As filed with the U.S. Securities and Exchange Commission on July 29, 2021

Registration No. 333-61366

811-10385

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.___________________ ☐

Post-Effective Amendment No. 164 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 168 ☒

(Check appropriate box or boxes)

Pacific Funds Series Trust

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-3202

Audrey L. Cheng, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on July 30, 2021 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus dated August 1, 2021

TICKER SYMBOLS by Share Class
FUND	A	C	I	Advisor
Pacific FundsSM Portfolio Optimization Conservative	POAAX	POACX	N/A	PLCDX
Pacific FundsSM Portfolio Optimization Moderate-Conservative	POBAX	POBCX	N/A	PMCDX
Pacific FundsSM Portfolio Optimization Moderate	POCAX	POMCX	N/A	POMDX
Pacific FundsSM Portfolio Optimization Growth	PODAX	PODCX	N/A	PMADX
Pacific FundsSM Portfolio Optimization Aggressive-Growth	POEAX	POCEX	N/A	POEDX
Pacific FundsSM Ultra Short Income	N/A	N/A	PLUIX	PLUDX
Pacific FundsSM Short Duration Income	PLADX	PLCSX	PLSDX	PLDSX
Pacific FundsSM ESG Low Duration	N/A	N/A	PLESX	PLEVX
Pacific FundsSM Core Income	PLIAX	PLNCX	PLIIX	PLIDX
Pacific FundsSM ESG Core Bond	N/A	N/A	PLEBX	PLEDX
Pacific FundsSM Strategic Income	PLSTX	PLCNX	PLSRX	PLSFX
Pacific FundsSM Floating Rate Income	PLFLX	PLBCX	PLFRX	PLFDX
Pacific FundsSM High Income	PLAHX	PLCHX	PLHIX	PLHYX

TICKER SYMBOLS by Share Class
FUND	A	C	R6	Advisor
Pacific FundsSM Small/Mid-Cap	PFDAX	PFPCX	PFOIX	PFMDX
Pacific FundsSM Small-Cap	PFKAX	PFACX	PFJIX	PFQDX
Pacific FundsSM Small-Cap Value	PFEAX	PFHCX	PFEIX	PFFDX

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

Table of Contents

Fund Summaries

Pacific Funds Portfolio Optimization Conservative	4
Pacific Funds Portfolio Optimization Moderate-Conservative	10
Pacific Funds Portfolio Optimization Moderate	16
Pacific Funds Portfolio Optimization Growth	22
Pacific Funds Portfolio Optimization Aggressive-Growth	28
Pacific Funds Ultra Short Income	33
Pacific Funds Short Duration Income	36
Pacific Funds ESG Low Duration	40
Pacific Funds Core Income	44
Pacific Funds ESG Core Bond	48
Pacific Funds Strategic Income	52
Pacific Funds Floating Rate Income	56
Pacific Funds High Income	60
Pacific Funds Small/Mid-Cap	63
Pacific Funds Small-Cap	66
Pacific Funds Small-Cap Value	69
Additional Summary Information	72
Additional Information About Principal Investment Strategies and Principal Risks	72
General Investment Information	72
Portfolio Optimization Funds	74
Pacific Funds Ultra Short Income	76
Pacific Funds Short Duration Income	77
Pacific Funds ESG Low Duration	78
Pacific Funds Core Income	79
Pacific Funds ESG Core Bond	80
Pacific Funds Strategic Income	82
Pacific Funds Floating Rate Income	82
Pacific Funds High Income	83
Pacific Funds Small/Mid-Cap	83
Pacific Funds Small-Cap	84
Pacific Funds Small-Cap Value	84
Additional Information About Principal Risks	85
Additional Information About Certain Ancillary Risks	94
Additional Information About Fees and Expenses	96
Additional Information About Shareholder Fees	96
Additional Information About Operating Expenses	97
Shareholder Account Information	98
Overview of the Share Classes	99
Share Class Eligibility	100
Distribution and/or Service Fees	100
Initial Sales Charges	101
Sales Charges — Waivers and Reductions (Class A Shares)	101
Contingent Deferred Sales Charges (“CDSCs”)	104
Automatic Conversion of Class C Shares to Class A Shares	104
Purchasing Shares	105
How to Purchase Shares	106
Selling Shares	108
Exchanging Shares	109
Additional Information About Fund Performance	109
Index Definitions	110
Other Fund Information	111
Execution of Your Requests	111
How Share Prices Are Calculated	112
Security and Shareholder Protection	114
Prevention of Disruptive Trading	114
Dividends and Distributions	115
Distribution and Servicing Arrangements	115
General Summary of Tax Consequences	116
Document Delivery	117
Fund Organization	118

2

About Management	118
Financial Highlights	124

Where To Go For More Information	back cover of this Prospectus

Appendix	back of this Prospectus

Trademarks and service marks (“Marks”) regarding Pacific Funds are owned and/or registered by Pacific Life Insurance Company or its affiliates. Third-party Marks belong to their respective owners.

3

Pacific FundsSM Portfolio Optimization Conservative

Investment Goal

This Fund seeks current income and preservation of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None
Other Expenses	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[1]	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.03%
Less Expense Reimbursement[2]	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.21%	1.96%	0.96%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023 for Class A, Class C and Advisor Class shares. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$667	$299	$98
3 years	$927	$630	$321
5 years	$1,207	$1,087	$562
10 years	$2,004	$2,353	$1,253

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$667	$199	$98
3 years	$927	$630	$321
5 years	$1,207	$1,087	$562
10 years	$2,004	$2,353	$1,253

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”), does not pay transaction costs, such as commissions, when it buys and sells shares of Underlying Funds (or “turns over” its holdings); however, a higher portfolio turnover rate, which reflects a greater number of shares of Underlying Funds being bought or sold, may result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended March 31, 2021, the portfolio turnover rate was 37% of the average value of the Fund. An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s and Underlying Funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in Underlying Funds. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

4

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
70-85%	15-30%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset classes such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset classes such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to debt securities risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

5

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Derivatives Risk: An Underlying Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forwards and futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be

6

forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. An Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank

7

market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Conservative Composite Benchmark, are presented. The composite benchmark is comprised of 71% Bloomberg Barclays US Aggregate Bond, 17% S&P 500, 7% ICE BofA U.S. 3-Month Treasury Bill, and 5% MSCI EAFE Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class A return for the period 1/1/21 through 6/30/21: 3.22%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 10.07%; Q1 2020: (7.79%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	4.72%	5.01%	4.10%	N/A
Class A (after taxes on distributions)	3.53%	3.60%	2.84%	N/A
Class A (after taxes on distributions and sale of Fund shares)	2.81%	3.41%	2.76%	N/A
Class C (incepted December 31, 2003) (before taxes)	9.08%	5.44%	3.93%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	11.06%	6.48%	N/A	4.68%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%	N/A
Pacific Funds Portfolio Optimization Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes)	9.38%	6.34%	5.53%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

8

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2003 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

9

Pacific FundsSM Portfolio Optimization Moderate-Conservative

Investment Goal

This Fund seeks current income and moderate growth of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses[1]	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.29%	2.04%	1.04%
Less Expense Reimbursement[2]	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.23%	1.98%	0.98%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023 for Class A, Class C and Advisor Class shares. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$668	$301	$100
3 years	$931	$634	$325
5 years	$1,213	$1,093	$568
10 years	$2,016	$2,364	$1,266

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$668	$201	$100
3 years	$931	$634	$325
5 years	$1,213	$1,093	$568
10 years	$2,016	$2,364	$1,266

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”), does not pay transaction costs, such as commissions, when it buys and sells shares of Underlying Funds (or “turns over” its holdings); however, a higher portfolio turnover rate, which reflects a greater number of shares of Underlying Funds being bought or sold, may result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended March 31, 2021, the portfolio turnover rate was 28% of the average value of the Fund. An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s and Underlying Funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in Underlying Funds. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

10

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
50-70%	30-50%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset classes such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset classes such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to debt securities risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

11

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Derivatives Risk: An Underlying Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forwards and futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

12

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. An Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

13

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark, are presented. The composite benchmark is comprised of 55% Bloomberg Barclays US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 5% ICE BofA U.S. 3-Month Treasury Bill Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class A return for the period 1/1/21 through 6/30/21: 5.91%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 12.87%; Q1 2020: (11.79%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	6.17%	6.28%	5.31%	N/A
Class A (after taxes on distributions)	5.13%	4.50%	3.95%	N/A
Class A (after taxes on distributions and sale of Fund shares)	3.70%	4.38%	3.77%	N/A
Class C (incepted December 31, 2003) (before taxes)	10.55%	6.71%	5.15%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	12.60%	7.77%	N/A	6.24%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%	N/A
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes)	11.15%	8.03%	7.02%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

14

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2003 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

15

Pacific FundsSM Portfolio Optimization Moderate

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses[1]	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.01%
Less Expense Reimbursement[2]	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.22%	1.97%	0.97%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023 for Class A, Class C and Advisor Class shares. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$667	$300	$99
3 years	$924	$627	$318
5 years	$1,200	$1,079	$554
10 years	$1,986	$2,334	$1,233

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$667	$200	$99
3 years	$924	$627	$318
5 years	$1,200	$1,079	$554
10 years	$1,986	$2,334	$1,233

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”), does not pay transaction costs, such as commissions, when it buys and sells shares of Underlying Funds (or “turns over” its holdings); however, a higher portfolio turnover rate, which reflects a greater number of shares of Underlying Funds being bought or sold, may result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended March 31, 2021, the portfolio turnover rate was 27% of the average value of the Fund. An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s and Underlying Funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in Underlying Funds. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

16

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
30-50%	50-70%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset classes such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset classes such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

17

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Derivatives Risk: An Underlying Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: The Underlying Fund may invest in forwards and futures contracts, options and swap agreements, including taking short positions using certain derivatives, and enter into short sales as a principal investment strategy. These investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

18

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that

19

reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Moderate Composite Benchmark, are presented. The composite benchmark is comprised of 45% S&P 500, 38% Bloomberg Barclays US Aggregate Bond, 15% MSCI EAFE, and 2% ICE BofA U.S. 3-Month Treasury Bill Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class A return for the period 1/1/21 through 6/30/21: 8.82%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 16.23%; Q1 2020: (15.47%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	8.34%	8.02%	6.74%	N/A
Class A (after taxes on distributions)	7.18%	5.98%	5.30%	N/A
Class A (after taxes on distributions and sale of Fund shares)	5.12%	5.77%	5.00%	N/A
Class C (incepted December 31, 2003) (before taxes)	12.77%	8.45%	6.58%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	14.86%	9.51%	N/A	8.00%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%	N/A
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Pacific Funds Portfolio Optimization Moderate Composite Benchmark (reflects no deductions for fees, expenses or taxes)	13.03%	9.90%	8.69%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

20

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2003 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

21

Pacific FundsSM Portfolio Optimization Growth

Investment Goal

This Fund seeks moderately high, long-term capital appreciation with low, current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses[1]	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.30%	2.05%	1.05%
Less Expense Reimbursement[2]	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.26%	2.01%	1.01%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023 for Class A, Class C and Advisor Class shares. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$671	$304	$103
3 years	$936	$639	$330
5 years	$1,220	$1,100	$575
10 years	$2,028	$2,376	$1,279

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$671	$204	$1023
3 years	$936	$639	$330
5 years	$1,220	$1,100	$575
10 years	$2,028	$2,376	$1,279

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”), does not pay transaction costs, such as commissions, when it buys and sells shares of Underlying Funds (or “turns over” its holdings); however, a higher portfolio turnover rate, which reflects a greater number of shares of Underlying Funds being bought or sold, may result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended March 31, 2021, the portfolio turnover rate was 28% of the average value of the Fund. An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s and Underlying Funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in Underlying Funds. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

22

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
15-30%	70-85%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset classes such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset classes such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

23

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Derivatives Risk: An Underlying Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

24

● Leverage Risk: An Underlying Fund may invest in forwards and futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based

25

market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Growth Composite Benchmark, are presented. The composite benchmark is comprised of 58% S&P 500, 23% Bloomberg Barclays US Aggregate Bond, and 19% MSCI EAFE Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class A return for the period 1/1/21 through 6/30/21: 11.32%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 19.26%; Q1 2020: (20.08%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	8.67%	9.11%	7.71%	N/A
Class A (after taxes on distributions)	7.76%	6.91%	6.27%	N/A
Class A (after taxes on distributions and sale of Fund shares)	5.37%	6.67%	5.88%	N/A
Class C (incepted December 31, 2003) (before taxes)	13.12%	9.54%	7.56%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	15.18%	10.62%	N/A	9.37%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%	N/A
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Pacific Funds Portfolio Optimization Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	14.42%	11.44%	10.13%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

26

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2003 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

27

Pacific FundsSM Portfolio Optimization Aggressive-Growth

Investment Goal

This Fund seeks high, long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses[1]	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.32%	2.07%	1.07%
Less Expense Reimbursement[2]	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.26%	2.01%	1.01%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023 for Class A, Class C and Advisor Class shares. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$671	$304	$103
3 years	$940	$643	$334
5 years	$1,228	$1,108	$584
10 years	$2,048	$2,395	$1,300

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	Advisor
1 year	$671	$204	$103
3 years	$940	$643	$334
5 years	$1,228	$1,108	$584
10 years	$2,048	$2,395	$1,300

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”), does not pay transaction costs, such as commissions, when it buys and sells shares of Underlying Funds (or “turns over” its holdings); however, a higher portfolio turnover rate, which reflects a greater number of shares of Underlying Funds being bought or sold, may result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended March 31, 2021, the portfolio turnover rate was 31% of the average value of the Fund. An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s and Underlying Funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in Underlying Funds. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

28

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
0-15%	85-100%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset classes such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset classes such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

29

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Derivatives Risk: An Underlying Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forwards and futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk

30

(similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark, are presented. The composite benchmark is comprised of 69% S&P 500, 26% MSCI EAFE, and 5% Bloomberg Barclays US Aggregate Bond Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

31

Calendar Year Total Returns (%)1

1Class A return for the period 1/1/21 through 6/30/21: 13.97%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 21.35%; Q1 2020: (23.06%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	9.71%	10.34%	8.27%	N/A
Class A (after taxes on distributions)	8.69%	8.08%	6.97%	N/A
Class A (after taxes on distributions and sale of Fund shares)	6.18%	7.68%	6.41%	N/A
Class C (incepted December 31, 2003) (before taxes)	14.16%	10.78%	8.15%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	16.41%	11.89%	N/A	10.35%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%	N/A
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	15.24%	12.71%	11.25%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2003 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

32

Pacific FundsSM Ultra Short Income

Investment Goal

This Fund seeks current income consistent with capital preservation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	I	Advisor
Management Fee	0.25%	0.25%
Other Expenses	0.43%	0.42%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.69%	0.68%
Less Expense Reimbursement[3]	(0.36%)	(0.35%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.33%	0.33%

[1]	Expense information has been restated to reflect current fees.
[2]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[3]

The investment adviser has agreed to limit certain "Other Expenses" incurred by the Fund that exceed an annual rate of 0.07% for Class I and Advisor Class shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	I	Advisor
1 year	$34	$34
3 years	$185	$182
5 years	$349	$344
10 years	$825	$813

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	I	Advisor
1 year	$34	$34
3 years	$185	$182
5 years	$349	$344
10 years	$825	$813

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 96% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

The Fund primarily invests in investment grade, U.S. dollar-denominated short-term fixed and floating rate debt securities, including corporate debt securities, mortgage-related securities, asset-backed securities, U.S. government securities and agency securities and money market instruments such as commercial paper, certificates of deposit, time deposits, deposit notes and bank notes. Debt securities in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities.

The weighted average duration of this Fund will vary based on the sub-adviser’s market forecasts and will not normally exceed one year. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Individual investment selection is generally based on the sub-adviser’s fundamental research process.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings. The Fund is not a money market fund and is not subject to the special regulatory requirements designed to enable money market funds to maintain a stable share price.

33

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing

34

business as Pacific Asset Management, managed the Fund before that date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class I return for the period 1/1/21 through 6/30/21: 0.45%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 4.36%; Q1 2020: (3.18%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	Since Inception
Class I (incepted June 28, 2019) (before taxes)	2.28%	2.45%
Class I (after taxes on distributions)	1.60%	1.67%
Class I (after taxes on distributions and sale of Fund shares)	1.35%	1.54%
Advisor Class (incepted June 28, 2019) (before taxes)	2.28%	2.45%
Bloomberg Barclays Short Treasury Total Return Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	0.95%	1.34%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2019 (Fund Inception)
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2019 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

35

Pacific FundsSM Short Duration Income

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	0.88%	1.63%	0.63%	0.63%
Less Expense Reimbursement[1]	(0.13%)	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%	1.50%	0.50%	0.50%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class C, Class I and Advisor Class shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$374	$253	$51	$51
3 years	$560	$502	$189	$189
5 years	$761	$874	$338	$338
10 years	$1,340	$1,922	$774	$774

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$374	$153	$51	$51
3 years	$560	$502	$189	$189
5 years	$761	$874	$338	$338
10 years	$1,340	$1,922	$774	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 76% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities that are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to

36

interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. The duration of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index was 1.94 years as of March 31, 2021.

Individual investment selection is generally based on the sub-adviser’s fundamental research process.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more

37

volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class I return for the period 1/1/21 through 6/30/21: 0.36%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 4.72%; Q1 2020: (3.19%)

38

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	4.03%	3.20%	3.03%
Class I (after taxes on distributions)	3.21%	2.23%	2.06%
Class I (after taxes on distributions and sale of Fund shares)	2.37%	2.02%	1.91%
Class A (incepted June 29, 2012) (before taxes)	0.59%	2.28%	2.21%
Class C (incepted June 29, 2012) (before taxes)	1.91%	2.15%	1.82%
Advisor Class (incepted June 29, 2012) (before taxes)	4.03%	3.19%	2.83%
Bloomberg Barclays US 1-3 Year Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	3.33%	2.21%	1.59%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2011 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

39

Pacific FundsSM ESG Low Duration

Investment Goal

This Fund seeks current income while giving consideration to certain environmental, social and governance (“ESG”) criteria; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	I	Advisor
Management Fee	0.40%	0.40%
Other Expenses[1]	0.66%	0.66%
Total Annual Fund Operating Expenses	1.06%	1.06%
Less Expense Reimbursement[2]	(0.56%)	(0.56%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.50%	0.50%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class I and Advisor Class shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	I	Advisor
1 year	$51	$51
3 years	$281	$281

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	I	Advisor
1 year	$51	$51
3 years	$281	$281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). This Fund is new and does not yet have a turnover rate. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities that are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. The duration of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index was 1.94 years as of March 31, 2021.

The sub-adviser integrates ESG principles into its investment process for the Fund. Individual investment selection is based on a combination of the sub-adviser’s fundamental research process, the sub-adviser’s ESG exclusions and the sub-adviser’s analysis of ESG metrics provided by independent third party ESG data providers (the ESG exclusions and ESG metrics together, the “ESG Criteria”). These considerations are described below. ESG Criteria are currently applied only to corporate bonds and securities issued by the U.S. government or its related agencies and debt securities issued by developed foreign governments and corporations and are not currently applied to any other investments outside these security types.

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies with sustainable competitive positions, strong management teams and the ability to generate free cash flow.

ESG Exclusions. The sub-adviser has created the following ESG exclusions to seek to screen out investment in corporate issuers

40

with direct involvement in: (i) the production of thermal coal, distribution of thermal coal, sale of thermal coal or use of thermal coal to manufacture other products or services that contribute materially to company revenue in excess of the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations or severe environmental damage. The sub-adviser seeks to exclude these issuers from the Fund because it believes that these issuers represent business models that are not sustainable over the long-term. The Fund may, however, invest in transition bonds issued by entities that derive revenue from activities in the exclusion list. Transition bonds are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more sustainable way of doing business. To factor ESG exclusions into its investment process, the sub-adviser relies on issuer lists and ESG-specific issuer information provided by independent third party ESG data providers which are determined by the internal methodologies and ESG analytics of those providers. The sub-adviser will apply these ESG exclusions to the securities of issuers whose operations or activities are covered by these ESG exclusions.

ESG Metrics. In analyzing ESG metrics to make portfolio decisions, the sub-adviser relies on ESG ratings and other information provided by various independent third party data providers to help construct a portfolio of high ESG quality. The sub-adviser does not score the ESG factors of most potential or existing investments in-house. Instead, the sub-adviser relies upon the assessments of independent third party data providers to score the ESG factors of each issuer, as those E, S or G factors are applicable or relevant to the issuer, to determine its overall ESG rating. The providers’ overall ESG ratings consider, as applicable or relevant, the following factors: environmental assessments (involving issues such as greenhouse gas emissions, resource efficiency, and waste management), social assessments (involving issues such as labor standards, occupational health & safety records, data security, and product quality & safety) and/or governance assessments (involving issues such as board structure & quality, executive compensation, anti-competitive practices, and ownership & shareholder rights). When determining an issuer’s overall ESG rating, the providers rate the environmental, social and governance factors of each company and then apply weights to each factor’s score to create an aggregate score. The sub-adviser relies upon this overall ESG rating when constructing the portfolio. This approach seeks to ensure that the portfolio maintains a high level of ESG quality broadly, across ESG factors. These ratings seek to measure the degree to which a company’s economic value is at risk due to ESG factors (e.g., an insurance company that has to cover flood and tornado claims), how well they manage the ESG risks relative to peers, and potential business opportunities arising from ESG factors.

Individual investment selection is generally based on a combination of the sub-adviser’s fundamental research process and consideration of applicable ESG Criteria.

The Fund generally seeks to invest in corporate debt securities that would result in a better average ESG rating for those debt securities, in aggregate, than the average ESG rating of the corporate debt securities within the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index (the Fund’s benchmark index) for which ESG ratings are available. The intended result is a portfolio of high ESG quality and low financial risk stemming from ESG factors. In those cases where ESG metrics are not available for certain types of securities or issuers, these securities may nonetheless be eligible for the Fund should they not be screened out based on the sub-adviser’s ESG exclusions.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, that there have been changes in the fundamentals of the issuer or security and/or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings. Further, the sub-adviser will re-evaluate the available ESG Criteria of portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG Criteria.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● ESG Criteria Risk: The sub-adviser’s consideration of ESG Criteria in its investment process could cause the Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. An independent third party ESG data provider’s assessment of the financial

41

materiality of ESG factors could be inaccurate, which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider’s.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Limited or No ESG Metrics Risk: Certain investments in which the Fund seeks to invest may have limited or unavailable ESG metrics. The Fund therefore will rely solely upon the ESG exclusions when seeking to satisfy the ESG Criteria for these investments. This could result in fewer ESG criteria being applied for opportunities for the Fund compared to potential investments where ESG metrics are available or less limited. Further, there may be limited or no availability of ESG metrics in certain asset classes such as mortgage-related securities and asset-backed securities, as well as limited availability of investments with strong ESG assessments in certain asset classes, such as low income focused mortgage-related securities.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The Fund has not commenced operations and does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

42

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2021 (Fund Inception)

Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2021 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

43

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	0.98%	1.73%	0.73%	0.73%
Less Expense Reimbursement[1]	(0.13%)	(0.13%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.85%	1.60%	0.55%	0.55%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Class C shares through 7/31/2022, and 0.05% for Class I and Advisor Class shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$508	$263	$56	$56
3 years	$711	$532	$215	$215
5 years	$932	$926	$388	$388
10 years	$1,564	$2,030	$890	$890

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$508	$163	$56	$56
3 years	$711	$532	$215	$215
5 years	$932	$926	$388	$388
10 years	$1,564	$2,030	$890	$890

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 102% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the

44

less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays US Aggregate Bond Index was 6.40 years as of March 31, 2021.

Individual investment selection is based on the sub-adviser’s fundamental research process.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will

45

cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class I return for the period 1/1/21 through 6/30/21: (0.34%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 6.81%; Q2 2013: (3.00%)

46

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years	Since Inception
Class I (incepted December 31, 2010) (before taxes)	8.70%	5.67%	5.10%	N/A
Class I (after taxes on distributions)	7.37%	4.31%	3.61%	N/A
Class I (after taxes on distributions and sale of Fund shares)	5.15%	3.76%	3.30%	N/A
Class A (incepted December 31, 2010) (before taxes)	3.75%	4.45%	4.37%	N/A
Class C (incepted June 30, 2011) (before taxes)	6.67%	4.58%	N/A	3.79%
Advisor Class (incepted June 29, 2012) (before taxes)	8.79%	5.67%	N/A	4.48%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	7.51%	4.44%	3.84%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2010 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2016
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

47

Pacific FundsSM ESG Core Bond

Investment Goal

This Fund seeks total return, consisting of current income and capital appreciation, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	I	Advisor
Management Fee	0.38%	0.38%
Other Expenses	0.47%	0.47%
Total Annual Fund Operating Expenses	0.85%	0.85%
Less Expense Reimbursement[2]	(0.37%)	(0.37%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.48%	0.48%

[1]	Expense information has been restated to reflect current fees.
[2]

The investment adviser has agreed to limit certain "Other Expenses" incurred by the Fund that exceed an annual rate of 0.10% for Class I and Advisor Class shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	I	Advisor
1 year	$49	$49
3 years	$234	$234
5 years	$435	$435
10 years	$1,015	$1,015

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	I	Advisor
1 year	$49	$49
3 years	$234	$234
5 years	$435	$435
10 years	$1,015	$1,015

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). For the period of December 14, 2020 (Fund inception) through the fiscal year ended March 31, 2021, the portfolio turnover rate was 26% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities. The Fund primarily invests in a broad range of investment grade debt securities, including corporate bonds, mortgage-related securities, asset-backed securities, debt securities issued by the U.S. government or its related agencies and U.S. dollar-denominated debt securities issued by developed foreign governments and corporations. Under normal circumstances, the Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 30% of its assets in U.S. dollar-denominated debt securities of developed foreign governments and corporations.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays US Aggregate Bond Index was 6.40 years as of March 31, 2021.

The sub-adviser integrates ESG principles into its investment process for the Fund. Individual investment selection is based on a combination of the sub-adviser’s fundamental research process, the sub-adviser’s ESG exclusions and the sub-adviser’s analysis of ESG metrics provided by independent third party ESG data providers (the ESG exclusions and ESG metrics together, the “ESG Criteria”). These considerations are described below. ESG

48

Criteria are currently applied only to corporate bonds and securities issued by the U.S. government or its related agencies and debt securities issued by developed foreign governments and corporations and are not currently applied to any other investments outside these security types.

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies with sustainable competitive positions, strong management teams and the ability to generate free cash flow.

ESG Exclusions. The sub-adviser has created the following ESG exclusions to seek to screen out investment in corporate issuers with direct involvement in: (i) the production of thermal coal, distribution of thermal coal, sale of thermal coal or use of thermal coal to manufacture other products or services that contribute materially to company revenue in excess of the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations or severe environmental damage. The sub-adviser seeks to exclude these issuers from the Fund because it believes that these issuers represent business models that are not sustainable over the long-term. The Fund may, however, invest in transition bonds issued by entities that derive revenue from activities in the exclusion list. Transition bonds are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more sustainable way of doing business. To factor ESG exclusions into its investment process, the sub-adviser relies on issuer lists and ESG-specific issuer information provided by independent third party ESG data providers which are determined by the internal methodologies and ESG analytics of those providers. The sub-adviser will apply these ESG exclusions to the securities of issuers whose operations or activities are covered by these ESG exclusions.

ESG Metrics. In analyzing ESG metrics to make portfolio decisions, the sub-adviser relies on ESG ratings and other information provided by various independent third party data providers to help construct a portfolio of high ESG quality. The sub-adviser does not score the ESG factors of most potential or existing investments in-house. Instead, the sub-adviser relies upon the assessments of independent third party data providers to score the ESG factors of each issuer, as those E, S or G factors are applicable or relevant to the issuer, to determine its overall ESG rating. The providers’ overall ESG ratings consider, as applicable or relevant, the following factors: environmental assessments (involving issues such as greenhouse gas emissions, resource efficiency, and waste management), social assessments (involving issues such as labor standards, occupational health & safety records, data security and product quality & safety) and/or governance assessments (involving issues such as board structure & quality, executive compensation, anti-competitive practices, and ownership & shareholder rights). When determining an issuer’s overall ESG rating, the providers rate the environmental, social and governance factors of each company and then apply weights to each factor’s score to create an aggregate score. The sub-adviser relies upon this overall ESG rating when constructing the portfolio. This approach seeks to ensure that the portfolio maintains a high level of ESG quality broadly, across ESG factors. These ratings seek to measure the degree to which a company’s economic value is at risk due to ESG factors (e.g., an insurance company that has to cover flood and tornado claims), how well they manage the ESG risks relative to peers, and potential business opportunities arising from ESG factors.

Individual investment selection is generally based on the sub-adviser’s fundamental research process.

The Fund generally seeks to invest in corporate debt securities that would result in a better average ESG rating for those debt securities, in aggregate, than the average ESG rating of the corporate debt securities within the Bloomberg Barclays US Aggregate Bond Index (the Fund’s benchmark index) for which ESG ratings are available. The intended result is a portfolio of high ESG quality and low financial risk stemming from ESG factors. In those cases where ESG metrics are not available for certain types of securities or issuers, these securities may nonetheless be eligible for the Fund should they not be screened out based on the sub-adviser’s ESG exclusions.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, that there have been changes in the fundamentals of the issuer or security and/or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings. Further, the sub-adviser will re-evaluate the available ESG Criteria of portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG Criteria.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making

49

them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● ESG Criteria Risk: The sub-adviser’s consideration of ESG Criteria in its investment process could cause the Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. An independent third party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider’s.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Limited or No ESG Metrics Risk: Certain investments in which the Fund seeks to invest may have limited or unavailable ESG metrics. The Fund therefore will rely solely upon the ESG exclusions when seeking to satisfy the ESG Criteria for these investments. This could result in fewer ESG criteria being applied for opportunities for the Fund compared to potential investments where ESG metrics are available or less limited. Further, there may be limited or no availability of ESG metrics in certain asset classes such as mortgage-related securities and asset-backed securities, as well as limited availability of investments with strong ESG assessments in certain asset classes, such as low income focused mortgage-related securities.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

50

Performance

The Fund commenced operations on December 14, 2020 and does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2020 (Fund Inception)
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2020 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

51

Pacific FundsSM Strategic Income

Investment Goal

This Fund seeks a high level of current income. The Fund may also seek capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.23%	0.23%	0.24%	0.23%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.10%	1.85%	0.86%	0.85%
Less Expense Reimbursement[2]	(0.13%)	(0.18%)	(0.19%)	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.97%	1.67%	0.67%	0.72%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2022, and 0.05% for Class C and Class I shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

52

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$520	$270	$68	$74
3 years	$748	$564	$255	$258
5 years	$993	$984	$458	$459
10 years	$1,697	$2,154	$1,043	$1,037

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$520	$170	$68	$74
3 years	$748	$564	$255	$258
5 years	$993	$984	$458	$459
10 years	$1,697	$2,154	$1,043	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 86% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies
This Fund invests principally in income producing debt instruments. The Fund’s allocations to non-investment grade debt instruments and investment grade debt instruments will change based on the sub-adviser’s view of market conditions and, as a result, may range from up to 70% of the Fund’s assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate loans to up to 65% of the Fund’s assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: foreign currency denominated debt instruments, convertible securities or equity securities.

Individual investment selection is generally based on the sub-adviser’s fundamental research process.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk),

53

subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

54

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class I return for the period 1/1/21 through 6/30/21: 2.56%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 11.57%; Q1 2020: (10.68%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	9.82%	7.64%	6.88%
Class I (after taxes on distributions)	8.00%	5.77%	4.70%
Class I (after taxes on distributions and sale of Fund shares)	5.73%	5.06%	4.37%
Class A (incepted June 29, 2012) (before taxes)	4.75%	6.39%	5.55%
Class C (incepted June 29, 2012) (before taxes)	7.68%	6.56%	5.34%
Advisor Class (incepted June 29, 2012) (before taxes)	9.79%	7.58%	6.35%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	7.51%	4.44%	3.39%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
David Weismiller, CFA, Managing Director and Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

55

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.27%	0.27%	0.26%	0.26%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.20%	1.95%	0.94%	0.94%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.15%)	(0.20%)	(0.19%)	(0.14%)
Total Annual Fund Operating Expenses after Fee Waiver Expense Reimbursement	1.05%	1.75%	0.75%	0.80%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to waive 0.025% of its management fee on net assets above $1 billion through $2 billion and 0.050% on net assets above $2 billion through $3 billion. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2022, and 0.05% for Class C and Class I shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the fee waiver and the expense reimbursement (expense limitation) which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$404	$278	$77	$82
3 years	$655	$593	$281	$286
5 years	$926	$1,034	$502	$506
10 years	$1,698	$2,259	$1,137	$1,142

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$404	$178	$77	$82
3 years	$655	$593	$281	$286
5 years	$926	$1,034	$502	$506
10 years	$1,698	$2,259	$1,137	$1,142

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 116% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which

56

the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the sub-adviser’s fundamental research process and an assessment of the investment’s relative value. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or

57

there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class I return for the period 1/1/21 through 6/30/21: 2.89%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 6.84%; Q1 2020: (10.39%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class I (incepted June 30, 2011) (before taxes)	1.60%	4.65%	4.34%
Class I (after taxes on distributions)	(0.10%)	2.68%	2.40%
Class I (after taxes on distributions and sale of Fund shares)	0.90%	2.69%	2.48%
Class A (incepted December 30, 2011) (before taxes)	(1.80%)	3.69%	3.91%
Class C (incepted December 30, 2011) (before taxes)	(0.46%)	3.60%	3.52%
Advisor Class (incepted June 29, 2012) (before taxes)	1.45%	4.57%	4.15%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	2.78%	5.19%	4.39%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the

58

return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

59

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.13%	1.88%	0.88%	0.88%
Less Expense Reimbursement[1]	(0.18%)	(0.23%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%	1.65%	0.70%	0.70%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class I and Advisor Class shares through 7/31/2022, and 0.05% for Class C shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$518	$268	$72	$72
3 years	$752	$569	$263	$263
5 years	$1,004	$995	$470	$470
10 years	$1,726	$2,182	$1,068	$1,068

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$518	$168	$72	$72
3 years	$752	$569	$263	$263
5 years	$1,004	$995	$470	$470
10 years	$1,726	$2,182	$1,068	$1,068

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 66% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars.

Individual investment selection is generally based on the sub-adviser’s fundamental research process.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

60

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR

61

after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Class I return for the period 1/1/21 through 6/30/21: 3.73%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 9.74%; Q1 2020: (14.16%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	5.88%	7.90%	6.59%
Class I (after taxes on distributions)	3.53%	5.40%	3.99%
Class I (after taxes on distributions and sale of Fund shares)	3.37%	4.97%	3.94%
Class A (incepted June 29, 2012) (before taxes)	1.15%	6.72%	5.15%
Class C (incepted June 29, 2012) (before taxes)	3.82%	6.85%	4.93%
Advisor Class (incepted June 29, 2012) (before taxes)	5.92%	7.91%	5.95%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	7.05%	8.57%	7.09%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
C. Robert Boyd, Senior Managing Director and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

62

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	R6	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	R6	Advisor
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.25%
Total Annual Fund Operating Expenses	1.24%	1.99%	0.99%	1.00%
Less Expense Reimbursement[1]	(0.04%)	(0.04%)	(0.14%)	(0.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.20%	1.95%	0.85%	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% for Class A, Class C and Advisor Class shares through 7/31/2022 and 0.10% for Class R6 shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	R6	Advisor
1 year	$542	$298	$87	$97
3 years	$798	$621	$301	$313
5 years	$1,073	$1,069	$533	$548
10 years	$1,858	$2,314	$1,200	$1,220

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	R6	Advisor
1 year	$542	$198	$87	$97
3 years	$798	$621	$301	$313
5 years	$1,073	$1,069	$533	$548
10 years	$1,858	$2,314	$1,200	$1,220

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 64% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index. As of March 31, 2021, the market capitalization range of the Russell 2500 Index was approximately $49.3 million to $31.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $7.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor

63

expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small/Mid-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Advisor Class shares. The performance figures shown below for the share classes of the Fund for periods prior to January 11, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class A, Class C, Class R6, and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014, and the Since Inception returns in the table below are based on this date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Advisor Class return for the period 1/1/21 through 6/30/21: 19.39%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 27.05%; Q1 2020: (32.01%)

64

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Advisor Class (before taxes)	9.46%	9.91%	8.29%
Advisor Class (after taxes on distributions)	9.37%	9.70%	8.08%
Advisor Class (after taxes on distributions and sale of Fund shares)	5.66%	7.84%	6.55%
Class A (before taxes)	4.58%	8.72%	7.31%
Class C (before taxes)	7.37%	8.86%	7.42%
Class R6 (before taxes)	9.63%	9.98%	8.35%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	19.99%	13.64%	10.70%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Advisor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild & Co Asset Management US Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director and Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director and Portfolio Manager	Since 2014*
Michael Kehoe, Managing Director and Portfolio Manager	Since 2019
Eric Fraser, Director and Portfolio Manager	Since 2019
Bradley Hunnewell, CFA, Director and Portfolio Manager	Since 2019

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

65

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	R6	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	R6	Advisor
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.88%	0.90%	0.89%	0.90%
Total Annual Fund Operating Expenses	1.88%	2.65%	1.64%	1.65%
Less Expense Reimbursement[1]	(0.68%)	(0.70%)	(0.79%)	(0.70%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.20%	1.95%	0.85%	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% for Class A, Class C and Advisor Class shares through 7/31/2022 and 0.10% for Class R6 shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	R6	Advisor
1 year	$542	$298	$87	$97
3 years	$928	$757	$440	$452
5 years	$1,337	$1,343	$817	$831
10 years	$2,479	$2,932	$1,877	$1,896

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	R6	Advisor
1 year	$542	$198	$87	$97
3 years	$928	$757	$440	$452
5 years	$1,337	$1,343	$817	$831
10 years	$2,479	$2,932	$1,877	$1,896

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 75% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Index was approximately $49.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor

66

expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Advisor Class shares. The performance figures shown below for the share classes of the Fund for periods prior to January 11, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class A, Class C, Class R6, and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014, and the Since Inception returns in the table below are based on this date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Advisor Class return for the period 1/1/21 through 6/30/21: 19.87%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 27.35%; Q1 2020: (32.90%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Advisor Class (before taxes)	9.79%	9.43%	7.52%
Advisor Class (after taxes on distributions)	9.77%	9.04%	7.17%
Advisor Class (after taxes on distributions and sale of Fund shares)	5.81%	7.42%	5.91%
Class A (before taxes)	4.72%	8.22%	6.53%
Class C (before taxes)	7.62%	8.34%	6.63%
Class R6 (before taxes)	9.84%	9.46%	7.54%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	19.96%	13.26%	10.10%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Advisor Class shares only and will vary for other classes; and (c) are not relevant

67

to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild & Co Asset Management US Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director and Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director and Portfolio Manager	Since 2014*
Michael Kehoe, Managing Director and Portfolio Manager	Since 2019
Eric Fraser, Director and Portfolio Manager	Since 2019
Bradley Hunnewell, CFA, Director and Portfolio Manager	Since 2019

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

68

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 99 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	R6	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	R6	Advisor
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.85%	0.87%	0.86%	0.86%
Total Annual Fund Operating Expenses	1.85%	2.62%	1.61%	1.61%
Less Expense Reimbursement[1]	(0.65%)	(0.67%)	(0.76%)	(0.66%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.20%	1.95%	0.85%	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% for Class A, Class C and Advisor Class shares through 7/31/2022 and 0.10% for Class R6 shares through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the expense reimbursement (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	R6	Advisor
1 year	$542	$298	$87	$97
3 years	$921	$751	$434	$443
5 years	$1,325	$1,330	$804	$814
10 years	$2,451	$2,904	$1,847	$1,855

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	R6	Advisor
1 year	$542	$198	$87	$97
3 years	$921	$751	$434	$443
5 years	$1,325	$1,330	$804	$814
10 years	$2,451	$2,904	$1,847	$1,855

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 87% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $58.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $3.6 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

69

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Value Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Advisor Class shares. The performance figures shown below for the share classes of the Fund for periods prior to January 11, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class A, Class C, Class R6, and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014, and the Since Inception returns in the table below are based on this date.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.PacificFunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1

1Advisor Class return for the period 1/1/21 through 6/30/21: 26.55%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 29.32%; Q1 2020: (37.98%)

70

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Advisor Class (before taxes)	(2.30%)	6.29%	4.58%
Advisor Class (after taxes on distributions)	(2.47%)	4.69%	3.13%
Advisor Class (after taxes on distributions and sale of Fund shares)	(1.25%)	4.58%	3.24%
Class A (before taxes)	(6.80%)	5.08%	3.60%
Class C (before taxes)	(4.15%)	5.24%	3.72%
Class R6 (before taxes)	(2.42%)	6.28%	4.58%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	4.63%	9.65%	6.59%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Advisor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild & Co Asset Management US Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director and Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director and Portfolio Manager	Since 2014*
Michael Kehoe, Managing Director and Portfolio Manager	Since 2019
Eric Fraser, Director and Portfolio Manager	Since 2019
Bradley Hunnewell, CFA, Director and Portfolio Manager	Since 2019

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this Prospectus.

71

ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Once you have established an account, you may generally purchase or redeem (sell) shares of a Fund on any business day by mail (Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone by calling customer service at (800) 722-2333 or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A and Class C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. For Class I shares, the minimum initial investment is $500,000 for Institutional Investors, with no minimum for subsequent investments. Class I shares are only available to eligible investors. Class R6 shares generally have no minimum for initial or subsequent investments, except for certain institutional investors who purchase Class R6 shares directly with the Trust’s transfer agent for which the minimum initial investment is $1,000,000 with no minimum for subsequent investments. Class R6 shares are only available to eligible investors. There is no minimum initial or subsequent investment for Advisor Class shares because they are generally only available to investors in fee-based advisory programs. Not all classes are available for direct investment for all Funds. Pacific Funds Series Trust (the “Trust” or “Pacific Funds”) reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. The Trust and Pacific Select Distributors, LLC, the distributor and principal underwriter for the Trust (the “Distributor”), reserve the right to reject any request to buy shares.

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.

Tax Information

The Trust’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as through a “fund supermarket” where a variety of mutual funds from different fund families are offered through your broker-dealer or other financial intermediary), the Trust and its related companies may pay the broker-dealer or other financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

You should consult with your financial professional to determine which Fund may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if a change in your investment strategy is needed. The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) are funds of funds that seek to achieve their investment goals by investing in Class P shares of certain other Funds within the Trust (the “Underlying Funds”). PLFA has retained other portfolio management firms to manage most of the Underlying Funds. Pacific Funds Ultra Short Income, Pacific Funds Short Duration Income, Pacific Funds ESG Low Duration, Pacific Funds Core Income, Pacific Funds ESG Core Bond, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income and Pacific Funds High Income (together, the “PF Fixed Income Funds”) are sub-advised by Pacific Asset Management LLC (“Pacific Asset Management”). Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value (together, the “PF U.S. Equity Funds”) are sub-advised by Rothschild & Co Asset Management US Inc. (“Rothschild & Co”). More information on PLFA, Pacific Asset Management and Rothschild & Co can be found in the About Management section of this Prospectus. Information about the Underlying Funds is contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

Please read this Prospectus carefully before investing or sending money and keep it for future reference. You should read the complete description of the Funds in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

The following provides general investment information that applies to all Funds offered in this Prospectus, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings as well as each Fund’s non-principal investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each

72

Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Except for the PF U.S. Equity Funds and the PF Fixed Income Funds, a Fund’s stated investment goal is fundamental and cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or credit ratings or capitalizations of securities. These investment policies apply at the time the investment is made so a Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, a Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies in which a Fund may invest are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

Some investment policies are in place due to regulatory requirements relating to the name of the particular Fund (“Name Test Policy”) and impose an 80% investment minimum. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to a Fund’s total assets. Please see the SAI for additional information on the Name Test Policy.

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So, the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

Weighted average maturity is the average of the current maturities of all bonds held by a Fund, calculated to weight more heavily those bonds held in higher dollar values by the Fund. Weighted average maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. Usually, the longer the weighted average maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the weighted average maturity of a fund. Therefore, in the case of a Fund which holds mortgage-related securities, asset-backed securities and similar types of securities, the weighted average maturity of a Fund is equivalent to its weighted average life. Weighted average life is the weighted average maturity of the cash flows in the securities held by a Fund given certain prepayment assumptions.

Some of these Funds are available for investment by the Portfolio Optimization Funds. Changes to the target allocations or rebalancing of a Portfolio Optimization Fund can result in the transfer of assets from one Fund to another. The Funds may use or increase their use of derivatives, such as futures contracts, to manage cash flows in connection with allocation changes for the Portfolio Optimization Funds (including periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds), subjecting these Funds to derivatives risk and leverage risk. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments, investments made on shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, a Fund that uses such instruments may have a higher portfolio turnover rate than as disclosed in its Fund summary. During the past fiscal year, the following Fund engaged in active and frequent trading (over 100% turnover of portfolio securities): Pacific Funds Core Income and Pacific Funds Floating Rate Income. High portfolio turnover rates may cause a Fund to incur higher levels of trading costs, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

Each Fund is impacted by the liquidity of its investments. Liquidity risk for a Fund is defined as the risk that such Fund would not be able to meet requests to redeem shares without the significant dilution of the interests of the remaining investors in that Fund. To address this risk, unless otherwise noted, all Funds may hold some cash or cash equivalents for redemption purposes.

Each Fund may hold illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. A Fund may not acquire illiquid securities if, as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. Once the value of a Fund’s illiquid investments exceeds 15%, that Fund may not make any additional purchases of illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities or other factors (such as the determination of previously liquid securities as illiquid), a Fund’s net assets are in excess of

73

15% of illiquid investments, PLFA will take appropriate steps to address the liquidity of that Fund in accordance with the Trust’s Liquidity Risk Management Program.

Unless otherwise noted, the Managers may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal or otherwise deviate from its disclosed principal investment strategies. For example, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market economic, industry, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, in connection with the liquidation of a Fund, where the sub-adviser or co-sub-adviser of a Fund is no longer managing the Fund, or other reasons. In such cases, a Fund (including a Fund with international holdings) may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high-quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may lose money. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

All risks described in this Additional Information About Principal Investment Strategies and Principal Risks section are listed alphabetically for reader ease and not by importance of the risk to the Funds as they are in the Fund Summaries sections.  The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries sections at the beginning of this Prospectus.

Portfolio Optimization Funds

Investment Goals:

Pacific FundsSM Portfolio Optimization Conservative seeks current income and preservation of capital.

Pacific FundsSM Portfolio Optimization Moderate-Conservative seeks current income and moderate growth of capital.

Pacific FundsSM Portfolio Optimization Moderate seeks long-term growth of capital and low to moderate income.

Pacific FundsSM Portfolio Optimization Growth seeks moderately high, long-term capital appreciation with low, current income.

Pacific FundsSM Portfolio Optimization Aggressive-Growth seeks high, long-term capital appreciation.

Principal Investment Strategies

The Portfolio Optimization Funds are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing in Class P shares of the Underlying Funds. Each Fund seeks to optimize returns given a certain level of risk tolerance. Under normal market conditions, each Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the ranges described in its Fund summary.

The theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long-term. This assumes that asset classes may not move in tandem and that positive returns in one or more asset classes may help offset negative returns in other asset classes.

PLFA manages and oversees each Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction. PLFA manages each Fund using an approximate 10-year investment horizon, meaning that its investment decisions are based on a 10-year outlook for the Fund. A Model is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the Fund’s broad asset class allocations to any point within the stated ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

74

(2) Manager Oversight. Once PLFA has conducted its manager search process and selected the management firms to manage the Underlying Funds, each Manager manages its respective Underlying Fund(s) in its own investment style and acts independently of other Underlying Fund Managers. PLFA monitors and evaluates each Underlying Fund Manager to seek to ensure that the Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages. PLFA may change the Manager of an Underlying Fund or add a Manager to co-manage an Underlying Fund with the existing Manager with approval from the Board of Trustees, which could impact the Fund.

(3) Investment Risk Management. PLFA monitors and analyzes the risks arising from the investments of the Fund, evaluates the impact of any risk exposures on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result. PLFA utilizes various risk management tools and resources to assess risks.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

PLFA may adjust an allocation for a Fund and reallocate the assets of the Fund to more closely align with the new adjusted allocation. This reallocation may take place over a period of time, which is usually not more than 90 days, during which the Fund will deviate from the new adjusted allocation. In addition, actual holdings of a Fund could vary from its desired allocations due to actual cash flows and changes to its Underlying Fund asset values as a result of market movements and portfolio management decisions. Actual allocations may also vary from the desired allocations if a Fund takes a temporary defensive position. If PLFA determines that adverse market, economic, political or other conditions warrant a temporary defensive position for a Fund, the Fund temporarily may invest inconsistent with its principal investment strategies in, partially or extensively, certain Underlying Funds or other investments that PLFA determines appropriate for such conditions. If PLFA makes such a determination, these investments could affect the Fund’s performance adversely and the Fund may not achieve its investment goal.

With respect to the Portfolio Optimization Conservative’s investment goal, “capital preservation” refers to investing in these principal investments with the intention of helping to stabilize and preserve the value of an investment in that Fund.

When investing purchase proceeds and meeting redemption requests for a Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the desired allocations and the current allocations of the Fund. This methodology is intended to help maintain the Fund’s desired allocations, although there is no assurance that the Fund will maintain its desired allocations using this methodology.

Each Fund may invest a significant portion of its assets in any single Underlying Fund. Each Fund expects to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

Each of the Portfolio Optimization Funds may invest in any or all of the asset classes or Underlying Funds, but is not required to invest in every asset class (other than the broad debt and equity asset classes as described in each Fund summary) or Underlying Fund or in any particular percentage of an asset class or Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust a Fund’s allocations to an Underlying Fund, including adding or removing Underlying Funds, as it deems appropriate to meet the respective Portfolio Optimization Fund’s investment goal at any time without shareholder notice.

For information on the Underlying Funds in which each of the Portfolio Optimization Funds may invest, see the Trust’s SAI and Class P prospectus, which can be obtained as described on the back cover of this Prospectus. For information on how to access the actual month-end holdings for the Portfolio Optimization Funds, see Portfolio Holdings Information on the back cover of this Prospectus.

Principal Risks: Each of the Portfolio Optimization Funds is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for each Portfolio Optimization Fund resulting from its respective allocations to the Underlying Funds. The risks listed may be associated with one or more Underlying Funds and are described in the Additional Information About Principal Risks section of this Prospectus.

Pacific FundsSM Portfolio Optimization Conservative

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● LIBOR Transition Risk
● Convertible Securities Risk	● Geographic Focus Risk	● Liquidity Risk
● Credit Risk	● Growth Companies Risk	● Mid-Capitalization Companies Risk

75

● Currency Risk	● High Yield/High Risk or “Junk”	● Mortgage-Related and Other Asset-
● Debt Securities Risk	Securities Risk	Backed Securities Risk
● Derivatives Risk	● Inflation-Indexed Debt Securities Risk	● Underlying Fund Risk
● Emerging Markets Risk	● Interest Rate Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● Value Companies Risk
● Floating Rate Loan Risk	● Leverage Risk

Pacific FundsSM Portfolio Optimization Moderate-Conservative

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● LIBOR Transition Risk
● Convertible Securities Risk	● Geographic Focus Risk	● Liquidity Risk
● Credit Risk	● Growth Companies Risk	● Mid-Capitalization Companies Risk
● Currency Risk	● High Yield/High Risk or “Junk”	● Mortgage-Related and Other Asset-
● Debt Securities Risk	Securities Risk	Backed Securities Risk
● Derivatives Risk	● Inflation-Indexed Debt Securities Risk	● Small-Capitalization Companies Risk
● Emerging Markets Risk	● Interest Rate Risk	● Underlying Fund Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● U.S. Government Securities Risk
● Floating Rate Loan Risk	● Leverage Risk	● Value Companies Risk

Pacific FundsSM Portfolio Optimization Moderate

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● Liquidity Risk
● Convertible Securities Risk	● Geographic Focus Risk	● Mid-Capitalization Companies Risk
● Credit Risk	● Growth Companies Risk	● Mortgage-Related and Other Asset-
● Currency Risk	● High Yield/High Risk or “Junk”	Backed Securities Risk
● Debt Securities Risk	Securities Risk	● Small-Capitalization Companies Risk
● Derivatives Risk	● Interest Rate Risk	● Underlying Fund Risk
● Emerging Markets Risk	● Large-Capitalization Companies Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● Leverage Risk	● Value Companies Risk
● Financial Sector Risk	● LIBOR Transition Risk

Pacific FundsSM Portfolio Optimization Growth

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Geographic Focus Risk	● Liquidity Risk
● Credit Risk	● Growth Companies Risk	● Mid-Capitalization Companies Risk
● Currency Risk	● High Yield/High Risk or “Junk”	● Mortgage-Related and Other Asset-
● Debt Securities Risk	Securities Risk	Backed Securities Risk
● Derivatives Risk	● Interest Rate Risk	● Small-Capitalization Companies Risk
● Emerging Markets Risk	● Large-Capitalization Companies Risk	● Underlying Fund Risk
● Equity Securities Risk	● Leverage Risk	● U.S. Government Securities Risk
● Financial Sector Risk	● LIBOR Transition Risk	● Value Companies Risk
● Foreign Markets Risk

Pacific FundsSM Portfolio Optimization Aggressive-Growth

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● Mortgage-Related and Other Asset-
● Credit Risk	● Geographic Focus Risk	Backed Securities Risk
● Currency Risk	● Growth Companies Risk	● Small-Capitalization Companies Risk
● Debt Securities Risk	● Interest Rate Risk	● Technology Sector Risk
● Derivatives Risk	● Large-Capitalization Companies Risk	● Underlying Fund Risk
● Emerging Markets Risk	● Leverage Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● Liquidity Risk	● Value Companies Risk
● Financial Sector Risk	● Mid-Capitalization Companies Risk

Pacific FundsSM Ultra Short Income

Investment Goal

This Fund seeks current income consistent with capital preservation.

Principal Investment Strategies

The Fund primarily invests in investment grade, U.S. dollar-denominated short-term fixed and floating rate debt securities, including corporate debt securities, mortgage-related securities, asset-backed securities, U.S. government securities and agency securities and money market instruments such as commercial paper, certificates of deposit, time deposits, deposit notes and bank notes. Debt securities in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities.

76

The weighted average duration of this Fund will vary based on the sub-adviser’s market forecasts and will not normally exceed one year. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The sub-adviser seeks to manage interest rate risk through its management of the weighted average duration of the investments it holds in the Fund.

Individual investment selection is generally based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (the Bloomberg Barclays Short Treasury Total Return Index). The Bloomberg Barclays Short Treasury Total Return Index is composed of all U.S. Treasuries that have a remaining maturity between one and twelve months.

The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings.

The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● Liquidity Risk
● Debt Securities Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Financial Sector Risk	● U.S. Government Securities Risk
● Foreign Markets Risk

Pacific FundsSM Short Duration Income

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities that are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. The duration of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index was 1.94 years as of March 31, 2021.

Individual investment selection is generally based on the Sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays US 1-3 Year Government/Credit Bond Index). The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

77

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Financial Sector Risk	● Liquidity Risk
● Floating Rate Loan Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● U.S. Government Securities Risk

Pacific FundsSM ESG Low Duration

Investment Goal

This Fund seeks current income while giving consideration to certain environmental, social and governance (“ESG”) criteria; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities that are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. The duration of the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index was 1.94 years as of March 31, 2021.

Non-agency asset-backed securities in which the Fund invests will generally focus on securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables, student loans or other securities backed by other types of receivables or other assets and would be structured to pay both principal and interest. Examples of mortgage-related securities in which the Fund may invest are mortgage pass-through securities, TBAs, and GNMA certificates along with other non-agency mortgage-related securities.

The sub-adviser integrates ESG principles into its investment process for the Fund. Individual investment selection is based on a combination of the sub-adviser’s fundamental research process, the sub-adviser’s ESG exclusions and the sub-adviser’s analysis of ESG metrics provided by independent third party ESG data providers (the ESG exclusions and ESG metrics together, the “ESG Criteria”). These considerations are described below. ESG Criteria are currently applied only to corporate bonds and securities issued by the U.S. government or its related agencies and debt securities issued by developed foreign governments and corporations and are not currently applied to any other investments outside these security types.

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies with sustainable competitive positions, strong management teams and the ability to generate free cash flow. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

ESG Exclusions. The sub-adviser has created the following ESG exclusions to seek to screen out investment in corporate issuers with direct involvement in: (i) the production of thermal coal, distribution of thermal coal, sale of thermal coal or use of thermal coal to manufacture other products or services that contribute materially to company revenue in excess of the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations or severe environmental damage. The sub-adviser seeks to exclude these issuers from the Fund because it believes that these issuers represent business models that are not sustainable over the long-term. The Fund may, however, invest in transition bonds issued by entities that derive revenue from activities in the exclusion list. Transition bonds are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more sustainable way of doing business. An example of a transition bond is a bond offered by a coal mining company where the proceeds from sale of the bond are earmarked exclusively for renewable energy projects such as wind turbine and/or solar panel development. The sub-adviser may invest in an issuer’s transition bonds because the “transitional” activities of that issuer suggest it is making an effort to adapt their business model to become more sustainable over the long term. To factor ESG exclusions into its investment

78

process, the sub-adviser relies on issuer lists and ESG-specific issuer information provided by independent third party ESG data providers which are determined by the internal methodologies and ESG analytics of those providers. The sub-adviser will apply these ESG exclusions to the securities of issuers whose operations or activities are covered by these ESG exclusions. For U.S. and foreign government debt securities, application of the ESG exclusions would result in impacted countries being excluded if their activities constitute serious human rights violations.

ESG Metrics. In analyzing ESG metrics to make portfolio decisions, the sub-adviser relies on ESG ratings and other information provided by various independent third party data providers to help construct a portfolio of high ESG quality. The sub-adviser does not score the ESG factors of most potential or existing investments in-house. Instead, the sub-adviser relies upon the assessments of independent third party data providers to score the ESG factors of each issuer, as those E, S or G factors are applicable or relevant to the issuer, to determine its overall ESG rating. The providers’ overall ESG ratings consider, as applicable or relevant, the following factors: environmental assessments (involving issues such as greenhouse gas emissions, resource efficiency, and waste management), social assessments (involving issues such as labor standards, occupational health & safety records, data security, and product quality & safety) and/or governance assessments (involving issues such as board structure & quality, executive compensation, anti-competitive practices, and ownership & shareholder rights). When determining an issuer’s overall ESG rating, the providers rate the environmental, social, and governance factors of each company and then apply weights to each factor’s score to create an aggregate score. The sub-adviser relies upon this overall ESG rating when constructing the portfolio. This approach seeks to ensure that the portfolio maintains a high level of ESG quality broadly, across ESG factors.

These ratings seek to measure the degree to which a company’s economic value is at risk due to ESG factors (e.g., an insurance company that has to cover flood and tornado claims), how well they manage the ESG risks relative to peers, and potential business opportunities arising from ESG factors. Given that the ESG providers have different research methodologies and slightly different assessments of financially material ESG factors for each issuer, should ESG ratings between providers be inconsistent, then the sub-adviser will review the information underlying those ratings determinations. The sub-adviser has the right to change an ESG data provider and add to the number of providers providing ESG information at any time.

Individual investment selection is generally based on a combination of the sub-adviser’s fundamental research process and consideration of applicable ESG Criteria.

The Fund generally seeks to invest in corporate debt securities that would result in a better average ESG rating for those debt securities, in aggregate, than the average ESG rating of the corporate debt securities within the Bloomberg Barclays US 1-3 Year Government/Credit Bond Index (the Fund’s benchmark index) for which ESG ratings are available. The intended result is a portfolio of high ESG quality and low financial risk stemming from ESG factors. In other words, the Fund does not apply minimum standards to the ESG ratings of individual securities and could invest in a security that has poor ESG ratings if the sub-adviser determines that its fundamentals are strong. However, the sub-adviser generally seeks to emphasize individual securities of high ESG quality and that pose limited financial risk from ESG factors in order to have a portfolio of corporate debt securities that has a better average ESG rating than the average ESG rating of the corporate debt securities within the Fund’s benchmark index. In those cases where ESG metrics are not available for certain types of securities or issuers, these securities may nonetheless be eligible for the Fund should they not be screened out based on the ESG exclusions.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, that there have been changes in the fundamentals of the issuer or security and/or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings. The sub-adviser will re-evaluate the available ESG Criteria of portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG Criteria. In addition, a company that meets the sub-adviser’s ESG Criteria at the time of investment may subsequently fail to meet the ESG Criteria, either due to the availability of more information or changing circumstances, and the sub-adviser is under no obligation to sell the security immediately upon the occurrence of those circumstances or availability of that information.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Limited or No ESG Metrics Risk
● ESG Criteria Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● U.S. Government Securities Risk

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 40% of its assets in non-investment grade (high

79

yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays US Aggregate Bond Index, although the instruments held may have short, intermediate, and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays US Aggregate Bond Index was 6.40 years as of March 31, 2021.

Individual investment selection is based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Floating Rate Loan Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● High Yield/High Risk or “Junk” Securities Risk	● U.S. Government Securities Risk

Pacific FundsSM ESG Core Bond

Investment Goal

This Fund seeks total return, consisting of current income and capital appreciation, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities. The Fund primarily invests in a broad range of investment grade debt securities, including corporate bonds, mortgage-related securities, asset-backed securities, debt securities issued by the U. S. government or its related agencies and U.S. dollar-denominated debt securities issued by developed foreign governments and corporations. Under normal circumstances, the Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 30% of its assets in U.S. dollar-denominated debt securities of developed foreign governments and corporations.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays US Aggregate Bond Index was 6.40 years as of March 31, 2021.

Non-agency asset-backed securities in which the Fund invests will generally focus on securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables, student loans or other securities backed by other types of receivables or other assets and would be structured to pay both principal and interest. Examples of mortgage-related securities in which the Fund may invest are mortgage pass-through securities, TBAs, and GNMA certificates along with other non-agency mortgage-related securities.

The sub-adviser integrates ESG principles into its investment process for the Fund. Individual investment selection is based on a combination of the sub-adviser’s fundamental research process, the sub-adviser’s ESG exclusions and the sub-adviser’s analysis of ESG metrics provided by independent third party ESG data providers (the ESG exclusions and ESG metrics together, the “ESG Criteria”). These considerations are described below. ESG Criteria are currently applied only to corporate bonds and securities issued by the U.S. government or its related agencies and debt securities issued by developed foreign governments and corporations and are not currently applied to any other investments outside these security types.

Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Sector allocations are determined based on the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal. Once this is determined, the sub-adviser looks for companies with sustainable competitive positions, strong management teams and the ability to generate free cash flow. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

ESG Exclusions. The sub-adviser has created the following ESG exclusions to seek to screen out investment in corporate issuers with direct involvement in: (i) the production of thermal coal, distribution of thermal coal, sale of thermal coal or use of thermal coal to manufacture

80

other products or services that contribute materially to company revenue in excess of the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations or severe environmental damage. The sub-adviser seeks to exclude these issuers from the Fund because it believes that these issuers represent business models that are not sustainable over the long-term. The Fund may, however, invest in transition bonds issued by entities that derive revenue from activities in the exclusion list. Transition bonds are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more sustainable way of doing business. An example of a transition bond is a bond offered by a coal mining company where the proceeds from sale of the bond are earmarked exclusively for renewable energy projects such as wind turbine and/or solar panel development. The sub-adviser may invest in an issuer’s transition bonds because the “transitional” activities of that issuer suggest it is making an effort to adapt their business model to become more sustainable over the long term. To factor ESG exclusions into its investment process, the sub-adviser relies on issuer lists and ESG-specific issuer information provided by independent third party ESG data providers which are determined by the internal methodologies and ESG analytics of those providers. The sub-adviser will apply these ESG exclusions to the securities of issuers whose operations or activities are covered by these ESG exclusions. For U.S. and foreign government debt securities, application of the ESG exclusions would result in impacted countries being excluded if their activities constitute serious human rights violations.

ESG Metrics. In analyzing ESG metrics to make portfolio decisions, the sub-adviser relies on ESG ratings and other information provided by various independent third party data providers to help construct a portfolio of high ESG quality. The sub-adviser does not score the ESG factors of most potential or existing investments in-house. Instead, the sub-adviser relies upon the assessments of independent third party data providers to score the ESG factors of each issuer, as those E, S or G factors are applicable or relevant to the issuer, to determine its overall ESG rating. The providers’ overall ESG ratings consider, as applicable or relevant, the following factors: environmental assessments (involving issues such as greenhouse gas emissions, resource efficiency, and waste management), social assessments (involving issues such as labor standards, occupational health & safety records, data security, and product quality & safety) and/or governance assessments (involving issues such as board structure & quality, executive compensation, anti-competitive practices, and ownership & shareholder rights). When determining an issuer’s overall ESG rating, the providers rate the environmental, social, and governance factors of each company and then apply weights to each factor’s score to create an aggregate score. The sub-adviser relies upon this overall ESG rating when constructing the portfolio. This approach seeks to ensure that the portfolio maintains a high level of ESG quality broadly, across ESG factors.

These ratings seek to measure the degree to which a company’s economic value is at risk due to ESG factors (e.g., an insurance company that has to cover flood and tornado claims), how well they manage the ESG risks relative to peers, and potential business opportunities arising from ESG factors. Given that the ESG providers have different research methodologies and slightly different assessments of financially material ESG factors for each issuer, should ESG ratings between providers be inconsistent, then the sub-adviser will review the information underlying those ratings determinations. The sub-adviser has the right to change an ESG data provider and add to the number of providers providing ESG information at any time.

Individual investment selection is generally based on a combination of the sub-adviser’s fundamental research process and consideration of applicable ESG Criteria.

The Fund generally seeks to invest in corporate debt securities that would result in a better average ESG rating for those debt securities, in aggregate, than the average ESG rating of the corporate debt securities within the Bloomberg Barclays US Aggregate Bond Index (the Fund’s benchmark index) for which ESG ratings are available. The intended result is a portfolio of high ESG quality and low financial risk stemming from ESG factors. In other words, the Fund does not apply minimum standards to the ESG ratings of individual securities and could invest in a security that has poor ESG ratings if the sub-adviser determines that its fundamentals are strong. However, the sub-adviser generally seeks to emphasize individual securities of high ESG quality and that pose limited financial risk from ESG factors in order to have a portfolio of corporate debt securities that has a better average ESG rating than the average ESG rating of the corporate debt securities within the Fund’s benchmark index. In those cases where ESG metrics are not available for certain types of securities or issuers, these securities may nonetheless be eligible for the Fund should they not be screened out based on the ESG exclusions.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer or security and/or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings. The sub-adviser will re-evaluate the available ESG Criteria of portfolio securities periodically to determine which securities should be considered for sale based on whether the portfolio securities continue to meet the ESG Criteria. In addition, a company that meets the sub-adviser’s ESG Criteria at the time of investment may subsequently fail to meet the ESG Criteria, either due to the availability of more information or changing circumstances, and the sub-adviser is under no obligation to sell the security immediately upon the occurrence of those circumstances or availability of that information.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Limited or No ESG Metrics Risk
● ESG Criteria Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● U.S. Government Securities Risk

81

Pacific FundsSM Strategic Income

Investment Goal

This Fund seeks a high level of current income. The Fund may also seek capital appreciation.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. The Fund’s allocations to non-investment grade debt instruments and investment grade debt instruments will change based on the sub-adviser’s view of market conditions and, as a result, may range from up to 70% of the Fund’s assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate loans to up to 65% of the Fund’s assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Debt instruments in which the Fund invests may include those issued by foreign entities in developed markets denominated in U.S. dollars.

The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: foreign currency denominated debt instruments, convertible securities or equity securities.

Individual investment selection is generally based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays US Aggregate Bond Index). The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists, as well as to adjust debt asset class weightings.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Foreign Markets Risk
● Convertible Securities Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Currency Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Equity Securities Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Floating Rate Loan Risk	● U.S. Government Securities Risk

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

82

A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. Covenant lite loans and floating rate debt securities generally give the borrower/issuer more flexibility than maintenance-based loans.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments. Such non-investment grade instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

Individual investment selection is based on the sub-adviser’s fundamental research process and an assessment of the investment’s relative value. The sub-adviser performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred. Sector allocations are determined based upon the sub-adviser’s assessment of investment opportunities and/or market conditions.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Floating Rate Loan Risk	● Liquidity Risk
● Foreign Markets Risk	● Underlying Fund Risk

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate (more than one year but less than ten years) to long (more than ten years) terms to maturity. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates.

Individual investment selection is generally based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index). The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Floating Rate Loan Risk	● Liquidity Risk
● Foreign Markets Risk	● Underlying Fund Risk

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index. As of March 31, 2021, the market capitalization range of the Russell 2500 Index was approximately $49.3 million to $31.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was

83

approximately $7.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Growth Companies Risk	● Underlying Fund Risk
● Liquidity Risk	● Value Companies Risk

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Index was approximately $49.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk

● Growth Companies Risk	● Value Companies Risk
● Liquidity Risk

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $58.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $3.6 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

84

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Financial Sector Risk	● Value Companies Risk
● Liquidity Risk

Additional Information About Principal Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the principal risks of the Funds identified in the Fund Summaries section.

Performance of a Fund will vary – Performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for a Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

● Asset Allocation Fund of Funds Risk: As a fund of funds, a Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, this theory assumes that asset classes do not move in tandem and that positive returns in one asset class will help offset negative returns in another asset class. You still may lose money if this theory proves incorrect and/or experience price volatility. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine a Fund’s allocations to the Underlying Fund. As a result, a Fund’s actual allocation to an Underlying Fund, as applicable, may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds. Fund shareholders also bear indirectly their proportionate share of the expenses of the respective Underlying Fund in which the Fund invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its decision-making with regard to the selection of Underlying Funds for a fund of funds of the Trust. For example, one Underlying Fund may be managed by an affiliate of PLFA or may provide a higher management fee or result in greater profitability to PLFA than another Underlying Fund, which may provide PLFA with incentive to use that Fund as an Underlying Fund. Likewise, the impact of any fee waivers or expense reimbursements may provide an incentive to allocate assets to Underlying Funds that reduce the waiver or reimbursement obligations of PLFA. In addition, PLFA may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions, which may provide PLFA with an incentive to direct assets to those Underlying Funds. As investment adviser to the Funds, PLFA has duties to each Fund and its shareholders and at times there may be some conflicts between the interests of the direct shareholders of an Underlying Fund of the Trust and shareholders of a fund of funds of the Trust. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Underlying Funds, the fund of funds and the shareholders of the fund of funds and the Underlying Funds. PLFA has adopted a policy under which investment decisions for a fund of funds of the Trust must be made in the best interests of the fund of funds and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the fund of funds.

PLFA is also subject to competing interests in making recommendations regarding Managers of the Underlying Funds in which a fund of funds of the Trust may invest. With respect to retaining new Managers for Underlying Funds, if a PLFA affiliate has investment advisory capabilities in investment strategies used or to be used by an Underlying Fund, then PLFA may be influenced to recommend its affiliate as Manager of that Underlying Fund. With respect to Underlying Funds already managed by a PLFA affiliate, these competing interests may influence PLFA with regard to remedial measures that it might recommend in the event such a Fund was underperforming. For example, in the case of an underperforming Underlying Fund managed by Pacific Asset Management LLC, PLFA may be influenced to recommend the pursuit of remedial measures other than replacement of its affiliate as a Manager of the Fund and to pursue such remedial measures for a longer period of time than might be the case if the Underlying Fund were managed by an unaffiliated Manager.

85

PLFA provides asset allocation advisory services to various mutual funds. Although some of the Funds may have names or investment goals that resemble other Funds managed by PLFA, they will not have the same allocation percentages, underlying holdings or performance.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch and S&P, or Caa for Moody’s, indicate a current vulnerability for default (“stressed”). Ratings below those levels indicate a higher vulnerability to default (“distressed”) or default itself. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s SAI.

86

Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1 Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

● Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments in that foreign currency and investments denominated in that foreign currency. For Funds that may hold short currency positions, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk and credit risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

● Derivatives Risk: A Fund’s use of forward commitments, futures contracts, options or swap agreements (types of derivative instruments) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. These risks are different from, and may be greater than, the risks involved if the Fund were to invest directly in the asset (e.g., a security, currency or index) underlying the derivative (the underlying Reference asset). The use of these instruments may, in some cases, cause a Fund to realize higher amounts of short-term

87

capital gains and ordinary income (generally taxed as ordinary income tax rates when distributed to shareholders) than if the Fund had not engaged in such transactions.

o Counterparty Risk – Derivative transactions that are privately negotiated in the “over-the-counter” market, such as forward commitments and most swap agreements, involve the risk that the party with whom the Fund has entered into the transaction (the counterparty) will be unable to fulfill its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty. Because these instruments are privately negotiated, unlike exchange-traded contracts, they are subject to a greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the underlying Reference asset. For derivatives traded on an exchange or through a central clearinghouse, such as futures contracts and most options, counterparty risk is still present with the Fund’s clearing broker, or the clearinghouse itself.

o Leverage Risk – A forward commitment, futures contract, option or swap agreement provides exposure to potential gain or loss from a change in the level of the market price of the underlying Reference asset (such as a security, currency, index or basket of securities) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the Fund’s position. The use of leverage could result in increased return but also creates the possibility for greater loss on the investment (including larger swings in value for the Fund). In some instances, the loss can exceed the net assets of the Fund.

o Price Volatility Risk – Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likely to have greater price swings over shorter time periods than an investment with lower price volatility, and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer. Adverse changes in the value or level of the underlying Reference asset, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. In addition, changes in the value of a derivative may be more sensitive to market factors than, the underlying Reference asset so that the Fund may lose more than the initial amount invested.

o Regulatory Risk – Governmental and regulatory actions relating to a mutual fund’s use of derivatives (such as forward commitments, futures contracts, options and swap agreements) and related instruments, including tax law changes, may limit a Fund’s ability to invest or remain invested in derivatives and adversely affect the value of derivatives and the Fund’s performance.

o Liquidity and Valuation Risk – Where an active secondary market for an over-the-counter derivative instrument (such as forward commitments, options and most swap agreements) is lacking, a Fund may be unable to exercise, sell or otherwise close its position in the instrument, which could expose the Fund to losses and make the position more difficult for the Fund to value accurately. In these circumstances, a Fund may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Less liquidity also means that more subjectivity may be used in establishing the value of the position. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments.

o Correlation Risk – The value of a forward commitment, futures contract, option or swap agreement may not correlate precisely with the value of its respective underlying Reference asset, and the Fund could therefore lose more than it invested. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged.

o Premium Risk – A Fund that utilizes options is subject to the risk of losing the premium it paid to purchase an option if the price of the underlying Reference asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that a Fund purchased were allowed to expire without being sold or exercised, its premium would be a loss to the Fund.

o Segregation Risk – To the extent, under current regulatory requirements, that a Fund is required to segregate or “set aside” liquid assets or otherwise cover open positions with respect to a forward commitment, futures contract, option or swap agreement, the Fund may be required to sell portfolio holdings to meet these asset segregation requirements. Segregation involving a large percentage of the Fund’s assets could hinder portfolio management or the Fund’s ability to meet redemption requests or other obligations.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Information, including financial information, about companies in emerging markets may be less available and reliable which can impede a Fund’s ability to evaluate companies in emerging markets. In addition, the taxation

88

systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. If an international body (such as the United Nations) or a sovereign state (such as the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund.

Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. Such government intervention could cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings. Greater governmental control could also require repatriation of sales proceeds. The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. This may include limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB registered accounting firms located in certain emerging market countries (especially China); restricting the ability of U.S authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies.

● Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

● ESG Criteria Risk: The sub-adviser’s consideration of ESG Criteria in its investment process could cause a Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. An independent third party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider’s. Because the methodologies for providers are different, if one of the third-party ESG data providers were to be replaced, the Fund’s portfolio could look different. Application of the ESG Criteria may also affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Given that the ESG Criteria is qualitative and subjective by nature, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Given the subjective nature of ESG Criteria, it is also possible that the ESG exclusions and metrics screens may not always be effective in screening out all ESG issues that an issuer might have.

● Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expenses to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and

89

delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrowers may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect a Fund’s performance. To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may then have to sell its floating rate loans or other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders and may be adversely impacted. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

● Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of the relevant foreign market. Political, social, and economic instability, the impact of economic

90

sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Foreign countries may also have different auditing standards than the U.S. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Among the foreign markets in which a Fund may invest includes those countries who are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expulsed from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues are not known but could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

● Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Growth Companies Risk: Growth companies are companies that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk due to fewer market participants (buyers/sellers of these assets) and less capital available to market makers (broker-dealers) as compared to higher rated securities, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities. Non-investment grade debt instruments may include securities that are stressed, distressed or in default and are subject to credit risk.

● Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. The use of derivatives by certain Funds to gain exposure to inflation-indexed debt securities subjects such Funds to this risk.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may

91

reduce the liquidity and increase the volatility of such debt instruments. Interest rates are at historic lows. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns. It remains likely that the U.S. will be in a low interest rate environment for several years. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

● Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. Large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Leverage Risk: A Fund’s investment in forwards or futures contracts, options or swap agreements as a principal investment strategy gives rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment. The Manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of a Fund’s financial exposure in accordance with applicable law. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

While various regulators and industry groups are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Limited or No ESG Metrics Risk: Certain investments in which a Fund may seek to invest may have limited or unavailable ESG metrics. The Fund therefore will rely solely upon the ESG exclusions when seeking to satisfy the ESG Criteria for these investments. This could result in fewer ESG criteria being applied for opportunities for the Fund compared to potential investments where ESG metrics are available or less limited. Further, there may be limited or no availability of ESG metrics in certain asset classes such as mortgage-related securities and asset-backed securities, as well as limited availability of investments with strong ESG assessments in certain asset classes, such as low income focused mortgage-related securities.

● Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in

92

turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. If needed, Pacific Funds Floating Rate Income may draw upon a line of credit facility that is intended to provide that Fund with a temporary source of cash to be used to meet redemption requests by a Fund shareholder or purchase and sell investments for the Fund; however, these actions may increase expense for the Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization (also known as “medium capitalization”) companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid.

o Extension Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and making any Fund holding such securities more volatile. This is because when interest rates rise, the issuer of a security held by a Fund may make principal payments on that security on a delayed basis. Such delayed principal payments decrease the value of the security. In addition, as payments are received later than agreed upon, a Fund may miss or postpone the opportunity to reinvest in higher yielding investments.

o Interest Rate Risk – When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities.

o Subprime Risk – Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, holdings in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk.

o Prepayment Risk – In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates.

o Call Risk – Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining.

o  U.S. Government Securities Risk – Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk.

o Issuer Risk – Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies.

o Stripped Mortgage-Related Securities Risk – Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It

93

may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. By investing in these companies, a Fund is exposed to these risks. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Underlying Fund Risk: Because a Fund is available for investment by the Portfolio Optimization Funds and thus may have a significant percentage of its outstanding shares held by a Portfolio Optimization Fund, a change in asset allocation by a Portfolio Optimization Fund could result in large redemptions out of a Fund, causing the sale of securities in a short timeframe and potential increases in expenses to a Fund and its remaining shareholders, both of which could negatively impact performance.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market. These companies may be subject to lower price volatility than companies considered to be “growth” companies. In value investing, the principal belief is that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A portfolio manager’s processes for determining value will vary. There is a risk that a portfolio manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

Additional Information About Certain Ancillary Risks

The following provides information about certain ancillary risks of the Funds. While the likelihood of these risks adversely affecting the Funds’ net asset value, yield and/or total return under normal circumstances is lower than the Funds’ principal risks, they could nevertheless negatively impact Fund performance should the situations described below materialize.

● Active and Frequent Trading Risk: All Funds may engage in active and frequent trading which could result in higher levels of current tax liability to shareholders in the Fund. For Funds that operate as funds of funds, purchases and sales of Underlying Fund shares may increase and therefore taxes may be higher for these Funds’ shareholders when a Fund is rebalanced or changes asset allocations, when Underlying Funds undergo Manager changes, including adding a co-manager, or when Underlying Funds are established or liquidated, particularly if a large number of Underlying Fund shares are bought or sold and there are capital gains realized as a result of the transactions (assuming no offset by any realized capital losses). For Funds that do not operate as funds of funds, including Underlying Funds, active and frequent trading can result in higher trading costs as well.

● Cybersecurity Risk: The Funds’ and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, ransom, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Funds’ investments, accounting and valuation systems, or compliance testing systems used to monitor the Funds’ investments. These events could result in losses to the Funds and Fund shareholders and disrupt the Funds’ day-to-day operations and the portfolio management of the Funds, as well as damage the conduct of business among the Funds, Fund shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

● Investment Style Risk: Each Fund has its own investment style or overall investment strategy (e.g., large-capitalization growth investment style). A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

94

● Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

● Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

● Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

● Price Volatility Risk: The values of all of a Fund’s investments have the potential to be volatile. Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a fund that invests in more volatile investments may see its price also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

● Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

● Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is more broadly defined than an industry classification). If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report or semi-annual report, which can be obtained as described on the back cover of this Prospectus.

95

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges and account fees, as applicable, that you pay directly when you buy or sell shares. Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund. Your actual cost of investing in a Fund may be higher than the total expenses shown in the Fees and Expenses of the Fund section for a variety of reasons, for example, if average net assets decrease. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples. The Portfolio Optimization Funds directly bear their annual operating expenses and indirectly bear the annual operating expenses of their Underlying Funds in proportion to their allocations. Annual Fund Operating Expenses are presented in the Fund Summaries section at the beginning of this Prospectus.

The Acquired Fund Fees and Expenses line item in a Fund’s Annual Fund Operating Expenses table reflects a Fund’s pro-rata share of fees and expenses incurred indirectly as a result of its ownership in other investment companies (registered and unregistered) for the relevant fiscal period shown in the table. These investment companies may include other mutual funds, exchange-traded funds, business development companies and closed-end funds. Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which more accurately reflect a Fund’s direct operating expenses.

Operating expenses paid by each Fund include the costs of administration services, distribution services (under a 12b-1 plan for Class C shares) and shareholder services (for Class C shares as well as under a non-12b-1 service plan for Class A shares) along with external accounting and sub-administration services for the Funds. The Trust also pays PLFA for providing investment advisory services.

Additional Information About Shareholder Fees

Sales Charges

Portfolio Optimization Funds	Class A	Class C	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%[1]	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None

1 The sales charge is reduced for purchases of $50,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

Pacific Funds Core Income, Pacific Funds Strategic Income and Pacific Funds High Income	Class A	Class C	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

PF U.S. Equity Funds	Class A	Class C	Class R6	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income	Class A	Class C	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	3.00%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

96

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

Pacific Funds Ultra Short Income, Pacific Funds ESG Low Duration and Pacific Funds ESG Core Bond	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	None

Examples for Class A Shares Purchased at Net Asset Value

Class A shares may be purchased at net asset value (“NAV”) (without an initial sales charge) under certain circumstances — see the Sales Charges – Waivers and Reductions (Class A Shares) subsection within the Overview of the Share Classes section of this Prospectus and the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries for eligibility. The Examples that follow are intended to help eligible persons compare the cost of investing in Class A shares of each Fund that offers Class A shares when purchased at NAV to the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, and that the Funds’ annual operating expenses (based on data as presented in the applicable operating expenses tables) remain the same. The Examples reflect the current contractual expense caps. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.

Your expenses (in dollars) whether you SELL or DON’T SELL your shares at the end of each period are the same, because there are no initial or deferred sales charges associated with Class A shares purchased at NAV.

	Your expenses (in dollars)
	1 Year	3 Years	5 Years	10 Years
Pacific Funds Portfolio Optimization Conservative	$ 123	$ 399	$ 696	$1,539
Pacific Funds Portfolio Optimization Moderate-Conservative	$ 124	$ 400	$ 696	$1,540
Pacific Funds Portfolio Optimization Moderate	$ 124	$ 396	$ 688	$1,519
Pacific Funds Portfolio Optimization Growth	$ 127	$ 405	$ 704	$1,553
Pacific Funds Portfolio Optimization Aggressive-Growth	$ 128	$ 412	$ 718	$1,585
Pacific Funds Short Duration Income	$ 77	$ 268	$ 475	$1,072
Pacific Funds Core Income	$ 87	$ 299	$ 529	$1,190
Pacific Funds Strategic Income	$ 99	$ 337	$ 594	$1,329
Pacific Funds Floating Rate Income	$ 107	$ 364	$ 641	$1,431
Pacific Funds High Income	$ 97	$ 341	$ 605	$1,359
Pacific Funds Small/Mid-Cap	$ 122	$ 389	$ 677	$1,496
Pacific Funds Small-Cap	$ 122	$ 529	$ 961	$2,165
Pacific Funds Small-Cap Value	$ 122	$ 521	$ 944	$2,126

Account Fees

Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution.

Additional Information About Operating Expenses

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes, but is not limited to, the expenses of external audit, accounting, tax, custody, legal, and pricing and valuation services; regulatory documents (preparation, printing and mailing); repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); and expenses for a 0.15% administration fee paid to Pacific Life Insurance Company (“Pacific Life” or the “Administrator”) as an annual percentage of average daily net assets for each Fund (including each Underlying Fund). The administration fee is for procuring or providing administration, transfer agency and sub-transfer agency, shareholder and support services (such as internal legal, compliance and accounting services).

Certain Funds may disclose “interest expense” as part of the Other Expenses line item in the Fund’s Annual Fund Operating Expenses table. Interest expense results from a Fund’s use of investments that are considered to be a form of borrowing or financing for the Fund, such as reverse repurchase agreements, sale-buyback financing transactions or short sales. The level of interest expense incurred by a Fund will vary based on the Fund’s use of these investments as an investment strategy in seeking to achieve the Fund’s investment goal. Interest expense may also result from a Fund’s use of its line of credit and/or from custodian overdraft fees. Without including interest expense, the annual fund operating expense for Pacific Funds Floating Rate Income for the fiscal year ended March 31, 2021 (after expense reductions) would

97

have been 0.98% for Class A, 1.68% for Class C, 0.68% for Class I and 0.73% for Advisor Class. For more information on these annual fund operating expenses, see the Financial Highlights table for this Fund and related footnotes, which are included in this Prospectus from the Trust’s annual report for the fiscal year ended March 31, 2021.

Operating Expense Reimbursements

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets as described in the Annual Fund Operating Expenses table for each Fund. To the extent these operating expenses exceed the annual rate for a Fund, thus triggering the reimbursement provisions in the expense limitation agreement for that Fund as described in its Annual Fund Operating Expenses tables, the effect of the expense reimbursement is shown in the Annual Fund Operating Expenses table for that Fund. Those Funds where these operating expenses do not exceed the annual rate do not show the effect of an expense reimbursement in their Annual Fund Operating Expenses tables. These operating expenses include but are not limited to: the administration fee paid to Pacific Life; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses. These operating expenses do not include: management fees; distribution and/or service fees, if any; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the applicable expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA as described in the Annual Fund Operating Expenses table for the Fund. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap.

Fee Waivers

For Funds with a management fee waiver agreement in place, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein.

Portfolio Optimization Funds: PLFA has agreed to waive a portion of its management fee through July 31, 2022 as long as it manages the Fund, in the following amounts: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days prior written notice to PLFA; (iii) upon 90 days written notice by PLFA prior to the beginning of the next one-year term; or (iv) if PLFA’s management fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when a Fund reaches the net asset levels described above. As of the date of this Prospectus, none of the Portfolio Optimization Funds meet net asset levels where portions of the management fee would be waived.

PF Fixed Income Funds (except for Pacific Funds Ultra Short Income, Pacific Funds ESG Low Duration and Pacific ESG Core Bond): PLFA has agreed to waive a portion of its management fee through July 31, 2022 as long as Pacific Asset Management manages each Fund, in the following amounts: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days prior written notice to PLFA; (iii) upon 90 days written notice by PLFA prior to the beginning of the next one-year term; or (iv) if PLFA’s management fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when a Fund reaches the net asset levels described above and does not include any other advisory fee waivers that are currently in place for a Fund. As of the date of this Prospectus, only Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds Strategic Income have met the first net asset level where portions of the management fee have been waived, and Pacific Funds Floating Rate Income has reached the second net asset level. Thus, as of the date of this Prospectus, PLFA is waiving 0.025% of its management fee on the net assets above $1 billion through $2 billion for each of these Funds as well as 0.050% of its management fee on net assets above $2 billion through $3 billion for Pacific Funds Floating Rate Income. There is no guarantee that any of these Funds will continue to achieve an asset level whereby PLFA will waive a portion of its management fee.

SHAREHOLDER ACCOUNT INFORMATION

Choosing a Share Class

Class A, Class C, Class I, Class R6 and Advisor Class shares of the Trust are continuously offered through the Distributor. The Distributor is an affiliate of PLFA, the Funds’ investment adviser, and is also an affiliate of Pacific Life, the Funds’ administrator. Shares of the Trust’s Funds are generally purchased through broker-dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into selling group agreements with the Distributor (collectively, “selling group members”). Such selling group members and their financial intermediaries, as well as other service providers (such as registered investment advisers, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to as a “financial intermediary” or “financial intermediaries.”

98

Your financial intermediary can help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, time horizon, and other factors. Your financial intermediary can also explain to you the various expenses associated with each share class and help you choose the share class that is most appropriate for you. Your financial intermediary may also assist you with establishing your account with the Trust. You should note, however, that if you invest in the Funds through a financial intermediary, different guidelines, conditions and restrictions may apply than if you held your shares in the Fund directly or through another financial intermediary. We encourage you to discuss the different options with your financial intermediary and review the Trust’s SAI for more information. You should note that if the relationship between your brokerage firm and you or the Trust is terminated, your account may become a temporary “orphan” account and you will be requested to establish a new relationship with another selling group member. If you hold your shares with a financial intermediary (either in a networked account or through an omnibus platform) and you change intermediaries, please contact your new financial intermediary for information on transferring your account. If the relationship between your financial intermediary and the Trust is terminated, please note that your shares may be subject to certain delays and restrictions or even redemption; please contact your financial intermediary for further information.

The class of shares that best corresponds with your financial goals depends upon several factors. All share classes of a Fund may not be available through a broker-dealer or financial firm.

When choosing among classes, you should consider the following questions:

● How long do I plan to hold the shares?

● How much money do I intend to invest?

● Will I be purchasing more shares in the future?

● What expenses will I pay for each class?

● Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences among the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your financial intermediary will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a financial intermediary may have an incentive for you to invest in one share class over another.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that you can make an informed decision. As an example, shareholders making investments below the first Class A “breakpoint” (or discount) level are generally better off purchasing Class C shares. On the other hand, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the most cost-effective way to invest in the Trust’s Funds. For more information on share classes or other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (www.finra.org) and the SEC (www.sec.gov/investor).

The sections that follow contain more detailed information about the share classes; how to buy, sell and exchange shares; and other information about the Funds.

OVERVIEW OF THE SHARE CLASSES

Each Fund of the Trust may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular share class; (ii) the initial sales charges and CDSCs, if any, applicable to the class; (iii) the distribution (12b-1) fee, if any, or service fees paid by the class of shares; (iv) any shareholder privileges that are applicable to a particular share class that would entitle you to reductions or waivers on sales charges, including contingent deferred sales charges, that might otherwise apply to a purchase or sale, as described further below in this section and in the appendix to this Prospectus; and (v) any services you may receive from a financial intermediary. Please consult with your financial professional to assist you in making your decision. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. Please refer to the Prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes. Because the information in this section and in the appendix to this Prospectus about sales charges and waivers and reductions of sales charges is disclosed in this Prospectus (including the appendix) and the Trust’s SAI, and both this Prospectus (including the appendix) and the SAI are posted on the Pacific Funds website, this information is not separately provided on the website.

Share Class	Front-end Sales Charge	Annual Distribution and/or Service Fees	CDSC	Conversion to Class A Shares
Class A	YES— initial sales charge which may be waived or reduced.	0.25%	NONE —refer to the Contingent Deferred Sales Charges (“CDSCs”) subsection.	N/A

99

Share Class	Front-end Sales Charge	Annual Distribution and/or Service Fees	CDSC	Conversion to Class A Shares
Class C	NONE	1.00%	YES —1.00% on shares redeemed within one year of purchase.	YES – after six (6) years.
Class I	NONE	NONE	NONE	NO
Class R6	NONE	NONE	NONE	NO
Advisor Class	NONE	NONE	NONE	NO

Share Class Eligibility

Class A and Class C Shares

Class A and Class C shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans, as well as to PLFA and certain of its affiliates. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

Class I Shares

Class I shares are available to certain Institutional Investors and directly to certain Individual Investors as set forth below, as well as for investment by the ESG Diversified Portfolio of Pacific Select Fund (which is offered in a separate prospectus), PLFA and certain of its affiliates:

Institutional Investors are corporations, employee benefit plans, foundations/endowments and managed account programs offered by broker-dealers, registered investment advisers, insurance companies, trust institutions and bank trust departments which charge an asset-based fee to their clients participating in those programs. In a managed account program, the financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services to that account (like management, brokerage and custody services).

Individual Investors include current and former trustees and officers of the Trust, current and former directors, officers, and employees of Pacific Life Insurance Company and its affiliates, and immediate family members of all such persons.

Advisor Class Shares

Advisor Class shares are generally only available to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts and managed account programs offered by broker-dealers, registered investment advisers, insurance companies, trust institutions and bank trust departments which charge an asset-based fee to their clients participating in those programs. In a managed account program, the financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services to that account (like management, brokerage and custody services). Advisor Class shares may also be available on certain brokerage platforms. Investors buying or selling Advisor Class shares through a broker acting as an agent for the investor may be required to pay commissions and/or other charges to the broker.

For the PF U.S. Equity Funds and Portfolio Optimization Funds, Advisor Class shares are also available for purchase by current and former trustees and officers of the Trust, current and former directors, officers and employees of Pacific Life Insurance Company and its affiliates, and immediate family members of all such persons.

Class R6 Shares

Class R6 shares are available for investment by employer sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, financial intermediary or other appropriate party has entered into an agreement with the Trust’s administrator, to make Class R6 shares available to plan participants. In addition, Class R6 shares of the PF U.S. Equity Funds are available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild & Co North America Inc., including employees of Rothschild & Co as sub-adviser to the PF U.S. Equity Funds, as well as to PLFA and certain of its affiliates. Class R6 shares generally are not available to retail non-retirement accounts (unless otherwise specified herein). There is no minimum for initial purchases of Class R6 shares, except for certain institutional investors who purchase Class R6 shares directly with the Trust’s transfer agent for which the minimum initial investment is $1,000,000. No dealer compensation, marketing support payments, or sub-transfer agency fees are paid from fund assets on sales of Class R6 shares.

Distribution and/or Service Fees

To pay for the cost of promoting the Funds and servicing your account, Class C shares have adopted a Distribution and Service Plan in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act. A non-12b-1 Service Plan has been adopted for Class A shares. Because 12b-1 and service fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time and may cause you to pay more than the maximum permitted initial sales charges described in this Prospectus.

100

Initial Sales Charges

The Funds that offer Class A shares are grouped into different categories for determining initial sales charges. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I — Portfolio Optimization Funds – Class A shares:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.75%	3.90%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	2.10%	2.15%
$1,000,000 and over*	0.00%	0.00%

Category II — Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds High Income and the PF U.S. Equity Funds – Class A shares:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $100,000	4.25%	4.44%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%
$500,000 and over*	0.00%	0.00%

Category III — Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income – Class A shares:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $100,000	3.00%	3.09%
$100,000 to under $250,000	2.25%	2.30%
$250,000 to under $500,000	1.50%	1.52%
$500,000 and over*	0.00%	0.00%

* Shares will be subject to a CDSC of 1.00% if you sell shares within one year of purchase. Please see the CDSCs on Class A Shares subsection within the Overview of the Share Classes section of this Prospectus for additional information.

As noted in the tables above, discounts (breakpoints) are available for larger purchases.

Sales Charges — Waivers and Reductions (Class A Shares)

The availability of the sales charge waivers and reductions (discounts) described in this section and the following Contingent Deferred Sales Charges section will depend upon whether you purchase or redeem your Class A shares directly from a Fund or through a financial intermediary, as well as through which financial intermediary you transact your shares. Financial intermediary-specific sales charge waivers and reductions that may vary from the waivers and reductions described below are set forth in the appendix to this Prospectus entitled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries. In all circumstances, it is your responsibility to notify the Fund (if you purchased directly from the Fund) or your financial intermediary (if you purchased through a financial intermediary) at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

101

Waiver of the Class A Initial Sales Charges

Class A shares may be purchased without a front-end sales charge by the following individuals:

● Registered representatives and employees of broker-dealers with a current distribution or selling agreement with the Trust and such broker-dealers’ affiliates;

● Employees of current Managers to the Trust, other service providers to the Trust and their affiliates;

● Immediate family members, as described below under Aggregating Accounts, of all the above referenced persons;

● Investors who purchase through a fee-based advisory program sponsored by a financial intermediary or similar program under which clients pay a fee to the financial intermediary;

● Investors who purchase through an omnibus account sponsored by a financial intermediary that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.);

● Qualified retirement plans where the plan’s investments are part of an omnibus account sponsored by a financial intermediary that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.);

● Pacific Life Individual(k) Program participants who purchase shares in repayment of an outstanding loan under this program; and

● Investors who purchase through a self-directed investment brokerage account offered by a financial intermediary that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.).

Investors will not pay a Class A initial sales charge in the following circumstances:

● When reinvesting dividends and distributions;

● When exchanging Class A shares of one Fund, that were previously assessed a sales charge, for Class A shares of another Fund;

● When acquiring Class A shares of a Fund as a result of an automatic conversion of the Fund’s Class C shares into Class A shares;

● When purchasing Class A shares of any Portfolio Optimization Fund in the same shareholder account that previously converted their Portfolio Optimization Fund Class B1 or Class R1 shares to Class A shares, or when purchasing Class A shares of any PF U.S. Equity Fund in the same shareholder account that previously converted their PF U.S. Equity Fund Investor Class[1] shares to Class A shares; and

● When acquiring shares as a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

Reinstatement Privilege

If you sell shares of a Fund and withdraw your money from a Fund, you may reinstate into the same account, within 60 days of the date of your redemption, some or all of the proceeds in that Fund, or the same share class of any Fund that the Trust offers that you own at the time of the reinstatement, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your financial intermediary or Pacific Funds customer service at (800) 722-2333 for additional information. You must identify and provide information to the Trust or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Trust, its transfer agent, and financial intermediaries will not be responsible for providing this information.

1 Class B, Class R and Investor Class shares are no longer offered by the Trust.

Requirements

To receive a front-end sales charge waiver, the NAV Authorization section must be completed on the applicable Account Application or completed on an Account Maintenance Request form and provided to the Trust in advance of or at the time of purchase. Any financial intermediary initiating a purchase of Class A shares at NAV is responsible for verifying that each purchase is executed in accordance with the waiver guidelines outlined above or in the appendix to the Prospectus, as applicable. If you or your financial intermediary fail to identify that you qualify for a sales charge waiver, your purchase may include a front-end sales charge.

102

Reduction of Initial Sales Charge (Class A Shares)

You and your immediate family members can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule; refer to the Initial Sales Charges (Class A Shares) subsection of this Prospectus for the sales charge schedule applicable to your Fund.

Letter of Intent Privilege

Allows you to pledge to purchase Class A shares over a 13-month period and pay the same sales charge (if any) as if the shares had all been purchased at once whether you hold your shares directly with a Fund or through another financial intermediary. Purchases in all account types (e.g., IRA, retail, etc.), and purchases of Classes A and C shares by you and your immediate family members that are provided for purposes of the Letter of Intent will credit towards fulfilling the Letter of Intent on the new account. At the time you enter into the Letter of Intent, you select your total investment goal amount. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Capital appreciation, reinvested dividends and reinvested capital gains distributions do not count toward the Letter of Intent amount. After a Letter of Intent has been fulfilled or terminated, any applicable sales charge breakpoints will be determined by Rights of Accumulation if the account includes this privilege.

Rights of Accumulation Privilege

Allows you and your immediate family members and participants of a SIMPLE and SEP group plan to include the current value (calculated at the offering price) or original purchase amounts (calculated net of any applicable sales charges) less withdrawals, whichever is more beneficial, in all share classes of accounts already owned in order to calculate the sales charge breakpoint for the next purchase at the offering price, whether you hold your shares directly with a Fund or through another financial intermediary. Accounts holding Class I, Advisor Class or Class R6 shares cannot be combined for Rights of Accumulation.

Combination Privilege

You may combine all identified orders received on the same day and processed in a single transaction to reduce your Class A sales charge. Orders related to Class I, Advisor Class or Class R6 shares cannot be used for Combination Privilege purposes.

It is your responsibility to inform your financial intermediary or the Trust of any and all other accounts that may be linked together for the purposes of determining whether the application of a letter of intent, rights of accumulation or combination privilege would make Class A shares a more suitable investment than other share classes.

Aggregating Accounts

Immediate Family Members	You and your “immediate family members” may combine all of your Pacific Funds investments to reduce your Class A sales charge. Immediate family members include:
	● Parents ● Siblings ● Dependents ● Brothers-in-law ● Grandparents	● Spouse or as recognized under local law ● Children ● Parents-in-law ● Sisters-in-law
Entities

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), the privileges described above will apply to the beneficial owners and trustees of the entity. For purposes of applying these privileges, investments for the accounts of entities and their affiliates may be aggregated. Omnibus accounts or other accounts that are not on the books of Pacific Funds or its transfer agent may not be aggregated unless documentation is provided that Pacific Funds deems sufficient to verify the ownership of such accounts, along with any other information Pacific Funds deems necessary to implement the appropriate privileges, such as account values.

Participants of a SIMPLE and SEP Group Plan

Participants of a SIMPLE IRA or SEP IRA group plan may combine all Pacific Funds investments to reduce Class A sales charges. Rights of Accumulation, as described above, are allowed once approved by the plan sponsor and contributions are received at Pacific Funds. As a participant, you must elect to combine your account with either the plan or immediate family members. Other personal accounts you own and accounts owned by immediate family members cannot be linked to the SIMPLE IRA or SEP IRA group plan.

Requirements

To take advantage of these privileges, the account owner (or beneficial owner or trustee) must identify and provide all applicable Pacific Funds account numbers or other requested information, including those account numbers opened through a financial intermediary, to the Trust in advance or at the time of the purchase that they qualify for such a reduction. It is the responsibility of the financial intermediary to

103

ensure that an investor obtains the proper “breakpoint” discounts. If the financial intermediary or the Trust is not notified that you are eligible for a reduction, you may not receive a sales charge discount that you would be otherwise entitled.

Contingent Deferred Sales Charges (“CDSCs”)

CDSCs on Class A Shares

If your account value, including the amount of your current investment, totals $1 million or more for Category I Funds or $500,000 or more for Category II and III Funds, you will not pay a front-end sales charge on your investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%.

CDSCs on Class C shares

Class C shares are sold without an initial sales charge. However, Class C shares are subject to a CDSC. You will be charged a 1% CDSC on shares that you redeem within one year of purchase, unless you qualify for one of the CDSC waivers outlined below.

For Category I Funds, the initial and subsequent purchase maximum per transaction for Class C shares is less than $1 million. For Category II and III Funds, the initial and subsequent purchase maximum per transaction for Class C shares is less than $500,000. If you were to invest more than these stated amounts, in most cases Class A or Class I shares for eligible investors would be the most advantageous choice. You should carefully consider whether two or more purchases exceeding the referenced amounts are suitable in light of your own circumstances.

Computing a CDSC

To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will sell shares in the order in which they were purchased (i.e., first in, first out). There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be calculated on loans taken under the Pacific Life Individual(k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.

CDSC Waivers

The CDSC for each applicable Class will be waived in the following cases:

● Redemptions following the permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder. The waiver is available only for shares held at the time of initial determination of permanent disability.

● Redemptions following the death of a shareholder as long as full redemption is requested within one year of the date of death.

● Redemptions for an IRA account following the death of a shareholder as long as re-registration is made within one year of death. The waiver is available only for shares held at the time of death.

● Redemption amounts made through a Systematic Withdrawal Plan (“SWP”) are limited to 10% per year of the current account value on the day the SWP is established, provided all dividends and distributions are reinvested (“CDSC Waiver Eligible Amount”). The CDSC Waiver Eligible Amount will remain the same for subsequent SWP redemptions. The SWP redemption amount may be higher or lower than the CDSC Waiver Eligible Amount. The frequency of the SWP determines what portion of the CDSC Waiver Eligible Amount applies to each SWP transaction. Any SWP redemption in excess of the amount eligible for the CDSC waiver may be subject to a CDSC. If the existing SWP is cancelled and a new SWP is established later, a new CDSC Waiver Eligible Amount would be determined.

● Required Minimum Distributions (“RMD”), as required under the Internal Revenue Code, to the extent of the RMD amount attributed to your individual retirement account (“IRA”) with Pacific Funds.

● Excess contributions as required under the Internal Revenue Code.

Any financial intermediary initiating a redemption eligible for a CDSC waiver is responsible for verifying that each redemption is executed in accordance with the CDSC waiver guidelines outlined above or in the appendix to the Prospectus, as applicable. If your financial intermediary fails to identify that you qualify for a CDSC waiver, your redemption may include a CDSC.

If you think that you might be eligible for a CDSC waiver, contact your financial intermediary. To receive a CDSC waiver, the Trust must be notified at the time of the redemption request. Please see the Distribution of Fund Shares section in the SAI for additional information about other CDSC waivers.

Automatic Conversion of Class C Shares to Class A Shares

Class C shares automatically convert to Class A shares on a monthly basis approximately six years after the original purchase date, reducing future annual expenses. The conversion occurs in the month following the six year anniversary of the purchase date (including shares obtained by reinvestment of dividends and distributions). The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. For Class C shares held through a financial intermediary, it is the responsibility of the financial intermediary (and not the Trust) to ensure that a shareholder is credited with the proper holding period. Your ability to have Class C shares held through a financial intermediary automatically convert to Class A shares may be limited due to operational limitations at your financial intermediary, and specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares including a different conversion schedule or different eligibility requirements. Please contact your financial intermediary for additional information.

104

PURCHASING SHARES

You can invest in the Funds directly with the Trust by using a financial professional or through a broker-dealer or other financial intermediary. Financial intermediaries can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this Prospectus. The Funds can be used in a variety of retirement plans, including individual retirement accounts, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP Rollovers, Individual 401k plans and other qualified plans, such as Coverdell ESAs. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution. Contact your financial professional for more information regarding your options. The Funds are generally available only in the United States (the 50 states, District of Columbia, and the territories of Guam, Puerto Rico, and the U.S. Virgin Islands).

Minimums

The following chart lists the minimum initial investment (which is also the account minimum) and subsequent investment minimums.

Account Type / Plan	Initial Investment	Subsequent Investment
The minimum investments for Class A and Class C shares are as follows:
Retail Accounts	$1,000 per Fund	$50 per Fund
IRAs, Roth IRAs, SEP IRAs, ESAs	$1,000 per Fund	$50 per Fund
SIMPLE IRAs, SAR-SEPs	No minimum	No minimum
Employer Sponsored Retirement Plans	No minimum	No minimum
Preauthorized Investment Plan	$50 per Fund, per draft	$50 per Fund, per draft

The minimum investments for Class I shares are as follows:
Class I shares (Institutional Investors)	$500,000	No minimum
Class I shares (Individual Investors)	No minimum	No minimum

There are no minimum investments for Advisor Class shares.

Class R6 shares have no minimum investments (initial or subsequent) except for certain institutional investors who purchase Class R6 shares directly with the Trust’s transfer agent for which the minimum initial investment is $1,000,000 with no minimum subsequent investment.

The Trust reserves the right to waive minimum investment amounts, including for certain types of retirement plans. The Trust and the Distributor reserve the right to reject any request to buy shares.

105

How to Purchase Shares

Class A and Class C shares:

Method	Opening an account	Adding to an account
Through a Financial Intermediary:	Contact your financial professional.	Contact your financial professional.
By Mail:

Complete the applicable Account Application, ensuring that you include your registered representative’s name and appropriate share class. Account Applications without a registered representative’s name or share class may be returned by the Trust. Return the completed Account Application with either your investment check or select electronic funds transfer (“EFT”) option under How to Fund Your Account and send to Pacific Funds to the following address:

Regular Mail:
Pacific Funds
P.O. Box 9768
Providence, RI 02940-9768

Overnight Mail:
Pacific Funds
Attn: Work Management
4400 Computer Drive
Westborough, MA 01581

Purchase and sale orders for accounts held directly with the Trust are executed at the next calculated net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form. Please see Execution of Your Requests subsection below.

Complete the Add to Your Account form included with your quarterly account statement or submit a letter of instruction indicating the desired investment allocations. Make your check payable to “Pacific Funds” and remember to include your account number and investment allocations with your check.

By Telephone:	Not applicable.

To transfer money from your bank account to your Pacific Funds account using electronic funds transfer (“EFT”), call (800) 722-2333 and provide the Fund name and share class, your Pacific Funds account number, the name(s) in which the Pacific Funds account is registered and the amount of the electronic transfer. Bank information must be open and active on your account. To set up EFT, complete the Financial Institution Information on the Account Application or the applicable redemption/distribution form.

Refer to Telephone Instructions under Execution of Your Requests below for additional information.

106

Method	Opening an account	Adding to an account
By Wire:

To open your account using wired funds, complete the applicable Account Application and send it to Pacific Funds at the address above. Call customer service at (800) 722-2333 to obtain your account number and wire instructions.

Once your account is opened, you may call customer service at (800) 722-2333 to obtain wire instructions.
By Preauthorized Investment Plan:

You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Funds account ($50 minimum per fund, per draft, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 7 calendar days to establish and become active. Please note that purchases made through a preauthorized investment plan will begin to process 2 business days prior to the draft date. Any changes made to a plan within the 2 business days will be effective with the next draft. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments would begin one month from the date the plan is established.

Forms of Payment

Acceptable forms of payment

● Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. bank;

● Money orders and traveler’s checks in single denominations of more than $10,000 if they were to originate in a U.S. bank;

● Third party checks when there is a clear connection of the third party to the underlying transaction; and

● Wire transfers that originate in U.S. banks.

Unacceptable forms of payment

● Cash;

● Starter checks;

● Credit cards or checks drawn against a credit account;

● Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;

● Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment were effected through a U.S. bank; and

● Third party checks when there is not a clear connection of the third party to the underlying transaction.

All unacceptable forms of investment will be returned. The Trust reserves the right to accept or reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be cancelled, and you will be liable for any losses and fees incurred by the Trust or its transfer agent.

Class I Shares:

Class I shares are generally offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Investors in Class I shares, other than the individual investors noted above, may generally not purchase, exchange or redeem shares of the Fund directly from the Fund. Shares instead may be purchased, exchanged or redeemed only through such financial intermediaries. Class I shares made available through full service broker-dealers may be available through fee-based advisory relationships under which such broker-dealers impose additional fees for services connected to the account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Class R6 and Advisor Class Shares:

Contact your financial intermediary for instructions on how to purchase Class R6 or Advisor Class shares.

The Trust and the Distributor reserve the right to reject any request to buy shares.

Contribution Limits:

Accounts such as Traditional or Roth IRAs and Coverdell ESAs have contribution limits that should not be exceeded. If your account is a SIMPLE IRA, SEP IRA, SAR-SEP or 403(b)(7), or if your account were owned by a qualified plan or an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

107

SELLING SHARES

Class A, Class C and Individual Investors of Class I Shares:

You may redeem (sell) Fund shares by contacting your financial intermediary or the Trust directly. Refer to the Medallion Signature Guarantees subsection below for additional guidelines that may be applicable.

In Writing:

To sell shares in writing, send a signed written request or signed distribution form specifying the Fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:

You may sell shares up to $100,000 in gross value by telephone on certain account types by calling customer service at (800) 722-2333 provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or the applicable redemption/distribution form. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.

Systematic Withdrawal Plan (“SWP”):

You can set up automatic monthly, quarterly, semi-annual or annual redemptions on your account, as long as the value of the account is at least $5,000 at the time the SWP is established. You may redeem a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more), or a whole percentage of the account value, which will be applied to the account value at the time of each SWP redemption in order to determine the redemption amount. Please be aware that SWP redemptions may be subject to a CDSC – see the CDSC Waivers subsection for applicable waivers. Because a CDSC may apply, it may not be advantageous to you to make additional investments while participating in a SWP. To establish a SWP, you must complete the appropriate sections on the applicable form. You may receive this form from customer service by calling customer service at (800) 722-2333.

Proceeds will be mailed to an address that has been on record for at least 15 days or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee were to accompany the request. Proceeds can also be wired to a pre-designated bank account (subject to a $10,000 minimum), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application or the applicable redemption/distribution form and attach a pre-printed voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

Depending on the class of shares you own, a CDSC may apply. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We may liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your account and sell your shares if your account value (except for those Class I accounts where the minimum initial investment required is $500,000) were to fall below the account minimum (which is the initial investment minimum, as identified in the Purchasing Shares – Minimums section of the Prospectus) for any reason, including as a result of a redemption, an account charge, and/or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC. Shareholders with such accounts will be provided notice and an opportunity to raise their account value above investment minimums to avoid having their account closed.

Electronic Funds Transfer – You can initiate an electronic funds transfer for as little as $50 or as much as $100,000 from your Pacific Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application or the applicable redemption/distribution form.

Medallion Signature Guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required in the following instances:

● For redemption requests over $100,000

● If your address of record was changed within the past 15 days

● If redemption proceeds are to be sent to an address other than the address of record

● If redemption proceeds are made payable to a third party payee

● If redemption proceeds are to be wired to a bank account that has not been established on your account

● For requests to transfer between Pacific Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same

● Under other circumstances as determined by the Trust or the transfer agent

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that transactions or changes to your account are in fact authorized by you. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”)

108

and the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Class I Shares:

Investors in Class I shares, other than the individual investors noted above, may generally not redeem Fund shares directly from the Fund. Contact your financial intermediary or refer to your plan documents for instructions on how to redeem shares.

Class R6 and Advisor Class Shares:

Contact your financial intermediary for instructions on how to redeem Class R6 or Advisor Class shares.

EXCHANGING SHARES

Class A, Class C and Individual Investors of Class I Shares:

The Trust’s exchange privilege affords you the ability to switch your investments among the various Funds of the Trust. Generally, you may exchange a minimum of $50 worth of shares of one Fund for shares of any other available Fund of the Trust within the same share class and base account number.

Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges. For shares subject to a CDSC, the CDSC period begins on the date of the initial investment in the shares subject to a CDSC.

In Writing:

To exchange shares in writing, send a signed written request or signed Investment Exchange Request form specifying the “from” and “to” Fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:

You may exchange shares by telephone on certain account types by calling (800) 722-2333 provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or the applicable redemption/distribution form. Corporate investors and other associations must have an appropriate certification on file authorizing exchanges.

Dollar Cost Averaging

Dollar cost averaging may be used to buy shares of the available Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts (via an exchange of shares), either on a monthly, quarterly, semi-annual or annual basis, from any available Fund with a value of at least $1,000 to one or more other available Funds. Each exchange must be for at least $50.

Dollar cost averaging may only be requested in writing by sending a signed letter of instruction or signed Account Maintenance Request form specifying the “from” and “to” Fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

Class R6, Advisor Class and Institutional Investors of Class I Shares:

Contact your financial intermediary to exchange these shares.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanation regarding information presented in the Performance subsections of the Fund Summaries section.

The performance information presented in the bar charts and the average annual total return tables were prepared assuming reinvestment of dividends and distributions.

The Portfolio Optimization Funds: Because the performance of each Portfolio Optimization Fund is a composite of the performance of each of the Underlying Funds in which it invests (which may include cash equivalents, fixed income, domestic and/or international equities), there is no one broad-based index to use as a comparison to a Portfolio Optimization Fund’s performance. Therefore, we have provided information regarding the two broad-based benchmark indices that correspond to each Fund’s two broad asset classes, which are broad measures of market performance, to use as a comparison to each Fund’s performance. In addition, as another performance comparison, composite benchmarks were constructed for each Portfolio Optimization Fund. Each benchmark is comprised of three or more broad-based indices. More information on each benchmark is provided below.

109

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

Bloomberg Barclays Short Treasury Total Return Index is composed of all U.S. Treasuries that have a remaining maturity between one and twelve months. Results include the reinvestment of all distributions.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US Corporate High-Yield Bond Index measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (“T-Bill”) Index (formerly named ICE BofAML U.S. 3-Month Treasury Bill Index) is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2021, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays US Aggregate Bond, 17% S&P 500, 7% ICE BofA U.S. 3-Month T-Bill, and 5% MSCI EAFE Indices.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 5% ICE BofA U.S. 3-Month T-Bill Indices.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500, 38% Bloomberg Barclays US Aggregate Bond, 15% MSCI EAFE, and 2% ICE BofA U.S. 3-Month T-Bill Indices.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500, 23% Bloomberg Barclays US Aggregate Bond, and 19% MSCI EAFE Indices.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500, 26% MSCI EAFE, and 5% Bloomberg Barclays US Aggregate Bond Indices.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is

110

constructed to provide a comprehensive and unbiased barometer for the large-capitalization segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-capitalization barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-capitalization segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-capitalization segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-capitalization opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

Frank Russell Company and the London Stock Exchange Group companies (together the “Licensor Parties”) are the source and owner of the trademarks, service marks and copyrights related to each Russell® index. No further distribution of a Russell® index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

OTHER FUND INFORMATION

Execution of Your Requests

Purchase, exchange and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase, exchange and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form. The NAV per share plus any applicable sales charge is also known as the “offering price.” Systematic withdrawals scheduled to fall on a month end (including year-end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the scheduled close of the New York Stock Exchange (“NYSE”), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. Thus, orders received in proper form prior to the NYSE close receive that day’s NAV; orders received after the NYSE close receive the following business day’s NAV. This order acceptance cut-off also applies when the NYSE has a scheduled or unscheduled early close. You will receive a confirmation of each transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.

Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of your redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, if the shares that were redeemed were recently purchased by electronic funds transfer or check, we will send your redemption proceeds as soon as the funds are received via transfer

111

or the check clears. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds.

We normally will pay cash for all Fund shares you sell using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. The Trust has also adopted a process under which it may make redemptions-in-kind to shareholders (except for shareholders of a Portfolio Optimization Fund). Redemptions-in-kind are redemptions where some or all of the redemption payment is in securities at their then current market value equal to the redemption price minus any applicable charges. Generally, a pro-rata slice of each security in the portfolio would be allocated to the shareholder to meet the redemption request with any balance paid in cash or other transferable securities.

A pro rata slice of any illiquid holdings or restricted securities would be included if it is reasonable that the redeeming shareholder could hold those securities. Any exceptions granted to this pro-rata methodology would be based on the Trust’s redemption-in-kind policy and require a finding that the proposed non-pro rata distribution is fair and non-discriminatory both to the redeeming shareholder and the respective Fund. When making a redemption payment in cash becomes harmful to remaining shareholders of a Fund, whether during normal or stressed market conditions, redemptions-in-kind may be made. A shareholder receiving a redemption-in-kind will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, the Fund may be forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of a Fund.

Telephone Instructions – Unless you elect not to have telephone exchange and/or sale privileges, they will automatically be available to you. You may modify or discontinue telephone privileges at any time. You may reinstate these privileges in writing. An exchange or sale request must be received and confirmed prior to the scheduled close of the NYSE, which usually closes at 4:00 pm Eastern time, in order to receive the NAV calculated on that day. If an order is received and/or confirmed after the scheduled close of the NYSE, the order will receive the NAV calculated on the next business day. You may also transact purchases by telephone, if you have established EFT on your account and your request is received in proper form. A telephone purchase request is considered to be in proper form if it is received and confirmed prior to the scheduled close of the NYSE, which usually closes at 4:00 pm Eastern time, and the EFT can be initiated, which requires overnight processing. Because of this, purchase requests generally will receive the NAV calculated on the next business day. Procedures have been established that are reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may include requiring any person requesting a telephone transaction to provide specific identifying information or recording of the telephone conversation. A written confirmation will be sent to the shareholder(s) of record following a telephone transaction. The Trust or its designee is authorized to act upon instructions received by telephone and you agree that, so long as the procedures are followed, you will hold harmless and indemnify the Trust and/or its administrator or sub-administrator; any of its affiliates; and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with these instructions or the exercise of the telephone privileges. This means that so long as the procedures are followed, you will bear the risk of loss on telephone transaction requests. The Trust or its designee reserves the right to deny any transaction request made by telephone. You will be notified immediately if your request cannot be processed over the telephone. Proceeds from telephone transactions will only be mailed to your address of record or sent (via federal funds wire or electronic funds transfer) to your pre-established bank of record. Telephone privileges are not available for all account types. Contact Pacific Funds for information on availability.

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of the investments of each Fund of the Trust each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third-party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

When you buy shares, you pay the NAV (plus any applicable charges). When you sell shares, you receive the NAV (minus any applicable charges). Exchange orders within the Funds are effected at NAV (with any applicable charges). Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by the Trust or its designee in proper form. However, as noted above, a Fund may pay for a sale, in whole or in part, by a distribution of investments from a Fund (other than a Portfolio Optimization Funds), in lieu of cash, in accordance with applicable rules and Trust Procedures.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of a NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

112

The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission (“SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

● Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

● Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

● Over-the-Counter (“OTC”) Investments. OTC Investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

● Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

● Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

● Exchange Traded Futures Contracts, Options and Swap Agreements. Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported, are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

● Portfolio Optimization Funds. The investments of each Portfolio Optimization Fund consist of Class P shares of the applicable Underlying Funds they hold, which are valued at their respective NAVs.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, cyberattacks, terrorist threats or activities, armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last

113

reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Security and Shareholder Protection

To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Trust may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information. Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

Prevention of Disruptive Trading

Most Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of a Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of a Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. Accordingly, the Board adopted a policy with respect to certain limitations on exchanges.

The Trust requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the Funds of the Trust.

To discourage frequent trading, you:

● may not make more than 12 exchanges out of each of the PF Fixed Income Funds or PF U.S. Equity Funds per calendar year.

● may not make more than 2 exchanges out of each of the PF Fixed Income Funds or PF U.S. Equity Funds per calendar month.

For clarification purposes, multiple exchanges out of the same PF Fixed Income Fund or PF U.S. Equity Fund on the same trading day count as one exchange.

The Trust does not accommodate trading in excess of these limitations. The exchange limitations outlined above will not apply to the following transactions:

● exchanges from a Fund that seeks to achieve its investment goal by investing primarily in other Funds of the Trust;

● redemptions from a Fund;

● exchanges from Pacific Funds Ultra Short Income;

● exchanges from one share class to another share class of the same Fund (share class conversions);

● systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans);

● loans and loan repayments; or

● transactions by omnibus accounts, provided the omnibus provider has its own trading policy which is reasonably designed to prevent disruptive trading activity (as determined by the Trust and the Adviser).

While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies would be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Funds of the Trust. The Trust maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Trust (or its agent) the requested transactions were to have a negative impact on remaining shareholders.

The Trust might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a Fund. The Trust may also otherwise restrict, suspend, or reject any exchange request or privilege that could be harmful to a Fund or to other shareholders, or

114

cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Trust reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, which is subject to Board approval, the Trust would supplement this Prospectus and provide notice to shareholders.

The Trust is unable to directly monitor the trading activity of beneficial owners who hold shares of the PF Fixed Income Funds or PF U.S. Equity Funds through omnibus accounts (i.e., accounts that are not on the books of the Trust’s transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.

Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Trust. Accordingly, the ability of the Trust to monitor, detect or limit frequent share trading activity through omnibus accounts is limited. In such cases, the Trust or its agent(s) may request from financial intermediaries information that differs from that which is normally available to the Trust or its agent(s). In such instances, the Trust will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Trust identifies activity that might be indicative of excessive short-term trading activity, the Trust or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that the Trust or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Trust or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that the Trust would take such as placing blocks on accounts to prohibit future purchases and exchanges of a Fund’s shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Trust determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Trust or its agent(s) may terminate the relationship. Although these measures are available, there is no assurance that the Trust or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income, as described in the schedule below, and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders.

Dividends on net investment income, if any, are generally distributed according to the following schedule, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders:

● Portfolio Optimization Funds and PF U.S. Equity Funds – dividends, if any, are generally declared and paid annually.

● PF Fixed Income Funds (except Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income) – dividends, if any, are generally declared and paid monthly.

● Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income – dividends, if any, are generally declared daily and paid monthly.

Pursuant to the Trust’s reinvestment plan, all dividend and capital gains distributions will be automatically reinvested into additional shares of the same class of the same Fund, unless you instruct us otherwise in the Account Application. Dividends and capital gains may also be directed to another available Fund within the same account, if you meet that Fund’s minimum balance requirement and it must be for the same share class as the originating Fund. No sales charge or CDSC will apply to the reinvested amounts.

Distribution and Servicing Arrangements

Sales and servicing commissions

The Distributor pays broker-dealers that sell shares of the Funds various forms of sales and servicing compensation as described in the Pacific Funds SAI. The Distributor pays a sales commission for selling Fund shares and a trail commission for servicing Fund shareholders. Trail commissions may take into account, among other things, the length of time the Funds’ shares have been held, your account value, and the share class purchased. The Distributor generally pays sales and servicing commissions from its own resources, and receives compensation from sales charges and distribution and service fees from the Trust’s Distribution and/or Service Plans, which helps the Distributor recoup all or a portion of commissions it pays. See the SAI for details of sales and servicing commission amounts.

Sales-based payments, including sales commissions, primarily create incentives to make new sales of Fund shares; asset-based payments, including trail commissions, create incentives to retain previously sold Fund shares in investor accounts.

Revenue sharing payments

In addition to the sales and servicing commissions noted above, the Distributor or an affiliate may pay to selling group members, from their own resources, additional cash compensation in connection with the promotion and sales of Fund shares and/or servicing Fund shareholders, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of Fund shares. Not all selling group members receive additional compensation and the amount of compensation varies.

115

The range of additional cash compensation based on sales generally does not exceed 0.25% and trail commissions based on account value generally does not exceed 0.20% on an annual basis. Revenue sharing payments, as well as the other compensation and allowances noted below, may provide your brokerage firm with an incentive to favor the Trust. In consideration for revenue sharing, a brokerage firm may feature certain Funds in its sales system or give preferential access to members of its sales force or management and confer some other marketing benefit such as website placement, access to financial intermediary lists, extra marketing assistance or other heightened visibility and access to the brokerage firm’s sales force that may otherwise influence the way that the brokerage firm and the financial intermediary market the Funds’ shares.

The Distributor hopes to benefit from revenue sharing by increasing Pacific Funds’ net assets, which, as well as benefiting the Trust, would result in additional management and other fees for PLFA and its affiliates.

Unaffiliated financial intermediary payments

Pacific Life as administrator or its affiliates may pay amounts from their own resources (up to 0.25% of account value on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services and transfer agency functions provided to certain shareholders of the Funds (to the extent the Trust does not pay for such costs directly) such as plans (and plan participants) or other omnibus accounts (and beneficial owners). These administrative services and transfer agency functions include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners.

Other compensation and allowances

The Distributor or an affiliate may also pay expense allowances, reimbursements and training allowances. Such payments provide the opportunity for training and other educational programs so that your financial intermediary may serve you better. The Distributor or an affiliate may also reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Funds’ shares. Financial intermediaries may also receive non-cash compensation such as educational or training seminars or promotional merchandise. See SAI for additional details of such other compensation.

Information about your broker

The financial intermediary (your broker), who is responsible for selling the Funds’ shares to you, typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your financial intermediary and his or her firm. The Distributor and the Trust are not involved in determining that compensation arrangement which may present its own incentives or conflicts. You may ask your financial intermediary how he or she will personally be compensated for the transaction.

PLFA, the Distributor and their affiliates may have other relationships with your brokerage firm relating to the provisions of the service to the Trust, such as providing omnibus account services, transaction processing service or effecting portfolio transactions for Funds. If your brokerage firm provides these services, the investment adviser or the Trust may compensate the firm for these services. In addition, your brokerage firm may have other compensation relationships with the investment adviser or its affiliates that are not related to the Trust.

Additional information

The compensation that is described in this section as well as in the SAI, and any other compensation or benefits provided by PLFA, the Distributor or its affiliates may be more or less than the overall compensation paid to selling group members on similar or other products and may influence your financial intermediary, broker-dealer, or other financial intermediaries to present or make available Pacific Funds over other investment options in the marketplace. You should ask your financial intermediary how they are compensated for selling shares of the Trust. Please refer to the SAI for additional details on distribution and servicing arrangements, other compensation and allowances, and revenue sharing payments.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser regarding the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Pacific Funds, its Distributor (Pacific Select Distributors, LLC), its Administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions may be taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares, and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the

116

IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax-exempt accounts. Accordingly, a plan participant whose retirement plan invests in a Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1⁄2.

Currently, the maximum tax rate for individual taxpayers on long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, income with respect to swaps, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments or swaps will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

A Fund’s transactions in derivatives will be subject to special tax rules, which may result in a higher percentage of the Fund’s distributions being taxed to shareholders at ordinary income rates than if the Fund did not invest in derivatives.

To the extent that a “fund of funds” is invested in an Underlying Fund, net short-term gains (if any) of an Underlying Fund will be distributed as ordinary income to the fund of funds and will not be offset by capital losses of the fund of funds. Capital losses of an Underlying Fund will not offset capital gains of a fund of funds or another Underlying Fund. Losses realized on redemptions from an Underlying Fund may be deferred as wash sales in the event of additional investments made into the Underlying Fund within 30 days before or after the redemption.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will generally be subject to tax on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you generally would be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each Fund in which you invest. If not, the Fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding. The backup withholding rate is currently 24%.

The Portfolio Optimization Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of the Portfolio Optimization Funds or the Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

None of the Portfolio Optimization Funds can use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Portfolio Optimization Funds’ “fund of funds” structure could affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds may be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Document Delivery

Shareholder Mailings

To help reduce Fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Funds’ shareholder documents (such as the Prospectus, supplements, announcements, and if applicable, each annual and semi-annual report) may be mailed to shareholders who share the same household address (“Householding”). You may elect to not participate in Householding by contacting the Trust or by opting out via the Account Application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Funds. The current shareholder documents are available on the Trust’s website at any time or an individual copy of any of these documents may be requested as described on the back cover of this Prospectus.

Unless you have enrolled in electronic delivery (see below), or previously elected to receive paper copies, the Trust’s annual and semi-annual reports will not be mailed to you. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive paper copies of future reports, free of charge, by contacting the Trust or your financial intermediary.

117

Unclaimed Property

It is the shareholder’s responsibility to ensure that Pacific Funds maintains a correct address for his or her account(s). If the Trust, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, or the Trust or its transfer agent have had no contact with you and are unable to contact you regarding your account pursuant to time periods set forth by certain state regulations, the Trust may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.

If you are a resident of the state of Texas, you have the right to designate a representative for the purposes of receiving notices if your account has been determined to be abandoned. Please contact the Trust or its transfer agent if you wish to complete a Texas designation of representation form.

If you have previously elected to receive dividend and/or capital gains distributions via check to your address of record instead of being automatically reinvested in your account, and the check(s) are returned to us for non-delivery or remain uncashed for six months, we will change your existing account distribution election to automatically reinvest any and all future distributions in to your account until you provide a new address. In addition, following the six-month period, any returned and/or uncashed checks may be canceled, and the amount of the check will be invested in your account. No interest will accrue on any such amounts.

Electronic Delivery Consent

Subject to availability and/or current regulations, you may authorize the Trust to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by indicating so on the Account Application, or by sending us instructions (in writing in a form acceptable to us) of your request to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

● You must provide a current e-mail address and notify the Trust promptly when your e-mail address changes.

● You must update any e-mail filters that may prevent you from receiving e-mail notifications from the Trust.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

● Electronic delivery will be canceled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

The Trust is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call customer service at (800) 722-2333 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Fund Organization

Pacific Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust” or “We.” Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund.

ABOUT MANAGEMENT

This section provides information about Pacific Life Fund Advisors LLC, the investment adviser to the Trust, and the sub-adviser firms that manage the Funds offered in this Prospectus. PLFA and the sub-advisers are each a “Manager” and together the “Managers.”

PLFA

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Trust, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to the review of the Trust’s Board, also supervises the management of the Funds. PLFA directly manages the five Portfolio Optimization Funds. For the PF Fixed Income Funds, the PF U.S. Equity Funds and most of the

118

Underlying Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA has the ultimate responsibility, subject to the review of the Trust’s Board, to oversee and monitor the performance of these sub-advisers and recommends their hiring, termination and replacement.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into and materially amend, agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of, the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an information statement about the change. PLFA and the Trust have applied for another exemptive order that, if granted, will streamline the information statement notice, contents and delivery and expand the relief to cover affiliated sub-advisers. The exemptive order application also seeks relief from the requirement that Board meetings be conducted in-person under certain circumstances.

Management Fee

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA also uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended March 31, 2021, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. Because Pacific Funds ESG Low Duration and Pacific Funds ESG Core Bond have not operated for a full fiscal year as of March 31, 2021, their management fee rates payable to PLFA are set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for all of the Funds in this Prospectus is available in the Trust’s annual report for the fiscal year ended March 31, 2021 and will be available in the Trust’s semi-annual report dated September 30, 2021.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/21 (as a percentage of average net assets)
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth	0.20%
Pacific Funds Ultra Short Income	0.25%
Pacific Funds Short Duration Income	0.40%
Pacific Funds Core Income	0.50%
Pacific Funds Strategic Income	0.60%
Pacific Funds Floating Rate Income	0.64%
Pacific Funds High Income	0.60%
Pacific Funds Small/Mid-Cap	0.75%
Pacific Funds Small-Cap	0.75%
Pacific Funds Small-Cap Value	0.75%

Fund	Management Fee Rate Payable
Pacific Funds ESG Low Duration	0.40%
Pacific Funds ESG Core Bond	0.38%

119

The table that follows provides information about PLFA, Pacific Asset Management and Rothschild & Co and each individual team member responsible for making investment decisions for the Funds (i.e., portfolio manager), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and information about the portfolio manager’s ownership of securities in the Fund(s) (if any). The portfolio managers for a Fund may change at the Manager’s discretion.

Pacific Life Fund Advisors LLC
700 Newport Center Drive, Newport Beach, California 92660 Pacific Life Fund Advisors LLC (“PLFA”) is the investment adviser to the Trust.
PORTFOLIO OPTIMIZATION FUNDS
Howard T. Hirakawa, CFA

Senior Vice President of Pacific Life and PLFA since 2014, Vice President of Pacific Select Fund and Pacific Funds since 2006, and Portfolio Manager since 2003. Mr. Hirakawa is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. He began his investment career in 1999 and has a BS from San Diego State University and an MBA from Claremont Graduate School.

Carleton J. Muench, CFA

Vice President of Pacific Life and PLFA since 2014, Vice President of Pacific Funds and Assistant Vice President of Pacific Select Fund since 2006, and Portfolio Manager since 2006. Mr. Muench is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. He began his investment career in 1998 and has a BS and an MS from Northeastern University.

Max Gokhman, CFA

Assistant Vice President of Pacific Life and Assistant Vice President of asset allocation of PLFA since 2016, and Portfolio Manager of PLFA since 2015. Mr. Gokhman is responsible for managing the asset allocation process as well as developing asset class views and market outlooks for Pacific Funds and Pacific Select Fund. He began his investment career in 2006 and has a BA from Claremont McKenna College.

Samuel S. Park

Director of Pacific Life and Director of fundamental research of PLFA since 2017, and Portfolio Manager since 2013. Mr. Park is responsible for managing the asset allocation function related to Pacific Funds and Pacific Select Fund. He began his investment career in 1999 and has a BA from Boston University.

Edward Sheng, PhD, CFA, CAIA

Portfolio Manager of PLFA since 2021, Director of Pacific Life and Director of Quantitative Research of PLFA since 2018 and Quantitative Researcher of PLFA since 2016. Mr. Sheng is responsible for designing advanced quantitative models that help guide the asset allocation decisions for Pacific Funds and Pacific Select Fund. He is also responsible for strategic asset allocation investment decisions. He began his investment career in 2013 and has a Ph.D. from Arizona State University, an MS degree from the University of California, Los Angeles, and a BS from Nanjing University.

Pacific Asset Management LLC

840 Newport Center Drive, 7th Floor, Newport Beach, California 92660

Pacific Asset Management LLC (“Pacific Asset Management”) is a registered investment adviser that provides investment services to a variety of clients. As of March 31, 2021, Pacific Asset Management’s total assets under management were approximately $15.3 billion.

PACIFIC FUNDS ULTRA SHORT INCOME PACIFIC FUNDS ESG CORE BOND
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities ("ABS"). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from the Emory University.

120

PACIFIC FUNDS SHORT DURATION INCOME
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities ("ABS"). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from the Emory University.

PACIFIC FUNDS ESG LOW DURATION
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities ("ABS"). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from the Emory University.

PACIFIC FUNDS CORE INCOME
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities ("ABS"). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from the Emory University.

121

PACIFIC FUNDS STRATEGIC INCOME
Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

PACIFIC FUNDS FLOATING RATE INCOME
J.P. Leasure

Senior Managing Director and Portfolio Manager of Pacific Asset Management since 2007. In addition to serving as a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing REITs for Pacific Asset Management. He began his investment career in 1995 and has a BA from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

PACIFIC FUNDS HIGH INCOME
Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

C. Robert Boyd

Senior Managing Director of Pacific Asset Management since 2017 and Portfolio Manager of Pacific Asset Management since 2014. Mr. Boyd has responsibility for overseeing all credit research activities for Pacific Asset Management. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the leisure sector. Prior to joining Pacific Asset Management, he was a vice president, Credit Analyst and Bank Loan Portfolio Manager at PIMCO since 1998. He began his investment career in 1998 and has a BA from California State University, Long Beach and an MBA from the University of Southern California.

122

Rothschild & Co Asset Management US Inc.

1251 Avenue of the Americas, New York, New York 10020

Rothschild & Co Asset Management US Inc. (“Rothschild & Co”) is a registered investment adviser and has provided investment advisory services to individual and institutional accounts since 1962. As of March 31, 2021, Rothschild & Co’s, including all advisory affiliates’, total assets under management were approximately $9.6 billion.

PACIFIC FUNDS SMALL/MID-CAP PACIFIC FUNDS SMALL-CAP PACIFIC FUNDS SMALL-CAP VALUE
Tina Jones, CFA	Chief Investment Officer of Rothschild & Co since 2019, Portfolio Manager of Rothschild & Co since 2000. She began her investment career in 1995 and has a BA from the University of Pennsylvania.
Joseph Bellantoni, CFA

Managing Director of Rothschild & Co since 1997, Portfolio Manager of Rothschild & Co since 1997. He began his investment career in 1997 and has a BS from Fordham University and an MBA from Fordham University.

Douglas J. Levine, CFA	Managing Director of Rothschild & Co since 2007, Portfolio Manager of Rothschild & Co since 2007. He began his investment career in 1996 and has a BS from Pennsylvania State University.
Michael Kehoe

Managing Director of Rothschild & Co since 2015, Portfolio Manager of Rothschild & Co since 2015, and Senior Research Analyst of Rothschild & Co since 2008. He began his investment career in 2000 and has a BA from the University of Pennsylvania and an MBA from Yale University.

Eric Fraser

Director of Rothschild & Co since 2018, Portfolio Manager of Rothschild & Co since 2019, and a Research Analyst of Rothschild & Co since 2014. He began his investment career in 2005 and has a BA from Middlebury College.

Bradley Hunnewell, CFA

Director of Rothschild & Co since 2019 and a Portfolio Manager of Rothschild & Co since 2019. Prior to joining Rothschild & Co, Mr. Hunnewell was a Senior Equity Analyst and Portfolio Manager at Rockefeller Capital Management from 2009 to 2019. He began his investment career in 2009 and has a BS from Trinity College and an MBA from Columbia Business School.

123

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual report for the fiscal year ended March 31, 2021. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this Prospectus.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, business development companies and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

Because Pacific Funds ESG Low Duration did not commence operations prior to the fiscal year ended March 31, 2021, financial highlights are not yet available for that Fund.

124

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative
Class A
4/1/2020 - 3/31/2021	$9.83	$0.16	$1.80	$1.96	($0.33)	$-	($0.33)	$11.46	0.67%	0.60%	1.47%	19.96%	$191,406	37%
4/1/2019 - 3/31/2020	10.23	0.17	(0.35)	(0.18)	(0.20)	(0.02)	(0.22)	9.83	0.68%	0.60%	1.60%	(1.95%)	159,186	22%
4/1/2018 - 3/31/2019	11.24	0.20	(0.04)	0.16	(0.21)	(0.96)	(1.17)	10.23	0.68%	0.60%	1.83%	1.88%	121,012	30%
4/1/2017 - 3/31/2018	10.98	0.25	0.26	0.51	(0.25)	-	(0.25)	11.24	0.68%	0.60%	2.18%	4.60%	131,023	30%
4/1/2016 - 3/31/2017	10.63	0.19	0.52	0.71	(0.22)	(0.14)	(0.36)	10.98	0.68%	0.60%	1.70%	6.59%	136,881	57%
Class C
4/1/2020 - 3/31/2021	$9.59	$0.08	$1.74	$1.82	($0.27)	$-	($0.27)	$11.14	1.42%	1.35%	0.72%	18.96%	$46,869	37%
4/1/2019 - 3/31/2020	9.97	0.09	(0.35)	(0.26)	(0.10)	(0.02)	(0.12)	9.59	1.43%	1.35%	0.86%	(2.72%)	46,909	22%
4/1/2018 - 3/31/2019	11.00	0.11	(0.03)	0.08	(0.15)	(0.96)	(1.11)	9.97	1.43%	1.35%	1.08%	1.13%	111,233	30%
4/1/2017 - 3/31/2018	10.76	0.16	0.26	0.42	(0.18)	-	(0.18)	11.00	1.43%	1.35%	1.43%	3.89%	137,036	30%
4/1/2016 - 3/31/2017	10.44	0.10	0.51	0.61	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.79%	153,433	57%
Advisor Class
4/1/2020 - 3/31/2021	$9.88	$0.19	$1.80	$1.99	($0.35)	$-	($0.35)	$11.52	0.42%	0.35%	1.72%	20.17%	$11,299	37%
4/1/2019 - 3/31/2020	10.26	0.20	(0.35)	(0.15)	(0.21)	(0.02)	(0.23)	9.88	0.43%	0.35%	1.85%	(1.68%)	6,994	22%
4/1/2018 - 3/31/2019	11.26	0.22	(0.03)	0.19	(0.23)	(0.96)	(1.19)	10.26	0.43%	0.35%	2.08%	2.26%	6,893	30%
4/1/2017 - 3/31/2018	11.00	0.28	0.25	0.53	(0.27)	-	(0.27)	11.26	0.43%	0.35%	2.43%	4.79%	8,135	30%
4/1/2016 - 3/31/2017	10.65	0.21	0.52	0.73	(0.24)	(0.14)	(0.38)	11.00	0.43%	0.35%	1.95%	6.89%	5,404	57%
Pacific Funds Portfolio Optimization Moderate-Conservative
Class A
4/1/2020 - 3/31/2021	$9.95	$0.15	$2.74	$2.89	($0.32)	$-	($0.32)	$12.52	0.66%	0.60%	1.25%	29.06%	$283,474	28%
4/1/2019 - 3/31/2020	10.70	0.17	(0.66)	(0.49)	(0.22)	(0.04)	(0.26)	9.95	0.67%	0.60%	1.55%	(4.94%)	231,749	20%
4/1/2018 - 3/31/2019	12.58	0.18	(0.06)	0.12	(0.20)	(1.80)	(2.00)	10.70	0.68%	0.60%	1.55%	1.91%	199,827	45%
4/1/2017 - 3/31/2018	12.21	0.25	0.53	0.78	(0.27)	(0.14)	(0.41)	12.58	0.67%	0.60%	1.95%	6.36%	227,420	30%
4/1/2016 - 3/31/2017	11.73	0.20	0.79	0.99	(0.24)	(0.27)	(0.51)	12.21	0.67%	0.60%	1.68%	8.49%	236,725	53%
Class C
4/1/2020 - 3/31/2021	$9.72	$0.06	$2.66	$2.72	($0.24)	$-	($0.24)	$12.20	1.41%	1.35%	0.50%	28.06%	$45,349	28%
4/1/2019 - 3/31/2020	10.44	0.09	(0.66)	(0.57)	(0.11)	(0.04)	(0.15)	9.72	1.42%	1.35%	0.80%	(5.63%)	48,929	20%
4/1/2018 - 3/31/2019	12.34	0.09	(0.06)	0.03	(0.13)	(1.80)	(1.93)	10.44	1.43%	1.35%	0.80%	1.11%	136,522	45%
4/1/2017 - 3/31/2018	12.00	0.15	0.52	0.67	(0.19)	(0.14)	(0.33)	12.34	1.42%	1.35%	1.20%	5.60%	174,766	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.77	0.88	(0.17)	(0.27)	(0.44)	12.00	1.42%	1.35%	0.93%	7.74%	200,105	53%
Advisor Class
4/1/2020 - 3/31/2021	$10.00	$0.18	$2.76	$2.94	($0.34)	$-	($0.34)	$12.60	0.41%	0.35%	1.50%	29.44%	$6,126	28%
4/1/2019 - 3/31/2020	10.75	0.20	(0.67)	(0.47)	(0.24)	(0.04)	(0.28)	10.00	0.42%	0.35%	1.80%	(4.67%)	5,659	20%
4/1/2018 - 3/31/2019	12.62	0.21	(0.06)	0.15	(0.22)	(1.80)	(2.02)	10.75	0.42%	0.35%	1.80%	2.10%	7,701	45%
4/1/2017 - 3/31/2018	12.24	0.28	0.53	0.81	(0.29)	(0.14)	(0.43)	12.62	0.42%	0.35%	2.20%	6.62%	5,196	30%
4/1/2016 - 3/31/2017	11.75	0.23	0.79	1.02	(0.26)	(0.27)	(0.53)	12.24	0.42%	0.35%	1.93%	8.78%	4,895	53%
Pacific Funds Portfolio Optimization Moderate
Class A
4/1/2020 - 3/31/2021	$10.60	$0.12	$4.06	$4.18	($0.32)	($0.11)	($0.43)	$14.35	0.64%	0.60%	0.95%	39.61%	$897,486	27%
4/1/2019 - 3/31/2020	12.01	0.17	(0.95)	(0.78)	(0.19)	(0.44)	(0.63)	10.60	0.66%	0.60%	1.38%	(7.24%)	714,447	19%
4/1/2018 - 3/31/2019	14.26	0.16	0.04	0.20	(0.23)	(2.22)	(2.45)	12.01	0.66%	0.60%	1.17%	2.49%	652,731	41%
4/1/2017 - 3/31/2018	13.67	0.20	0.94	1.14	(0.24)	(0.31)	(0.55)	14.26	0.66%	0.60%	1.40%	8.36%	690,689	36%
4/1/2016 - 3/31/2017	12.99	0.22	1.17	1.39	(0.24)	(0.47)	(0.71)	13.67	0.66%	0.60%	1.60%	10.94%	720,438	48%
Class C
4/1/2020 - 3/31/2021	$10.39	$0.03	$3.96	$3.99	($0.24)	($0.11)	($0.35)	$14.03	1.39%	1.35%	0.20%	38.56%	$143,244	27%
4/1/2019 - 3/31/2020	11.77	0.08	(0.94)	(0.86)	(0.08)	(0.44)	(0.52)	10.39	1.41%	1.35%	0.63%	(7.97%)	142,846	19%
4/1/2018 - 3/31/2019	14.04	0.05	0.06	0.11	(0.16)	(2.22)	(2.38)	11.77	1.41%	1.35%	0.42%	1.78%	381,170	41%
4/1/2017 - 3/31/2018	13.50	0.09	0.92	1.01	(0.16)	(0.31)	(0.47)	14.04	1.41%	1.35%	0.65%	7.47%	465,913	36%
4/1/2016 - 3/31/2017	12.85	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.50	1.41%	1.35%	0.85%	10.19%	515,691	48%

See explanation of references on A-7

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate (Continued)
Advisor Class
4/1/2020 - 3/31/2021	$10.64	$0.16		$4.07	$4.23	($0.34)	($0.11)		($0.45)	$14.42	0.39%	0.35%	1.20%	39.99%	$35,732	27%
4/1/2019 - 3/31/2020	12.05	0.20		(0.96)	(0.76)	(0.21)	(0.44)		(0.65)	10.64	0.41%	0.35%	1.63%	(7.07%)	21,729	19%
4/1/2018 - 3/31/2019	14.29	0.19		0.04	0.23	(0.25)	(2.22)		(2.47)	12.05	0.41%	0.35%	1.42%	2.75%	26,959	41%
4/1/2017 - 3/31/2018	13.69	0.24		0.94	1.18	(0.27)	(0.31)		(0.58)	14.29	0.41%	0.35%	1.65%	8.54%	23,088	36%
4/1/2016 - 3/31/2017	13.00	0.25		1.18	1.43	(0.27)	(0.47)		(0.74)	13.69	0.41%	0.35%	1.85%	11.30%	17,983	48%
Pacific Funds Portfolio Optimization Growth
Class A
4/1/2020 - 3/31/2021	$10.59	$0.11		$5.19	$5.30	($0.23)	($0.16)		($0.39)	$15.50	0.64%	0.60%	0.80%	50.27%	$743,213	28%
4/1/2019 - 3/31/2020	12.77	0.19		(1.45)	(1.26)	(0.22)	(0.70)		(0.92)	10.59	0.66%	0.60%	1.45%	(11.24%)	544,605	18%
4/1/2018 - 3/31/2019	15.46	0.12		0.13	0.25	(0.21)	(2.73)		(2.94)	12.77	0.66%	0.60%	0.84%	2.92%	529,247	53%
4/1/2017 - 3/31/2018	14.61	0.18		1.30	1.48	(0.23)	(0.40)		(0.63)	15.46	0.66%	0.60%	1.14%	10.10%	555,328	39%
4/1/2016 - 3/31/2017	13.74	0.22		1.54	1.76	(0.23)	(0.66)		(0.89)	14.61	0.67%	0.60%	1.55%	13.08%	560,395	43%
Class C
4/1/2020 - 3/31/2021	$10.33	$0.01		$5.03	$5.04	($0.15)	($0.16)		($0.31)	$15.06	1.39%	1.35%	0.05%	48.99%	$116,482	28%
4/1/2019 - 3/31/2020	12.45	0.09		(1.41)	(1.32)	(0.10)	(0.70)		(0.80)	10.33	1.41%	1.35%	0.70%	(11.81%)	100,768	18%
4/1/2018 - 3/31/2019	15.18	0.01		0.13	0.14	(0.14)	(2.73)		(2.87)	12.45	1.42%	1.35%	0.08%	2.12%	271,000	53%
4/1/2017 - 3/31/2018	14.38	0.06		1.28	1.34	(0.14)	(0.40)		(0.54)	15.18	1.41%	1.35%	0.39%	9.29%	317,342	39%
4/1/2016 - 3/31/2017	13.55	0.11		1.53	1.64	(0.15)	(0.66)		(0.81)	14.38	1.42%	1.35%	0.80%	12.33%	347,447	43%
Advisor Class
4/1/2020 - 3/31/2021	$10.65	$0.14		$5.23	$5.37	($0.26)	($0.16)		($0.42)	$15.60	0.39%	0.35%	1.05%	50.62%	$20,137	28%
4/1/2019 - 3/31/2020	12.82	0.22		(1.45)	(1.23)	(0.24)	(0.70)		(0.94)	10.65	0.41%	0.35%	1.70%	(10.98%)	14,485	18%
4/1/2018 - 3/31/2019	15.51	0.16		0.12	0.28	(0.24)	(2.73)		(2.97)	12.82	0.41%	0.35%	1.09%	3.12%	19,458	53%
4/1/2017 - 3/31/2018	14.64	0.22		1.31	1.53	(0.26)	(0.40)		(0.66)	15.51	0.41%	0.35%	1.39%	10.42%	16,280	39%
4/1/2016 - 3/31/2017	13.76	0.26		1.54	1.80	(0.26)	(0.66)		(0.92)	14.64	0.42%	0.35%	1.80%	13.34%	13,275	43%
Pacific Funds Portfolio Optimization Aggressive-Growth
Class A
4/1/2020 - 3/31/2021	$11.38	$0.09		$6.70	$6.79	($0.21)	($0.34)		($0.55)	$17.62	0.66%	0.60%	0.56%	60.05%	$275,818	31%
4/1/2019 - 3/31/2020	14.25	0.19		(1.89)	(1.70)	(0.23)	(0.94)		(1.17)	11.38	0.67%	0.60%	1.31%	(13.66%)	191,505	19%
4/1/2018 - 3/31/2019	17.03	0.10		0.25	0.35	(0.25)	(2.88)		(3.13)	14.25	0.68%	0.60%	0.61%	3.39%	193,470	55%
4/1/2017 - 3/31/2018	15.79	0.12		1.81	1.93	(0.20)	(0.49)		(0.69)	17.03	0.68%	0.60%	0.74%	12.17%	189,903	41%
4/1/2016 - 3/31/2017	14.70	0.19		1.96	2.15	(0.19)	(0.87)		(1.06)	15.79	0.68%	0.60%	1.25%	15.06%	179,825	41%
Class C
4/1/2020 - 3/31/2021	$10.97	($0.03)		$6.45	$6.42	($0.13)	($0.34)		($0.47)	$16.92	1.41%	1.35%	(0.19%)	58.83%	$43,705	31%
4/1/2019 - 3/31/2020	13.76	0.08		(1.82)	(1.74)	(0.11)	(0.94)		(1.05)	10.97	1.42%	1.35%	0.56%	(14.25%)	35,339	19%
4/1/2018 - 3/31/2019	16.59	(0.02)		0.24	0.22	(0.17)	(2.88)		(3.05)	13.76	1.43%	1.35%	(0.14%)	2.57%	85,434	55%
4/1/2017 - 3/31/2018	15.43	(0.00	)(6)	1.75	1.75	(0.10)	(0.49)		(0.59)	16.59	1.43%	1.35%	(0.01%)	11.39%	97,877	41%
4/1/2016 - 3/31/2017	14.41	0.07		1.93	2.00	(0.11)	(0.87)		(0.98)	15.43	1.43%	1.35%	0.50%	14.18%	99,582	41%
Advisor Class
4/1/2020 - 3/31/2021	$11.44	$0.12		$6.74	$6.86	($0.24)	($0.34)		($0.58)	$17.72	0.41%	0.35%	0.81%	60.35%	$14,855	31%
4/1/2019 - 3/31/2020	14.29	0.23		(1.89)	(1.66)	(0.25)	(0.94)		(1.19)	11.44	0.42%	0.35%	1.56%	(13.34%)	9,606	19%
4/1/2018 - 3/31/2019	17.07	0.14		0.23	0.37	(0.27)	(2.88)		(3.15)	14.29	0.43%	0.35%	0.86%	3.57%	10,860	55%
4/1/2017 - 3/31/2018	15.82	0.17		1.80	1.97	(0.23)	(0.49)		(0.72)	17.07	0.43%	0.35%	0.99%	12.48%	10,067	41%
4/1/2016 - 3/31/2017	14.71	0.23		1.97	2.20	(0.22)	(0.87)		(1.09)	15.82	0.43%	0.35%	1.50%	15.32%	7,166	41%
Pacific Funds Ultra Short Income
Class I
4/1/2020 - 3/31/2021	$9.65	$0.12		$0.44	$0.56	($0.12)	($0.02)		($0.14)	$10.07	0.70%	0.32%	1.16%	5.81%	$12,993	96%
6/28/2019 - 3/31/2020	10.00	0.17		(0.35)	(0.18)	(0.17)	(0.00	)(6)	(0.17)	9.65	0.87%	0.32%	2.27%	(1.81%)	12,273	81%

See explanation of references on A-7

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Ultra Short Income (Continued)
Advisor Class
4/1/2020 - 3/31/2021	$9.65	$0.12	$0.44	$0.56	($0.12)	($0.02)		($0.14)	$10.07	0.69%	0.32%	1.16%	5.81%	$18,449	96%
6/28/2019 - 3/31/2020	10.00	0.17	(0.35)	(0.18)	(0.17)	(0.00	)(6)	(0.17)	9.65	0.97%	0.32%	2.27%	(1.81%)	12,401	81%
Pacific Funds Short Duration Income
Class A
4/1/2020 - 3/31/2021	$10.05	$0.16	$0.52	$0.68	($0.16)	$-		($0.16)	$10.57	0.88%	0.75%	1.50%	6.78%	$204,761	76%
4/1/2019 - 3/31/2020	10.30	0.24	(0.25)	(0.01)	(0.24)	-		(0.24)	10.05	0.99%	0.75%	2.33%	(0.13%)	154,309	56%
4/1/2018 - 3/31/2019	10.24	0.26	0.05	0.31	(0.25)	-		(0.25)	10.30	1.03%	0.75%	2.57%	3.11%	118,935	50%
4/1/2017 - 3/31/2018	10.32	0.21	(0.09)	0.12	(0.20)	-		(0.20)	10.24	1.04%	0.75%	2.03%	1.18%	94,197	76%
4/1/2016 - 3/31/2017	10.26	0.18	0.06	0.24	(0.18)	-		(0.18)	10.32	1.05%	0.83%	1.77%	2.36%	66,901	86%
Class C
4/1/2020 - 3/31/2021	$10.03	$0.08	$0.52	$0.60	($0.08)	$-		($0.08)	$10.55	1.63%	1.50%	0.75%	6.00%	$51,385	76%
4/1/2019 - 3/31/2020	10.28	0.16	(0.25)	(0.09)	(0.16)	-		(0.16)	10.03	1.74%	1.50%	1.58%	(0.87%)	48,816	56%
4/1/2018 - 3/31/2019	10.22	0.19	0.05	0.24	(0.18)	-		(0.18)	10.28	1.78%	1.50%	1.82%	2.35%	46,167	50%
4/1/2017 - 3/31/2018	10.30	0.13	(0.09)	0.04	(0.12)	-		(0.12)	10.22	1.79%	1.50%	1.28%	0.43%	44,337	76%
4/1/2016 - 3/31/2017	10.24	0.11	0.05	0.16	(0.10)	-		(0.10)	10.30	1.80%	1.58%	1.02%	1.60%	43,092	86%
Class I
4/1/2020 - 3/31/2021	$10.03	$0.18	$0.54	$0.72	($0.19)	$-		($0.19)	$10.56	0.63%	0.50%	1.75%	7.16%	$141,974	76%
4/1/2019 - 3/31/2020	10.29	0.27	(0.26)	0.01	(0.27)	-		(0.27)	10.03	0.63%	0.50%	2.58%	0.03%	106,402	56%
4/1/2018 - 3/31/2019	10.22	0.29	0.06	0.35	(0.28)	-		(0.28)	10.29	0.63%	0.50%	2.82%	3.47%	83,436	50%
4/1/2017 - 3/31/2018	10.30	0.24	(0.09)	0.15	(0.23)	-		(0.23)	10.22	0.64%	0.50%	2.28%	1.43%	4,329	76%
4/1/2016 - 3/31/2017	10.25	0.21	0.05	0.26	(0.21)	-		(0.21)	10.30	0.65%	0.53%	2.06%	2.56%	3,407	86%
Advisor Class
4/1/2020 - 3/31/2021	$10.05	$0.18	$0.54	$0.72	($0.19)	$-		($0.19)	$10.58	0.63%	0.50%	1.75%	7.14%	$778,271	76%
4/1/2019 - 3/31/2020	10.31	0.27	(0.26)	0.01	(0.27)	-		(0.27)	10.05	0.73%	0.50%	2.58%	0.02%	717,804	56%
4/1/2018 - 3/31/2019	10.24	0.29	0.06	0.35	(0.28)	-		(0.28)	10.31	0.78%	0.50%	2.82%	3.46%	483,476	50%
4/1/2017 - 3/31/2018	10.32	0.24	(0.09)	0.15	(0.23)	-		(0.23)	10.24	0.79%	0.50%	2.28%	1.43%	272,268	76%
4/1/2016 - 3/31/2017	10.26	0.21	0.06	0.27	(0.21)	-		(0.21)	10.32	0.80%	0.57%	2.02%	2.62%	162,554	86%
Pacific Funds Core Income
Class A
4/1/2020 - 3/31/2021	$10.60	$0.22	$0.66	$0.88	($0.22)	($0.08)		($0.30)	$11.18	0.98%	0.85%	1.95%	8.29%	$160,701	102%
4/1/2019 - 3/31/2020	10.52	0.29	0.08	0.37	(0.29)	-		(0.29)	10.60	1.09%	0.85%	2.70%	3.51%	140,650	70%
4/1/2018 - 3/31/2019	10.45	0.33	0.07	0.40	(0.33)	-		(0.33)	10.52	1.13%	0.85%	3.22%	3.99%	82,136	93%
4/1/2017 - 3/31/2018	10.51	0.28	(0.06)	0.22	(0.28)	-		(0.28)	10.45	1.12%	0.85%	2.62%	2.05%	132,006	91%
4/1/2016 - 3/31/2017	10.45	0.28	0.06	0.34	(0.28)	-		(0.28)	10.51	1.13%	0.93%	2.63%	3.23%	160,226	82%
Class C
4/1/2020 - 3/31/2021	$10.60	$0.14	$0.66	$0.80	($0.14)	($0.08)		($0.22)	$11.18	1.73%	1.60%	1.20%	7.48%	$53,990	102%
4/1/2019 - 3/31/2020	10.52	0.21	0.08	0.29	(0.21)	-		(0.21)	10.60	1.84%	1.60%	1.95%	2.73%	58,397	70%
4/1/2018 - 3/31/2019	10.46	0.26	0.06	0.32	(0.26)	-		(0.26)	10.52	1.88%	1.60%	2.47%	3.11%	81,309	93%
4/1/2017 - 3/31/2018	10.51	0.20	(0.05)	0.15	(0.20)	-		(0.20)	10.46	1.87%	1.60%	1.87%	1.38%	101,156	91%
4/1/2016 - 3/31/2017	10.45	0.20	0.06	0.26	(0.20)	-		(0.20)	10.51	1.88%	1.68%	1.88%	2.46%	120,546	82%
Class I
4/1/2020 - 3/31/2021	$10.61	$0.25	$0.67	$0.92	($0.26)	($0.08)		($0.34)	$11.19	0.73%	0.55%	2.25%	8.61%	$107,857	102%
4/1/2019 - 3/31/2020	10.53	0.33	0.07	0.40	(0.32)	-		(0.32)	10.61	0.73%	0.55%	3.00%	3.81%	60,355	70%
4/1/2018 - 3/31/2019	10.46	0.36	0.08	0.44	(0.37)	-		(0.37)	10.53	0.73%	0.55%	3.52%	4.30%	26,394	93%
4/1/2017 - 3/31/2018	10.52	0.31	(0.06)	0.25	(0.31)	-		(0.31)	10.46	0.72%	0.55%	2.92%	2.35%	4,339	91%
4/1/2016 - 3/31/2017	10.46	0.31	0.06	0.37	(0.31)	-		(0.31)	10.52	0.73%	0.62%	2.93%	3.54%	4,563	82%
See explanation of references on A-7

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income (Continued)
Advisor Class
4/1/2020 - 3/31/2021	$10.62	$0.26	$0.67	$0.93	($0.26)	($0.08)	($0.34)	$11.21	0.73%	0.55%		2.25%	8.70%	$801,154	102%
4/1/2019 - 3/31/2020	10.54	0.33	0.08	0.41	(0.33)	-	(0.33)	10.62	0.84%	0.55%		3.00%	3.81%	679,287	70%
4/1/2018 - 3/31/2019	10.48	0.36	0.07	0.43	(0.37)	-	(0.37)	10.54	0.88%	0.55%		3.52%	4.19%	393,645	93%
4/1/2017 - 3/31/2018	10.53	0.31	(0.05)	0.26	(0.31)	-	(0.31)	10.48	0.87%	0.55%		2.92%	2.45%	388,730	91%
4/1/2016 - 3/31/2017	10.47	0.31	0.05	0.36	(0.30)	-	(0.30)	10.53	0.88%	0.66%		2.90%	3.50%	337,844	82%
Pacific Funds ESG Core Bond
Class I
12/14/2020 - 3/31/2021	$10.00	$0.03	($0.30)	($0.27)	($0.03)	$-	($0.03)	$9.70	0.97%	0.48%		0.88%	(2.73%)	$12,156	26%
Advisor Class
12/14/2020 - 3/31/2021	$10.00	$0.03	($0.30)	($0.27)	($0.03)	$-	($0.03)	$9.70	0.97%	0.48%		0.88%	(2.73%)	$12,156	26%
Pacific Funds Strategic Income
Class A
4/1/2020 - 3/31/2021	$9.72	$0.40	$1.79	$2.19	($0.39)	$-	($0.39)	$11.52	1.08%	0.95%		3.57%	22.82%	$104,659	86%
4/1/2019 - 3/31/2020	10.60	0.43	(0.88)	(0.45)	(0.43)	-	(0.43)	9.72	1.19%	0.95%		3.94%	(4.58%)	71,510	98%
4/1/2018 - 3/31/2019	10.71	0.47	(0.11)	0.36	(0.47)	-	(0.47)	10.60	1.23%	0.95%		4.43%	3.43%	61,503	99%
4/1/2017 - 3/31/2018	10.68	0.40	0.02	0.42	(0.39)	-	(0.39)	10.71	1.23%	0.95%		3.70%	3.95%	71,948	94%
4/1/2016 - 3/31/2017	10.09	0.39	0.59	0.98	(0.39)	-	(0.39)	10.68	1.25%	1.02%		3.71%	9.82%	66,765	116%
Class C
4/1/2020 - 3/31/2021	$9.69	$0.32	$1.80	$2.12	($0.32)	$-	($0.32)	$11.49	1.83%	1.65%		2.87%	22.04%	$72,157	86%
4/1/2019 - 3/31/2020	10.58	0.35	(0.89)	(0.54)	(0.35)	-	(0.35)	9.69	1.94%	1.65%		3.24%	(5.35%)	63,134	98%
4/1/2018 - 3/31/2019	10.69	0.39	(0.11)	0.28	(0.39)	-	(0.39)	10.58	1.98%	1.65%		3.73%	2.73%	58,634	99%
4/1/2017 - 3/31/2018	10.66	0.32	0.02	0.34	(0.31)	-	(0.31)	10.69	1.98%	1.65%		3.00%	3.25%	57,389	94%
4/1/2016 - 3/31/2017	10.07	0.31	0.59	0.90	(0.31)	-	(0.31)	10.66	2.00%	1.76%		2.97%	9.03%	50,016	116%
Class I
4/1/2020 - 3/31/2021	$9.66	$0.42	$1.80	$2.22	($0.43)	$-	($0.43)	$11.45	0.84%	0.65%		3.87%	23.23%	$13,842	86%
4/1/2019 - 3/31/2020	10.54	0.46	(0.88)	(0.42)	(0.46)	-	(0.46)	9.66	0.83%	0.65%		4.24%	(4.32%)	16,622	98%
4/1/2018 - 3/31/2019	10.65	0.50	(0.11)	0.39	(0.50)	-	(0.50)	10.54	0.83%	0.65%		4.73%	3.77%	5,750	99%
4/1/2017 - 3/31/2018	10.62	0.43	0.02	0.45	(0.42)	-	(0.42)	10.65	0.83%	0.65%		4.00%	4.28%	3,882	94%
4/1/2016 - 3/31/2017	10.03	0.42	0.59	1.01	(0.42)	-	(0.42)	10.62	0.85%	0.71%		4.01%	10.20%	2,446	116%
Advisor Class
4/1/2020 - 3/31/2021	$9.72	$0.43	$1.79	$2.22	($0.42)	$-	($0.42)	$11.52	0.83%	0.70%		3.82%	23.12%	$832,054	86%
4/1/2019 - 3/31/2020	10.60	0.45	(0.87)	(0.42)	(0.46)	-	(0.46)	9.72	0.94%	0.70%		4.19%	(4.34%)	491,221	98%
4/1/2018 - 3/31/2019	10.71	0.49	(0.11)	0.38	(0.49)	-	(0.49)	10.60	0.98%	0.70%		4.68%	3.70%	456,428	99%
4/1/2017 - 3/31/2018	10.68	0.43	0.02	0.45	(0.42)	-	(0.42)	10.71	0.98%	0.70%		3.95%	4.21%	405,200	94%
4/1/2016 - 3/31/2017	10.09	0.42	0.58	1.00	(0.41)	-	(0.41)	10.68	1.00%	0.77%		3.96%	10.09%	217,482	116%
Pacific Funds Floating Rate Income
Class A
4/1/2020 - 3/31/2021	$8.80	$0.34	$0.92	$1.26	($0.34)	$-	($0.34)	$9.72	1.17%	1.02	%(7)	3.63%	14.52%	$170,353	116%
4/1/2019 - 3/31/2020	9.88	0.46	(1.08)	(0.62)	(0.46)	-	(0.46)	8.80	1.27%	1.02%		4.64%	(6.69%)	162,511	116%
4/1/2018 - 3/31/2019	10.12	0.49	(0.24)	0.25	(0.49)	-	(0.49)	9.88	1.29%	1.01%		4.92%	2.57%	202,929	122%
4/1/2017 - 3/31/2018	10.15	0.42	(0.04)	0.38	(0.41)	-	(0.41)	10.12	1.28%	1.01%		4.11%	3.85%	209,034	158%
4/1/2016 - 3/31/2017	9.76	0.42	0.38	0.80	(0.41)	-	(0.41)	10.15	1.30%	1.09%		4.21%	8.32%	207,238	168%
Class C
4/1/2020 - 3/31/2021	$8.79	$0.28	$0.92	$1.20	($0.28)	$-	($0.28)	$9.71	1.92%	1.72	%(7)	2.93%	13.74%	$87,940	116%
4/1/2019 - 3/31/2020	9.86	0.39	(1.08)	(0.69)	(0.38)	-	(0.38)	8.79	2.03%	1.72%		3.94%	(7.31%)	102,846	116%
4/1/2018 - 3/31/2019	10.10	0.42	(0.24)	0.18	(0.42)	-	(0.42)	9.86	2.04%	1.71%		4.22%	1.86%	197,081	122%
4/1/2017 - 3/31/2018	10.13	0.34	(0.03)	0.31	(0.34)	-	(0.34)	10.10	2.03%	1.71%		3.41%	3.14%	191,239	158%
4/1/2016 - 3/31/2017	9.74	0.35	0.37	0.72	(0.33)	-	(0.33)	10.13	2.05%	1.83%		3.47%	7.54%	180,612	168%

See explanation of references on A-7

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income (Continued)
Class I
4/1/2020 - 3/31/2021	$8.81	$0.38		$0.91	$1.29	($0.37)	$-	($0.37)	$9.73	0.91%	0.72	%(7)	3.93%	14.87%	$1,019,062	116%
4/1/2019 - 3/31/2020	9.90	0.49		(1.09)	(0.60)	(0.49)	-	(0.49)	8.81	0.91%	0.72%		4.94%	(6.49%)	415,170	116%
4/1/2018 - 3/31/2019	10.14	0.52		(0.23)	0.29	(0.53)	-	(0.53)	9.90	0.90%	0.71%		5.22%	2.88%	497,335	122%
4/1/2017 - 3/31/2018	10.16	0.45		(0.03)	0.42	(0.44)	-	(0.44)	10.14	0.88%	0.71%		4.41%	4.25%	294,352	158%
4/1/2016 - 3/31/2017	9.77	0.45		0.38	0.83	(0.44)	-	(0.44)	10.16	0.89%	0.78%		4.52%	8.63%	249,811	168%
Advisor Class
4/1/2020 - 3/31/2021	$8.83	$0.37		$0.92	$1.29	($0.37)	$-	($0.37)	$9.75	0.91%	0.77	%(7)	3.88%	14.78%	$716,233	116%
4/1/2019 - 3/31/2020	9.92	0.48		(1.09)	(0.61)	(0.48)	-	(0.48)	8.83	1.03%	0.77%		4.89%	(6.52%)	506,347	116%
4/1/2018 - 3/31/2019	10.16	0.52		(0.24)	0.28	(0.52)	-	(0.52)	9.92	1.04%	0.76%		5.17%	2.83%	830,452	122%
4/1/2017 - 3/31/2018	10.18	0.44		(0.02)	0.42	(0.44)	-	(0.44)	10.16	1.03%	0.76%		4.36%	4.20%	715,700	158%
4/1/2016 - 3/31/2017	9.79	0.45		0.37	0.82	(0.43)	-	(0.43)	10.18	1.04%	0.83%		4.47%	8.56%	450,761	168%
Pacific Funds High Income
Class A
4/1/2020 - 3/31/2021	$8.75	$0.51		$1.59	$2.10	($0.51)	$-	($0.51)	$10.34	1.13%	0.95%		5.13%	24.45%	$7,496	66%
4/1/2019 - 3/31/2020	10.07	0.52		(1.33)	(0.81)	(0.51)	-	(0.51)	8.75	1.24%	0.95%		5.11%	(8.61%)	7,227	63%
4/1/2018 - 3/31/2019	10.23	0.55		(0.16)	0.39	(0.55)	-	(0.55)	10.07	1.31%	0.95%		5.48%	3.97%	5,174	64%
4/1/2017 - 3/31/2018	10.29	0.50		(0.03)	0.47	(0.53)	-	(0.53)	10.23	1.46%	0.95%		4.82%	4.66%	5,463	72%
4/1/2016 - 3/31/2017	9.44	0.48		0.92	1.40	(0.55)	-	(0.55)	10.29	1.32%	1.03%		4.81%	15.16%	5,626	61%
Class C
4/1/2020 - 3/31/2021	$8.74	$0.44		$1.59	$2.03	($0.44)	$-	($0.44)	$10.33	1.88%	1.65%		4.43%	23.61%	$1,937	66%
4/1/2019 - 3/31/2020	10.06	0.45		(1.33)	(0.88)	(0.44)	-	(0.44)	8.74	2.00%	1.65%		4.41%	(9.28%)	2,007	63%
4/1/2018 - 3/31/2019	10.21	0.48		(0.15)	0.33	(0.48)	-	(0.48)	10.06	2.06%	1.65%		4.78%	3.35%	3,726	64%
4/1/2017 - 3/31/2018	10.28	0.43		(0.04)	0.39	(0.46)	-	(0.46)	10.21	2.21%	1.65%		4.12%	3.84%	4,418	72%
4/1/2016 - 3/31/2017	9.43	0.41		0.92	1.33	(0.48)	-	(0.48)	10.28	2.07%	1.76%		4.07%	14.36%	4,802	61%
Class I
4/1/2020 - 3/31/2021	$8.66	$0.53		$1.59	$2.12	($0.54)	$-	($0.54)	$10.24	0.88%	0.70%		5.38%	24.76%	$62	66%
4/1/2019 - 3/31/2020	9.98	0.54		(1.33)	(0.79)	(0.53)	-	(0.53)	8.66	0.88%	0.70%		5.36%	(8.36%)	54	63%
4/1/2018 - 3/31/2019	10.14	0.57		(0.16)	0.41	(0.57)	-	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	175	64%
4/1/2017 - 3/31/2018	10.21	0.52		(0.02)	0.50	(0.57)	-	(0.57)	10.14	1.07%	0.70%		5.07%	4.95%	211	72%
4/1/2016 - 3/31/2017	9.37	0.51		0.91	1.42	(0.58)	-	(0.58)	10.21	0.90%	0.73%		5.10%	15.52%	5,204	61%
Advisor Class
4/1/2020 - 3/31/2021	$8.76	$0.54		$1.60	$2.14	($0.54)	$-	($0.54)	$10.36	0.88%	0.70%		5.38%	24.86%	$3,937	66%
4/1/2019 - 3/31/2020	10.08	0.54		(1.33)	(0.79)	(0.53)	-	(0.53)	8.76	1.00%	0.70%		5.36%	(8.38%)	3,329	63%
4/1/2018 - 3/31/2019	10.24	0.58		(0.17)	0.41	(0.57)	-	(0.57)	10.08	1.06%	0.70%		5.73%	4.23%	3,669	64%
4/1/2017 - 3/31/2018	10.30	0.53		(0.03)	0.50	(0.56)	-	(0.56)	10.24	1.21%	0.70%		5.07%	4.91%	2,503	72%
4/1/2016 - 3/31/2017	9.44	0.51		0.93	1.44	(0.58)	-	(0.58)	10.30	1.06%	0.77%		5.07%	15.58%	2,304	61%
Pacific Funds Small/Mid-Cap
Class A
4/1/2020 - 3/31/2021	$9.52	($0.04)		$7.99	$7.95	$-	$-	$-	$17.47	1.24%	1.20%		(0.33%)	83.51%	$22,988	64%
4/1/2019 - 3/31/2020	13.02	(0.00	)(6)	(3.47)	(3.47)	(0.03)	-	(0.03)	9.52	1.37%	1.23%		(0.03%)	(26.71%)	14,379	36%
4/1/2018 - 3/31/2019	13.23	(0.02)		0.16	0.14	-	(0.35)	(0.35)	13.02	1.48%	1.30%		(0.11%)	1.19%	21,872	33%
4/1/2017 - 3/31/2018	11.93	(0.04)		1.35	1.31	-	(0.01)	(0.01)	13.23	1.51%	1.30%		(0.28%)	11.02%	21,131	23%
4/1/2016 - 3/31/2017	9.93	(0.02)		2.05	2.03	-	(0.03)	(0.03)	11.93	1.71%	1.30%		(0.19%)	20.44%	18,360	45%
Class C
4/1/2020 - 3/31/2021	$9.24	($0.14)		$7.73	$7.59	$-	$-	$-	$16.83	1.99%	1.95%		(1.08%)	82.14%	$10,990	64%
4/1/2019 - 3/31/2020	12.70	(0.10)		(3.36)	(3.46)	-	-	-	9.24	2.13%	1.98%		(0.78%)	(27.24%)	9,277	36%
4/1/2018 - 3/31/2019	13.01	(0.11)		0.15	0.04	-	(0.35)	(0.35)	12.70	2.23%	2.05%		(0.87%)	0.43%	16,875	33%
4/1/2017 - 3/31/2018	11.81	(0.13)		1.34	1.21	-	(0.01)	(0.01)	13.01	2.26%	2.05%		(1.03%)	10.28%	15,458	23%
4/1/2016 - 3/31/2017	9.91	(0.10)		2.03	1.93	-	(0.03)	(0.03)	11.81	2.46%	2.05%		(0.94%)	19.47%	7,383	45%

See explanation of references on A-7

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small/Mid-Cap (Continued)
Advisor Class
4/1/2020 - 3/31/2021	$9.58	($0.01)		$8.05	$8.04	($0.05)		$-	($0.05)	$17.57	1.00%	0.95%	(0.08%)	84.04%	$312,981	64%
4/1/2019 - 3/31/2020	13.11	0.03		(3.50)	(3.47)	(0.06)		-	(0.06)	9.58	1.12%	0.98%	0.22%	(26.61%)	214,344	36%
4/1/2018 - 3/31/2019	13.28	0.02		0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.11	1.23%	1.05%	0.13%	1.50%	328,171	33%
4/1/2017 - 3/31/2018	11.94	0.00	(6)	1.35	1.35	-		(0.01)	(0.01)	13.28	1.26%	1.05%	(0.03%)	11.34%	176,897	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.46%	1.05%	0.06%	20.73%	70,260	45%
Class R6
4/1/2020 - 3/31/2021	$9.59	$0.00	(6)	$8.08	$8.08	($0.06)		$-	($0.06)	$17.61	0.99%	0.86%	0.01%	84.32%	$1,558	64%
4/1/2019 - 3/31/2020	13.12	0.04		(3.50)	(3.46)	(0.07)		-	(0.07)	9.59	1.01%	0.93%	0.27%	(26.57%)	4,802	36%
4/1/2018 - 3/31/2019	13.29	0.02		0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.12	1.08%	1.00%	0.19%	1.52%	6,422	33%
4/1/2017 - 3/31/2018	11.94	0.00	(6)	1.36	1.36	-		(0.01)	(0.01)	13.29	1.11%	1.00%	0.02%	11.43%	9,977	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.31%	1.00%	0.11%	20.78%	8,531	45%
Pacific Funds Small-Cap
Class A
4/1/2020 - 3/31/2021	$8.56	($0.05)		$7.51	$7.46	$-		$-	$-	$16.02	1.88%	1.20%	(0.40%)	87.15%	$2,659	75%
4/1/2019 - 3/31/2020	12.12	(0.03)		(3.51)	(3.54)	(0.02)		-	(0.02)	8.56	1.73%	1.23%	(0.21%)	(29.27%)	3,343	42%
4/1/2018 - 3/31/2019	12.86	(0.03)		(0.06)	(0.09)	-		(0.65)	(0.65)	12.12	1.72%	1.30%	(0.21%)	(0.53%)	4,986	56%
4/1/2017 - 3/31/2018	11.77	(0.02)		1.33	1.31	(0.01)		(0.21)	(0.22)	12.86	1.89%	1.30%	(0.16%)	11.17%	2,367	62%
4/1/2016 - 3/31/2017	9.68	(0.00	)(6)	2.19	2.19	(0.10)		-	(0.10)	11.77	3.44%	1.30%	(0.04%)	22.70%	1,759	62%
Class C
4/1/2020 - 3/31/2021	$8.38	($0.13)		$7.31	$7.18	$-		$-	$-	$15.56	2.65%	1.95%	(1.15%)	85.68%	$789	75%
4/1/2019 - 3/31/2020	11.94	(0.11)		(3.45)	(3.56)	-		-	-	8.38	2.48%	1.98%	(0.96%)	(29.82%)	538	42%
4/1/2018 - 3/31/2019	12.76	(0.12)		(0.05)	(0.17)	-		(0.65)	(0.65)	11.94	2.47%	2.05%	(0.96%)	(1.17%)	902	56%
4/1/2017 - 3/31/2018	11.76	(0.11)		1.32	1.21	-		(0.21)	(0.21)	12.76	2.64%	2.05%	(0.91%)	10.32%	797	62%
4/1/2016 - 3/31/2017	9.66	(0.09)		2.19	2.10	-		-	-	11.76	4.19%	2.05%	(0.79%)	21.74%	641	62%
Advisor Class
4/1/2020 - 3/31/2021	$8.71	($0.02)		$7.64	$7.62	($0.01)		$-	($0.01)	$16.32	1.65%	0.95%	(0.15%)	87.51%	$11,402	75%
4/1/2019 - 3/31/2020	12.32	0.00	(6)	(3.57)	(3.57)	(0.04)		-	(0.04)	8.71	1.48%	0.98%	0.04%	(29.07%)	7,897	42%
4/1/2018 - 3/31/2019	13.04	0.01		(0.07)	(0.06)	(0.01)		(0.65)	(0.66)	12.32	1.47%	1.05%	0.04%	(0.26%)	13,220	56%
4/1/2017 - 3/31/2018	11.90	0.01		1.35	1.36	(0.01)		(0.21)	(0.22)	13.04	1.64%	1.05%	0.09%	11.45%	14,767	62%
4/1/2016 - 3/31/2017	9.68	0.02		2.21	2.23	(0.01)		-	(0.01)	11.90	3.19%	1.05%	0.21%	23.03%	8,265	62%
Class R6
4/1/2020 - 3/31/2021	$7.97	($0.01)		$7.02	$7.01	$-		$-	$-	$14.98	1.64%	0.86%	(0.06%)	87.72%	$1,752	75%
4/1/2019 - 3/31/2020	11.29	0.01		(3.28)	(3.27)	(0.05)		-	(0.05)	7.97	1.37%	0.93%	0.09%	(29.05%)	731	42%
4/1/2018 - 3/31/2019	12.00	0.01		(0.06)	(0.05)	(0.01)		(0.65)	(0.66)	11.29	1.32%	1.00%	0.09%	(0.18%)	658	56%
4/1/2017 - 3/31/2018	10.95	0.02		1.24	1.26	-		(0.21)	(0.21)	12.00	1.49%	1.00%	0.14%	11.54%	457	62%
4/1/2016 - 3/31/2017	9.67	0.03		2.17	2.20	(0.92)		-	(0.92)	10.95	3.04%	1.00%	0.26%	23.03%	140	62%
Pacific Funds Small-Cap Value
Class A
4/1/2020 - 3/31/2021	$6.15	$0.02		$5.41	$5.43	($0.05)		$-	($0.05)	$11.53	1.85%	1.20%	0.23%	88.38%	$2,206	87%
4/1/2019 - 3/31/2020	9.10	0.04		(2.92)	(2.88)	(0.07)		-	(0.07)	6.15	1.72%	1.22%	0.41%	(31.93%)	1,023	45%
4/1/2018 - 3/31/2019	11.17	0.03		(0.49)	(0.46)	(0.03)		(1.58)	(1.61)	9.10	1.67%	1.30%	0.30%	(3.68%)	1,298	51%
4/1/2017 - 3/31/2018	11.52	0.02		0.62	0.64	(0.03)		(0.96)	(0.99)	11.17	1.65%	1.30%	0.14%	5.41%	1,105	47%
4/1/2016 - 3/31/2017	9.47	0.03		2.13	2.16	(0.06)		(0.05)	(0.11)	11.52	1.90%	1.30%	0.23%	22.65%	743	76%
Class C
4/1/2020 - 3/31/2021	$6.04	($0.04)		$5.30	$5.26	$-		$-	$-	$11.30	2.62%	1.95%	(0.52%)	87.09%	$801	87%
4/1/2019 - 3/31/2020	8.94	(0.03)		(2.87)	(2.90)	-		-	-	6.04	2.47%	1.97%	(0.35%)	(32.44%)	644	45%
4/1/2018 - 3/31/2019	11.06	(0.05)		(0.49)	(0.54)	-		(1.58)	(1.58)	8.94	2.42%	2.05%	(0.45%)	(4.47%)	1,287	51%
4/1/2017 - 3/31/2018	11.46	(0.07)		0.63	0.56	-		(0.96)	(0.96)	11.06	2.40%	2.05%	(0.61%)	4.72%	1,568	47%
4/1/2016 - 3/31/2017	9.46	(0.06)		2.12	2.06	(0.01)		(0.05)	(0.06)	11.46	2.65%	2.05%	(0.52%)	21.81%	1,105	76%

See explanation of references on A-7

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap Value (Continued)
Advisor Class
4/1/2020 - 3/31/2021	$6.19	$0.04	$5.47	$5.51	($0.07)	$-	($0.07)	$11.63	1.61%	0.95%	0.48%	89.25%	$13,750	87%
4/1/2019 - 3/31/2020	9.16	0.06	(2.94)	(2.88)	(0.09)	-	(0.09)	6.19	1.47%	0.97%	0.66%	(31.79%)	10,018	45%
4/1/2018 - 3/31/2019	11.24	0.06	(0.51)	(0.45)	(0.05)	(1.58)	(1.63)	9.16	1.42%	1.05%	0.55%	(3.51%)	11,664	51%
4/1/2017 - 3/31/2018	11.59	0.05	0.63	0.68	(0.07)	(0.96)	(1.03)	11.24	1.40%	1.05%	0.39%	5.70%	15,511	47%
4/1/2016 - 3/31/2017	9.48	0.05	2.15	2.20	(0.04)	(0.05)	(0.09)	11.59	1.65%	1.05%	0.48%	23.02%	20,617	76%
Class R6
4/1/2020 - 3/31/2021	$6.17	$0.05	$5.42	$5.47	($0.09)	$-	($0.09)	$11.55	1.61%	0.86%	0.57%	88.95%	$1,160	87%
4/1/2019 - 3/31/2020	9.12	0.07	(2.92)	(2.85)	(0.10)	-	(0.10)	6.17	1.36%	0.92%	0.70%	(31.67%)	2,314	45%
4/1/2018 - 3/31/2019	11.21	0.07	(0.52)	(0.45)	(0.06)	(1.58)	(1.64)	9.12	1.27%	1.00%	0.60%	(3.52%)	3,134	51%
4/1/2017 - 3/31/2018	11.55	0.05	0.64	0.69	(0.07)	(0.96)	(1.03)	11.21	1.25%	1.00%	0.44%	5.78%	9,657	47%
4/1/2016 - 3/31/2017	9.47	0.06	2.13	2.19	(0.06)	(0.05)	(0.11)	11.55	1.50%	1.00%	0.53%	23.02%	9,655	76%

(1)  For share classes that commenced operations after April 1, 2016, the first date reported represents the commencement date of operations for that share class.

(2)  Net investment income (loss) per share has been calculated using the average shares method.

(3)  The ratios are annualized for periods of less than one full year.

(4)  The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds do not include fees and expenses of the underlying funds in which the Portfolio Optimization Funds invest.

(5)  The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(6)  Reflects an amount rounding to less than $0.01 per share.

(7)  The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2021 are as follows:

Fund	Class A	Class C	Class I	Advisor Class
Pacific Funds Floating Rate Income	0.98%	1.68%	0.68%	0.73%

(8)  Includes $0.09 per share return of capital distribution.

WHERE TO GO FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Appendix to the Prospectus

The appendix to this Prospectus, titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries, is a separate document that is incorporated by reference into this Prospectus and contains information on sales charge reductions and waivers available through specific financial intermediaries that differ from the sales charge waivers and reductions disclosed in this Prospectus and the related Statement of Additional Information.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual report lists the holdings of each Fund, describes Fund performance, includes audited financial statements and discusses how investment strategies and Fund performance have responded to recent market conditions and economic trends during the last fiscal year. The Trust’s semi-annual report lists the holdings of each Fund and includes unaudited financial statements. The Trust’s annual and semi-annual reports may be obtained as noted below.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

Information Statements

When there is a change of sub-adviser, an information statement about the new sub-adviser will be sent to shareholders and posted to the Trust’s website (www.PacificFunds.com/resources/prospectuses-reports) within 90 days of the effective date of the new sub-advisory agreement.

How to Obtain Documents

The prospectuses, the SAI, information statements and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.PacificFunds.com/resources/prospectuses-reports). You may also call the telephone number(s) or write to the address provided below in “How to Contact the Trust” for a free copy of these documents.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificFunds.com/resources/portfolio-holdings. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, you can contact the Trust by:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (Monday through Friday)

How to Contact the U.S. Securities and Exchange Commission

You may also access reports and other information about a Fund on the EDGAR Database on the Commission’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

APPENDIX

Appendix to the Prospectus dated August 1, 2021, for
Pacific Funds Class A, Class C, Class I, Class R6 and Advisor Class shares

VARIATIONS IN SALES CHARGE WAIVERS AND DISCOUNTS

AVAILABLE THROUGH SPECIFIC FINANCIAL INTERMEDIARIES

The information in this Appendix is a part of, and incorporated into, the Prospectus for the Funds, and must be delivered with the Prospectus.

The Funds offer several ways to waive or reduce the front-end sales charge on Class A shares, which are set forth in the Prospectus. The Prospectus also describes the circumstances under which the Funds will waive or reduce the contingent deferred sales charge (“CDSC”) imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge waivers and reductions discussed in the Prospectus will depend upon whether you purchase your shares directly from a Fund or through a financial intermediary. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Financial intermediaries/firms may have different policies and procedures than the Trust regarding the availability of front-end sales load waivers, CDSC waivers, account investment minimums (initial and subsequent) and minimum account balances, all of which are discussed below. The following information has been provided directly by the financial intermediaries, which each firm has represented is current as of the date of this Prospectus. These waivers or discounts or minimums, which may vary from those disclosed elsewhere in the Prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, PLFA nor the Distributor supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please contact your financial intermediary for more information about the sales charge waivers or reductions available to you.

Intermediary-Defined Sales Charge Waiver Policies at Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Pacific Funds Prospectus or the Statement of Additional Information.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT BAIRD
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

Shares purchased using the proceeds of redemptions within Pacific Funds Series Trust, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Right of Reinstatement)

A shareholder in a Fund’s Class C Shares will have their share converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT BAIRD
Due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a Right of Reinstatement
FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT BAIRD: BREAKPOINTS, RIGHTS OF ACCUMULATION, LETTER OF INTENT
Breakpoints as described in this Prospectus

Rights of Accumulations (“ROA”), which entitles shareholders to breakpoint discounts as described in the Fund’s Prospectus, will be automatically calculated based on the aggregated holding of Pacific Funds Series Trust assets held by accounts within the purchaser’s household at Baird. Eligible Pacific Funds Series Trust assets not held at Baird may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within Pacific Funds Series Trust, through Baird, over a 13-month period of time

Policies Regarding Transactions Through Edward Jones

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Pacific Funds shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Pacific Funds Prospectus or Statement of Additional Information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward

A-1

Jones at the time of purchase of any relationship, holdings of Pacific Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

BREAKPOINTS
● Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
RIGHTS OF ACCUMULATION (“ROA”)

● The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Pacific Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

● The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

● ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
LETTER OF INTENT (“LOI”)

● Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

● If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

SALES CHARGE WAIVERS
Sales charges are waived for the following shareholders and in the following situations:

● Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

● Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

● Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
CDSC WAIVERS

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

● The death or disability of the shareholder
● Systematic withdrawals with up to 10% per year of the account value
● Return of excess contributions from an Individual Retirement Account (IRA)

● Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
● Shares exchanged in an Edward Jones fee-based program

A-2

● Shares acquired through NAV reinstatement
● Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
OTHER IMPORTANT INFORMATION REGARDING TRANSACTIONS THROUGH EDWARD JONES
1.1 Minimum Purchase Amounts
● Initial purchase minimum: $250
● Subsequent purchase minimum: none
1.2 Minimum Balances
● Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o A fee-based account held on an Edward Jones platform
o A 529 account held on an Edward Jones platform
o An account with an active systematic investment plan or LOI
1.3 Exchanging Share Classes
● At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Sales Charge Waivers and Reductions Available through Merrill Lynch (“Merrill”)

Shareholders purchasing Fund shares through a Merrill platform or account will be eligible only for the following waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from and may be more limited than those disclosed elsewhere in the Pacific Funds Prospectus or Statement of Additional Information. Additional details regarding these waivers and discounts are available from Merrill.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill affiliated investment advisory program to a Merrill brokerage (non-advisory) account pursuant to Merrill’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill’s platform
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Pacific Funds Series Trust)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

Eligible shares purchased from the proceeds of redemptions within the Pacific Funds Series Trust, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for reinstatement

CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT MERRILL
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill fees but only if the transaction is initiated by Merrill
Shares acquired through a Right of Reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Shares received through an exchange due to the holdings moving from a Merrill affiliated investment advisory program to a Merrill brokerage (non-advisory) account pursuant to Merrill’s policies relating to sales load discounts and waivers

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT
Breakpoints as described in this Prospectus
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus, will be automatically

A-3

calculated based on the aggregated holding of Pacific Funds Series Trust assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill. Eligible Pacific Funds Series Trust assets not held at Merrill may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within Pacific Funds Series Trust, through Merrill, over a 13-month period of time.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Pacific Funds Prospectus or Statement of Additional Information. Additional details regarding these waivers are available from Morgan Stanley Wealth Management.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Sales Charge Waivers and Reductions Available through Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Pacific Funds Prospectus or Statement of Additional Information.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
FRONT-END LOAD DISCOUNTS AVAILABLE AT OPCO: BREAKPOINTS, RIGHTS OF ACCUMULATION and/or LETTERS OF INTENT
Breakpoints as described in this Prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

A-4

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Pacific Funds Prospectus or Statement of Additional Information.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT RAYMOND JAMES
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT RAYMOND JAMES
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, RIGHTS OF ACCUMULATION, AND/OR LETTERS OF INTENT
Breakpoints as described in this Prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-5

Rev. 7/2020

For Pacific Life’s Privacy Promise including any state specific notices, please visit:
www.pacificlife.com/home/privacy-and-other-policies/our-privacy-promise.html

FACTS	WHAT DOES PACIFIC FUNDSSM DO WITH YOUR PERSONAL INFORMATION

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	● Social Security number	● Transaction history
	● Payment history	● Account transactions
	● Account balances	● Retirement assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Pacific Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pacific Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call the Pacific Life Privacy Office at 877-722-7848

Who we are
Who is providing this notice?

Pacific Funds and its principal distributor, Pacific Select Distributors, LLC (PSD) provide this notice. PSD (member FINRA & SIPC) is owned by Pacific Life Insurance Company. Pacific Funds refers to Pacific Funds Series Trust.

What we do
How does Pacific Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is available only to those people who need to know it in order to help service our relationships with you.

How does Pacific Funds collect my personal information?

We collect your personal information, for example, when you

●   Open an account or provide account information

●   Show us your government - issued ID or give us your contact information

●   Show us your driver’s license

We also collect your personal information from affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Pacific Funds does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Pacific Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● Pacific Funds does not jointly market.
Other important information

Generally, you have the right to review the personal information we have about you. You must request this in writing. We are not required to provide you with information we have collected in connection with a claim or lawsuit. If you believe that any of the information we have made is in error, you should write us and request a correction. Where justified, corrections will be made. Please direct inquiries about accessing or correcting your information to the address below:

Pacific Life Privacy Office

700 Newport Center Drive

Newport Beach, CA 92660

Pacific Funds
Mailing address:
P.O. Box 9768
Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Visit us at our Website: www.PacificFunds.com 3050-21A

Prospectus dated August 1, 2021

Class P Shares

U.S. Fixed Income Funds:	Pacific FundsSM Core Income	PF Inflation Managed Fund
	Pacific FundsSM Floating Rate Income	PF Managed Bond Fund
	Pacific FundsSM High Income	PF Short Duration Bond Fund

International Fixed Income Fund:	PF Emerging Markets Debt Fund

U.S. Equity Funds:	Pacific FundsSM Small/Mid-Cap	PF Large-Cap Value Fund
	Pacific FundsSM Small-Cap	PF Small-Cap Growth Fund
	Pacific FundsSM Small-Cap Value	PF Small-Cap Value Fund
PF Growth Fund

International Equity Funds:	PF Emerging Markets Fund	PF International Small-Cap Fund
	PF International Large-Cap Fund	PF International Value Fund

U.S. and International Equity Fund:	PF Multi-Asset Fund

Sector Fund:	PF Real Estate Fund

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

Table of Contents

Fund Summaries

U.S. Fixed Income Funds:

Pacific Funds Core Income	4
Pacific Funds Floating Rate Income	7
Pacific Funds High Income	10
PF Inflation Managed Fund	13
PF Managed Bond Fund	17
PF Short Duration Bond Fund	22
International Fixed Income Fund:

PF Emerging Markets Debt Fund	25
U.S. Equity Funds:

Pacific Funds Small/Mid-Cap	29
Pacific Funds Small-Cap	32
Pacific Funds Small-Cap Value	34
PF Growth Fund	37
PF Large-Cap Value Fund	39
PF Small-Cap Growth Fund	41
PF Small-Cap Value Fund	43
International Equity Funds:

PF Emerging Markets Fund	45
PF International Large-Cap Fund	48
PF International Small-Cap Fund	51
PF International Value Fund	54
U.S. and International Equity Fund:

PF Multi-Asset Fund	57
Sector Fund:

2

Fund Organization	100
About Management	101
Financial Highlights	109

Where To Go For More Information	back cover of this Prospectus

Trademarks and service marks (“Marks”) regarding Pacific Funds are owned and/or registered by Pacific Life Insurance Company or its affiliates. Third-party Marks belong to their respective owners.

3

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.50%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.73%
Less Expense Reimbursement[1]	(0.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.05% through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$56	$215	$388	$890

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 102% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays US Aggregate Bond Index was 6.40 years as of March 31, 2021.

Individual investment selection is based on the sub-adviser’s fundamental research process.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making

4

them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred

5

in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: (0.42%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 6.89%; Q1 2020: (2.53%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class P (incepted April 27, 2015) (before taxes)	8.77%	5.64%	4.28%
Class P (after taxes on distributions)	7.44%	4.30%	2.95%
Class P (after taxes on distributions and sale of Fund shares)	5.19%	3.75%	2.68%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	7.51%	4.44%	3.66%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2010 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2016
Ying, Qiu, CFA, Managing Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

6

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.26%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	0.94%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.19%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to waive 0.025% of its management fee on net assets above $1 billion through $2 billion and 0.050% on net assets above $2 billion through $3 billion through 7/31/2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.05% through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$77	$281	$502	$1,137

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 116% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the sub-adviser’s fundamental research process and an assessment of the investment’s relative value. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

7

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that

8

do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 2.89%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 6.84%; Q1 2020: (10.38%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class P (incepted December 31, 2012) (before taxes)	1.49%	4.60%	3.77%
Class P (after taxes on distributions)	(0.20%)	2.64%	1.84%
Class P (after taxes on distributions and sale of Fund shares)	0.84%	2.66%	2.01%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	2.78%	5.19%	4.20%

(0.20(

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

9

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.60%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.88%
Less Expense Reimbursement[1]	(0.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.70%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$72	$263	$470	$1,068

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 66% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars.

Individual investment selection is generally based on the sub-adviser’s fundamental research process.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

10

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

11

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 3.74%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 9.87%; Q1 2020: (14.26%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class P (incepted January 14, 2015) (before taxes)	5.88%	7.89%	5.65%
Class P (after taxes on distributions)	3.53%	5.40%	3.26%
Class P (after taxes on distributions and sale of Fund shares)	3.37%	4.96%	3.22%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	7.05%	8.57%	6.35%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
C. Robert Boyd, Senior Managing Director and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

12

PF Inflation Managed Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.45%
Interest Expense	0.06%
All Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.85%
Less Expense Reimbursement[1]	(0.24%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.61%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$62	$238	$439	$1,018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 199% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or other derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest in debt securities issued by the U.S. government or its agencies and foreign governments in developed countries or their agencies; debt securities issued by U.S. and foreign companies in developed countries; mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; and derivative instruments including forward commitments (forwards) relating to the previously mentioned securities. The Fund may invest up to 30% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies; however, the Fund will maintain no foreign currency exposure from these foreign currency denominated securities and currencies by hedging back any foreign currency denominated investments into U.S. dollars through the use of foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limit in U.S. dollar-denominated securities of developed market foreign issuers.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) A decline in real and nominal interest rates may benefit Fund performance, as could an increase in the actual rate of inflation. Conversely, rising real and nominal interest rates, and a decline in actual inflation or expected inflation, may have a negative impact on Fund performance. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

● Decides what duration to maintain. Generally, the sub-adviser expects the Fund’s weighted average duration to be within approximately 3 years (plus or minus) of the Fund’s benchmark index duration, which was 7.52 years as of March 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

● Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Interest rate swaps

13

are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may use foreign currency derivatives such as foreign currency futures, options and forwards to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

The Fund is also expected to be invested substantially in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as sale-buybacks or dollar rolls).

In addition to the strategies described above, the Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Derivatives Risk: The Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Leverage Risk: The Fund may invest in forwards and futures contracts, options and swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

14

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 1.90%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 6.02%; Q2 2013: (8.21%)

15

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted December 31, 2002) (before taxes)	11.52%	5.16%	3.49%
Class P (after taxes on distributions)	10.75%	4.52%	2.24%
Class P (after taxes on distributions and sale of Fund shares)	6.82%	3.71%	2.28%
Bloomberg Barclays US TIPS Index (reflects no deductions for fees, expenses or taxes)	10.99%	5.08%	3.81%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Investment Management Company LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Stephen Rodosky, Managing Director and Portfolio Manager	Since 2019
Daniel He, Executive Vice President and Portfolio Manager	Since 2019

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

16

PF Managed Bond Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.66%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.12%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.54%

[1]

The investment adviser has agreed to waive 0.0075% of its management fee through 7/31/2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$55	$199	$356	$811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 492% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

This Fund is sub-advised by J.P. Morgan Investment Management Inc. (“JPMorgan”), Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company, LLC (“Western Asset”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets among JPMorgan, PIMCO and Western Asset and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below.

PIMCO and Western Asset may invest in derivatives based on debt securities and use futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift currency exposure from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

Sector allocations are determined based upon the assessment of investment opportunities and/or market conditions by the sub-advisers.

JPMorgan managed portion: The securities in which this portion of the Fund will invest will generally be investment grade intermediate-term and long-term debt securities that are comprised of corporate bonds issued by U.S. entities, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed and mortgage-related securities.

This portion of the Fund may invest up to 15% of its assets in U.S. dollar-denominated debt securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. This portion of the Fund may invest a substantial portion of its assets in mortgage-related debt securities in JPMorgan’s discretion. This portion of the Fund may focus its investments in one country, in one or more regions, or small groups of countries. Generally, this portion of the Fund maintains a dollar-weighted average maturity between three and ten years.

JPMorgan buys and sells securities and investments for this portion of the Fund based on its view of individual securities and market sectors. Taking a long-term approach, JPMorgan looks for individual fixed income investments that it believes will perform well over market cycles. JPMorgan is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security

17

or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt instruments in which this portion of the Fund invests include those issued by the U.S. government or its agencies; mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by foreign governments in developed countries or their agencies; debt securities issued by U.S. and foreign companies in developed countries; and convertible securities and inflation-indexed debt securities.

This portion of the Fund may invest up to 20% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies, although this portion of the Fund will normally limit its foreign currency exposure from these foreign currency denominated securities and currencies to 10% of its assets. To maintain this 10% limit, PIMCO will hedge back any foreign currency denominated investments exceeding this 10% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers.

Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

When selecting securities for its portion of the Fund, PIMCO:

● Decides what duration to maintain. This portion of the Fund usually maintains a weighted average duration within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 6.40 years as of March 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

● Chooses companies to invest in by carrying out a credit analysis of potential investments.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Western Asset managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds and notes; convertible securities; and mortgage-backed securities. This portion of the Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by Western Asset. This portion of the Fund may also invest up to 25% of its assets in foreign securities, including emerging markets securities. However, this portion of the Fund will not invest more than 20% of its assets in foreign currency denominated securities, including emerging markets. This portion of the Fund is limited to 20% of its assets in unhedged foreign currency exposure.

Generally, Western Asset expects the Fund’s weighted average duration to be within a range of 30% of the duration of the domestic bond market as a whole as measured by the Fund’s broad-based market index, which was 5.82 years as of March 31, 2021. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Western Asset uses futures contracts, forwards, swaps and options (i.e., derivatives). Western Asset may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, Western Asset employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Issue selection is primarily a bottom-up process to determine mispriced or undervalued securities. Research provides ongoing assessment of changing credit characteristics and securities with characteristics such as floating interest rates, hidden underlying assets or credit backing, and securities issued in mergers.

Western Asset may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

JPMorgan managed portion

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

18

PIMCO managed portion

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Derivatives Risk: The Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Leverage Risk: The Fund may invest in forwards and futures contracts, options and swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

Western Asset managed portion

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Derivatives Risk: The Fund’s use of forwards and futures contracts, options and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Leverage Risk: The Fund may invest in forwards and futures contracts, options and swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

Risks for all portions of the Fund

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover

19

amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance

20

(before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

JPMorgan became a co-sub-adviser to the Fund on October 23, 2020 and some investment policies changed at that time. Western Asset became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. PIMCO was the sole sub-adviser to the Fund before August 1, 2014.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: (1.24%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 5.53%; Q2 2013: (3.24%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	9.71%	5.71%	4.37%
Class P (after taxes on distributions)	7.36%	4.18%	2.90%
Class P (after taxes on distributions and sale of Fund shares)	5.88%	3.74%	2.75%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC and Western Asset Management Company, LLC. The primary persons responsible for day-to-day management of the Fund are:

J.P. Morgan Investment Management Inc.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Richard Figuly, Managing Director, Portfolio Manager	Since 2020
Steven Lear, CFA, Managing Director, Portfolio Manager	Since 2021
Justin Rucker, CFA, Executive Director, Portfolio Manager	Since 2020

Pacific Investment Management Company LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Scott A. Mather, Chief Investment Officer of U.S. Core Strategies, Managing Director and Portfolio Manager	Since 2014
Mark R. Kiesel, Chief Investment Officer of Global Credit, Managing Director and Portfolio Manager	Since 2014
Mohit Mittal, Managing Director and Portfolio Manager	Since 2019

Western Asset Management Company, LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Mark S. Lindbloom, Portfolio Manager	Since 2014
John L. Bellows, CFA, Portfolio Manager	Since 2018
Frederick R. Marki, CFA, Portfolio Manager	Since 2018
Julien A. Scholnick, CFA, Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

21

PF Short Duration Bond Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.66%
Less Expense Reimbursement[1]	(0.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$56	$200	$357	$812

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 98% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track the duration of the Bloomberg Barclays 1-3 Year US Government/Credit Bond Index (plus or minus a half-year), which was 1.94 years as of March 31, 2021, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations. Credit default swaps are used to protect the value of certain portfolio holdings or to manage the Fund’s overall exposure to changes in credit quality.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

22

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Derivatives Risk: The Fund’s use of forwards and futures contracts and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Leverage Risk: The Fund may invest in forwards and futures contracts and swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

23

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 0.40%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 4.40%; Q1 2020: (1.81%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted December 31, 2003) (before taxes)	4.34%	2.60%	1.77%
Class P (after taxes on distributions)	3.27%	1.83%	1.09%
Class P (after taxes on distributions and sale of Fund shares)	2.57%	1.66%	1.06%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	3.33%	2.21%	1.60%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael F. Reinartz, CFA, Vice President	Since 2015

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

24

PF Emerging Markets Debt Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.79%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.18%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.26%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.92%

[1]

The investment adviser has agreed to waive 0.02% of its management fee through 7/31/2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$94	$340	$615	$1,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 89% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer.

The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser:

● Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

● Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards, swaps and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions.

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of

25

countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates many factors ranging from global factors like interest rate expectations, currency movements among the world’s three leading economic regions, and market sentiment and liquidity, to extensive review of individual countries and issuers and comparisons between countries. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies or governments that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Borrowing Risk: The Fund’s use of reverse repurchase agreements is considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s net asset value and its returns. The Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Derivatives Risk: The Fund’s use of forwards and futures contracts and swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance

26

may be more volatile than the performance of more geographically diversified funds.

● Leverage Risk: The Fund may invest in forwards and futures contracts and swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk, including the credit risk of the counterparty. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. To further assist in performance comparison, the returns of an Emerging Markets Debt Composite Benchmark are presented, which is comprised of 50% J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified, 25% J.P. Morgan Emerging Local Markets Index Plus Index and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: (1.58%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 14.90%; Q1 2020: (20.75%)

27

Average Annual Total Returns[2] (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class P (incepted June 29, 2012) (before taxes)	2.88%	7.45%	3.63%
Class P (after taxes on distributions)	0.94%	4.70%	1.53%
Class P (after taxes on distributions and sale of Fund shares)	1.70%	4.52%	1.83%
J.P. Morgan EMBI Global Diversified (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	5.26%	7.08%	5.60%
Emerging Markets Debt Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	3.86%	6.19%	3.27%

2 The sub-adviser has provided the composition of the composite benchmark and may from time to time change such composition based upon changes to underlying holdings of the Fund.

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ashmore Investment Management Limited. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee	Since 2012 (Fund Inception)
Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee	Since 2012 (Fund Inception)
Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee	Since 2012 (Fund Inception)
Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012 (Fund Inception)

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

28

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.99%
Less Expense Reimbursement[1]	(0.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$97	$311	$543	$1,209

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 64% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index. As of March 31, 2021, the market capitalization range of the Russell 2500 Index was approximately $49.3 million to $31.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $7.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less

29

than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small/Mid-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund.

Class P shares of the Fund have not commenced operations. The bar chart shows the performance of the Fund’s Advisor Class shares, which was first offered on January 11, 2016. The performance figures shown below for the Advisor Class shares for periods prior to January 11, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Advisor Class shares of the Fund. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014, and the Since Inception returns in the table below are based on those dates.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1,2

1The bar chart and table show the performance of the Fund’s Advisor Class shares, which are not offered in this prospectus. Returns differ to the extent that Class P shares and Advisor Class shares have different expenses.

2Advisor Class return for the period 1/1/21 through 6/30/21: 19.39%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 27.05%; Q1 2020: (32.01%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Advisor Class (before taxes)	9.46%	9.91%	8.29%
Advisor Class (after taxes on distributions)	9.37%	9.70%	8.08%
Advisor Class (after taxes on distributions and sale of Fund shares)	5.66%	7.84%	6.55%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	19.99%	13.64%	10.70%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

30

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild & Co Asset Management US Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director and Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director and Portfolio Manager	Since 2014*
Michael Kehoe, Managing Director and Portfolio Manager	Since 2019
Eric Fraser, Director and Portfolio Manager	Since 2019
Bradley Hunnewell, CFA, Director and Portfolio Manager	Since 2019

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 63 in this Prospectus.

31

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.90%
Total Annual Fund Operating Expenses	1.65%
Less Expense Reimbursement[1]	(0.70%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$97	$452	$831	$1,896

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 75% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Index was approximately $49.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus

32

may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund.

Class P shares of the Fund have not commenced operations. The bar chart shows the performance of the Fund’s Advisor Class shares, which was first offered on January 11, 2016. The performance figures shown below for the Advisor Class shares for periods prior to January 11, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Advisor Class shares of the Fund. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014, and the Since Inception returns in the table below are based on those dates.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1,2

1The bar chart and table show the performance of the Fund’s Advisor Class shares, which are not offered in this prospectus. Returns differ to the extent that Class P shares and Advisor Class shares have different expenses.

2Advisor Class return for the period 1/1/21 through 6/30/21: 19.87%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 27.35%; Q1 2020: (32.90%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Advisor Class (before taxes)	9.79%	9.43%	7.52%
Advisor Class (after taxes on distributions)	9.77%	9.04%	7.17%
Advisor Class (after taxes on distributions and sale of Fund shares)	5.81%	7.42%	5.91%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	19.96%	13.26%	10.10%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild & Co Asset Management US Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director and Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director and Portfolio Manager	Since 2014*
Michael Kehoe, Managing Director and Portfolio Manager	Since 2019
Eric Fraser, Director and Portfolio Manager	Since 2019
Bradley Hunnewell, CFA, Director and Portfolio Manager	Since 2019

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 63 in this Prospectus.

33

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.86%
Total Annual Fund Operating Expenses	1.61%
Less Expense Reimbursement[1]	(0.66%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$97	$443	$814	$1,855

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 87% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $58.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $3.6 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or

34

illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Value Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund.

Class P shares of the Fund have not commenced operations. The bar chart shows the performance of the Fund’s Advisor Class shares, which was first offered on January 11, 2016. The performance figures shown below for the Advisor Class shares for periods prior to January 11, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Advisor Class shares of the Fund. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014, and the Since Inception returns in the table below are based on those dates.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333.

Calendar Year Total Returns (%)1,2

1The bar chart and table show the performance of the Fund’s Advisor Class shares, which are not offered in this prospectus. Returns differ to the extent that Class P shares and Advisor Class shares have different expenses.

2Advisor Class return for the period 1/1/21 through 6/30/21: 26.55%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 29.32%; Q1 2020: (37.98%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Advisor Class (before taxes)	(2.30%)	6.29%	4.58%
Advisor Class (after taxes on distributions)	(2.47%)	4.69%	3.13%
Advisor Class (after taxes on distributions and sale of Fund shares)	(1.25%)	4.58%	3.24%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	4.63%	9.65%	6.59%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

35

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild & Co Asset Management US Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director and Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director and Portfolio Manager	Since 2014*
Michael Kehoe, Managing Director and Portfolio Manager	Since 2019
Eric Fraser, Director and Portfolio Manager	Since 2019
Bradley Hunnewell, CFA, Director and Portfolio Manager	Since 2019

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 63 in this Prospectus.

36

PF Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.55%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.78%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.70%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$72	$241	$425	$959

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 32% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). The sub-adviser primarily invests in large-capitalization companies and may also invest in mid-capitalization companies. The Fund may invest up to 25% of its assets in foreign securities that are either U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector and the Communications sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

37

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Communications Sector Risk: Companies in the communications sector may be significantly impacted by rapid changes in technology, intense competitive pressures such as pricing and cost competition, substantial government regulation, cybersecurity risks, and changes in consumer preferences.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MFS Investment Management began managing the Fund on May 1, 2013 and some of its investment policies changed at that time. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 12.80%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 25.05%; Q3 2011: (16.11%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	31.87%	20.31%	15.85%
Class P (after taxes on distributions)	23.85%	17.88%	14.46%
Class P (after taxes on distributions and sale of Fund shares)	24.13%	16.22%	13.20%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	38.49%	21.00%	17.21%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eric Fischman, CFA, Investment Officer and Portfolio Manager	Since 2013
Paul Gordon, Investment Officer and Portfolio Manager	Since 2017
Bradford Mak, Investment Officer and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

38

PF Large-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.88%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.80%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$273	$480	$1,077

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 29% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser considers a company to be a large company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of March 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $694.0 million to $1.4 trillion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $174.6 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser looks for companies it believes are undervalued.

The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or, (iii) to pursue more attractive opportunities.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than

39

investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 17.88%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 15.11%; Q1 2020: (24.47%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	5.26%	9.63%	10.63%
Class P (after taxes on distributions)	0.92%	6.24%	8.32%
Class P (after taxes on distributions and sale of Fund shares)	5.90%	7.22%	8.44%
Russell 1000 Value Index (reflects no deductions for the fees, expenses or taxes)	2.80%	9.74%	10.50%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – ClearBridge Investments, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Robert Feitler, Managing Director	Since 2004
Dmitry Khaykin, Managing Director	Since 2007

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

40

PF Small-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.60%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.91%
Less Expense Reimbursement[1]	(0.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$77	$273	$487	$1,104

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 139% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization which was within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index, over the last 13 months at the time of purchase. For the 13 months ending March 31, 2021, the market capitalization range of the Russell 2000 Growth Index was approximately $12.0 million to $31.4 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $5.2 billion.

The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund may invest in equity securities and depositary receipts of foreign companies.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are

41

generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MFS Investment Management began managing the Fund on May 1, 2020 and some investment policies changed at that time. Other firms managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 8.85%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 34.81%; Q4 2018: (23.93%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	54.07%	22.12%	13.94%
Class P (after taxes on distributions)	43.97%	19.87%	12.12%
Class P (after taxes on distributions and sale of Fund shares)	33.43%	17.36%	10.97%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	34.63%	16.36%	13.48%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Grossman, Investment Officer and Portfolio Manager	Since 2020

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

42

PF Small-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.00%
Less Expense Reimbursement[1]	(0.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.90%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$92	$308	$543	$1,216

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 99% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $58.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $2.9 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector and Consumer Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

43

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Consumer Cyclical Sector Risk: Companies in the consumer cyclical products and services sector (which are generally considered discretionary items and services) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 29.51%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 35.51%; Q1 2020: (37.71%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted June 29, 2007) (before taxes)	4.49%	8.62%	9.11%
Class P (after taxes on distributions)	4.40%	6.07%	6.70%
Class P (after taxes on distributions and sale of Fund shares)	2.72%	6.58%	6.99%
Russell 2000 Value Index (reflects no deductions for the fees, expenses or taxes)	4.63%	9.65%	8.66%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – AllianceBernstein L.P. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Erik Turenchalk, CFA, Portfolio Manager	Since 2020

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

44

PF Emerging Markets Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.80%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.16%
Less Expense Reimbursement[1]	(0.21%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$97	$341	$612	$1,385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 40% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including American Depositary Receipts (“ADRs”)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that the sub-adviser determines to be economically tied to an emerging market country. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The sub-adviser may consider countries to be emerging market countries if they are included in any one of the Morgan Stanley Capital Index emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. The Fund principally invests in common stock and other equity securities. The Fund may invest in different capitalization ranges in any emerging market country.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries, including at least three emerging market countries. The Fund may invest directly in certain eligible China A shares.

In selecting investments for the Fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent

45

regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Depositary receipts are also subject to these risks.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● China Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving China, the Fund may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Invesco Advisers, Inc. began managing the Fund on May 24, 2019. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 5.32%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 19.72%; Q1 2020: (23.68%)

46

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 30, 2005) (before taxes)	17.48%	13.68%	5.31%
Class P (after taxes on distributions)	16.70%	11.49%	4.05%
Class P (after taxes on distributions and sale of Fund shares)	10.85%	10.52%	3.97%
MSCI Emerging Markets Index (reflects no deductions for fees or expenses)	18.31%	12.81%	3.63%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Invesco Advisers, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Justin M. Leverenz, CFA, Portfolio Manager	Since 2007

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

47

PF International Large-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.85%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.30%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.33%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.97%

[1]

The investment adviser has agreed to waive 0.03% of its management fee through 7/31/2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$99	$364	$666	$1,525

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 20% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of large-capitalization companies. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. As of March 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $1.3 billion to $322.5 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $101.7 billion.

The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

48

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Depositary receipts are also subject to these risks.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 7.79%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 15.80%; Q1 2020: (20.40%)

49

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	11.04%	10.08%	7.07%
Class P (after taxes on distributions)	8.30%	6.11%	4.99%
Class P (after taxes on distributions and sale of Fund shares)	8.06%	7.28%	5.34%
MSCI EAFE Index (reflects no deductions for fees or expenses)	7.82%	7.45%	5.51%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Filipe Benzinho, Investment Officer and Portfolio Manager	Since 2016
Daniel Ling, CFA, Investment Officer and Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

50

PF International Small-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.85%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	1.34%
Less Expense Reimbursement[1]	(0.24%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.10%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$112	$401	$711	$1,592

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 39% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. The Fund invests primarily in common stock or preferred stock of foreign issuers and U.S. registered equity securities of foreign issuers. Generally, these issuers are located in developed, foreign countries. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization in the range represented by the S&P Developed Ex-U.S. SmallCap Index. As of March 31, 2021, the S&P Developed Ex-U.S. SmallCap Index capitalization range was approximately $116.2 million to $27.4 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $2.9 billion.

Under normal conditions, the Fund invests in excess of 200 companies and generally expects to invest a significant amount of its assets in about the same number of foreign countries as its benchmark index (which is comprised of developed countries outside the U.S.).

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries. The Fund may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

In selecting securities, the sub-adviser uses a bottom-up quantitative strategy based in part on earnings, growth, value, cash flow, expectations and behavioral measures, which is then customized by region/sector.

The sub-adviser uses a disciplined process to rank stocks and may sell a holding when its ranking has deteriorated relative to other securities in the investment universe.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

51

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Derivatives Risk: The Fund’s use of forward commitments (a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Leverage Risk: The Fund may invest in forward commitments as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Models and Data Risk: Given the complexity of the investments and strategies of the Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential losses. If models incorrectly forecast future behavior, the Fund could incur losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Franklin Advisers, Inc. will replace QS Investors, LLC as sub-adviser to the Fund on or about August 7, 2021. The portfolio managers listed below will continue to manage the Fund as officers of Franklin Advisers, Inc.

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 15.05%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 23.35%; Q1 2020: (29.71%)

52

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class P (incepted January 14, 2015) (before taxes)	11.17%	7.67%	7.63%
Class P (after taxes on distributions)	10.67%	6.01%	6.00%
Class P (after taxes on distributions and sale of Fund shares)	6.97%	5.75%	5.70%
S&P Developed Ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	14.27%	9.81%	9.55%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – QS Investors, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Christopher W. Floyd, CFA, Portfolio Manager	Since 2015 (Fund Inception)
Joseph S. Giroux, Portfolio Manager	Since 2020

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

53

PF International Value Fund

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.21%
Less Expense Reimbursement[1]	(0.41%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.80%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$316	$599	$1,405

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 35% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of large foreign companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The Fund may also invest in mid-capitalization companies. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. As of March 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $1.3 billion to $322.5 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $32.6 billion.

Equity securities in which the Fund principally invests are common stocks. The Fund may invest in American Depositary Receipts (“ADRs”).

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries, including Japan.

The Fund may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general

54

supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Depositary receipts are also subject to these risks.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Japan Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving Japan, the Fund may be impacted by social, economic and political conditions impacting Japan, including governmental policies, currency fluctuations, international relationships, public health risks, natural disasters and other risks.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 17.32%

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 21.39%; Q1 2020: (35.10%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	(7.43%)	3.12%	2.45%
Class P (after taxes on distributions)	(7.94%)	1.27%	1.24%
Class P (after taxes on distributions and sale of Fund shares)	(4.02%)	2.18%	1.80%
MSCI EAFE Index (reflects no deductions for fees or expenses)	7.82%	7.45%	5.51%
The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return

55

before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Wellington Management Company LLP. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Andrew M. Corry, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017
James H. Shakin, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

56

PF Multi-Asset Fund

Investment Goal

This Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.35%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.57%
Less Expense Reimbursement[1]	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.51%

[1]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.16% through 7/31/2022. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$52	$177	$312	$708

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 53% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund buys and sells total return swap agreements to gain exposure to the U.S. and developed foreign equity markets, including growth and value styles, that may be denominated in foreign currencies. Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, actively manages the Fund’s exposures in these asset classes in seeking to contribute to overall returns for the Fund. PLFA generally seeks exposure to large-capitalization and mid-capitalization equities as defined by relevant index providers.

PLFA allocates the Fund’s assets among these asset classes based on its investment views, which take into account the following factors that span across different time horizons:

• Valuations.

• Economic fundamentals.

• Investor sentiment.

PLFA may increase or decrease the Fund’s exposure to an asset class in order to seek to capture upside opportunities, mitigate risk from disruptive market events, or for other reasons consistent with the Fund’s investment goal. PLFA seeks to gain or increase exposure to those market segments that are expected to benefit from a blend of the above three factors. Conversely, PLFA seeks to eliminate or reduce exposure to those segments of the market that are expected to be adversely affected by these three factors, or where other asset classes appear more attractive.

When constructing the portfolio, PLFA will buy and sell total return swap agreements to obtain exposure to each asset class as determined by its investment process. While PLFA currently believes the likelihood is low that it will use other instruments in place of total return swaps, PLFA may purchase or sell futures or exchange-traded funds (or total return swaps on exchange-traded funds) as an alternative to the total return swaps if it determines that such instruments should be used to obtain these exposures.

Collateral Management: A significant portion of the Fund’s assets will be invested in investment grade debt securities, including domestic debt, and U.S. dollar denominated debt issued by foreign entities in developed markets, which are available as collateral for the Fund’s derivative positions. The investment grade debt securities are managed by Pacific Asset Management LLC and will normally include corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities, and cash and cash equivalents. These holdings may earn some income for the Fund. Under normal circumstances, the investment grade debt securities of the Fund are expected to maintain an average credit quality of A+ by Standard & Poor’s or of equivalent rating by Moody’s or Fitch and a weighted average duration between 1 and 2.75 years.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Derivatives Risk: The Fund’s use of swap agreements (a type of derivative instrument) as a principal investment strategy

57

subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Equity Securities Risk: The Fund’s use of derivatives to gain exposure to equity markets subjects it to this risk. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

● Growth Companies Risk: The Fund’s use of derivatives to gain exposure to the growth investment style subjects it to this risk. Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Large-Capitalization Companies Risk: The Fund’s use of derivatives to gain exposure to the large-capitalization asset class subjects it to this risk. Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Leverage Risk: The Fund invests in swap agreements as a principal investment strategy. These derivative instruments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Mid-Capitalization Companies Risk: The Fund’s use of derivatives to gain exposure to the mid-capitalization asset class subjects it to this risk. Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Value Companies Risk: The Fund’s use of derivatives to gain exposure to the value investment style subjects it to this risk. Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

58

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Pacific Asset Management LLC began co-managing the Fund with Pacific Life Fund Advisors LLC effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, co-managed the Fund with Pacific Life Fund Advisors LLC.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 14.52%

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 23.69%; Q1 2020: (24.63%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	Since Inception
Class P (incepted January 31, 2018) (before taxes)	17.17%	10.28%
Class P (after taxes on distributions)	15.59%	9.18%
Class P (after taxes on distributions and sale of Fund shares)	10.83%	7.60%
MSCI World Index (reflects no deductions for fees, expenses or taxes) (based on Class P inception date)	15.90%	8.92%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2018 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2018 (Fund Inception)
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2018 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2018 (Fund Inception)
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021
Jordan D. Fettman, CFA, CAIA, Director and Portfolio Manager	Since 2021

Sub-Adviser – Pacific Asset Management LLC. The primary persons responsible for day-to-day management of the collateral portion of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Portfolio Manager	Since 2018 (Fund Inception)
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2018 (Fund Inception)

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

59

PF Real Estate Fund

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.90%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.16%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.26%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.90%

[1]

The investment adviser has agreed to waive 0.15% of its management fee through 7/31/2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and any expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$92	$343	$613	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2021, the portfolio turnover rate was 38% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund may invest in a smaller number of holdings.

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

● Real Estate Companies Risk: Companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), are exposed to the risks of the real estate market and to risks associated with the ownership of real estate. These risks include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies;

60

competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact the Fund. Changing interest rates and credit quality requirements for borrowers and tenants may also affect the cash flow of REITs and REOCs and their ability to meet capital needs.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund concentrates in securities of companies in real estate and related industries, the Fund may perform poorly during a downturn in those industries.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Non-Diversification Risk: A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility than funds with a greater number of holdings.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Average Annual Total Returns table below compares Fund performance to a broad-based securities market benchmark index and to a real estate sector index which is comprised of securities that are more representative of the Fund’s investment strategies than those in the broad-based index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Principal Real Estate Investors LLC began managing the Fund on May 1, 2018 and some investment policies changed at that time. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)1

1Class P return for the period 1/1/21 through 6/30/21: 20.24%

Best and worst quarterly performance reflected within the bar chart: Q1 2019: 17.77%; Q1 2020: (22.56%)

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	10 years
Class P (incepted December 31, 2004) (before taxes)	(2.98%)	5.40%	7.92%
Class P (after taxes on distributions)	(3.60%)	2.95%	6.13%
Class P (after taxes on distributions and sale of Fund shares)	(1.77%)	3.61%	5.92%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%
MSCI U.S. REIT Index (reflects no deductions for fees, expenses or taxes)	(8.70%)	3.51%	6.99%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the

61

impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Principal Real Estate Investors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Keith Bokota, CFA, Portfolio Manager	Since 2018
Anthony Kenkel, CFA, Portfolio Manager	Since 2018
Kelly D. Rush, CFA, Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 63 in this Prospectus.

62

ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Class P shares of the funds of the Trust (each a “Fund,” together the “Funds”) are offered at net asset value (“NAV”) and are only available for investment by funds of funds of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”), the investment adviser, and certain of its affiliates.

Tax Information

Because the only shareholders of Class P shares of the Funds offered in this Prospectus (“Underlying Funds”) are the funds of funds of the Trust (the Portfolio Optimization Funds), the investment adviser and/or certain of its affiliates, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a Portfolio Optimization Fund are described in the separate prospectus for those respective Funds, which can be obtained as described on the back cover of this Prospectus.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

This Prospectus (the “Prospectus”) contains information about the Underlying Funds. Information on the Portfolio Optimization Funds of the Trust and Class A, Class C, Class I, Class R6 and Advisor Class shares (as applicable) of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value are contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). PLFA has retained other portfolio management firms (or sub-advisers) to manage certain of the Underlying Funds. More information on the investment adviser and the sub-advisers can be found in the About Management section of this Prospectus.

Please read this Prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the Underlying Funds and be aware that any time you invest, there is a risk of loss of money.

The following provides general investment information that applies to all Funds offered in this Prospectus, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s non-principal investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Except for Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, PF Emerging Markets Debt Fund, PF Small-Cap Value Fund, PF International Small-Cap Fund, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value, a Fund’s stated investment goal is fundamental and cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or credit ratings or capitalizations of securities. These investment policies apply at the time the investment is made so a Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, a Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. The PF Multi-Asset Fund invests in swap agreements to gain exposure to large-capitalization and mid-capitalization market segments. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies in which a Fund may invest are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index. Some investment policies are in place due to regulatory requirements relating to the name of the particular Fund (“Name Test Policy”) and impose an 80% investment minimum. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to a Fund’s total assets. Please see the SAI for additional information on the Name Test Policy.

63

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So, the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

Weighted average maturity is the average of the current maturities of all bonds held by a Fund, calculated to weight more heavily those bonds held in higher dollar values by the Fund. Weighted average maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. Usually, the longer the weighted average maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the weighted average maturity of a fund. Therefore, in the case of a Fund which holds mortgage-related securities, asset-backed securities and similar types of securities, the weighted average maturity of a Fund is equivalent to its weighted average life. Weighted average life is the weighted average maturity of the cash flows in the securities held by a Fund given certain prepayment assumptions.

Changes to the target allocations or rebalancing of a fund of funds of the Trust that invest in the Funds can result in the transfer of assets from one Fund to another. To implement any allocation changes for a fund of funds (including periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds), the Funds may use or increase their use of derivatives, such as futures contracts, to obtain exposure to desired investments, subjecting these Funds to derivatives risk and leverage risk generally, along with risks specific to those derivatives. These changes, which occur without shareholder approval, may result in the sale of securities or other holdings, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments, investments made on shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, a Fund that uses such instruments may have a higher portfolio turnover rate than as disclosed in its Fund summary. During the past fiscal year, the following Funds engaged in active and frequent trading (over 100% turnover of portfolio securities): Pacific Funds Core Income, Pacific Funds Floating Rate Income, PF Inflation Managed Fund, PF Managed Bond Fund and PF Small-Cap Growth Fund. High portfolio turnover rates may cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

Each Fund is impacted by the liquidity of its investments. Liquidity risk for a Fund is defined as the risk that such Fund would not be able to meet requests to redeem shares without the significant dilution of the interests of the remaining investors in that Fund. To address this risk, unless otherwise noted, all Funds may hold some cash or cash equivalents for redemption purposes.

Each Fund may hold illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. A Fund may not acquire illiquid securities if, as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. Once the value of a Fund’s illiquid investments exceeds 15%, that Fund may not make any additional purchases of illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities or other factors (such as the determination of previously liquid securities as illiquid), a Fund’s net assets are in excess of 15% of illiquid investments, PLFA will take appropriate steps to address the liquidity of that Fund in accordance with the Trust’s Liquidity Risk Management Program.

Unless otherwise noted, the Managers may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal or otherwise deviate from its disclosed principal investment strategies. For example, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market, economic, industry, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, in connection with the liquidation of a Fund, where the sub-adviser or co-sub-adviser of a Fund is no longer managing the Fund, or other reasons. In such cases, a Fund (including a Fund with international holdings) may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high-quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may lose money. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

All risks described in this Additional Information About Principal Investment Strategies and Principal Risks section are listed alphabetically for reader ease and not by importance of the risk to the Funds as they are in the Fund Summaries sections.  The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries sections at the beginning of this Prospectus.

64

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays US Aggregate Bond Index, although the instruments held may have short, intermediate, and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays US Aggregate Bond Index was 6.40 years as of March 31, 2021.

Individual investment selection is based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Floating Rate Loan Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● High Yield/High Risk or “Junk” Securities Risk	● U.S. Government Securities Risk

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. Covenant lite loans and floating rate debt securities generally give the borrower/issuer more flexibility than maintenance-based loans.

65

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments. Such non-investment grade instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

Individual investment selection is based on the sub-adviser’s fundamental research process and an assessment of the investment’s relative value. The sub-adviser performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred. Sector allocations are determined based upon the sub-adviser’s assessment of investment opportunities and/or market conditions.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Floating Rate Loan Risk	● Liquidity Risk
● Foreign Markets Risk	● Underlying Fund Risk

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate (more than one year but less than ten years) to long (more than ten years) terms to maturity. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates.

Individual investment selection is generally based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index). The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Floating Rate Loan Risk	● Liquidity Risk
● Foreign Markets Risk	● Underlying Fund Risk

PF Inflation Managed Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or other derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

66

Principal investments may include inflation-indexed debt securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”), and other debt securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments in developed countries, their subdivisions, agencies or government-sponsored enterprises, and debt securities issued by U.S. and foreign companies in developed countries; mortgage-related securities, including stripped mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities; and derivative instruments including forward commitments (forwards) relating to the previously mentioned securities.

The Fund may invest up to 30% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies; however, the Fund will maintain no foreign currency exposure from these foreign currency denominated securities and currencies by hedging back any foreign currency denominated investments into U.S. dollars through the use of foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers. The Fund may invest only in securities rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) A decline in real and nominal interest rates may benefit Fund performance, as could an increase in the actual rate of inflation. An increase in inflation expectations may benefit performance to the extent that increased inflation expectations lead to a decline in real interest rates. Conversely, rising real and nominal interest rates, and a decline in actual inflation or expected inflation, may have a negative impact on Fund performance. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

• Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. Generally, the sub-adviser expects the Fund’s weighted average duration to be within approximately 3 years (plus or minus) of the Fund’s benchmark index duration, which was 7.52 years as of March 31, 2021.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities.

• Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as Eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on foreign exchanges. The Fund may use foreign currency derivatives such as foreign currency futures, options and forwards to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

A substantial portion of the Fund is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market. In addition to the strategies described above, the Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as sale-buybacks or dollar rolls).

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

67

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Convertible Securities Risk	● Leverage Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Derivatives Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Inflation-Indexed Debt Securities Risk	● U.S. Government Securities Risk

PF Managed Bond Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

This Fund is sub-advised by JPMorgan, PIMCO and Western Asset. PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets among JPMorgan, PIMCO and Western Asset and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

PIMCO and Western Asset may invest in derivatives based on debt securities and use futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. For example, government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as Eurodollar futures contracts, are used to adjust interest rate exposure (duration) to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations with respect to investments in securities of foreign issuers. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

Sector allocations are determined based upon the sub-adviser’s assessment of investment opportunities and/or market conditions.

JPMorgan managed portion: The debt securities in which this portion of the Fund will invest will generally be investment grade intermediate-term (5 to 10 years to maturity) and long-term (over 10 years to maturity) debt securities that are comprised of corporate bonds issued by U.S. entities, U.S. treasury obligations including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed and mortgage-related securities. Mortgage-related securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. Non-agency asset-backed securities in which the Fund invests will generally focus on securities secured by company receivables, home equity loans, truck and automobile loans, leases and credit card receivables or other securities backed by other types of receivables or other assets and would be structured to pay both principal and interest.

Securities will be rated investment grade (or, if unrated, are of comparable quality as determined by JPMorgan) at the time of purchase. This portion of the Fund may invest up to 15% of its assets in U.S. dollar-denominated debt securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. This portion of the Fund may invest a substantial portion of its assets in mortgage-related securities in the sub-adviser’s discretion. This portion of the Fund may focus its investments in one country, in one or more regions, or small groups of countries.

Generally, this portion of the Fund maintains a dollar-weighted average maturity between three and ten years. This portion of the Fund may shorten or lengthen its weighted average maturity if deemed appropriate for temporary defensive purposes. Because of this portion of the Fund’s holdings in asset-backed, mortgage-related and similar securities, this portion of the Fund’s weighted average maturity is equivalent to the weighted average maturity of the cash flows in the securities held by this portion of the Fund given certain prepayment assumptions (also known as weighted average life).

68

JPMorgan buys and sells securities and investments for this portion of the Fund based on its view of individual securities and market sectors. Taking a long-term approach, JPMorgan looks for individual fixed income investments that it believes will perform well over a market cycle, which JPMorgan considers to be a period of three to five years. JPMorgan is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt instruments in which the Fund invests include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises; mortgage-related securities, including stripped mortgage-related securities, asset-backed securities; commercial paper and other money market instruments; debt securities issued by U.S. companies; and debt securities issued by foreign governments in developed countries or their subdivisions, agencies and other government-sponsored enterprises and foreign companies in developed countries that are denominated in U.S. dollars or foreign currencies; other debt securities including convertible securities, inflation-indexed debt securities, and structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities. The Fund may invest in derivatives based on debt securities. The dollar-weighted average quality of all debt securities held by this portion of the Fund will be A or higher.

This portion of the Fund may invest up to 20% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies, although this portion of the Fund will normally limit its foreign currency exposure from these foreign currency denominated securities and currencies to 10% of its assets. To maintain this 10% limit, PIMCO will hedge back any foreign currency denominated investments exceeding this 10% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers. Total return is made up of coupon income plus any gains or losses in value of the Fund’s securities.

Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting securities for its portion of the Fund, PIMCO:

● Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. This portion of the Fund usually maintains a weighted average duration within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 6.40 years as of March 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. PIMCO uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

● Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). In addition to the abovementioned derivatives, PIMCO may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. PIMCO may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on foreign exchanges. PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA, which are purchased to gain exposure to the mortgage market. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Western Asset managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds; convertible securities; inflation-indexed securities; asset-backed and mortgage-backed securities such as stripped mortgage-backed securities and collateralized mortgage obligations; municipal securities; and variable and floating rate debt securities.

This portion of the Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by Western Asset. However, Western Asset may continue to hold securities which have been downgraded which may cause this portion of the Fund to exceed that limit. This portion of the Fund may also invest up to 25% of its assets in securities issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, this portion of the Fund will not invest more than 20% of its assets in foreign currency denominated securities, including emerging markets. This portion of the Fund is limited to 20% of its assets in unhedged foreign currency exposure.

69

Generally, Western Asset expects the Fund’s weighted average duration to be within a range of 30% of the duration of the domestic bond market as a whole (as measured by the Fund’s broad-based market index). Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It is often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The weighted average duration for this portion of the Fund may fall outside of its expected range due to market movements. If this occurs, Western Asset will take action to bring weighted average duration for its portion of the Fund back within the expected range within a reasonable period of time. In determining the target duration for its portion of the Fund, Western Asset considers domestic and international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy.

Western Asset uses futures contracts, forwards, swaps and options (i.e., derivatives). Western Asset may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, Western Asset employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Western Asset then seeks sectors within the market which provide relative opportunities for outperformance. In selecting issuers, Western Asset uses a bottom-up process which seeks to find undervalued securities. Western Asset assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, Western Asset may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

Western Asset may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

JPMorgan managed portion	PIMCO managed portion
● Geographic Focus Risk	● Convertible Securities Risk
● Currency Risk
● Derivatives Risk

● Inflation-Indexed Debt Securities Risk
● Leverage Risk
Western Asset managed portion	Risks for all portions of the Fund
● Convertible Securities Risk	● Active Management Risk
● Currency Risk	● Credit Risk
● Derivatives Risk	● Debt Securities Risk
● Emerging Markets Risk	● Foreign Markets Risk
● High Yield/High Risk or “Junk” Securities Risk	● Interest Rate Risk
● Leverage Risk	● LIBOR Transition Risk
● Liquidity Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Underlying Fund Risk
● U.S. Government Securities Risk

PF Short Duration Bond Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track the duration of the Bloomberg Barclays 1-3 Year US Government/Credit Bond Index (plus or minus a half-year), which was 1.94 years as of March 31, 2021, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be

70

government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars (e.g., Yankee bonds).

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as Eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Leverage Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Derivatives Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Interest Rate Risk	● U.S. Government Securities Risk

PF Emerging Markets Debt Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer. The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities. A sovereign is considered to be an emerging market government. A quasi-sovereign is considered to be an entity fully guaranteed by a sovereign or more than 50% directly or indirectly owned by a sovereign.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different countries. The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. A corporate issuer is considered to be an entity which is not a sovereign or quasi-sovereign and is either domiciled in, or derives at least 50% of its revenues in or from, one or more emerging market countries. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

The Fund’s top five risk exposures by country (excluding short-term U.S. instruments) and their approximate percentage of the Fund’s net assets as of March 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Brazil 11.1%, Mexico 8.2%, Indonesia 7.0%, Columbia 4.4% and South Africa 3.9%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third-party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments.

For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws

71

of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The weighted average effective duration provides a measure of the Fund’s interest rate sensitivity and is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The weighted average is the sum of the multiplication of each instrument’s duration by its exposure in the Fund. When selecting investments, the sub-adviser:

● Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

● Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (deliverable and non-deliverable currency forwards), swaps (total return, credit default, interest rate and currency swaps) and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. For example, currency forwards may be used to increase or decrease exposure to a foreign currency or to shift currency exposure from one country to another. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions (not including overnight cash management transactions).

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates global factors such as liquidity, currencies of the G3 (i.e., the world’s three leading economic blocs — the U.S., Japan and the European Union) and the general level of risk aversion. The sub-adviser also analyzes individual emerging countries and companies, including the effects of the global factors on ability and willingness to service debt and the local fiscal position, currency, interest rates and trade and other economic data. Currency and interest rate exposures within and among individual countries are explicitly evaluated and fundamentals such as growth prospects, balance of payments dynamics, creditworthiness, potential effect of commodity price movements, local politics, and local and external investor sentiment are analyzed. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Geographic Focus Risk
● Borrowing Risk	● High Yield/High Risk or “Junk” Securities Risk
● Credit Risk	● Interest Rate Risk
● Currency Risk	● Leverage Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Derivatives Risk	● Liquidity Risk
● Emerging Markets Risk	● Reverse Repurchase Agreements Risk
● Foreign Markets Risk	● Underlying Fund Risk

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index. As of March 31, 2021, the market capitalization range of the Russell 2500 Index was

72

approximately $49.3 million to $31.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $7.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Growth Companies Risk	● Underlying Fund Risk
● Liquidity Risk	● Value Companies Risk

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Index was approximately $49.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund expects to invest in equity securities of both growth companies and value companies.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

● Active Management Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Growth Companies Risk	● Value Companies Risk
● Liquidity Risk

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $58.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $3.6 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

73

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Financial Sector Risk	● Value Companies Risk
● Liquidity Risk

PF Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The sub-adviser primarily invests in large-capitalization companies and may also invest in mid-capitalization companies.

The Fund may invest up to 25% of its assets in foreign securities that are either U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector and the Communications sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● Communications Sector Risk	● Large-Capitalization Companies Risk
● Currency Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Technology Sector Risk
● Foreign Markets Risk	● Underlying Fund Risk

PF Large-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser considers a company to be a large company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of March 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $694.0 million to $1.4 trillion As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $174.6 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser looks for companies it believes are undervalued. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because the sub-adviser believes their prices do not reflect the true value of the company. The sub-adviser employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

74

In selecting individual companies for investment, the sub-adviser looks for:

● share prices that appear to be temporarily oversold or do not reflect positive company developments.

● companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

● special situations including corporate events, changes in management, regulatory changes or turnaround situations.

● company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or, (iii) to pursue more attractive opportunities.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Foreign Markets Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Underlying Fund Risk
● Equity Securities Risk	● Value Companies Risk
● Financial Sector Risk

PF Small-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization which was within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index, over the last 13 months at the time of purchase. For the 13 months ending March 31, 2021, the market capitalization range of the Russell 2000 Growth Index was approximately $12.0 million to $31.4 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $5.2 billion.

The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund may invest in equity securities and depositary receipts of foreign companies, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● Consumer Non-Cyclical Sector Risk	● Liquidity Risk
● Currency Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Foreign Markets Risk

75

PF Small-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. As of March 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $58.3 million to $18.2 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $2.9 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector and Consumer Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Liquidity Risk
● Consumer Cyclical Sector Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Financial Sector Risk	● Value Companies Risk

PF Emerging Markets Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that the sub-adviser determines to be economically tied to an emerging market country. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The sub-adviser may consider countries to be emerging market countries if they are included in any one of the Morgan Stanley Capital Index emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. Under normal market conditions, the sub-adviser expects to invest in securities of issuers in at least three emerging market countries. The Fund principally invests in common stock and other equity securities. The Fund may invest in different capitalization ranges in any emerging market country.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries, including at least three emerging market countries. The Fund expects to be invested in issuers that are associated with China, and may invest directly in certain eligible China A shares through Stock Connect. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: China 34.4%, India 14.0%, Taiwan 8.2%, Russia 7.8% and Mexico 6.1%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third-party source identifies only one country of risk per issuer, which is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments.

For purposes of the Fund’s investments, the sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be

76

economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

In selecting investments for the Fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record and capital structure, operations, product development and competitive position in its industry. In seeking broad diversification of the Fund, the sub-adviser currently searches for companies:

● with different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs;

● with management that has a proven record;

● entering a growth cycle (new or established companies);

● with the potential to withstand high market volatility;

● with strong earnings growth whose stock is selling at a reasonable price; and/or

● that possess reasonable valuations.

The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This strategy may change over time.

The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the sub-adviser believes they have growth potential. The Fund may try to take advantage of short-term market movements or events affecting particular issuers or industries. At times, the Fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● China Risk	● Large-Capitalization Companies Risk
● Currency Risk	● Liquidity Risk
● Emerging Markets Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Geographic Focus Risk

PF International Large-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of large-capitalization companies. The sub-adviser considers a company to have a large market capitalization if it is within the range of the Fund’s current benchmark index, the MSCI EAFE Index. As of March 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $1.3 billion to $322.5 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $101.7 billion.

The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2021 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: France 17.7%, Japan 16.7%, Switzerland 13.7%, United Kingdom 9.9% and Germany 8.6%. In determining country of risk exposure, the third party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third-party source identifies only one country of risk per issuer, which is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments.

For purposes of the Fund’s investments, the sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer is organized under the laws of, and maintains a principal office in, that country; (ii) the issuer has its principal securities trading market in that country; (iii) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; (iv) the issuer has at least 50% of

77

its assets in that country; (v) the issuer is included in an index that is representative of that country; or (vi) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The sub-adviser is not limited to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Geographic Focus Risk
● Consumer Non-Cyclical Sector Risk	● Growth Companies Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Liquidity Risk
● Equity Securities Risk	● Underlying Fund Risk
● Foreign Markets Risk	● Value Companies Risk

PF International Small-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. The Fund invests primarily in common stock or preferred stock of foreign issuers and U.S.-registered equity securities of foreign issuers. Generally, these issuers are located in developed, foreign countries. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization in the range represented by the S&P Developed Ex-U.S. Small-Cap Index. As of March 31, 2021, the S&P Developed Ex-U.S. SmallCap Index capitalization range was approximately $116.2 million to $27.4 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $2.9 billion. Under normal conditions, the Fund invests in excess of 200 companies and generally expects to invest a significant amount of its assets in about the same number of foreign countries as its benchmark index (which is comprised of developed countries outside the U.S.). The Fund may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Japan 20.3%, Canada 11.0%, United Kingdom 10.7%, Germany 7.3% and South Korea 6.6%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third-party source identifies only one country of risk per issuer, which is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments.

For purposes of the Fund’s investments, the sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country; (ii) has its principal securities trading market in that country; (iii) is included in an index that is representative of that country; (iv) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; or (v)

78

has at least 50% of its assets in that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. While these criteria are intended to identify the country(ies) to which an issuer is economically tied at any given time, this process relies on the sub-adviser’s judgment to interpret certain criteria and on facts and circumstances that may change.

In selecting securities, the sub-adviser uses a bottom-up, quantitative strategy based on fundamental principles to invest in opportunities often omitted from the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index mandates. This strategy is based in part on earnings growth, value, cash flow, expectations and behavioral measures. The strategy is customized by sector/region. Region allocation is determined using a proprietary model that ranks each region’s investment outlook based on bottom-up stock analysis. Regions ranked the highest may be targeted for overweighted exposure versus the S&P Developed Ex-U.S. SmallCap Index, while those ranked the lowest may be targeted as underweights. Region exposures are generally targeted within plus or minus 5% of the weights in that index.

The sub-adviser uses a disciplined process to rank stocks and may sell a holding when its ranking has deteriorated relative to other securities in the investment universe.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Leverage Risk
● Currency Risk	● Liquidity Risk
● Derivatives Risk	● Models and Data Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Geographic Focus Risk	● Value Companies Risk
● Growth Companies Risk

PF International Value Fund

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of large foreign companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The Fund may also invest in mid-capitalization companies. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. As of March 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $1.3 billion to $322.5 billion. As of March 31, 2021, the weighted average market capitalization of the Fund was approximately $32.6 billion. Equity securities in which the Fund principally invests are common stocks. The Fund may invest in ADRs.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries, including Japan. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Japan 25.0%, France 13.2%, United Kingdom 11.0%, Switzerland 6.0% and Netherlands 5.7%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third-party source identifies only one country of risk per issuer, which is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments.

For purposes of the Fund’s investments, the sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country; (ii) has its principal securities trading market in that country; (iii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; or (iv) has at least 50% of its assets in that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The Fund may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

79

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of March 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

In selecting investments for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power it believes is not reflected in the current market price of their securities. In addition to employing fundamental research to identify portfolio securities, the sub-adviser manages the Fund’s currency exposures.

The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Geographic Focus Risk
● Currency Risk	● Japan Risk
● Emerging Markets Risk	● Large-Capitalization Companies Risk
● Equity Securities Risk	● Mid-Capitalization Companies Risk
● Financial Sector Risk	● Underlying Fund Risk
● Foreign Markets Risk	● Value Companies Risk

PF Multi-Asset Fund

Investment Goal

This Fund seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund buys and sells total return swap agreements to gain exposure to the U.S. and developed foreign equity markets, including growth and value styles. PLFA, the investment adviser to the Fund, actively manages the Fund’s exposures to five asset classes (U.S. large-capitalization value, U.S. large-capitalization growth, U.S. mid-capitalization value, U.S. mid-capitalization growth and foreign large-capitalization) in seeking to contribute to overall returns for the Fund. PLFA generally seeks exposure to large-capitalization and mid-capitalization equities asset classes as established by relevant index providers, namely Russell 1000 Growth Index for U.S. large-capitalization growth, Russell 1000 Value for U.S. large-capitalization value, Russell Mid-Cap Value Index for U.S. mid-capitalization value, Russell Mid-Cap Growth Index for U.S. mid-capitalization growth, and MSCI EAFE Index for foreign large-capitalization.

PLFA allocates the Fund’s assets among one or more of these asset classes based on its investment views, which take into account the following factors that span across different time horizons:

• Valuations. PLFA evaluates historical longer-term returns of an asset class and may infer valuations by analyzing the asset class’ current valuation relative to its historical valuation.

• Economic fundamentals. Similarly, PLFA may evaluate phases of the business cycle and their effect on the medium-term returns of the asset classes. This analysis may include an examination of economic fundamentals, which are measures of an economy, such as unemployment, manufacturing activity and inflation, that vary throughout the business cycle.

• Investor sentiment. Finally, PLFA considers investor sentiment relating to an asset class and the potential for a meaningful short-term impact on the asset class’ returns. PLFA determines investor sentiment from measures of price momentum (i.e., the upward or downward trend in price of an asset) and asset class volatility.

In determining the outlook for each asset class across the three aforementioned factors, PLFA employs a combination of fundamental and quantitative research. Fundamental research covers macroeconomic, geopolitical, and asset-class specific topics. Quantitative research forms the basis for models that analyze a diverse array of economic and market data to produce actionable investment views. PLFA may increase or decrease the Fund’s exposure to an asset class in order to seek to capture upside opportunities, mitigate risk from disruptive market events, or for other reasons consistent with the Fund’s investment goal. PLFA seeks to gain or increase exposure to those asset classes that are expected to benefit from a blend of the above three factors. Conversely, PLFA seeks to eliminate or reduce exposure to those asset classes that are expected to be adversely affected by these three factors, or where other asset classes appear more attractive.

When constructing the portfolio, PLFA will buy and sell total return swap agreements, which may be denominated in foreign currencies, to obtain exposure to each asset class as determined by its investment process. While PLFA currently believes the likelihood is low that it will use other instruments in place of total return swaps, PLFA may purchase or sell futures or exchange-traded funds (or total return swaps on exchange-traded funds) as an alternative to the total return swaps if it determines that such instruments should be used to obtain these exposures. As of the effective date of the prospectus, PLFA does not consider futures or exchange-traded funds to be principal investments for the Fund. The Fund’s only exposure to equity markets will be through the investments described in this paragraph.

Collateral Management: A significant portion of the Fund’s assets will be invested in investment grade debt securities – including domestic debt, and U.S. dollar denominated debt issued by foreign entities in developed markets – which are available as collateral for the Fund’s derivative positions. The investment grade debt securities are managed by the sub-adviser Pacific Asset Management LLC and will normally include corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities, and cash and

80

cash equivalents. These holdings may earn some income for the Fund. In the event that a security held by the Fund is downgraded to below investment grade, the Fund may nonetheless continue to hold the security. Under normal circumstances, the investment grade debt securities of the Fund are expected to maintain an average credit quality of A+ by Standard & Poor’s or of equivalent rating by Moody’s or Fitch and a weighted average duration between 1 and 2.75 years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Large-Capitalization Companies Risk
● Credit Risk	● Leverage Risk
● Currency Risk	● Mid-Capitalization Companies Risk
● Debt Securities Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Derivatives Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● Underlying Fund Risk

● Growth Companies Risk	● Value Companies Risk
● Interest Rate Risk

PF Real Estate Fund

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund may invest in a smaller number of holdings.

For the purposes of the Fund, a company is considered to be from the United States if: (i) if its securities are traded on a recognized stock exchange in the United States; or (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States; or (iii) if it is organized or has a principal office in the United States. A company is considered to be in the real estate or related industries for the purposes of the Fund if: (i) at least 50% of its assets, revenues or profits are derived from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (ii) at least 50% of the fair market value of its assets are invested in residential, commercial or industrial real estate. Real estate and real estate related companies may also include companies with substantial real estate holdings (including wireless tower, timber, hotel and timeshare companies) as well as those whose products and services are primarily derived from the real estate industry (such as mortgage lenders, and hotel franchisors and managers).

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Non-Diversification Risk
● Equity Securities Risk	● Real Estate Companies Risk
● Industry Concentration Risk	● Small-Capitalization Companies Risk
● Large-Capitalization Companies Risk	● Small Number of Holdings Risk
● Liquidity Risk	● Underlying Fund Risk
● Mid-Capitalization Companies Risk	● Value Companies Risk

Additional Information About Principal Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the principal risks of the Funds identified in the Fund Summaries section.

81

Performance of a Fund will vary – Performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for a Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

● Borrowing Risk: A Fund’s use of reverse repurchase agreements is considered a form of borrowing money. Borrowing money to finance purchases of securities that exceed a Fund’s net assets creates leverage risk, which may magnify changes to a Fund’s net asset value and its returns. A Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost a Fund interest expense and other fees, which may reduce its returns.

● China Risk: A Fund that has principal exposure to investments (both directly and indirectly) involving the People’s Republic of China may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

The Chinese government exercises significant control over China’s economy. Risks associated with investing in companies located or operating in China include nationalization, expropriation, and confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts and social unrest or confrontations (internally or with other countries); inflation, currency fluctuations and fluctuations in interest rates that may have negative effects on the economy and securities markets of China; pricing anomalies resulting from governmental influence; a lack of publicly available information and/or political and social instability; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Changes in applicable Chinese tax law could impact the profits of the Fund, directly or indirectly. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.

Export growth continues to be a major driver of China's rapid economic growth. A reduction in spending on Chinese products and services, strained international relations including the institution of tariffs or other trade barriers (including heightened trade tensions between China and the United States), a heightened sensitivity to global trade, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy which in turn could impact the Chinese holdings of a Fund.

Certain securities issued by companies located or operating in China, such as “China A-shares” that trade on one of the Chinese stock exchanges, are subject to trading restrictions as well as clearing and settlement risks, which may make direct investments in China impractical or impossible. Funds that invest directly in China A shares through Stock Connect (a cross-boundary investment channel allowing international and mainland Chinese investors to trade securities in each other’s markets) will be subject to risks such as sudden changes in quota limitations, application of trading suspensions, differences in trading days between markets, operational risk, clearing and settlement risk and regulatory and taxation risk. In addition, pursuant to a recent Executive Order together with guidance provided by the Office of Foreign Asset Control (“OFAC”) interpreting that Order (together, the “Executive Order”), U.S. mutual funds such as the Trust will be prohibited from conducting transactions in certain Chinese securities as identified in the Executive Order but may divest any such holdings as permitted under the Executive Order.

● Communications Sector Risk: Companies in the communications sector may be adversely impacted by rapid obsolescence of products and services as a result of technological improvements and innovations, intense competitive pressures such as pricing and cost competition and technological advancements by competitors, and changing consumer preferences which create unpredictability with supply and demand for a company’s products. Companies in the communications sector may also be affected by outsized research and development costs, substantial capital requirements and changes in government regulation. While all companies are susceptible to cybersecurity breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of information or disruptions in service, which could have a material adverse effect on their businesses.

● Consumer Cyclical Sector Risk: Companies in the consumer cyclical products and services sector (which are generally considered discretionary items and services) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

82

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans, except for the PF Multi-Asset Fund) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch and S&P, or Caa for Moody’s, indicate a current vulnerability for default (“stressed”). Ratings below those levels indicate a higher vulnerability to default (“distressed”) or default itself. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s SAI.

83

Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1 Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

● Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments in that foreign currency and investments denominated in that foreign currency. For Funds that may hold short currency positions, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk and credit risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

● Derivatives Risk: A Fund’s use of forward commitments, futures contracts, options or swap agreements (types of derivative instruments) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, premium risk and segregation risk. These risks are different from, and may be greater than, the risks involved if the Fund were to invest directly in the asset (e.g., a security, currency or index) underlying the derivative (the underlying Reference asset). The use of these instruments may, in some cases, cause a Fund to realize higher amounts of short-term

84

capital gains and ordinary income (generally taxed as ordinary income tax rates when distributed to shareholders) than if the Fund had not engaged in such transactions.

o Counterparty Risk – Derivative transactions that are privately negotiated in the “over-the-counter” market, such as forward commitments and most swap agreements, involve the risk that the party with whom the Fund has entered into the transaction (the counterparty) will be unable to fulfill its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty. Because these instruments are privately negotiated, unlike exchange-traded contracts, they are subject to a greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the underlying Reference asset. For derivatives traded on an exchange or through a central clearinghouse, such as futures contracts and most options, counterparty risk is still present with the Fund’s clearing broker, or the clearinghouse itself.

o Leverage Risk – A forward commitment, futures contract, option or swap agreement provides exposure to potential gain or loss from a change in the level of the market price of the underlying Reference asset (such as a security, currency, index or basket of securities) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the Fund’s position. The use of leverage could result in increased return but also creates the possibility for greater loss on the investment (including larger swings in value for the Fund). In some instances, the loss can exceed the net assets of the Fund.

o Price Volatility Risk – Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likely to have greater price swings over shorter time periods than an investment with lower price volatility, and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer. Adverse changes in the value or level of the underlying Reference asset, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. In addition, changes in the value of a derivative may be more sensitive to market factors than, the underlying Reference asset so that the Fund may lose more than the initial amount invested.

o Regulatory Risk – Governmental and regulatory actions relating to a mutual fund’s use of derivatives (such as forward commitments, futures contracts, options and swap agreements) and related instruments, including tax law changes, may limit a Fund’s ability to invest or remain invested in derivatives and adversely affect the value of derivatives and the Fund’s performance.

o Liquidity and Valuation Risk – Where an active secondary market for an over-the-counter derivative instrument (such as forward commitments, options and most swap agreements) is lacking, a Fund may be unable to exercise, sell or otherwise close its position in the instrument, which could expose the Fund to losses and make the position more difficult for the Fund to value accurately. In these circumstances, a Fund may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Less liquidity also means that more subjectivity may be used in establishing the value of the position. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments.

o Correlation Risk – The value of a forward commitment, futures contract, option or swap agreement may not correlate precisely with the value of its respective underlying Reference asset, and the Fund could therefore lose more than it invested. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged.

o Premium Risk – A Fund that utilizes options is subject to the risk of losing the premium it paid to purchase an option if the price of the underlying Reference asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that a Fund purchased were allowed to expire without being sold or exercised, its premium would be a loss to the Fund.

o Segregation Risk – To the extent, under current regulatory requirements, that a Fund is required to segregate or “set aside” liquid assets or otherwise cover open positions with respect to a forward commitment, futures contract, option or swap agreement, the Fund may be required to sell portfolio holdings to meet these asset segregation requirements. Segregation involving a large percentage of the Fund’s assets could hinder portfolio management or the Fund’s ability to meet redemption requests or other obligations.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Information, including financial information, about companies in emerging markets may be less available and reliable which can impede a Fund’s ability to evaluate companies in emerging markets. In addition, the taxation

85

systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. If an international body (such as the United Nations) or a sovereign state (such as the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund.

Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. Such government intervention could cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings. Greater governmental control could also require repatriation of sales proceeds. The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. This may include limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB registered accounting firms located in certain emerging market countries (especially China); restricting the ability of U.S authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies. A Fund's investments in securities of emerging market countries or issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in emerging market countries described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

● Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

● Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expenses to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

86

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrowers may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect a Fund’s performance. To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may then have to sell its floating rate loans or other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders and may be adversely impacted. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

● Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of the relevant foreign market. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Foreign countries may also have different auditing standards than the U.S. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the

87

Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. A Fund's investments in securities of foreign issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in securities of foreign issuers and securities of companies with significant foreign exposure described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Among the foreign markets in which a Fund may invest includes those countries who are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expulsed from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues are not known but could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

● Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Growth Companies Risk: Growth companies are companies that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk due to fewer market participants (buyers/sellers of these assets) and less capital available to market makers (broker-dealers) as compared to higher rated securities, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities. Non-investment grade debt instruments may include securities that are stressed, distressed or in default and are subject to credit risk.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because a Fund will concentrate in the securities of a particular industry or group of industries, such Fund will perform poorly during a downturn in that industry or group of industries.

● Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an IPS, a Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. The use of derivatives by certain Funds to gain exposure to inflation-indexed debt securities subjects such Funds to this risk.

88

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Interest rates are at historic lows. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns. It remains likely that the U.S. will be in a low interest rate environment for several years. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

● Japan Risk: A Fund that has principal exposure to investments (both directly and indirectly) involving Japan may be impacted by social, economic and political conditions impacting Japan, including governmental policies, currency fluctuations, international relationships, public health risks, natural disasters and other risks. In recent years the economic growth rate in Japan has remained relatively low and may remain low or even negative in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. A significant portion of Japan’s trade is conducted with and is dependent on the United States as well as developing and emerging market nations (especially China), and thus Japan’s economy may be influenced by economic, political or social instability in other countries. In particular, strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. Japan is an island nation that has limited natural resources and thus is heavily dependent on oil imports; higher commodity prices could therefore have a negative impact on its economy.

● Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. Large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Leverage Risk: A Fund’s investment in forwards commitments, futures contracts, options or swap agreements or engagement in short sales or reverse repurchase transactions as a principal investment strategy gives rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment. The Manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of a Fund’s financial exposure in accordance with applicable law. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority, which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

While various regulators and industry groups are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the

89

security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization (also known as “medium capitalization”) companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

● Models and Data Risk: Given the complexity of the investments and strategies of a Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the sub-adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Quantitative models used by the sub-adviser also may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable a Fund to achieve its investment goal.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the sub-adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The sub-adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the sub-adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, losses may result. The sub-adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable a Fund to achieve its investment objective.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid.

90

o Extension Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and making any Fund holding such securities more volatile. This is because when interest rates rise, the issuer of a security held by a Fund may make principal payments on that security on a delayed basis. Such delayed principal payments decrease the value of the security. In addition, as payments are received later than agreed upon, a Fund may miss or postpone the opportunity to reinvest in higher yielding investments.

o Interest Rate Risk – When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities.

o Subprime Risk – Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, holdings in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk.

o Prepayment Risk – In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates.

o Call Risk – Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining.

o  U.S. Government Securities Risk – Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk.

o Issuer Risk – Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies.

o Stripped Mortgage-Related Securities Risk – Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

● Non-Diversification Risk: A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

● Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose a Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact a Fund. Changing interest rates and credit quality requirements for borrowers and tenants may also affect the cash flow of REITs and REOCs and their ability to meet capital needs. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

● Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by a Fund to repurchase the security at a stated price, date and interest payment. These transactions typically create leverage risk, which increases a Fund’s investment risk, and subjects a Fund to the credit risk of the counterparty. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. Reverse repurchase agreements further involve the risk that the market value of securities purchased by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase.

91

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, a Fund may be more adversely impacted by price volatility than funds with a greater number of holdings.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. By investing in these companies, a Fund is exposed to these risks. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Underlying Fund Risk: The Funds in this Prospectus each serve as an underlying fund (“Underlying Fund”) of the Portfolio Optimization Funds, which are each a “fund of funds.” As a result, a significant percentage of an Underlying Fund’s outstanding shares may be held by the Portfolio Optimization Funds, and a change in asset allocation by the Portfolio Optimization Funds could result in large redemptions out of the Underlying Fund, causing potential increases in expenses to the Underlying Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market. These companies may be subject to lower price volatility than companies considered to be “growth” companies. In value investing, the principal belief is that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A portfolio manager’s processes for determining value will vary. There is a risk that a portfolio manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

Additional Information About Certain Ancillary Risks

The following provides information about certain ancillary risks of the Funds. While the likelihood of these risks adversely affecting the Funds’ net asset value, yield and/or total return under normal circumstances is lower than the Funds’ principal risks, they could nevertheless negatively impact Fund performance should the situations described below materialize.

● Active and Frequent Trading Risk: All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. In addition, asset allocation changes may result in the purchase and sale of Fund securities, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance.

● Cybersecurity Risk: The Fund's and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, ransom, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Fund's investments, accounting and valuation systems, or compliance testing systems used to monitor the Fund's investments. These events could result in losses to the Funds and Fund shareholders and disrupt the Fund's day-to-day operations and the portfolio management of the Funds, as well as damage the conduct of business among the Funds, Fund shareholders, the Fund's service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity

92

risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

● Investment Style Risk: Each Fund has its own investment style or overall investment strategy (e.g., large-capitalization growth investment style). A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

● Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

● Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

● Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

● Price Volatility Risk: The values of all of a Fund’s investments have the potential to be volatile. Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a fund that invests in more volatile investments may see its price also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

● Redemption Risk: A Fund could experience a loss when selling securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

● Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is more broadly defined than an industry classification). If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report or semi-annual report, which can be obtained as described on the back cover of this Prospectus.

93

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional information about the “Fees and Expenses of the Fund” in the Fund Summaries section of this Prospectus.

Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund. Your actual cost of investing in a Fund may be higher than the total expenses shown in the “Fees and Expenses of the Fund” section for a variety of reasons, for example, if average net assets decrease. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

The Acquired Fund Fees and Expenses line item in a Fund’s Annual Fund Operating Expenses table reflects a Fund’s pro-rata share of fees and expenses incurred indirectly as a result of its ownership in other investment companies (registered and unregistered) for the relevant fiscal period shown in the table. These investment companies may include other mutual funds, exchange-traded funds, business development companies and closed-end funds. Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which more accurately reflect a Fund’s direct operating expenses.

Operating expenses paid by each Fund include the costs of administration services and external accounting and sub-administration services for the Funds. Each Fund also pays PLFA to provide investment advisory services. PLFA, in turn, pays part of its fee to the Managers.

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes, but is not limited to, the expenses of external audit, accounting, tax, custody, legal, and pricing and valuation services; regulatory documents (preparation, printing and mailing); repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); and expenses for the 0.15% administration fee paid to Pacific Life Insurance Company (“Pacific Life” or the “Administrator”) as an annual percentage of average daily net assets for each Fund. The administration fee is for procuring or providing administration, transfer agency and sub-transfer agency, shareholder and support services (such as internal legal, compliance and accounting services).

Certain Funds may disclose “interest expense” as part of the Other Expenses line item in the Fund’s Annual Fund Operating Expenses table. Interest expense results from a Fund’s use of investments that are considered to be a form of borrowing or financing for the Fund, such as reverse repurchase agreements, sale-buyback financing transactions, or short sales. The level of interest expense incurred by a Fund will vary based on the Fund’s use of these investments as an investment strategy in seeking to achieve the Fund’s investment goal. Interest expense may also result from a Fund’s use of its line of credit and/or custodian from overdraft fees. Without including interest expense, the annual fund operating expense for the fiscal year ended March 31, 2021 (after expense reductions) would have been 0.68% for Pacific Funds Floating Rate Income (Class P shares) and 0.55% for PF Inflation Managed Fund. For more information on these annual fund operating expenses, see the Financial Highlights table for this Fund and related footnotes, which are included in this Prospectus from the Trust’s annual report for the fiscal year ended March 31, 2021.

Operating Expense Reimbursements

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets as described in the Annual Fund Operating Expenses table for each Fund. To the extent these operating expenses exceed the annual rate for a Fund, thus triggering the reimbursement provisions in the expense limitation agreement for that Fund as described in its Annual Fund Operating Expenses tables, the effect of the expense reimbursement is shown in the Annual Fund Operating Expenses table for that Fund. Those Funds where these operating expenses do not exceed the annual rate do not show the effect of an expense reimbursement in their Annual Fund Operating Expenses tables. These operating expenses include but are not limited to: the administration fee paid to Pacific Life; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses. These operating expenses do not include: management fees; distribution and/or service fees, if any; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense limitation agreement. In addition, for any expense reimbursements made, PLFA may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of the recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap.

Fee Waivers

For Funds with a management fee waiver agreement in place, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein.

Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income: PLFA has agreed to waive a portion of its management fee through July 31, 2022 as long as Pacific Asset Management LLC manages these Funds, in the following amounts:

94

1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days prior written notice to PLFA; (iii) upon 90 days written notice by PLFA prior to the beginning of the next one-year term; or (iv) if PLFA’s management fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when the applicable Fund reaches the net asset levels described above and does not include any other advisory fee waivers that are currently in place for a Fund. As of the date of this Prospectus, Pacific Funds Core Income and Pacific Funds Floating Rate Income have reached the first net asset level where portions of the management fee have been waived, and Pacific Funds Floating Rate Income has reached the second net asset level. Thus, as of the date of this Prospectus PLFA is waiving 0.025% of its management fee on net assets above $1 billion through $2 billion for each of these two Funds as well as 0.050% of its management fee on net assets above $2 billion through $3 billion for Pacific Funds Floating Rate Income. There is no guarantee that Pacific Funds Core Income or Pacific Funds Floating Rate Income will continue to achieve an asset level whereby PLFA will waive a portion of its management fee.

OVERVIEW OF CLASS P SHARES

Class P shares of the Underlying Funds are offered at net asset value and are only available for investment by the Portfolio Optimization Funds of the Trust (which are offered in a separate prospectus), PLFA, and certain of its affiliates. Because of this limited availability, only certain information is presented in this Prospectus.

Class P shares of the Funds are continuously offered through the Funds’ principal underwriter, Pacific Select Distributors, LLC (the “Distributor”). The Distributor is an affiliate of PLFA and is also an affiliate of Pacific Life Insurance Company, the Funds’ administrator.

Execution of Your Requests

Purchase and sale requests are executed at the next determined NAV. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of a redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When shares are sold, we will execute the request at the next determined NAV per share.

We normally will pay cash for all Fund shares sold using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. The Trust has also adopted a process under which it may make redemptions-in-kind to shareholders. Redemptions-in-kind are redemptions where some or all of the redemption payment is in securities at their then current market value equal to the redemption price minus any applicable charges. Generally, a pro-rata slice of each security in the portfolio would be allocated to the shareholder to meet the redemption request with any balance paid in cash or other transferable securities.

A pro rata slice of any illiquid holdings or restricted securities would be included if it is reasonable that the redeeming shareholder could hold those securities. Any exceptions granted to this pro-rata methodology would be based on the Trust’s redemption-in-kind policy and require a finding that the proposed non-pro rata distribution is fair and non-discriminatory both to the redeeming shareholder and the respective Fund. When making a redemption payment in cash becomes harmful to remaining shareholders of a Fund, whether during normal or stressed market conditions, redemptions-in-kind may be made. A shareholder receiving a redemption-in-kind will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, a Fund may be forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of the Fund.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

Except for Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value, the Underlying Funds offer Class P shares only. Prior to July 1, 2010, Class A shares were available. The Class A shares of the Underlying Funds were converted to Class P shares on July 1, 2010. Performance information prior to July 1, 2010 pertains to Class A shares and reflects the fees and expenses associated with that share class. Class A, Class C, Class I, Class R6 and Advisor Class shares (as applicable) of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value are offered in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

The performance information presented in the bar charts and the average annual total return tables includes reinvestment of dividends and distributions.

95

Fund Name Changes

PF Small-Cap Growth Fund: Effective May 1, 2020, the Fund changed its name from “PF Developing Growth Fund” and some of its investment policies changed at that time. Prior to October 31, 2016, the Fund was named “PF Small-Cap Growth Fund.”

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US Corporate High-Yield Bond Index measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg Barclays US Treasury Inflation Protected Securities (“TIPS”) Index (also known as Bloomberg Barclays US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark: This composite benchmark combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (“ELMI+”) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The index consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EM”) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

Morgan Stanley Capital International ("MSCI") Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of March 31, 2021, the MSCI Emerging Markets Index consists of the following emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2021, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United

96

Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2021, the MSCI World Index consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-capitalization barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-capitalization segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-capitalization segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-capitalization opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

97

Frank Russell Company and the London Stock Exchange Group companies (together the “Licensor Parties”) are the source and owner of the trademarks, service marks and copyrights related to each Russell® index. No further distribution of a Russell® index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

OTHER FUND INFORMATION

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of the investments of each Fund each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third-party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

Each Fund’s shares are purchased or sold at the Fund’s NAV next calculated after a request to buy or sell shares is received in proper form. However, as noted above, a Fund may pay for a sale, in whole or in part, by a distribution of investments from a Fund, in lieu of cash, in accordance with applicable rules and Trust Procedures.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of a NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

● Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

● Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the

98

value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

● Over-the-Counter (“OTC”) Investments. OTC Investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

● Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

● Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

● Exchange Traded Futures Contracts, Options and Swap Agreements. Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported, are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted anti-market timing policies. The Funds presented in this Prospectus are presently only available for investment by the Portfolio Optimization Funds, PLFA, and certain affiliates. Because of this, no further information is presented regarding the above noted policies.

Dividends and Distributions

Each Fund, except for Pacific Funds Core Income, Pacific Floating Rate Income, and Pacific Funds High Income, intends to distribute substantially all of their net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more frequently if it is advantageous to the specific Fund and to its shareholders. For Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income, dividends on net investment income, if any, are generally declared and paid monthly (other than Pacific Funds Floating Rate Income, which are declared daily and paid monthly) and realized capital gains, if any, are distributed at least annually, although distributions could occur more or less frequently if they are advantageous to the specific Fund and its shareholders.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. The Trust, its Distributor (Pacific Select Distributors, LLC), its Administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

99

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions may be taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Currently, the maximum rate on long-term capital gains and qualified dividends for individual taxpayers is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from the U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax-exempt accounts. Accordingly, a plan participant whose retirement plan invests in a Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 ½.

Distributions of earnings from non-qualifying dividends, income with respect to swaps, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments or swaps will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

A Fund’s transactions in derivatives will be subject to special tax rules, which may result in a higher percentage of the Fund’s distributions being taxed to shareholders at ordinary income rates than if the Fund did not invest in derivatives.

To the extent that a “fund of funds” is invested in an Underlying Fund, net short-term gains (if any) of an Underlying Fund will be distributed as ordinary income to the fund of funds and will not be offset by capital losses of the fund of funds. Capital losses of an Underlying Fund will not offset capital gains of a fund of funds or another Underlying Fund. Losses realized on redemptions from an Underlying Fund may be deferred as wash sales in the event of additional investments made into the Underlying Fund within 30 days before or after the redemption.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

You will generally be subject to tax on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you generally would be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

Distributions of the long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

Fund Organization

Pacific Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust” or “We.” Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund.

100

ABOUT MANAGEMENT

This section provides information about Pacific Life Fund Advisors LLC, the investment adviser to the Trust, and the sub-adviser firms that manage the Funds offered in this Prospectus. Pacific Life Fund Advisors LLC and the sub-advisers are each a “Manager” and together the “Managers.”

PLFA

Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to the review of the Trust’s Board, also supervises the management of the Funds. PLFA directly manages the PF Multi-Asset Fund. To manage the investments of the other Underlying Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA has the ultimate responsibility, subject to the review of the Trust’s Board, to oversee and monitor the performance of these sub-advisers and recommends their hiring, termination and replacement.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into, and materially amend, agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of, the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an information statement about the change. PLFA and the Trust have applied for another exemptive order that, if granted, will streamline the information statement notice, contents and delivery and expand the relief to cover affiliated sub-advisers. The exemptive order application also seeks relief from the requirement that Board meetings be conducted in-person under certain circumstances.

Management Fee

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA also uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended March 31, 2021, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this Prospectus, as applicable, is available in the Funds’ annual report for the fiscal year ended March 31, 2021.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/21 (as a percentage of average net assets)
Pacific Funds Core Income	0.50%
Pacific Funds Floating Rate Income	0.64%
Pacific Funds High Income	0.60%
PF Inflation Managed Fund	0.40%
PF Managed Bond Fund	0.39%
PF Short Duration Bond Fund	0.40%
PF Emerging Markets Debt Fund	0.77%
Pacific Funds Small/Mid-Cap	0.75%
Pacific Funds Small-Cap	0.75%
Pacific Funds Small-Cap Value	0.75%
PF Growth Fund	0.55%
PF Large-Cap Value Fund	0.65%
PF Multi-Asset Fund	0.35%
PF Small-Cap Growth Fund	0.60%
PF Small-Cap Value Fund	0.75%
PF Emerging Markets Fund	0.80%
PF International Large-Cap Fund	0.84%
PF International Small-Cap Fund	0.85%

101

Fund	Management Fee Paid for Fiscal Year Ended 3/31/21 (as a percentage of average net assets)
PF International Value Fund	0.65%
PF Real Estate Fund	0.75%

The table that follows provides information about each management firm and individual team members responsible for making investment decisions for the Funds (i.e., portfolio managers), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and information about the portfolio manager’s ownership of securities in the Fund(s) (if any). The portfolio managers for a Fund may change at the Manager’s discretion.

AllianceBernstein L.P.

501 Commerce Street, Nashville, Tennessee 37203

AllianceBernstein L.P. (“AB”) is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. As of March 31, 2021, AB’s total assets under management were approximately $697 billion.

PF SMALL-CAP VALUE FUND
James MacGregor, CFA

Chief Investment Officer of AB’s small and mid-cap value equities since 2009. Mr. MacGregor began his investment career in 1994 and has a BA from McGill University, an MSc from the London School of Economics, and an MBA from the University of Chicago.

Erik Turenchalk, CFA

Portfolio Manager of AB’s US small and mid-cap equities since January 2020, served as Senior Research Analyst of AB’s small and mid-cap value team from 2012 to 2019, and Global Industrial Sector Leader of AB from 2017 to 2019. Mr. Turenchalk began his investment career in 1999 and has a BS from the University of Connecticut.

Ashmore Investment Management Limited

61 Aldwych, London, United Kingdom, WC2B 4AE

Ashmore Investment Management Limited (“Ashmore”), registered with the U.S. Securities and Exchange Commission, is indirectly wholly-owned by Ashmore Group plc, a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of March 31, 2021, Ashmore Group plc’s total assets under management, including pooled vehicles and accounts located outside the United States, were approximately $83.6 billion.

PF EMERGING MARKETS DEBT FUND

Investment decisions for the Fund are made on a collective basis by Ashmore’s investment committee (which is comprised of the individuals listed below), together with other members of the portfolio management team.

Mark Coombs

Chief Executive Officer of Ashmore since inception of the firm and the Chairman of Ashmore’s Investment Committee since 1992. Mr. Coombs is also currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). He began his investment career in 1981 and has an MA from Cambridge University.

Ricardo Xavier

Senior Portfolio Manager of Ashmore since 2003, Ashmore’s Head of Local Currency and the Deputy Chairman of Ashmore’s Investment Committee since 2014. Mr. Xavier has geographic responsibility for Latin America, and product responsibility for local currencies, local currency debt and related derivatives. He began his investment career in 1992 and has a bachelor’s degree from Fundação Armando Alvares Penteado, Sao Paulo.

Herbert Saller

Senior Portfolio Manager of Ashmore, Ashmore’s Head of External Debt since 2009, and a member of Ashmore’s Investment Committee since he joined Ashmore in 2002. He began his investment career in 1988 and has a business management degree from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest

Senior Portfolio Manager of Ashmore since 2006, Ashmore’s Head of Corporate Debt since 2006, and a member of Ashmore’s Investment Committee since 2012. He began his investment career in 1993 and has a BA from Oxford University.

102

ClearBridge Investments, LLC

620 Eighth Avenue, New York, New York 10018

ClearBridge Investments, LLC (“ClearBridge”) is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of March 31, 2021, ClearBridge’s total assets under management were approximately $184.0 billion.

PF LARGE-CAP VALUE FUND
Robert Feitler	Managing Director of ClearBridge since 2005. He began his investment career in 1995 and has a BA from Haverford College and an MBA from the University of Wisconsin.
Dmitry Khaykin

Managing Director of ClearBridge since 2008. He began his investment career in 1994 and has a BA from New York University and an MBA from The Wharton School of Business at the University of Pennsylvania.

Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco Advisers, Inc. (“Invesco”) is a registered investment adviser and is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of March 31, 2021, Invesco Ltd. had approximately $1.4 trillion in assets under management.

PF EMERGING MARKETS FUND
Justin M. Leverenz, CFA

Portfolio Manager of Invesco and/or its affiliates since May 2019, Director of Oppenheimer’s emerging markets equities since 2013, Senior Vice President of Oppenheimer since 2009, Portfolio Manager of Oppenheimer since 2007. He began his investment career in 1993 and has a BA and an MA from the University of California, San Diego.

J.P. Morgan Investment Management Inc.

383 Madison Avenue, New York, New York 10179

J.P. Morgan Investment Management Inc. (“JPMorgan”) manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of March 31, 2021, JPMorgan’s, including all advisory affiliates’, total assets under management were approximately $2.4 trillion.

PF MANAGED BOND FUND
Richard Figuly

Managing Director of JPMorgan since 2014, head of core fixed income strategy within JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group since 2019 and Portfolio Manager since 1998. He began his investment career in 1993 and has a BS from The Ohio State University.

Steven Lear, CFA

Managing Director of JPMorgan since 2008, U.S. Chief Investment Officer within JPMorgan’s GFICC group since 2019 and Portfolio Manager of the JPMorgan core bond fund since 2021. He began his investment career in 1980 and has a BA from The University of Western Ontario and an M.B.A. from the University of California, Berkeley.

Justin Rucker, CFA

Executive Director of JPMorgan since 2013, Portfolio Manager of the JPMorgan core bond fund since 2019, Member of GFICC and a Portfolio Manager responsible for managing other JPMorgan institutional taxable bond portfolios since 2006. He began his investment career in 1999 and has a BS from the University of Dayton and an M.B.A. from Capital University.

Massachusetts Financial Services Company, doing business as MFS Investment Management

111 Huntington Avenue, Boston, Massachusetts 02199

MFS Investment Management (“MFS”), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2021, total assets under management of MFS and its advisory affiliates were approximately $625 billion.

PF GROWTH FUND
Eric Fischman, CFA

Investment Officer and Portfolio Manager of MFS since 2002. He began his investment career in 1999 and has a BA from Cornell University, a JD from Boston University, and an MBA from Columbia University.

Paul Gordon	Investment Officer of MFS since 2004 and Portfolio Manager of MFS since 2011. He began his investment career in 2001 and has a BS from Babson College.
Bradford Mak

Investment Officer and Portfolio Manager of MFS since 2020 and a U.S. technology sector team leader of MFS from 2016 to 2019. He began his investment career in 2003 and has a BA from Brown University and an MBA from Harvard University.

103

PF SMALL-CAP GROWTH FUND
Michael Grossman	Investment Officer of MFS since 2005 and Portfolio Manager of MFS since 2013. He began his investment career in 1999 and has a BA from the University of Pennsylvania and an MBA from Boston College.
PF INTERNATIONAL LARGE-CAP FUND
Filipe Benzinho

Investment Officer of MFS since 2009 and Portfolio Manager of MFS since 2016. He began his investment career in 2009 and has an undergraduate degree from Instituto Superior de Ciencias do Trabalho e da Empresa and an MBA from Harvard Business School.

Daniel Ling, CFA	Investment Officer and Portfolio Manager of MFS since 2009. He began his investment career in 1999 and has a BA from Nanyang Technological University.
Pacific Asset Management LLC

840 Newport Center Drive, 7th Floor, Newport Beach, California 92660

Pacific Asset Management LLC (“Pacific Asset Management”) is a registered investment adviser that provides investment services to a variety of clients. As of March 31, 2021, Pacific Asset Management’s total assets under management were approximately $15.3 billion.

PACIFIC FUNDS CORE INCOME
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities ("ABS"). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from the Emory University.

PACIFIC FUNDS FLOATING RATE INCOME
J.P. Leasure

Senior Managing Director and Portfolio Manager of Pacific Asset Management since 2007. In addition to serving as a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing REITs for Pacific Asset Management. He began his investment career in 1995 and has a BA from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

PACIFIC FUNDS HIGH INCOME
Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

104

C. Robert Boyd

Senior Managing Director of Pacific Asset Management since 2017 and Portfolio Manager of Pacific Asset Management since 2014. Mr. Boyd has responsibility for overseeing all credit research activities for Pacific Asset Management. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the leisure sector. Prior to joining Pacific Asset Management, he was a vice president, Credit Analyst and Bank Loan Portfolio Manager at PIMCO since 1998. He began his investment career in 1998 and has a BA from California State University, Long Beach and an MBA from the University of Southern California.

PF MULTI-ASSET FUND
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities ("ABS"). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from the Emory University.

Pacific Investment Management Company LLC

650 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (“PIMCO”) specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. PIMCO and its affiliates managed $2.2 trillion in assets, including $1.6 trillion in third-party client assets as of March 31, 2021.

PF INFLATION MANAGED FUND
Stephen Rodosky

Managing Director of PIMCO since 2010 and Portfolio Manager of PIMCO since 2001. He began his investment career in 1995 and holds an MS from Illinois Institute of Technology and BA from Villanova University.

Daniel He

Executive Vice President of PIMCO since 2020 and Portfolio Manager of PIMCO since 2011. Mr. He is a member of the liquid products group specializing in real return and mortgage-backed securities and serves as a member of PIMCO’s Americas portfolio committee He began his investment career in 2006 and holds an MBA from the University of Chicago Booth School of Business, and an MS and BS from the National University of Singapore.

PF MANAGED BOND FUND
Scott A. Mather

Chief Investment Officer for PIMCO’s U.S. core strategies since 2014, Managing Director of PIMCO since 2004 and Portfolio Manager of PIMCO since 1998. He began his investment career in 1994 and has an MS and a BS from the University of Pennsylvania.

Mark R. Kiesel

Chief Investment Officer for PIMCO’s global credit since 2014, Managing Director of PIMCO since 2009 and Portfolio Manager of PIMCO since 2002. He began his investment career in 1992 and has a BS from the University of Michigan and an MBA from the University of Chicago’s Graduate School of Business.

Mohit Mittal

Managing Director of PIMCO since 2014 and Portfolio Manager of PIMCO since 2007. Mr. Mittal manages PIMCO’s investment grade credit, total return and unconstrained bond portfolios and is a member of the PIMCO’s Americas Portfolio Committee. He began his investment career in 2006 and holds an MBA from the Wharton School of the University of Pennsylvania and BS from the Indian Institute of Technology (IIT) in Delhi, India.

105

Pacific Life Fund Advisors LLC
700 Newport Center Drive, Newport Beach, California 92660 Pacific Life Fund Advisors LLC (“PLFA”) is the investment adviser to the Trust.
PF MULTI-ASSET FUND
Howard T. Hirakawa, CFA

Senior Vice President of Pacific Life and PLFA since 2014, Vice President of Pacific Select Fund and Pacific Funds since 2006, and Portfolio Manager since 2003. Mr. Hirakawa is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. He began his investment career in 1999 and has a BS from San Diego State University and an MBA from Claremont Graduate School.

Carleton J. Muench, CFA

Vice President of Pacific Life and PLFA since 2014, Vice President of Pacific Funds and Assistant Vice President of Pacific Select Fund since 2006, and Portfolio Manager since 2006. Mr. Muench is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. He began his investment career in 1998 and has a BS and an MS from Northeastern University.

Max Gokhman, CFA

Assistant Vice President of Pacific Life and Assistant Vice President of asset allocation of PLFA since 2016, and Portfolio Manager of PLFA since 2015. Mr. Gokhman is responsible for managing the asset allocation process as well as developing asset class views and market outlooks for Pacific Funds and Pacific Select Fund. He began his investment career in 2006 and has a BA from Claremont McKenna College.

Samuel S. Park

Director of Pacific Life and Director of Fundamental Research of PLFA since 2017, and Portfolio Manager since 2013. Mr. Park is responsible for managing the asset allocation function related to Pacific Funds and Pacific Select Fund. He began his investment career in 1999 and has a BA from Boston University.

Edward Sheng, PhD, CFA, CAIA

Portfolio Manager of PLFA since 2021, Director of Pacific Life and Director of Quantitative Research of PLFA since 2018 and Quantitative Researcher of PLFA since 2016. Mr. Sheng is responsible for designing advanced quantitative models that help guide the asset allocation decisions for Pacific Funds and Pacific Select Fund. He is also responsible for strategic asset allocation investment decisions. He began his investment career in 2013 and has a Ph.D. from Arizona State University, an MS from the University of California, Los Angeles, and a BS from Nanjing University.

Jordan D. Fettman, CFA, CAIA

Director of Pacific Life and Director of Portfolio Construction & Manager Research of PLFA since 2021, Portfolio Manager of PLFA since 2021 and Investment Consultant of PLFA since 2017. Prior to joining PLFA, Mr. Fettman was the Director of Foreign Exchange at Beach Point Capital Management from 2015 to 2017. He is responsible for overseeing the external investment management platforms for the Pacific Funds and Pacific Select Fund. He began his investment career in 2007 and has an MBA from UCLA Anderson’s School of Management and a BBA from the University of Colorado.

Principal Real Estate Investors LLC

711 High Street, Des Moines, Iowa 50392

Principal Real Estate Investors LLC (“Principal REI”) manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. As of March 31, 2021, Principal REI and its affiliates had total assets under management of approximately $90.3 billion.

PF REAL ESTATE FUND
Keith Bokota, CFA	Portfolio Manager of Principal REI since 2007. He began his investment career in 2005 and has a BA from Georgetown University.
Anthony Kenkel, CFA	Portfolio Manager of Principal REI since 2005. He began his investment career in 1997 and has a BA from Drake University and MBA from the University of Chicago.
Kelly D. Rush, CFA	Portfolio Manager of Principal REI since 2000. He began his investment career in 1984 and has a BA and MBA from the University of Iowa.

106

QS Investors, LLC

880 Third Avenue, New York, New York 10022

QS Investors, LLC (“QS Investors”) is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of March 31, 2021, the total assets under management for QS Investors were approximately $19.2 billion.

Franklin Advisers, Inc. (“Franklin Advisers”), a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc., will replace QS Investors as sub-adviser to the Fund on or about August 7, 2021; thereafter, the portfolio managers listed below will continue to manage the PF International Small-Cap Fund as employees of Franklin Advisers, located at 880 Third Avenue, New York, New York 10022. Franklin Advisers is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of March 31, 2021, the total assets under management for Franklin Resources and its affiliates were approximately $1.5 trillion.

PF INTERNATIONAL SMALL-CAP FUND	This Fund is managed by QS Investors’ Portfolio Management Group.
Christopher W. Floyd, CFA	Portfolio Manager of QS Investors since 2014. He began his investment career in 1999 and has a BA from Dartmouth College and an MBA from Cornell University.
Joseph S. Giroux	Portfolio Manager of QS Investors since 2014. He began his investment career in 1993 and has a BS and an MS from New England Institute of Technology.
Rothschild & Co Asset Management US Inc.

1251 Avenue of the Americas, New York, New York 10020

Rothschild & Co Asset Management US Inc. (“Rothschild & Co”) is a registered investment adviser and has provided investment advisory services to individual and institutional accounts since 1962. As of March 31, 2021, Rothschild & Co’s, including all advisory affiliates’, total assets under management were approximately $9.6 billion.

PACIFIC FUNDS SMALL/MID-CAP PACIFIC FUNDS SMALL-CAP PACIFIC FUNDS SMALL-CAP VALUE
Tina Jones, CFA	Chief Investment Officer of Rothschild & Co since 2019, Portfolio Manager of Rothschild & Co since 2000. She began her investment career in 1995 and has a BA from the University of Pennsylvania.
Joseph Bellantoni, CFA

Managing Director of Rothschild & Co since 1997, Portfolio Manager of Rothschild & Co since 1997. He began his investment career in 1997 and has a BS from Fordham University and an MBA from Fordham University.

Douglas J. Levine, CFA	Managing Director of Rothschild & Co since 2007, Portfolio Manager of Rothschild & Co since 2007. He began his investment career in 1996 and has a BS from Pennsylvania State University.
Michael Kehoe

Managing Director of Rothschild & Co since 2015, Portfolio Manager of Rothschild & Co since 2015, and Senior Research Analyst of Rothschild & Co since 2008. He began his investment career in 2000 and has a BA from the University of Pennsylvania and an MBA from Yale University.

Eric Fraser

Director of Rothschild & Co since 2018, Portfolio Manager of Rothschild & Co since 2019, and a Research Analyst of Rothschild & Co since 2014. He began his investment career in 2005 and has a BA from Middlebury College.

Bradley Hunnewell, CFA

Director of Rothschild & Co since 2019 and a Portfolio Manager of Rothschild & Co since 2019. Prior to joining Rothschild & Co, Mr. Hunnewell was a Senior Equity Analyst and Portfolio Manager at Rockefeller Capital Management from 2009 to 2019. He began his investment career in 2009 and has a BS from Trinity College and an MBA from Columbia Business School.

107

T. Rowe Price Associates, Inc.

100 East Pratt Street, Baltimore, Maryland, 21202

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (“T. Rowe Price”) and its affiliates manage individual and institutional investor accounts. As of March 31, 2021, T. Rowe Price’s total assets under management, including its affiliates’, were approximately $1.52 trillion.

PF SHORT DURATION BOND FUND
Michael F. Reinartz, CFA

Vice President of T. Rowe Price Group, Inc. since 2013, Vice President of T. Rowe Price since 2010, and Portfolio Manager in T. Rowe Price’s fixed income division since 2012. Mr. Reinartz is a member of T. Rowe Price’s U.S. taxable low duration team since 2015 as well as a Portfolio Manager in T. Rowe Price’s short-term bond fund and limited-term bond portfolio since 2015. He has over 21 years of investment experience and has a BS from Towson University.

He is assisted by one of T. Rowe Price’s investment advisory committees.

Wellington Management Company LLP

280 Congress Street, Boston, Massachusetts 02210

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership. Wellington is a global asset management firm that provides investment services to financial intermediaries, employee benefit plans, endowments, foundations, and other institutions. Founded in 1929. Wellington has provided investment services for more than 90 years. As of March 31, 2021, Wellington and its investment advisory affiliates’ total assets under management were approximately $1.3 trillion.

PF INTERNATIONAL VALUE FUND
Andrew M. Corry, CFA

Senior Managing Director of Wellington since 2015, and Equity Portfolio Manager of Wellington since 2011. He began his investment career in 1989 and has a BA from Gettysburg College and an MBA from the University of Chicago.

James H. Shakin, CFA	Senior Managing Director of Wellington since 2001, and Equity Portfolio Manager of Wellington since 2006. He began his investment career in 1986 and has a BS from the University of Pennsylvania.
Western Asset Management Company, LLC

385 East Colorado Boulevard, Pasadena, California 91101

Western Asset Management Company, LLC (“Western Asset”) operates from offices in California and New York. Western Asset is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of March 31, 2021, Western Asset, together with its other affiliated investment advisory entities, had total assets under management of approximately $476.3 billion.

PF MANAGED BOND FUND
S. Kenneth Leech	Chief Investment Officer of Western Asset since 1990. Mr. Leech has over 38 years of investment experience and has a BA, a BS, and an MBA from The Wharton School at the University of Pennsylvania.
Mark. S. Lindbloom	Portfolio Manager of Western Asset since 2005. He began his investment career in 1978 and has a BS from Rider University and an MBA from Pace University.
John L. Bellows, CFA	Portfolio Manager of Western Asset since 2012. He began his investment career in 2009 and has a BA from Dartmouth College and a PhD from the University of California, Berkeley.
Frederick R. Marki, CFA	Portfolio Manager of Western Asset since 2005. He began his investment career in 1983 and has a BS from the Massachusetts Institute of Technology.
Julien A. Scholnick, CFA	Portfolio Manager of Western Asset since 2003. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from Cornell University.

108

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual report for the fiscal year ended March 31, 2021. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this Prospectus.

Because Class P shares of Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value have not yet commenced operations at the fiscal year ended March 31, 2021, no financial highlights are available for this share class of these Funds; instead, the Financial Highlights table contains information on the Advisor Class shares for these Funds.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, business development companies and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

109

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3) (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income
Class P
4/1/2020 - 3/31/2021	$10.64	$0.26	$0.67	$0.93	($0.26)	($0.08)	($0.34)	$11.23	0.73%	0.55%		2.25%	8.68%	$46,122	102%
4/1/2019 - 3/31/2020	10.56	0.33	0.08	0.41	(0.33)	-	(0.33)	10.64	0.73%	0.55%		3.00%	3.80%	31,831	70%
4/1/2018 - 3/31/2019	10.49	0.37	0.07	0.44	(0.37)	-	(0.37)	10.56	0.73%	0.55%		3.52%	4.29%	40,570	93%
4/1/2017 - 3/31/2018	10.55	0.31	(0.07)	0.24	(0.30)	-	(0.30)	10.49	0.72%	0.60%		2.87%	2.29%	66,750	91%
4/1/2016 - 3/31/2017	10.49	0.30	0.06	0.36	(0.30)	-	(0.30)	10.55	0.73%	0.70%		2.86%	3.46%	122,260	82%
Pacific Funds Floating Rate Income
Class P
4/1/2020 - 3/31/2021	$8.81	$0.37	$0.92	$1.29	($0.37)	$-	($0.37)	$9.73	0.91%	0.72	%(7)	3.93%	14.85%	$9,560	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	-	(0.49)	8.81	0.91%	0.72%		4.95%	(6.49%)	7,900	116%
4/1/2018 - 3/31/2019	10.14	0.53	(0.25)	0.28	(0.52)	-	(0.52)	9.90	0.89%	0.71%		5.22%	2.87%	32,176	122%
4/1/2017 - 3/31/2018	10.16	0.44	(0.02)	0.42	(0.44)	-	(0.44)	10.14	0.88%	0.76%		4.36%	4.20%	64,557	158%
4/1/2016 - 3/31/2017	9.76	0.45	0.38	0.83	(0.43)	-	(0.43)	10.16	0.89%	0.87%		4.43%	8.56%	78,660	168%
Pacific Funds High Income
Class P
4/1/2020 - 3/31/2021	$8.66	$0.53	$1.59	$2.12	($0.54)	$-	($0.54)	$10.24	0.88%	0.70%		5.38%	24.91%	$146,345	66%
4/1/2019 - 3/31/2020	9.98	0.54	(1.33)	(0.79)	(0.53)	-	(0.53)	8.66	0.88%	0.70%		5.36%	(8.46%)	120,807	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	-	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	113,317	64%
4/1/2017 - 3/31/2018	10.20	0.52	(0.02)	0.50	(0.56)	-	(0.56)	10.14	1.06%	0.73%		5.04%	4.92%	68,844	72%
4/1/2016 - 3/31/2017	9.36	0.49	0.93	1.42	(0.58)	-	(0.58)	10.20	0.95%	0.80%		5.04%	15.47%	10,554	61%
PF Inflation Managed Fund
Class P
4/1/2020 - 3/31/2021	$9.12	$0.14	$0.79	$0.93	($0.17)	$-	($0.17)	$9.88	0.85%	0.61	%(7)	1.41%	10.19%	$32,982	199%
4/1/2019 - 3/31/2020	8.81	0.25	0.18	0.43	(0.12)	-	(0.12)	9.12	1.25%	1.08%		2.76%	4.94%	20,950	249%
4/1/2018 - 3/31/2019	8.88	0.16	0.05	0.21	(0.28)	-	(0.28)	8.81	1.15%	1.07%		1.86%	2.50%	40,949	126%
4/1/2017 - 3/31/2018	8.92	0.27	(0.19)	0.08	(0.12)	-	(0.12)	8.88	1.06%	0.94%		3.08%	0.87%	75,772	108%
4/1/2016 - 3/31/2017	8.73	0.29	(0.10)	0.19	-	-	-	8.92	0.98%	0.80%		3.35%	2.18%	13,130	194%
PF Managed Bond Fund
Class P
4/1/2020 - 3/31/2021	$11.03	$0.20	$0.34	$0.54	($0.16)	($0.50)	($0.66)	$10.91	0.66%	0.55%		1.76%	4.69%	$562,319	492%
4/1/2019 - 3/31/2020	10.56	0.32	0.41	0.73	(0.14)	(0.12)	(0.26)	11.03	0.82%	0.73%		2.93%	6.89%	386,833	512%
4/1/2018 - 3/31/2019	10.58	0.31	0.03	0.34	(0.36)	-	(0.36)	10.56	0.72%	0.63%		3.02%	3.43%	497,359	520%
4/1/2017 - 3/31/2018	10.67	0.29	0.05	0.34	(0.42)	(0.01)	(0.43)	10.58	0.64%	0.57%		2.63%	3.29%	598,676	364%
4/1/2016 - 3/31/2017	10.57	0.26	0.10	0.36	(0.15)	(0.11)	(0.26)	10.67	0.64%	0.56%		2.39%	3.42%	742,216	372%
PF Short Duration Bond Fund
Class P
4/1/2020 - 3/31/2021	$9.77	$0.16	$0.47	$0.63	($0.26)	$-	($0.26)	$10.14	0.66%	0.55%		1.61%	6.47%	$97,529	98%
4/1/2019 - 3/31/2020	9.93	0.24	(0.14)	0.10	(0.26)	-	(0.26)	9.77	0.65%	0.55%		2.38%	0.97%	122,280	109%
4/1/2018 - 3/31/2019	9.79	0.23	0.07	0.30	(0.16)	-	(0.16)	9.93	0.64%	0.55%		2.34%	3.05%	155,358	164%
4/1/2017 - 3/31/2018	9.88	0.15	(0.09)	0.06	(0.15)	-	(0.15)	9.79	0.63%	0.55%		1.56%	0.65%	112,269	67%
4/1/2016 - 3/31/2017	9.84	0.12	0.01	0.13	(0.09)	-	(0.09)	9.88	0.68%	0.55%		1.16%	1.36%	167,639	233%
PF Emerging Markets Debt Fund
Class P
4/1/2020 - 3/31/2021	$7.18	$0.34	$1.16	$1.50	($0.43)	$-	($0.43)	$8.25	1.18%	0.92%		4.09%	20.47%	$61,478	89%
4/1/2019 - 3/31/2020	9.17	0.51	(2.02)	(1.51)	(0.48)	-	(0.48)	7.18	1.14%	0.92%		5.64%	(17.58%)	87,623	73%
4/1/2018 - 3/31/2019	9.37	0.47	(0.54)	(0.07)	(0.13)	-	(0.13)	9.17	1.09%	0.93%		5.37%	(0.61%)	71,599	60%
4/1/2017 - 3/31/2018	9.39	0.51	0.30	0.81	(0.83)	-	(0.83)	9.37	1.11%	0.94%		5.28%	8.76%	85,758	68%
4/1/2016 - 3/31/2017	9.14	0.72	0.58	1.30	(1.05)	-	(1.05)	9.39	1.10%	0.94%		7.58%	14.88%	42,614	75%

See explanation of references on A-3 to A-4
A-1

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3) (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small/Mid-Cap
Advisor Class
4/1/2020 - 3/31/2021	$9.58	($0.01)	$8.05	$8.04	($0.05)		$-	($0.05)	$17.57	1.00%	0.95%	(0.08%)	84.04%	$312,981	64%
4/1/2019 - 3/31/2020	13.11	0.03	(3.50)	(3.47)	(0.06)		-	(0.06)	9.58	1.12%	0.98%	0.22%	(26.61%)	214,344	36%
4/1/2018 - 3/31/2019	13.28	0.02	0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.11	1.23%	1.05%	0.13%	1.50%	328,171	33%
4/1/2017 - 3/31/2018	11.94	0.00 (6)	1.35	1.35	-		(0.01)	(0.01)	13.28	1.26%	1.05%	(0.03%)	11.34%	176,897	23%
4/1/2016 - 3/31/2017	9.92	0.01	2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.46%	1.05%	0.06%	20.73%	70,260	45%
Pacific Funds Small-Cap
Advisor Class
4/1/2020 - 3/31/2021	$8.71	($0.02)	$7.64	$7.62	($0.01)		$-	($0.01)	$16.32	1.65%	0.95%	(0.15%)	87.51%	$11,402	75%
4/1/2019 - 3/31/2020	12.32	0.00 (6)	(3.57)	(3.57)	(0.04)		-	(0.04)	8.71	1.48%	0.98%	0.04%	(29.07%)	7,897	42%
4/1/2018 - 3/31/2019	13.04	0.01	(0.07)	(0.06)	(0.01)		(0.65)	(0.66)	12.32	1.47%	1.05%	0.04%	(0.26%)	13,220	56%
4/1/2017 - 3/31/2018	11.90	0.01	1.35	1.36	(0.01)		(0.21)	(0.22)	13.04	1.64%	1.05%	0.09%	11.45%	14,767	62%
4/1/2016 - 3/31/2017	9.68	0.02	2.21	2.23	(0.01)		-	(0.01)	11.90	3.19%	1.05%	0.21%	23.03%	8,265	62%
Pacific Funds Small-Cap Value
Advisor Class
4/1/2020 - 3/31/2021	$6.19	$0.04	$5.47	$5.51	($0.07)		$-	($0.07)	$11.63	1.61%	0.95%	0.48%	89.25%	$13,750	87%
4/1/2019 - 3/31/2020	9.16	0.06	(2.94)	(2.88)	(0.09)		-	(0.09)	6.19	1.47%	0.97%	0.66%	(31.79%)	10,018	45%
4/1/2018 - 3/31/2019	11.24	0.06	(0.51)	(0.45)	(0.05)		(1.58)	(1.63)	9.16	1.42%	1.05%	0.55%	(3.51%)	11,664	51%
4/1/2017 - 3/31/2018	11.59	0.05	0.63	0.68	(0.07)		(0.96)	(1.03)	11.24	1.40%	1.05%	0.39%	5.70%	15,511	47%
4/1/2016 - 3/31/2017	9.48	0.05	2.15	2.20	(0.04)		(0.05)	(0.09)	11.59	1.65%	1.05%	0.48%	23.02%	20,617	76%
PF Growth Fund
Class P
4/1/2020 - 3/31/2021	$27.10	($0.08)	$13.51	$13.43	$-		($9.99)	($9.99)	$30.54	0.78%	0.70%	(0.24%)	50.42%	$179,183	32%
4/1/2019 - 3/31/2020	27.18	(0.02)	0.93	0.91	(0.00	)(6)	(0.99)	(0.99)	27.10	0.77%	0.70%	(0.06%)	3.04%	163,575	20%
4/1/2018 - 3/31/2019	25.38	0.00 (6)	3.62	3.62	(0.01)		(1.81)	(1.82)	27.18	0.77%	0.70%	0.01%	14.99%	186,331	28%
4/1/2017 - 3/31/2018	20.94	0.04	5.33	5.37	(0.04)		(0.89)	(0.93)	25.38	0.76%	0.70%	0.16%	25.93%	206,732	34%
4/1/2016 - 3/31/2017	18.82	0.02	2.61	2.63	(0.02)		(0.49)	(0.51)	20.94	0.77%	0.70%	0.12%	14.25%	135,132	43%
PF Large-Cap Value Fund
Class P
4/1/2020 - 3/31/2021	$9.66	$0.14	$4.72	$4.86	($0.17)		($2.04)	($2.21)	$12.31	0.88%	0.80%	1.25%	52.63%	$171,537	29%
4/1/2019 - 3/31/2020	11.95	0.20	(1.62)	(1.42)	(0.17)		(0.70)	(0.87)	9.66	0.87%	0.80%	1.59%	(13.51%)	160,365	28%
4/1/2018 - 3/31/2019	17.14	0.24	0.46	0.70	(0.17)		(5.72)	(5.89)	11.95	0.86%	0.80%	1.55%	5.49%	171,046	43%
4/1/2017 - 3/31/2018	16.60	0.22	0.79	1.01	(0.23)		(0.24)	(0.47)	17.14	0.86%	0.80%	1.27%	6.01%	154,943	7%
4/1/2016 - 3/31/2017	14.78	0.22	2.11	2.33	(0.20)		(0.31)	(0.51)	16.60	0.86%	0.80%	1.40%	15.88%	433,551	21%
PF Small-Cap Growth Fund
Class P
4/1/2020 - 3/31/2021	$14.19	($0.06)	$12.31	$12.25	($0.01)		($4.74)	($4.75)	$21.69	0.91%	0.75%	(0.27%)	89.21%	$63,555	139%
4/1/2019 - 3/31/2020	18.43	(0.11)	(2.31)	(2.42)	-		(1.82)	(1.82)	14.19	0.97%	0.75%	(0.60%)	(14.67%)	17,691	126%
4/1/2018 - 3/31/2019	14.84	(0.09)	3.80	3.71	-		(0.12)	(0.12)	18.43	0.87%	0.75%	(0.55%)	25.05%	15,687	127%
4/1/2017 - 3/31/2018	11.50	(0.06)	3.40	3.34	-		-	-	14.84	0.90%	0.75%	(0.45%)	29.04%	9,463	86%
4/1/2016 - 3/31/2017	9.80	(0.04)	1.74	1.70	-		-	-	11.50	0.90%	0.75%	(0.40%)	17.35%	8,805	123%
PF Small-Cap Value Fund
Class P
4/1/2020 - 3/31/2021	$5.17	$0.05	$5.64	$5.69	($0.03)		$-	($0.03)	$10.83	1.00%	0.90%	0.60%	110.27%	$116,909	99%
4/1/2019 - 3/31/2020	8.21	0.04	(2.39)	(2.35)	(0.05)		(0.64)	(0.69)	5.17	1.00%	0.90%	0.53%	(31.62%)	28,016	36%
4/1/2018 - 3/31/2019	11.22	0.04	(0.56)	(0.52)	(0.03)		(2.46)	(2.49)	8.21	0.97%	0.90%	0.35%	(4.23%)	70,618	56%
4/1/2017 - 3/31/2018	12.09	0.02	0.79	0.81	(0.02)		(1.66)	(1.68)	11.22	0.97%	0.90%	0.17%	6.54%	81,515	30%
4/1/2016 - 3/31/2017	10.14	0.01	2.44	2.45	(0.07)		(0.43)	(0.50)	12.09	0.98%	0.90%	0.12%	23.99%	118,590	49%
See explanation of references on A-3 to A-4
A-2

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3) (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Emerging Markets Fund
Class P
4/1/2020 - 3/31/2021	$9.80	$0.05	$5.43	$5.48	($0.01)		($0.39)	($0.40)	$14.88	1.16%	0.95%	0.37%	56.13%	$141,783	40%
4/1/2019 - 3/31/2020	14.71	0.13	(1.50)	(1.37)	(0.19)		(3.35)	(3.54)	9.80	1.29%	0.95%	0.90%	(14.07%)	97,618	65%
4/1/2018 - 3/31/2019	17.30	0.13	(0.95)	(0.82)	(0.09)		(1.68)	(1.77)	14.71	1.16%	0.95%	0.84%	(3.61%)	133,887	46%
4/1/2017 - 3/31/2018	13.81	0.10	3.49	3.59	(0.10)		-	(0.10)	17.30	1.20%	0.95%	0.63%	25.93%	178,391	34%
4/1/2016 - 3/31/2017	12.09	0.08	1.71	1.79	(0.07)		-	(0.07)	13.81	1.20%	0.95%	0.64%	14.83%	200,620	69%
PF International Large-Cap Fund
Class P
4/1/2020 - 3/31/2021	$9.05	$0.12	$3.54	$3.66	($0.07)		($1.11)	($1.18)	$11.53	1.30%	0.99%	1.06%	40.85%	$48,891	20%
4/1/2019 - 3/31/2020	11.63	0.17	(0.87)	(0.70)	(0.15)		(1.73)	(1.88)	9.05	1.32%	1.00%	1.46%	(8.84%)	41,818	22%
4/1/2018 - 3/31/2019	20.85	0.41	(1.09)	(0.68)	(0.24)		(8.30)	(8.54)	11.63	1.19%	1.00%	2.32%	0.62%	58,152	41%
4/1/2017 - 3/31/2018	18.19	0.26	2.74	3.00	(0.34)		-	(0.34)	20.85	1.14%	1.00%	1.28%	16.54%	125,384	10%
4/1/2016 - 3/31/2017	16.69	0.25	1.58	1.83	(0.33)		-	(0.33)	18.19	1.13%	1.00%	1.46%	11.17%	176,670	16%
PF International Small-Cap Fund
Class P
4/1/2020 - 3/31/2021	$6.98	$0.13	$4.74	$4.87	($0.21)		$-	($0.21)	$11.64	1.34%	1.10%	1.32%	69.98%	$36,908	39%
4/1/2019 - 3/31/2020	9.59	0.20	(2.23)	(2.03)	(0.58)		-	(0.58)	6.98	1.43%	1.10%	2.16%	(22.94%)	26,982	90%
4/1/2018 - 3/31/2019	11.24	0.17	(1.58)	(1.41)	(0.05)		(0.19)	(0.24)	9.59	1.18%	1.10%	1.61%	(12.54%)	31,934	50%
4/1/2017 - 3/31/2018	10.50	0.19	1.79	1.98	(0.29)		(0.95)	(1.24)	11.24	1.16%	1.10%	1.63%	19.24%	89,816	52%
4/1/2016 - 3/31/2017	10.27	0.21	1.10	1.31	(0.41)		(0.67)	(1.08)	10.50	1.18%	1.09%	2.07%	13.85%	42,798	53%
PF International Value Fund
Class P
4/1/2020 - 3/31/2021	$5.14	$0.11	$2.97	$3.08	($0.17)		$-	($0.17)	$8.05	1.21%	0.80%	1.74%	60.38%	$34,430	35%
4/1/2019 - 3/31/2020	7.51	0.25	(2.32)	(2.07)	(0.23)		(0.07)	(0.30)	5.14	1.11%	0.80%	3.32%	(28.94%)	34,971	33%
4/1/2018 - 3/31/2019	10.17	0.28	(1.20)	(0.92)	(0.34)		(1.40)	(1.74)	7.51	0.98%	0.80%	2.99%	(8.51%)	64,956	54%
4/1/2017 - 3/31/2018	9.31	0.30	0.99	1.29	(0.43)		-	(0.43)	10.17	0.92%	0.80%	2.95%	14.01%	143,626	111%
4/1/2016 - 3/31/2017	8.35	0.21	1.03	1.24	(0.28)		-	(0.28)	9.31	0.90%	0.80%	2.43%	15.15%	174,630	67%
PF Multi-Asset Fund
Class P
4/1/2020 - 3/31/2021	$8.23	$0.11	$5.18	$5.29	($0.15)		($0.44)	($0.59)	$12.93	0.57%	0.51%	1.02%	64.91%	$1,103,610	53%
4/1/2019 - 3/31/2020	9.81	0.22	(1.54)	(1.32)	(0.26)		-	(0.26)	8.23	0.56%	0.51%	2.17%	(14.09%)	884,916	57%
4/1/2018 - 3/31/2019	9.42	0.21	0.31	0.52	(0.13)		-	(0.13)	9.81	0.56%	0.51%	2.21%	5.72%	1,136,414	75%
1/31/2018 - 3/31/2018	10.00	0.03	(0.61)	(0.58)	-		-	-	9.42	0.59%	0.51%	1.68%	(5.80%)	733,300	37%
PF Real Estate Fund
Class P
4/1/2020 - 3/31/2021	$10.30	$0.17	$3.33	$3.50	($0.20	)(8)	$-	($0.20)	$13.60	1.16%	0.90%	1.44%	34.16%	$25,731	38%
4/1/2019 - 3/31/2020	12.26	0.19	(1.74)	(1.55)	(0.25)		(0.16)	(0.41)	10.30	1.13%	0.90%	1.46%	(13.44%)	43,532	48%
4/1/2018 - 3/31/2019	11.86	0.28	1.75	2.03	(0.21)		(1.42)	(1.63)	12.26	1.12%	0.98%	2.31%	18.20%	81,713	104%
4/1/2017 - 3/31/2018	14.94	0.30	(0.75)	(0.45)	(0.22)		(2.41)	(2.63)	11.86	1.13%	1.05%	2.12%	(4.15%)	41,519	47%
4/1/2016 - 3/31/2017	15.99	0.16	(0.18)	(0.02)	(0.39)		(0.64)	(1.03)	14.94	1.12%	1.05%	1.01%	(0.14%)	39,038	27%

(1)  For share classes that commenced operations after April 1, 2016, the first date reported represents the commencement date of operations for that share class.

(2)  Net investment income (loss) per share has been calculated using the average shares method.

(3)   The ratios are annualized for periods of less than one full year.

(4)  The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds do not include fees and expenses of the underlying funds in which the Portfolio Optimization Funds invest.

(5)  The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(6)  Reflects an amount rounding to less than $0.01 per share.

A-3

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

(7)  The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2021 are as follows:

Fund	Class P
Pacific Funds Floating Rate Income	0.68%
PF Inflation Managed Fund	0.55%

(8)  Includes $0.09 per share return of capital distribution.

A-4

WHERE TO GO FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual report lists the holdings of each Fund, describes Fund performance, includes audited financial statements and discusses how investment strategies and Fund performance have responded to recent market conditions and economic trends during the last fiscal year. The Trust’s semi-annual report lists the holdings of each Fund and includes unaudited financial statements. The Trust’s annual and semi-annual reports may be obtained as noted below.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

Information Statements

When there is a change of sub-adviser, an information statement about the new sub-adviser will be sent to shareholders and posted to the Trust’s website (www.PacificFunds.com/resources/prospectuses-reports) within 90 days of the effective date of the new sub-advisory agreement.

How to Obtain Documents

The prospectuses, the SAI, information statements and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.PacificFunds.com/resources/prospectuses-reports). You may also call the telephone number(s) or write to the address provided below in “How to Contact the Trust” for a free copy of these documents.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificFunds.com/resources/portfolio-holdings. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, you can contact the Trust by:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (Monday through Friday)

How to Contact the U.S. Securities and Exchange Commission

You may also access reports and other information about a Fund on the EDGAR Database on the Commission’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2021

Pacific Funds Series Trust (the “Trust”), which may be referred to as “Pacific Funds,” is an open-end investment management company that is comprised of the following funds (each a “Fund,” together the “Funds”).

Ticker Symbols by Share Class
	A	C	Advisor
Pacific Fundssm Portfolio Optimization Conservative	POAAX	POACX	PLCDX
Pacific Fundssm Portfolio Optimization Moderate-Conservative	POBAX	POBCX	PMCDX
Pacific Fundssm Portfolio Optimization Moderate	POCAX	POMCX	POMDX
Pacific Fundssm Portfolio Optimization Growth	PODAX	PODCX	PMADX
Pacific Fundssm Portfolio Optimization Aggressive-Growth	POEAX	POCEX	POEDX
	A	C	I	Advisor
Pacific Fundssm Core Income#	PLIAX	PLNCX	PLIIX	PLIDX
Pacific Fundssm ESG Core Bond	N/A	N/A	PLEBX	PLEDX
Pacific Fundssm ESG Low Duration	N/A	N/A	PLESX	PLEVX
Pacific Fundssm Floating Rate Income#	PLFLX	PLBCX	PLFRX	PLFDX
Pacific Fundssm High Income#	PLAHX	PLCHX	PLHIX	PLHYX
Pacific Fundssm Short Duration Income	PLADX	PLCSX	PLSDX	PLDSX
Pacific Fundssm Strategic Income	PLSTX	PLCNX	PLSRX	PLSFX
Pacific Fundssm Ultra Short Income	N/A	N/A	PLUIX	PLUDX
	A	C	Advisor	R6
Pacific Fundssm Small-Cap Value#	PFEAX	PFHCX	PFFDX	PFEIX
Pacific Fundssm Small-Cap#	PFKAX	PFACX	PFQDX	PFJIX
Pacific Fundssm Small/Mid-Cap#	PFDAX	PFPCX	PFMDX	PFOIX
Offers Class P Shares Only
PF Emerging Markets Debt Fund	PF International Small-Cap Fund		PF Real Estate Fund*
PF Emerging Markets Fund	PF International Value Fund		PF Short Duration Bond Fund
PF Growth Fund	PF Large-Cap Value Fund		PF Small-Cap Growth Fund
PF Inflation Managed Fund	PF Managed Bond Fund		PF Small-Cap Value Fund
PF International Large-Cap Fund	PF Multi-Asset Fund

* Classified as a non-diversified Fund. All other Funds are classified as diversified.

# Also offers Class P shares

The Trust’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s Registration Statement and is intended to supplement the information provided in the Trust’s prospectuses and summary prospectuses dated August 1, 2021 and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The audited financial statements and financial highlights of each applicable Fund as set forth in the Trust’s Annual Report to shareholders for the fiscal year ended March 31, 2021 (http://www.sec.gov/Archives/edgar/data/1137761/000119312521181115/d142624dncsr.htm), including the notes thereto, are incorporated into this SAI by reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Trust’s Annual Report for the fiscal year ended March 31, 2021 and/or the Prospectuses can be obtained free of charge from an authorized dealer or from the Trust at the Internet website address or telephone number listed below.

Distributor: Pacific Select Distributors, LLC	Fund information: Pacific Funds
700 Newport Center Drive	P.O. Box 9768
P.O. Box 9000	Providence, RI 02940-9768
Newport Beach, CA 92660	1-800-722-2333

Website: www.PacificFunds.com

i

v

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses and provides additional information about the Funds and the Trust. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in additional information about the Funds and the Trust.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The investment goal and principal investment strategies of each Fund are described in the Prospectuses. The following descriptions and the information in the “Investment Restrictions” section provide more detailed information on additional investment policies and investment strategies for each Fund and are intended to supplement the information provided in the Prospectuses. The Adviser may, in consultation with the relevant sub-adviser management firm (“sub-adviser”), revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities. The Adviser and each sub-adviser (each a “Manager” and together the “Managers”) may rely on existing or future laws, rules, exemptive orders, and no-action or interpretive positions adopted by the SEC staff (or Commodity Futures Trading Commission (“CFTC”) or other regulatory or self-regulatory agency) in determining whether their actions are in compliance with applicable laws and rules.

The Portfolio Optimization Funds normally invest all of their assets in Class P shares of other Funds (“Underlying Funds”), as described in the Prospectuses.

In reorganization transactions that occurred on January 11, 2016, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value assumed the performance, financial and other historical information of the Rothschild U.S. Small/Mid-Cap Core Fund, Rothschild U.S. Small-Cap Core Fund and Rothschild U.S. Small-Cap Value Fund, respectively, each a series of Professionally Managed Portfolios (each a “Predecessor Fund,” together the “Predecessor Funds”). Accordingly, information provided in this SAI for Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value that relates to periods prior to the reorganization transaction that occurred on January 11, 2016, is that of the Predecessor Funds.

Unless otherwise noted, a Fund may invest in other types of securities and investments and/or the Adviser or Manager may use other investment strategies in managing the Funds, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Manager reasonably believes are compatible with the investment goals and policies of that Fund.

Unless otherwise noted, a Fund may lend up to 33⅓% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid investments.

A Fund may invest up to 25% of its assets in privately issued mortgage-related securities (i.e., mortgage-related securities which are issued by parties other than the U.S. government or its agencies or instrumentalities). A Fund may invest up to 25% of its assets in other privately issued asset-backed securities (excluding privately issued mortgage-related securities, which are included in the limitation on privately issued mortgage-related securities). Pacific Funds Ultra Short Income currently expects to invest, under normal circumstances, more than 10% of each of its assets in privately issued asset-backed securities and less than 10% of each of its assets in privately issued mortgage-related securities.

Each Manager may, in addition to other permissible investments, invest in money market funds, including those it manages, as a means of return on cash, as permitted by the Investment Company Act of 1940 (“1940 Act”) and rules promulgated thereunder.

If a Fund takes a temporary defensive position as described in the General Investment Information section of the Prospectus, it may temporarily invest (partially or extensively) in U.S. government securities such as U.S. Treasuries, money market instruments (short-term high-quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time.

Pacific Funds Core Income

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: collateralized mortgage obligations ("CMOs"); commercial mortgage backed securities (“CMBS”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Pacific Funds ESG Core Bond

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMBS; convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; municipal securities; and non-income producing investments. The Fund may invest up to 5% of its assets in common stocks. The Fund may also invest up to 5% of its assets in non-investment grade securities, including bank loans and high yield bonds.

Pacific Funds ESG Low Duration

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Pacific Funds Floating Rate Income

For more information on the Fund’s principal investments in floating rate loans and its investments in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussions under “High Yield/High Risk Bonds” and “Loan Participations and Assignments.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investment grade debt securities; warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rate; senior subordinated bridge loans, senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; other floating rate debt instruments, such as notes and asset-backed securities (including special purpose trusts investing in bank loans); loans or other debt instruments that pay-in-kind, which are loans or other debt instruments that pay interest through the issuance of additional securities; credit default swaps; and other investment companies, including exchange traded funds (“ETFs”) and closed-end funds which invest in floating rate instruments. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

Pacific Funds High Income

As a component of the Fund’s principal investment strategies described in the Prospectus, the Fund invests primarily in debt securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB or lower by Standard and Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, are of comparable quality as determined by the Manager, including corporate debt securities, variable and floating rate securities, senior loans, bank obligations and assignments. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); commercial paper; mortgage-related securities; asset-backed securities; credit default swaps; forward commitment agreements; when-issued securities; American Depositary Receipts (“ADRs”); rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing the Fund’s duration, or a reduction in principal volatility, the Fund may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Pacific Funds Short Duration Income

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Pacific Funds Strategic Income

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities.

Pacific Funds Ultra Short Income

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; and municipal securities. The Fund may invest up to 10% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including non-investment grade mortgage-related securities and asset-backed securities. The Fund may also invest up to 5% of its assets in common stock.

Pacific Funds Small-Cap Value

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Small-Cap

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Small/Mid-Cap

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

PF Emerging Markets Debt Fund

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; distressed securities; equity securities, including securities of other investment companies, such as ETFs and other pooled investment vehicles; floating rate bank loans and debt instruments; hybrid instruments; illiquid investments; inflation-indexed bonds; preferred stock; U.S. government securities; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; frontier market securities; and step-ups and payment-in-kind (“PIK”) securities. The Fund may also invest non-principally in derivatives such as option contracts, participation notes, options on futures contracts (including on foreign currency), short sales and credit spread trades. These derivatives may be used to attempt to mitigate various risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to the particular underlying reference asset as a substitute for direct investment in the reference asset. The Fund may also non-principally use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may also invest up to 5% of its assets in short sales against the box.

PF Emerging Markets Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest non-principally in: non-convertible debt securities denominated in foreign currencies; small-capitalization stocks, including small and unseasoned companies; equity index swap agreements; equity-linked securities; Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; convertible securities; securities issued in connection with reorganizations and corporate restructurings; domestic securities; corporate debt securities of foreign companies in developed and developing countries; debt securities of foreign governments in developed and developing countries; restricted securities and unregistered securities; repurchase agreements; reverse repurchase agreements; forward commitment agreements; and when-issued securities. The Fund is also permitted to invest non-principally in other investment companies, including Optimized Portfolios as Listed Securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund may also invest non-principally may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Fund may also invest non-principally in corporate debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may also non-principally use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal.

PF Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; forward commitment agreements; when-issued securities; repurchase agreements; stock, warrants, and other securities of a special purpose acquisition company (“SPAC”) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities; and reverse repurchase agreements. The Fund may also invest non-principally in small-capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may non-principally purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indices, and foreign currencies. In addition, the Fund may non-principally purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may non-principally trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions. The Fund may also invest up to 10% of its assets collectively in: ADRs, EDRs, GDRs, and other types of receipts evidencing ownership of the underlying foreign securities.

PF Inflation Managed Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; when-issued securities; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds. The Fund may also invest up to 5% of its assets in municipal securities. The Fund may also non-principally engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in preferred stock.

PF International Large-Cap Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; warrants and rights; repurchase agreements; other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may also non-principally enter into futures contracts to provide equity exposure and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations, or to otherwise help achieve the Fund’s investment goal.

PF International Small-Cap Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated debt securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; securities convertible into or exchangeable for common stock; depositary receipts such as ADRs; and up to 5% of its assets in emerging markets securities not included in the Fund’s benchmark. The Fund may also invest in securities issued by other investment companies. The Fund may also non-principally enter into futures contracts to provide equity exposure.

PF International Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements. The Fund may non-principally engage in foreign currency transactions. The Fund may also invest up to 5% of its assets in each of the following: preferred stock, 144A securities, short sales and short sales against the box. The Fund may also non-principally enter into futures contracts to provide equity exposure and invest in foreign currency options, which are purchased or sold to hedge against currency fluctuations and may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures. The Fund may also invest non-principally in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the Manager. In addition, the Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

PF Large-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term debt securities – including repurchase agreements, commercial paper, U.S. government securities (including securities of agencies or instrumentalities of the U.S. government), bank obligations, and cash or cash equivalents – to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund may also invest non-principally in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; variable and floating rate securities; forward commitment agreements; when-issued securities; illiquid investments; debt securities and securities that can be converted into equity securities. The Fund may also invest non-principally in high yield/high risk convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield/high risk non-convertible debt securities. Subject to the immediately prior sentence, the Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may also engage in short sales against the box. The Fund may also enter into futures contracts to provide equity exposure.

PF Managed Bond Fund

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

JPMorgan managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: U.S. Treasury Inflation Protected Securities (“TIPS”); ADRs; EDRs; GDRs; total return swaps; equity securities; preferred stocks; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); and securities issued by other investment companies; zero coupon and PIK securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements. This portion of the Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities.

PIMCO managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: contingent convertible securities; bank obligations; and repurchase and reverse repurchase agreements. This portion of the Fund may invest up to 5% of its net assets in event-linked bonds. This portion of the Fund may also invest up to 5% of its assets in municipal securities. This portion of the Fund may also non-principally engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, this portion of the Fund may invest up to 10% of its assets in equity related securities and preferred stock. Equity-related securities share characteristics of both debt and equity, such as convertible securities. This portion of the Fund also may invest up to 10% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by PIMCO. This portion of the Fund may also invest up to 10% of its assets in debt securities of issuers based in emerging market economies (whether U.S. dollar or foreign currency denominated). For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

Western Asset managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: TIPS; ADRs; EDRs; GDRs; total return swaps; equity securities; preferred stocks; CBOs; CDOs; CLOs; and securities issued by other investment companies; zero coupon and PIK securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements.

PF Multi-Asset Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may also buy or sell total return swaps (as described in the Prospectus) that result in small-capitalization equity exposure of up to 5% of its assets. For the portion of the

Fund managed by Pacific Asset Management, the Fund may invest up to 5% of its assets in debt instruments of developed foreign markets denominated in foreign currencies.

PF Real Estate Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Fund may also invest non-principally in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; forward commitment agreements; when-issued securities; preferred stock; and repurchase agreements. The Fund may also non-principally enter into futures contracts to provide equity exposure.

Because of the Fund’s policy of concentrating its investments in securities of issuers of real estate investment trusts (“REITs”) and in industries related to real estate, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and Real Estate Operating Companies (“REOCs”) to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

PF Short Duration Bond Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; PIK bonds; and preferred stock. The Fund may also engage in short sales against the box and invest up to 5% of its assets in each of the following: foreign denominated securities and municipal securities. The Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may non-principally purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest, on yield curves and on futures contracts, foreign currencies, and swap agreements.

The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, and use interest rate swaps to adjust interest rate exposures and/or as a substitute for the physical security.

PF Small-Cap Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements; stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities; reverse repurchase agreements; U.S. government securities and securities of U.S. government agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; forward commitment agreements; warrants and rights; when-issued securities; IPOs; ETFs; and illiquid and restricted securities. The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers, U.S. dollar denominated debt securities of foreign issuers, and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the Manager. For more information on debt ratings, see Appendix A. The Fund may also non-principally enter into futures or options contracts to provide equity exposure.

PF Small-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; private placements; IPO investments; secondary offerings; U.S. government securities; bank obligations; when issued or delayed delivery securities; warrants; rights; and money market instruments. The Fund may also non-principally enter into futures contracts and options on futures contracts on stock indices to provide equity exposure. The Fund may also invest up to 10% of its assets in short-term debt obligations. The Fund may also invest non-principally in securities of foreign issuers, including issuers in emerging market countries and ADRs.

Portfolio Optimization Funds

Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) will generally limit their investments to Class P shares of the Underlying Funds, although the Portfolio Optimization Funds may invest in securities such as U.S. government securities, short-term debt instruments, money market instruments and unaffiliated investment companies for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Diversification Versus Non-Diversification

The cover of this SAI sets out which Funds are classified as “diversified” and which are classified as “non-diversified,” as described further below. Each non-diversified fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of the Fund’s assets are invested.

Diversified. The term “diversified” under the 1940 Act generally means that at least 75% of a Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer.

Non-diversified. The term “non-diversified” means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (for more information, see the “Taxation” section). Because a non-diversified fund may invest in a smaller number of companies than a diversified fund, an investment in a non-diversified fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

The following provides additional information regarding the Underlying Funds of the Portfolio Optimization Funds.

As of August 1, 2021, the Underlying Funds in which each of the Portfolio Optimization Funds may invest are:

• Pacific Funds Core Income	• PF International Large-Cap Fund
• Pacific Funds Floating Rate Income	• PF International Small-Cap Fund

• Pacific Funds High Income	• PF International Value Fund
• Pacific Funds Small-Cap	• PF Large-Cap Value Fund
• Pacific Funds Small/Mid-Cap	• PF Managed Bond Fund
• Pacific Funds Small-Cap Value	• PF Multi-Asset Fund
• PF Emerging Markets Fund	• PF Real Estate Fund
• PF Emerging Markets Debt Fund	• PF Short Duration Bond Fund
• PF Growth Fund	• PF Small-Cap Growth Fund
• PF Inflation Managed Fund	• PF Small-Cap Value Fund

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Below are descriptions of certain securities and investments that the Funds may use, subject to a particular Fund’s investment restrictions and other limitations, and their related risks as well as other risks to which a Fund may be exposed. Unless otherwise stated in the Prospectuses, many investment strategies, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that a Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in their respective Underlying Funds.

Equity Securities

Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.

Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.

Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity-related securities share certain characteristics of equity securities and may include depositary receipts, convertible securities and warrants. These instruments are discussed elsewhere in the Prospectuses and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.

Real Estate Investment Trusts (“REITs”). A REIT is a type of equity security that pools investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate and often trades on exchanges like a stock. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with a regulatory requirement that it distributes to its shareholders or unit holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by human activities, including criminal acts, or other events such as natural disasters.

Initial Public Offering (“IPO”) and Secondary Offering. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

Special Purpose Acquisition Company (“SPAC”). The Funds may invest in stock, warrants, and other securities of a SPAC or similar special purpose entity that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.

An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury (or “TIPs”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment strategies, a Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Trust’s policies concerning diversification and concentration, see the “Diversification versus Non-Diversification” and “Fundamental Investment Restrictions” sections.

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as issuer, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like debt securities and less like adjustable rate securities and are subject to the risks associated with debt securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgages and Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid investments.

Planned Amortization Class Certificates (“PACs”) and Support Bonds. PACs are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC

Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches - known as support bonds, companion bonds or non-PAC bonds - which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid investments.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”). CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, non-investment grade debt securities. The collateral can be from many different types of debt securities such as high yield/high risk debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated non-investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds. Event-linked bonds are debt securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Fund that is taxed as a regulated investment company must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. A Fund may obtain such cash from selling other portfolio holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield/High Risk Bonds

High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Fund’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Fund invests, there is a potential risk of loss by a Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by a Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditor’s Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a

Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Fund could be involved in lawsuits related to such activities, which could expose a Fund to additional liabilities that may exceed the value of a Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. See the “Restricted and Unregistered Securities” section regarding limitations of certain bank obligations.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Exchange Traded Notes (“ETNs”)

ETNs are notes representing debt of an issuer, usually a financial institution. The performance of an ETN is based on the performance of one or more underlying assets, reference rates or indices as well as the market for that ETN.

An ETN includes features similar to both an ETF and debt securities. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return generally linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked. An ETN that is tied to a reference instrument may not exactly replicate the performance of the reference instrument, and they incur certain expenses not incurred by their applicable reference instrument. Unlike some debt securities, ETNs do not make periodic interest payments, and its principal is not protected. ETNs are meant to be held until maturity, and thus may have restrictions on their redemption and secondary market illiquidity.

A Fund bears the risk that the issuer of these securities may default on its obligation under the security, and the value of an ETN could be influenced by the credit rating of the issuer despite no changes in the underlying reference instrument. The value of an ETN may also be impacted by the following: time to maturity; market volatility (for the ETN and/or its underlying reference instrument); market liquidity; changes in the applicable interest rates; the performance of the reference instrument; changes in the issuer’s credit rating; and any impact that economic, legal, political or geographic events may have on the reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a current price. ETNs that use leverage allows for greater potential return, but the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the note itself may still need to be repaid.

Trust Preferred Securities

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, a Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral. When investing in loan participations, a Fund does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the Fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, a Fund steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because a Fund typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBORs”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund. For additional information, see LIBOR Transition Risk in the Prospectuses.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

In addition, it is conceivable that under emerging legal theories of lender liability, a Fund which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund, pursuant to its fundamental investment restrictions, may also be a lender (originator), or part of a group of lenders originating a Senior Loan. When a Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. Other than Funds that invest in Senior Loans, a Fund will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.

If a Fund purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk. There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce the Fund’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.

The Fund may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

The Fund may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of successor a recovery in excess of the Fund’s expenditures.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, current SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Covenant Lite Loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices and liquidity of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable debt securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counterparty risk of default which could result in a loss to the Fund.

From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. There is a risk that changes in the law could result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or if unrated, are in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid investments for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Transition Bonds

Transition bonds are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more environmentally sustainable way of doing business. Transition bonds are typically issued by industries of a lower ESG rating or industries whose operations tend to have adverse environmental consequences such as mining (especially for materials in a technology-focused environment like lithium), heavy industry (such as cement, aluminum, iron, steel and chemicals), utilities and transportation.

Green Bonds

Green bonds are debt instruments whose proceeds are used principally to promote environmentally beneficial projects, such as the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency or the conservation of natural resources. Green bonds are typically asset-linked and backed by the issuer’s balance sheet and generally carry a similar credit rating as the issuer’s other debt instruments. Green bonds may be subject to additional risks relative to “non-green” bonds, such as the risk of a decrease in government support for environmental initiatives, which may impact the revenue sources relied upon for repayment.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of debt instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Fund may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (debt component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible debt securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its debt component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the debt component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the debt instrument.

Contingent Convertible Securities (“CoCos”). CoCos are a form of hybrid debt security that either convert into common stock of the security’s issuer or have their principal written down upon the occurrence of certain “triggers.” These triggers are generally linked to capital thresholds required by the regulator of the issuer or regulatory actions calling into question the issuer’s continued viability as a going concern (such as where the issuer receives specified levels of extraordinary governmental support). CoCos’ equity conversion or principal write-down features are specific to the issuer and its regulatory requirements, and therefore vary depending upon the issuer of the CoCo. In addition, certain CoCos have a set stock conversion rate that triggers an automatic write-down of capital if the price of the issuer’s stock is below a predetermined price on the conversion date. Under these circumstances, the liquidation value of the CoCos may be adjusted downward to below the original par value. This downward adjustment would occur automatically and would not entitle the holders of the CoCos to seek bankruptcy of the issuer. In certain circumstances, CoCos may write down to zero and an investor could lose the entire value of its investment, even if the issuer remains a going concern. Further, CoCos may be subject to redemption at the option of the issuer at a predetermined price.

Some additional risks associated with CoCos may include, but are not limited to:

● Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses.

● Reduced Income or Loss of Income. Upon conversion of CoCos into common stock, investors in the CoCos could experience a reduced income rate, potentially to zero, because the common stock of the issuer may not pay a dividend.

● Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer, worsening the holder’s standing in a bankruptcy. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, again worsening the holder’s standing in a bankruptcy.

● Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser or Manager in debt security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a debt security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectuses and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security. When using a repurchase agreement to affect the short sale of a security, the Adviser or Manager of the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to the Fund.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund.

Borrowing and Leveraged Transactions

Each Fund may borrow money to the extent permitted under the 1940 Act, as amended. Under the 1940 Act, a Fund may not borrow money from a bank if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33⅓% of the value of its total assets including borrowings, less liabilities exclusive of borrowings. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment strategy perspective to sell those holdings at that time. Except as otherwise provided in this SAI or the Prospectuses, each Fund also may borrow money for temporary purposes in an amount not to exceed 5% of a Fund’s total assets. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. The cost of borrowing may reduce a Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions in which a Fund may enter into that have a leveraging effect on the capital structure of the Fund can be viewed as a form of “senior security” of the Fund for purposes of Section 18(f) of the 1940 Act, which generally prohibits mutual funds from issuing senior securities. These senior securities may include selling securities short, buying and selling certain derivatives (such as futures contracts, options, forward contracts, or swap agreements), engaging in when-issued, delayed-delivery, forward-commitments (such as mortgage dollar rolls), reverse repurchase agreements or sale-buybacks and other investment strategies or techniques that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. For these transactions not to be considered the issuance of senior securities by a Fund, a Fund must “cover” the obligations in these transactions by (1) maintaining an offsetting financial position; (2) segregating and maintaining liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) or (2); or (3) otherwise “covering” the transaction to the extent required by the U.S. Securities and Exchange Commission. The value of a Fund’s holdings in such instruments is marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions, which may limit the Fund’s investment flexibility, or for other purposes or obligations.

Reverse Repurchase Agreements

Reverse repurchase agreements, among the forms of borrowing if not “covered,” involve the sale or pledge of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated pre-agreed-upon repurchase price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security as beneficial owner during the term of the agreement.

A Fund can use the proceeds of a reverse repurchase agreement to purchase other securities for that Fund. This use of reverse repurchase agreements by a Fund creates leverage, which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction incurred by the Fund. However, reverse repurchase agreements involve the risk that the market value of securities sold or pledged by the Fund declines below the pre-agreed-upon repurchase price by the Fund. Reverse repurchase agreements also subject a Fund to counterparty risk (e.g., the risk that the counterparty is unable to satisfy its obligations under the reverse repurchase agreement).

Sale-Buybacks

Sale-buybacks are similar in their function and operation to a reverse repurchase agreement, both of which consist of a sale of a security by a Fund to the counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-up price and date. The principal difference is that in a sale-buyback the counterparty, and not the Fund, is entitled to receive any principal or interest payments made on the underlying security pending settlement of the repurchase of the underlying security, which are recorded as an interest expense to the Fund. As with reverse repurchase agreements, a sale-buyback is a financing transaction that is considered a form of borrowing if not “covered.”

Forward Commitment Agreements and When-Issued or Delayed Delivery Securities

Forward commitment agreements (also referred to as forward contracts or forwards) are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities on a forward commitment, when-issued or delayed delivery basis, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. Delayed delivery, when-issued and forward commitments purchases involve a risk of loss if the value of the securities declines prior to the settlement date.

When a Fund sells a security on a forward commitment, when-issued or delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to pay for the security, the Fund could suffer a loss. Additionally, when selling a security on a forward commitment, when-issued or delayed delivery basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value above the agreed upon price on the settlement date.

Forward Volatility Agreements. Forward volatility agreements are a type of forward commitment agreement in which two parties agree to the purchase or sale of an option straddle (a combination of a simultaneous call and put) on an underlying exchange rate at the expiration of the agreement. On the day of the trade, the parties determine the expiration date and the volatility rate. On the expiration date, the amount settled is determined based on an options pricing model (typically Black Scholes), the then-current spot exchange rate, interest rates and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risks associated with forward volatility agreements are a change in the volatility of the underlying exchange rate and changes in the spot price of the underlying exchange rates.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

While derivative instruments are excluded from the definition of a short sale, a Fund that may enter into short sales on derivative instruments with a counterparty will be subject to counterparty risk (i.e., the risk that the Fund’s counterparty will not satisfy its obligation under the particular derivative contract), in addition to risks relating to derivatives and short sales.

Short sales also involve counterparty risk to the extent that the broker or other institution fails to return the Fund’s collateral. However, since the market value of the security borrowed is marked-to-market daily, the Fund’s exposure would be limited to the difference between the amount of collateral posted by the Fund (as adjusted daily based upon market price) and the market value of the security borrowed by the Fund to close out its open short position.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Restricted and Unregistered Securities

The securities in which certain Funds may invest could be unregistered and/or have restrictions or conditions attached to their resale.

Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act, or in a transaction that is exempt from such registration such as certain privately negotiated transactions. For example, restricted securities issued in reliance on Rule 144A under the 1933 Act (“144A securities”) are subject to restrictions on resale but can be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities.

Some unregistered securities may require registration. Where registration is required, a Fund (as a registrant) could be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

In a typical Private Investment in Public Equity (“PIPE”) transaction, the issuer sells shares of common stock at a discount to current market prices to a Fund and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. PIPEs may contain provisions that the issuer will pay specified financial penalties to a Fund if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the securities will be publicly registered, or that the registration will be maintained.

Small-Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts (“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and are designed for use in the foreign (non-U.S.) securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) have similar financial rights as common stocks but do not have voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and a Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts involves many of the same risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country where currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Transfer Agency and Custody Services” section for more information concerning the Trust’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for Funds that have foreign investments.

Unless otherwise noted, an issuer of a security may be deemed to be located in or economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in or economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Emerging Markets. The risks of investing in foreign countries discussed above are intensified with respect to investments in emerging market countries, which tend to have less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed market countries. This instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets, potentially making the Fund’s emerging market investments illiquid. In addition, the value of a Fund’s emerging market investments could become more volatile and experience abrupt and severe price declines as a result of an increase in taxes or political, economic or diplomatic developments, including economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid investments set forth above.

Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

A Fund may also invest in ADRs that represent the deposit with the issuing bank of a security of an emerging market issuer. These investments involve many of the same risks associated with investing in emerging market securities.

Frontier Markets. Frontier markets are those markets in the earlier stage of development and are considered by the Trust to be among the smallest and least mature investment markets. The Trust considers frontier market countries to include those countries located in Latin America, the Middle East, Asia and Eastern Europe: (1) whose markets have not yet reached the level of development to be considered an emerging market country, and/or (2) that are not represented in a widely-recognized index of emerging market, emerging and developing market, or developed market countries administered by a third-party index provider. Investments in frontier markets (or “pre-emerging markets”) generally are less liquid and subject to greater price volatility than investments in emerging markets. This is due to, among other things, smaller economies, less developed capital markets, more market volatility, lower trading volume, greater political or economic instability, less robust regulatory agencies, and more governmental limitations on foreign investments such as trade barriers than typically found in emerging or developed markets.

Supranational Entities. Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Eurozone Risk. The European Economic and Monetary Union, often referred to as the “Eurozone,” is a group of member countries that have adopted the euro as their official currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). As a Eurozone member, a country’s ability to address any budgetary and economic issues may be limited due to the restrictions on public debt, inflation and deficits that are placed on member countries, or due to political or fiscal policy considerations.

Certain countries have required financial assistance from other Eurozone countries and may continue to be dependent on the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. There is no assurance that such financial assistance will be provided to the same or additional countries in the future. The economic difficulties of a Eurozone country may negatively impact other Eurozone countries and euro-denominated securities that are not directly tied to that country.

As a result of economic difficulties, one or more Eurozone countries might abandon the euro and return to a national currency. The effects of such an event might have significant negative impacts on that country, the rest of the European Union, and global markets, including the United States. The abandonment of the euro by any one country would likely have a destabilizing effect on all Eurozone countries and may result in other Eurozone countries returning to a national currency, resulting in further market turmoil. In the event a country abandoned the euro, there may be difficulties determining the valuation of a Fund’s investments in that country. There would also likely be operational difficulties related to the settlement of trades of a Fund’s euro-denominated holdings, including derivatives, in that country, and a Fund’s euro-denominated holdings may be redenominated in another currency. Under such circumstances, investments denominated in euros or redenominated in replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired, and the value of euro-denominated investments may decline significantly and unpredictably.

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties. For example, the Funds may face potential risks associated with the United Kingdom’s withdrawal from the European Union (“EU”) and the European Economic Area on January 31, 2020 (commonly known as “Brexit”). Following withdrawal from the EU, the United Kingdom entered into a transition period, during which period EU law continued to apply in the United Kingdom. New EU legislation that took effect before the end of the transition period also applies in the United Kingdom. The transition period ended on December 31, 2020. On December 30, 2020, the EU and United Kingdom signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the United Kingdom’s relationships with the EU and with other countries, which is likely to continue to develop following December 31, 2020. This uncertainty may, at any stage, adversely affect the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments and/or its ability to implement its investment program. This may be due to, among other things: increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns. The ultimate effects of these events and other socio-political or geo-political issues are not known but could profoundly affect global economies and markets.

Passive Foreign Investment Companies (“PFICs”). Certain Funds may invest in the stock of foreign corporations, which may be classified under the Code, as PFICs. In general, a foreign corporation is categorized as a PFIC if either (i) 75% or more of its gross income is from passive income (as defined in Section 1297 of the Code), or (ii) 50% or more of the value of its assets either produce or are held for the production of passive income.

PFICs are subject to complicated and strict tax guidelines imposed by the IRS. For additional information, see the “Taxation” section.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and ETFs. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Exchange Traded Funds (“ETFs”). Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units,” are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, OPALs and iShares. ETFs generally acquire and hold securities of all of the companies, or a representative sampling, that are components of a particular index. ETFs may also be actively managed similar to other types of investment companies. Typically, ETFs are intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the target index, and the value of their shares should, under normal circumstances, closely track the value of that index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to exactly match the performance of the index. As a security listed on an exchange and traded in the secondary market, ETF shares may trade at a premium or discount to their NAV, and trading in ETF shares may be suspended or halted by its listing exchange.

Business Development Company (“BDC”). One type of closed-end investment company available for Fund investment is a BDC. BDCs are registered investment vehicles regulated by the 1940 Act. BDCs typically invest in small and medium sized companies which may be privately owned and may not have access to public equity markets for capital raising purposes. BDCs frequently make available managerial assistance to the issuers of such securities.

Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. Generally, public information for BDC holdings is limited and there is a risk that investors may not be able to make fully informed investment decisions. BDC holdings of small and mid-sized companies are speculative, and generally involve a greater risk than established publicly-traded companies with larger market capitalization. Companies in their developmental stages may have a shorter history of operations, a more limited ability to raise capital, inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies. Holdings of a BDC may be more adversely affected by economic or market conditions, with greater market volatility risk.

BDCs may also invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy. Many of the debt investments in which a BDC may invest will not be rated by a credit rating agency and may be non-investment grade quality. Some BDCs invest substantially, or even exclusively, in one sector or industry group. As a result of this concentration, a BDC will be more susceptible to adverse economic, business, regulatory or other developments affecting an industry or group of related industries, which in turn will increase the risk and volatility of a BDC. A BDC with a smaller number of holdings will have greater exposure to those holdings which could increase potential price volatility as compared to other investment companies with a greater number of holdings. A BDC may utilize leverage to gain additional investment exposure. The loss on a leveraged investment may far exceed the principal amount invested, magnifying gains and losses and therefore increase price volatility. The use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so.

Investments in BDCs are also subject to management risk, as managers of BDCs may be entitled to compensation based on the BDC’s performance, which could result in the manager making riskier or more speculative investments in an effort to maximize incentive compensation and receive higher fees. A BDC’s investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC’s holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid investments at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions BDCs that are not traded on an exchange may be less liquid. BDC shares may trade at a discount to the BDC’s NAV.

Money Market Funds. A money market fund (also called a money market mutual fund) is an open-end investment company that typically invests in cash, short-term debt securities such as U.S. Treasury bills, repurchase agreements, commercial paper, bank time deposits, certificates of deposits and other cash equivalents. Money market funds in the United States are subject to regulatory limits on the quality, maturity and diversity of their investments. Certain money market funds seek to maintain a stable NAV, usually at $1.00 per share. However, there is no assurance that these money market funds will be successful in maintaining a stable NAV. Certain other money market funds have a NAV that will fluctuate (or “float”) in value. As a result, when a Fund sells the shares of money market funds that it owns, they may be worth more or less than what the Fund originally paid for them. In addition, a money market fund may have the ability to impose liquidity fees or temporary redemption suspensions, thus impacting the liquidity of the fund. It is possible to lose money by investing in money market funds.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. In addition, a Fund may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Funds.

Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the ability of a Fund to invest in derivatives and adversely affect the value or performance of derivatives and the Funds. For example, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Under Rule 18f-4 the derivatives exposure of a mutual fund is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Additionally, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 2022. As the Funds come into compliance with Rule 18f-4, the Funds’ approach to asset segregation and coverage requirements as described in this SAI will be impacted. Moreover, Rule 18f-4 could limit the Funds’ ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Funds.

PLFA is a member of the National Futures Association (“NFA”) and is registered with the CFTC as a commodity pool operator on behalf of the PF Multi-Asset Fund. The Fund is considered a commodity pool under the Commodity Exchange Act (“CEA”) and operates subject to CFTC and NFA regulation in addition to SEC regulation. For a Fund operating subject to CFTC and NFA regulation that is managed by a sub-adviser, copies of derivatives trading documentation (including trade confirmations/acknowledgements, purchase and sale statements, and monthly statements) received from a futures commission merchant, retail foreign exchange dealer or swap dealer are maintained at the offices of the sub-adviser. For a Fund managed directly by PLFA, derivatives documentation received from a futures commission merchant, retail foreign exchange dealer or swap dealer is maintained by the offices of PLFA or an eligible third-party record-keeper. All other records related to a Fund’s derivative investments are maintained at the offices of the Trust’s custodian. PLFA, on behalf of all other Funds has claimed an exclusion from the definition of a commodity pool operator under CFTC Regulation 4.5 and, therefore, is not subject to regulation under the CEA for these Funds. In order for PLFA to claim the exclusion, these Funds are limited in their ability to invest in commodity futures, options on commodities or commodity futures and swaps. To the extent PLFA, on behalf of any Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exclusion from CFTC regulation, or PLFA may determine that the Fund will operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. If a Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates, to facilitate the settlement of foreign equity purchases, to exchange one currency for another and, with respect to certain Funds, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements either (i) to purchase or sell a specified currency at a specified future date and price set at the time of the contract or (ii) whose value is determined by the difference between the spot exchange rate on a specific date in the future and a pre-determined fixing rate. The former type of contract is known as a deliverable forward currency contract and the second is known as a Non-Deliverable Forward Currency Contract (“NDF”) since no exchange of currencies takes place on settlement but instead a single cash flow is made equal to the market value of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty. Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

A Fund may enter into forward foreign currency contracts under the following circumstances:

Transaction Hedge. A forward foreign currency contract might be used to hedge: 1) specific receivables or payables of a Fund arising from the purchase or sale of portfolio securities; 2) the redemption of shares of a Fund; or 3) to repatriate dividend or interest payments (collectively a “Transaction Hedge”). A Transaction Hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which the contract is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. A Transaction Hedge may also prevent a Fund from receiving a gain from the appreciation of a foreign currency against a Fund’s base currency. The use of forward contracts establishes a fixed rate to exchange currencies at a future date but does not eliminate the risk of fluctuations in the prices of the underlying securities.

Position Hedge. A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A Position Hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

Cross Hedge. If a particular currency is expected to substantially decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s holdings denominated in the currency sold.

Proxy Hedge. The Manager might choose to use a proxy hedge when it is less costly than a direct hedge or when a currency is difficult to hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

There is inherent risk that the above hedge strategies do not fully offset the exposures to currency movements. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Non-Hedged Exposure. Certain Funds may enter into forward contracts or maintain a net exposure to such contracts, where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Additionally, a Fund may be unable to convert currency due to foreign exchange regulations.

Options

Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. A Fund may effect closing transactions with respect to put options that were previously written.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security.

Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s investment goal and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Trust does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated. Yield curve options are traded over-the-counter (“OTC”), and established trading markets for these options may not exist.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A Fund also may write call options on foreign currencies for cross-hedging purposes where the Fund does not hold the underlying currency (a “naked” option). A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (“FCM”) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indices that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Fund may engage in transactions in stock index futures contracts in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire or to gain exposure to an index (equitize cash). For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract.

The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that the Trust’s Board of Trustees determines that their use is consistent with a Fund’s investment goal.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contracts. While a Fund’s hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly.

Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

OTC swap agreements are privately negotiated derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, credit of an issuer, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate. Total return swaps (on an individual basis and/or a “basket” of swaps) may be used to gain exposure to the return of a reference asset, such as an index. In a total return swap, a Fund typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange for the return of a particular reference asset. Inflation swaps may be used to transfer inflation-related exposure. In an inflation swap, a Fund typically would pay a financing cost, which is normally based on a floating rate, and in exchange the Fund would receive a specified rate of inflation. In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may engage in simple or more complex swap transactions involving a wide variety of underlying reference assets for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps (“CDS”) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities or index). CDS give one party to a transaction (the buyer of the CDS) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

A Fund may enter into CDS, as a buyer or a seller. CDS are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (i.e., selling protection) increases credit exposure; purchasing CDS (i.e., buying protection) decreases credit exposure. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller generally pays the buyer the full notional value (par value) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. CDS involve additional risks than if a Fund invests in the underlying directly.

For purposes of applying the Funds’ investment strategies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a CDS or total return swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value these swaps at their notional value or their full exposure value (i.e., the sum of the notional amount for the contract plus the market value; market value for a swap is the current gain or loss of the contract). For purposes of applying certain of the Funds’ other investment policies and restrictions, the Funds may value the credit default or total return swap at market value. For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS.

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, under current regulatory requirements the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). For interest rate swaps, swaps where the underlying reference asset will not be delivered and swaps that are cash settled, the amount required to be segregated will generally be the market value of the swap. For swaps where the underlying reference asset will be delivered and for certain swaps such as CDS (when the Fund is selling credit protection), the amount required to be segregated will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate,” which involves the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index,” which involves the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default,” which involves an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return,” which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (6) “volatility,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most debt securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities, commodity-linked notes and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Fund and it may be difficult for the Fund to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. A Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.

Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, it analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners, such as a Fund that invests in an MLP, are not involved in the day-to-day management of the MLP. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the MLP. There may be fewer investor protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among limited partners and the general partner of an MLP. Holders of units of an MLP are allocated income and capital gains in accordance with the terms of the partnership agreement. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, a Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Voluntary Actions

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements) where an issuer or counterparty offers securities or instruments to its holders or counterparties, such as a Fund, and the acquisition is determined by the Manager to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed within the Trust’s Prospectuses or SAI, or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and a Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering but prior to the receipt of the securities or instruments, a Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Roll Transactions

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or a TBA Transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulatory requirements, a Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”

Cybersecurity Risk

The use of technology is prevalent in the financial industry, including the Funds’ management and operations. As a result, the Funds are susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Funds’ investments, accounting and valuation systems, or compliance testing systems used to monitor the Funds’ investments. A cybersecurity breach may result in financial losses to the Funds and shareholders; the inability of the Funds to timely process transactions or conduct trades; delays or mistakes in materials provided to shareholders; errors or delays in the calculation of Funds’ net asset values; violations of privacy and other laws

(including those related to identity theft); regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Adviser, Managers, the Distributor and other service providers to the Funds, as well as financial intermediaries and parties with which the Funds do business, which in turn could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries.

While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

Regulatory and Legal Risk

The regulation of investments, investment companies, and investment advisers is an evolving area of law and is subject to modification by governmental and judicial actions. It is not possible to determine the full extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any such proposals will become law. Compliance with any new laws or regulations could be difficult, increase the fees and expenses for a Fund, and may impact the manner in which a Fund conducts business, the investment performance of a Fund, and/or the viability of a Fund. Furthermore, new laws or regulations may subject the Trust, a Fund and/or shareholders to increased taxes or other costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

A.  The following fundamental investment restrictions are for all Funds except Pacific Funds Ultra Short, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds ESG Core Bond and Pacific Funds ESG Low Duration.

Each Fund’s investment goal (except for the investment goal of the PF Emerging Markets Debt Fund, PF International Small-Cap Fund, PF Small-Cap Value Fund, PF Multi-Asset Fund, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value), as set forth in the Prospectuses and the investment restrictions as set forth below are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) except for the PF Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction does not apply to the PF Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate;

(ii) with respect to 75% of its total assets (except in the case of the PF Real Estate Fund) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the PF International Small-Cap Fund, PF Emerging Markets Debt Fund, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectuses and in this SAI;

(v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.

With respect to fundamental investment restriction (i): Government-issued mortgage-related securities, including CMOs, are considered government securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications. In addition, for purposes of complying with fundamental investment restriction (i), the Portfolio Optimization Funds will consider the concentration of the Underlying Funds.

With respect to fundamental investment restriction (iv): A Fund may only borrow money or pledge, mortgage or hypothecate its assets up to a maximum limit of one-third of its total assets after the borrowing, plus (for applicable Funds) up to 5% of total assets for temporary purposes.

With respect to fundamental investment restriction (v): Investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Funds.

With respect to fundamental investment restriction (vi): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction (vi) permits a Fund to sell securities in this circumstance.

B. The following fundamental investment restrictions are for Pacific Funds Ultra Short Income, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds ESG Core Bond and Pacific Funds ESG Low Duration only.

The investment restrictions as set forth below are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, the Adviser may revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(ii) with respect to 75% of its total assets (except in the case of Pacific Funds Floating Rate Income) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities of other investment companies;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectuses and in this SAI;

(v) except for Pacific Funds Core Income, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, Pacific Funds Ultra Short Income, Pacific Funds Short Duration Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds ESG Core Bond and Pacific Funds ESG Low Duration may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law;

(vi) with respect to Pacific Funds Ultra Short Income, Pacific Funds Core Income, Pacific Funds ESG Core Bond and Pacific Funds ESG Low Duration, lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.

With respect to fundamental investment restriction (i): Government-issued mortgage-related securities, including CMOs, are considered government securities. For purposes of complying with this restriction, each Fund, in consultation with its Manager, utilizes its own industry classifications.

With respect to fundamental investment restriction (iv): A Fund may only borrow money or pledge, mortgage or hypothecate its assets up to a maximum limit of one-third of its total assets after the borrowing, plus up to 5% of total assets for temporary purposes.

With respect to fundamental investment restrictions (v) and (vi): Investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for a Fund.

With respect to fundamental investment restriction (vii): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction (vii) permits a Fund to sell securities in this circumstance.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions apply to all Funds, unless otherwise stated:

1. A Fund may not purchase illiquid investments or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such securities.

2. A Fund may not purchase or sell commodities or commodities contracts, except subject to restrictions described in the Prospectuses and in this SAI that: (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts.

3. If a Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.

4. A Fund which serves as an Underlying Fund for a fund-of-funds (such as the Portfolio Optimization Funds) will not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise specifically stated in a Fund’s Prospectus or above, each Fund’s investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). The foregoing does not apply to borrowings. For purposes of restriction 2 above, an option on a foreign currency shall not be considered a commodity or commodity contract. Restriction 3 above refers to investment policies that are in place because of the name of the particular Fund (“Name Test Policy”). Pacific Funds ESG Core Bond, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, Pacific Funds Floating Rate Income, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Small-Cap Growth Fund, PF Large-Cap Value Fund, PF Small-Cap Value Fund, PF Real Estate Fund, PF Emerging Markets Fund, PF International Large-Cap Fund and PF International Small-Cap Fund are subject to the Name Test Policy. The Name Test Policy applies at the time the Fund invests its assets. A new Fund will be permitted to comply with the Name Test Policy within six months after commencing operations.

ORGANIZATION AND MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory (formerly business) trust organized on May 21, 2001 and consists of 30 Funds as of August 1, 2021. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest. The full legal name of the Trust is “Pacific Funds Series Trust,” and may also be referred to as “Pacific Funds” or the “Trust.”

Management Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Certain Trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons,” because of their positions with PLFA and/or Pacific Life. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information are shown below. The address of each Trustee and officer is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	83
Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Executive Officer (1/15 to 6/18) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	83
Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Select Fund.	83
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	83
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Select Fund.	83

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	83
Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present) and Assistant Secretary (4/05 to present) of Pacific Select Fund.	83
Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	83
Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director (4/09 to 12/16) of Pacific Life; and Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	83
Bonnie J. Boyle Year of birth 1974	Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Assistant Vice President and Assistant Treasurer (1/20 to present) of Pacific Select Fund.	83
Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	83
Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Select Fund.	83
Benjamin D. Wiesenfeld Year of birth 1978	Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShares ETFs; General Counsel and Chief Compliance Officer (5/09 to 6/16) of Scout Investments, Inc. and Scout Funds; Assistant Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to present) of Pacific Select Fund.	83

II. Independent Trustees

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	83

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Andrew J. Iseman Year of birth 1964	Trustee since 6/10/19	Trustee (3/19 to present) of Pacific Select Fund; Member of the Board of Advisors of Market Insight Out (11/20 to present); Consultant (3/19 to 6/19) to the Trust; Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	83
Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant (11/15 to 6/16) to the Trust and Pacific Select Fund; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	83
Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	83
Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	83

1 A Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

2 As of August 1, 2021 the “Fund Complex” consists of Pacific Funds (30 Funds) and Pacific Select Fund (53 funds).

Board of Trustees

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Adviser, the Managers, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Trust Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person or virtually, and involve the Board’s review of the Trust’s operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman, Chief Executive Officer (“CEO”) and President of Pacific Life. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board meetings. The Lead Independent Trustee serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually through the Governance Committee. In developing its structure, the Board has considered that the Chairman of the Board, as the Chairman and CEO of Pacific Life, can provide valuable input as to, among other things, the operation of the Adviser and Pacific Life, their financial condition and business plans relating to the Trust. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may also be discussed in Policy or Audit Committee meetings. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from Pacific Life and its Chief Risk Officer as to Pacific Life’s enterprise risk management. The Board and its committees also receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Trust’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. As the Trustees also serve as trustees of the Pacific Select Fund (all shareholders of which are insurance or annuity clients of Pacific Life), certain of the Trustee Attributes may be particularly relevant to their service on the Board of the Pacific Select Fund while other attributes may be equally applicable to their service on both trusts.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of the Trust and Pacific Select Fund, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman, CEO and President of Pacific Life. Mr. Morris is considered an “Interested Person” of the Trust (as defined in the 1940 Act) because of his material business positions with the PacLife Entities. In these positions, Mr. Morris has intimate knowledge of Pacific Life and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at Pacific Life, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust.

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience. Ms. Caruso also currently serves as a trustee of the Matthews Asia Funds (a series of mutual funds).

Mr. Iseman has significant investment management and executive experience from his former positions as Chief Executive Officer of Scout Investments and President of Scout Funds (a series of mutual funds now known as the Carillon Series Trust). Mr. Iseman also has prior investment company board experience, having previously served as an interested trustee for the Scout Funds.

Mr. Keller has financial accounting experience as a Certified Public Accountant and was a former Audit Partner at PricewaterhouseCoopers LLP with over 30 years of experience in the mutual fund industry. Mr. Keller also currently serves as a trustee and Chairman of the Board of the FAM Funds (a series of mutual funds).

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Committees. The standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust and the accounting and financial controls of the Trust and the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Keller serves as Chairman of the Audit Committee. The Board has determined that Mr. Keller is an “audit committee financial expert” as such term is defined in the applicable regulations. The Audit Committee met four times during the fiscal year ended March 31, 2021.

Pursuant to its charter, the Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for purposes of Section 307 of the Sarbanes Oxley Act (“SOX”), regarding standards of professional conduct for attorneys appearing and practicing before the SEC on behalf of an issuer (“Reporting Attorney”). A Reporting Attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report the matter to the Qualified Legal Compliance Committee as an alternative to the reporting requirements of SOX (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The Qualified Legal Compliance Committee must take appropriate steps to respond to any reports received from a Reporting Attorney. The Qualified Legal Compliance Committee meets as necessary during the year. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2021.

The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to act as a general oversight committee of the Board and to provide a forum for the Independent Trustees to meet and deliberate on certain matters to be presented to the Board for its review and/or consideration for approval at Board meetings. The Policy Committee also reviews and deliberates on the annual Section 15(c) materials received in connection with the renewal of the investment advisory, investment sub-advisory and distribution agreements, as well as the determination of the independence of the independent legal counsel to the Independent Trustees. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met five times during the fiscal year ended March 31, 2021.

The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board and its committees and the effectiveness of the Board’s committee structure, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Governance Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Governance Committee Chairperson at the Trust’s offices: Pacific Funds’ Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Governance Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the fiscal year ended March 31, 2021.

The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation policy, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board as specified in the Fund’s valuation policy adopted by the Board. The Trustee Valuation Committee met three times during the fiscal year ended March 31, 2021.

Deferred Compensation Plan. Pursuant to the Pacific Funds Trustees’ Deferred Compensation Plan (the “Deferred Compensation Plan”), an Independent Trustee has the option to elect to defer part or all of his or her compensation payable by the Trust (or any other entity considered a “single employer” under the Code), and such amount is placed into a deferral account.

Amounts in the deferral account are obligations of the Fund Complex that are payable in accordance with the Deferred Compensation Plan.

An Independent Trustee who defers compensation pursuant to the Deferred Compensation Plan has the option to select one or more credit rate options for his or her deferred account that track the total return of certain Funds and share classes of the Fund Complex (without a sales load). Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of Funds of the Fund Complex to increase or decrease due to market fluctuations. Distributions from a Trustee’s deferral account will be paid in accordance with the payout election selected by the Trustee, the terms of the Deferred Compensation Plan and in compliance with the Code.

Management Ownership. As of July 6, 2021, to the best of the Trust’s knowledge, the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of any share class of any Fund of the Trust except for the following: 22.15% of the Class I shares of Pacific Funds High Income, and 2.76% of the Advisor Class shares of Pacific Funds Portfolio Optimization Growth.

Beneficial Ownership of Trustees. The table below shows the dollar range of each Trustee’s interest equity securities beneficially owned by each Trustee as of calendar year end December 31, 2020 (unless otherwise noted) (i) in any Fund of the Trust , and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies[2]
James T. Morris[3]	None	Over $100,000
Gale K. Caruso	None	Over $100,000
Andrew J. Iseman	Pacific Funds Portfolio Optimization Growth: Over $100,000	Over $100,000
Paul A. Keller

Pacific Funds Portfolio Optimization Growth: Over $100,000

Pacific Funds Portfolio Optimization Aggressive-Growth: $50,001 to $100,000

Pacific Funds Strategic Income: $10,001 to $50,000

Pacific Funds Floating Rate Income: $50,001 to $100,000

Pacific Funds Small-Cap: $10,001 to $50,000

Over $100,000
Lucie H. Moore	None	None
Nooruddin (Rudy) Veerjee

Pacific Funds Portfolio Optimization Moderate-Conservative: $10,001 to $50,000

Pacific Funds Portfolio Optimization Moderate: $10,001 to $50,000

Pacific Funds Portfolio Optimization Growth: $10,001 to $50,000

Pacific Funds Portfolio Optimization Aggressive-Growth: $10,001 to $50,000

Pacific Funds Floating Rate Income: $10,001 to $50,000

Pacific Funds High Income: $10,001 to $50,000

Pacific Funds Strategic Income: $10,001 to $50,000

Over $100,000

1 A Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and Class I/Class D shares of the corresponding series of the Trust and Pacific Select Fund, respectively, without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations for the Trust as of March 31, 2021 which tracks the performance of the Funds of the Trust as described in the “Deferred Compensation Plan” section: Lucie H. Moore – over $100,000.

2 The “Family of Investment Companies” consists of Pacific Select Fund and Pacific Funds Series Trust (together, the “Fund Complex”). The following shows the dollar range of each Independent Trustee’s deferred compensation allocations for the Fund Complex as of March 31, 2021: Gale K. Caruso - over $100,000; Paul A. Keller – over $100,000; Lucie H. Moore – over $100,000; and Nooruddin (Rudy) Veerjee – over $100,000.

3 James T. Morris is an Interested Person of the Trust because of his positions with Pacific Life.

Compensation. No compensation is paid by the Trust to any of the Trusts’ Officers or the Interested Trustee. The following table shows the compensation paid to the Trust’s Independent Trustees for the most recently completed fiscal year ended March 31, 2021:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[2]
Gale K. Caruso	$97,000	N/A	$338,000
Andrew J. Iseman	$97,000	N/A	$338,000
Paul A. Keller	$103,000	N/A	$300,000
Lucie H. Moore	$101,000	N/A	$352,000
Nooruddin (Rudy) Veerjee	$109,000	N/A	$322,000
	$507,000	N/A	$1,650,000

1 No Independent Trustee deferred compensation during the fiscal year ended March 31, 2021. The following shows the total amount of deferred compensation payable to or accrued for the Independent Trustees: Lucie H. Moore - $139,515.

2 Compensation paid by Pacific Funds is for its fiscal year ended March 31, 2021 and for Pacific Select Fund is for its fiscal year ended December 31, 2020. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust and PLFA. The original advisory agreement for the Trust was entered into between Pacific Life and the Trust and was approved by the then-existing Board of Trustees, including a majority of the Independent Trustees who were not parties to that Advisory Agreement, at a Board meeting held on June 13, 2001, and by the sole shareholder of the Trust on June 12, 2001. The Advisory Agreement (as amended and restated) was subsequently transferred from Pacific Life to PLFA in 2007.

PLFA is responsible for overseeing the investment program for the Trust. PLFA also furnishes to the Board of Trustees, which has responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Trust’s Funds in accordance with applicable laws and regulations. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. See the “Information About the Managers” section for additional information regarding PLFA.

The Advisory Agreement will continue in effect until December 31, 2021, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement and each sub-advisory agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days written notice by any party to the Advisory Agreement or sub-advisory agreement, respectively, and each agreement will terminate automatically if assigned.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services in all states except New York. Pacific Life & Annuity Company, domiciled in Arizona, is a subsidiary of Pacific Life and a life insurance company licensed to issue individual life insurance and annuity products in the state of New York.

Pacific Life was established on January 2, 1868 under the name “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

SEC Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into and materially amend agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an “information statement” about the sub-adviser. PLFA and the Trust have applied for an expanded order from the SEC to (i) permit changing and materially amending agreements with affiliated sub-advisers (in addition to unaffiliated sub-advisers) without shareholder approval, (ii) provide access to an information statement on the Trust’s web site rather than mailing it to shareholders, (iii) permit flexibility regarding the method of providing notice of an information statement, and (iv) amend the content of the information included in an information statement. If such expanded order is granted by the SEC, subject to the conditions of any such order the Trust plans to (i) post (rather than mail) information statements regarding a new sub-adviser on the Trust’s web site within 90 days following the effective date of a new sub-advisory agreement, (ii) utilize streamlined methods to notify shareholders of the posting of an information statement (such as including notice in a supplement or other document provided to shareholders), and (iii) amend the content of an information statement to remove information that is or will be posted elsewhere on the Trust’s web site or that is determined by the Adviser and the Trust to be not relevant. In addition, the expanded order is expected to permit the Board of Trustees to meet to approve sub-advisory agreements by any means of communication that allows Board members to hear each other simultaneously during the meeting (i.e., by telephonic conference call, by video conference, etc.) rather than holding an in-person meeting, if necessary.

Investment Advisory Fee Schedules

The Trust pays the Adviser, for its services under the Advisory Agreement, a fee on an annual percentage of the average daily net assets of each Fund (the “advisory fee” or “management fee”), which is computed and accrued daily and paid monthly, according to the following schedules:

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
Pacific Funds Portfolio Optimization Conservative[1]	0.20%
Pacific Funds Portfolio Optimization Moderate-Conservative[1]
Pacific Funds Portfolio Optimization Moderate[1]
Pacific Funds Portfolio Optimization Growth[1]
Pacific Funds Portfolio Optimization Aggressive-Growth[1]
Pacific Funds Ultra Short Income	0.25%
PF Multi-Asset Fund	0.35%
Pacific Funds Core Income[2]	0.50%
Pacific Funds Floating Rate Income[2]	0.65%
PF International Value Fund
PF Large-Cap Value Fund
Pacific Funds High Income[2]	0.60%
Pacific Funds Strategic Income[2]
PF Small-Cap Growth Fund
Pacific Funds Short Duration Income[2]	0.40%
PF Short Duration Bond Fund
PF Inflation Managed Fund
PF Managed Bond Fund[3]
PF Emerging Markets Debt Fund[4]	0.785%
PF Small-Cap Value Fund	0.75%
Pacific Funds Small/Mid-Cap
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
PF Growth Fund	0.55%
PF International Large-Cap Fund[5]	0.85%
PF International Small-Cap Fund
PF Real Estate Fund[6]	0.90%
PF Emerging Markets Fund	0.80%
Pacific Funds ESG Core Bond	0.38%
Pacific Funds ESG Low Duration	0.40%

1 PLFA has agreed to waive 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion through July 31, 2022. There is no guarantee that PLFA will continue such waiver after that date.

2 PLFA has agreed to waive 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion through July 31, 2022. There is no guarantee that PLFA will continue such waiver after that date.

3 PLFA has agreed to waive 0.0075% of its investment advisory fee through July 31, 2022. There is no guarantee that PLFA will continue such waiver after that date.

4 PLFA has agreed to waive 0.02% of its investment advisory fee through July 31, 2022. There is no guarantee that PLFA will continue such waiver after that date.

5 PLFA has agreed to waive 0.03% of its investment advisory fee through July 31, 2022. There is no guarantee that PLFA will continue such waiver after that date.

6 PLFA has agreed to waive 0.15% of its investment advisory fee through July 31, 2022. There is no guarantee that PLFA will continue such waiver after that date.

Investment Advisory Fees Paid or Owed

The chart below reflects the net investment advisory fees paid or owed (i.e., after any advisory fee waivers) to PLFA from the Funds listed below, including the net investment advisory fees paid or owed to any sub-adviser by PLFA, for the three most recent fiscal years ended:

Fund	3/31/21		3/31/20	3/31/19
Pacific Funds Core Income	$5,668,291	[1]	$4,156,662[1]	$3,101,928
Pacific Funds ESG Core Bond	$27,849	[2]	N/A	N/A
Pacific Funds ESG Low Duration[3]	N/A		N/A	N/A
Pacific Funds Floating Rate Income	$9,659,314	[4]	$10,317,704[4]	$11,296,791	[4]
Pacific Funds High Income	$938,401		$769,882	$421,995
Pacific Funds Portfolio Optimization Aggressive-Growth	$599,816		$614,838	$643,120
Pacific Funds Portfolio Optimization Conservative	$476,224		$481,289	$553,384
Pacific Funds Portfolio Optimization Growth	$1,613,709		$1,692,832	$1,869,388
Pacific Funds Portfolio Optimization Moderate	$2,050,270		$2,171,773	$2,467,476
Pacific Funds Portfolio Optimization Moderate-Conservative	$648,198		$694,932	$817,122
Pacific Funds Short Duration Income	$4,427,656[5]		$3,871,548[5]	$2,027,531
Pacific Funds Small/Mid-Cap	$2,163,524		$2,735,456	$2,374,423
Pacific Funds Small-Cap	$102,165		$142,062	$195,234
Pacific Funds Small-Cap Value	$106,922		$144,005	$225,053
Pacific Funds Strategic Income	$4,708,275[6]		$4,277,778	$3,379,103
Pacific Funds Ultra Short Income	$75,111		$47,997[7]	N/A
PF Emerging Markets Debt Fund	$532,435[8]		$494,459[8]	$635,472[8]
PF Emerging Markets Fund	$992,899		$733,737	$1,160,512
PF Growth Fund	$1,018,314		$1,028,088	$952,698
PF Inflation Managed Fund	$93,287		$149,064	$267,765
PF International Large-Cap Fund	$376,993[9]		$431,883	$570,559
PF International Small-Cap Fund	$279,433		$205,360	$634,043
PF International Value Fund	$222,751		$355,562	$547,092
PF Large-Cap Value Fund	$1,085,915		$1,106,095	$1,216,100
PF Managed Bond Fund	$1,952,523[10]		$1,974,107	$2,097,530
PF Multi-Asset Fund	$3,720,366		$3,805,260	$3,890,681
PF Real Estate Fund	$305,163[11]		$624,825[11]	$380,076[11]
PF Short Duration Bond Fund	$527,036		$652,586	$554,192
PF Small-Cap Growth Fund	$197,642		$86,009	$71,446
PF Small-Cap Value Fund	$486,018		$474,512	$574,780

1 The amount shown is net of an advisory fee waiver of $35,477 and $1,152 by PLFA in fiscal years 2021 and 2020, respectively.

2 Pacific Funds ESG Core Bond commenced operations on December 14, 2020. As such, there are no investment advisory fees paid or owed prior to that date.

3 Pacific Funds ESG Low Duration did not commence operations as of the fiscal year ended March 31, 2021. As such, there are no investment advisory fees paid or owed prior to that date.

4  The amounts shown are net of an advisory fee waiver of $126,372, $152,708 and $191,872 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

5 The amounts shown are net of an advisory fee waiver of $28,510 and $8,285 by PLFA in fiscal years 2021 and 2020, respectively.

6 The amount shown is net of an advisory fee waiver of $111 by PLFA in fiscal year 2021.

7 Pacific Funds Ultra Short Income commenced operations on June 28, 2019. As such, there are no investment advisory fees paid or owed prior to that date.

8 The amounts shown are net of an advisory fee waiver of $13,920, $12,927 and $6,412 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

9 The amount shown is net of an advisory fee waiver of $3,375 by PLFA in fiscal year 2021.

10 The amount shown is net of an advisory fee waiver of $26,560 by PLFA in fiscal year 2021.

11 The amounts shown are net of an advisory fee waiver of $61,032, $124,965 and $32,189 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

For Funds with a management fee waiver agreement in place, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein. Unless otherwise noted, each fee waiver agreement automatically renews annually for a successive one-year term unless PLFA provides at least 30 days written notice of the termination of the agreement prior to beginning of the next applicable one-year term. A fee waiver agreement may also be terminated by the Trust upon 90 days written notice to PLFA.

During the term of the Advisory Agreement, except as noted above, PLFA will pay all expenses incurred in connection with activities covered under the Advisory Agreement, except expenses that are assumed by the Trust, otherwise provided for in another agreement, or assumed by a sub-adviser under a sub-advisory agreement. The Trust is responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to PLFA; the administration fee payable to Pacific Life; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Funds; interest on borrowings; the costs of any services provided by third parties contracted for by the Trust (except for the Trust’s transfer agent and sub-transfer agent services) including but not limited to expenses for the services of external audit, accounting and sub-administration, tax, custody, legal, and pricing and valuation services, preparation, printing and mailing services for regulatory documents; proxy solicitation services; all applicable registration and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); expenses for the 0.15% administration fee paid to Pacific Life as an annual percentage of average daily net assets for each Fund; and fees and expenses of Board members. Unless otherwise noted, the expense limitation agreement automatically renews annually for a successive one-year term unless PLFA provides at least 10 days written notice of the termination of the agreement prior to beginning of the next applicable one-year term. The expense limitation agreement may also be terminated by the Trust upon approval of the Board and prior written notice to PLFA.

Expenses directly attributable to a particular Fund or share class are charged to that Fund or share class, respectively. Other expenses are generally allocated proportionately among all of the Funds in relation to the net assets of each Fund.

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: the administration fee paid to Pacific Life; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses. These operating expenses do not include: management fees; distribution and/or service fees, if any; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business.

The following are the expense caps for each of the Funds for all applicable share classes (unless otherwise noted):

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, C, and Advisor	0.15% through July 31, 2022 and
0.30% from August 1, 2022 through July 31, 2023
Pacific Funds Ultra Short Income	I and Advisor	0.07% through July 31, 2022
Pacific Funds Short Duration Income	A, C, I and Advisor	0.10% through July 31, 2022
Pacific Funds Core Income	A and C	0.10% through July 31, 2022
	I, P and Advisor	0.05% through July 31, 2022
Pacific Funds Strategic Income	A and Advisor	0.10% through July 31, 2022
	C and I	0.05% through July 31, 2022
Pacific Funds Floating Rate Income	A and Advisor	0.10% through July 31, 2022
	C, P and I	0.05% through July 31, 2022
Pacific Funds High Income	A, I, P and Advisor	0.10% through July 31, 2022
	C	0.05% through July 31, 2022
Pacific Funds ESG Core Bond	I and Advisor	0.10% through July 31, 2022
Pacific Funds ESG Low Duration
Pacific Funds Small/Mid-Cap	A, C, P and Advisor	0.20% through July 31, 2022
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small/Mid-Cap	R6	0.10% through July 31, 2022
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
PF Inflation Managed Fund	P	0.15% through July 31, 2022 and
PF Managed Bond Fund		0.30% from August 1, 2022 through July 31, 2023
PF Short Duration Bond Fund
PF Emerging Markets Debt Fund
PF Growth Fund
PF Large-Cap Value Fund
PF Small-Cap Growth Fund
PF Small-Cap Value Fund
PF Emerging Markets Fund
PF International Large-Cap Fund
PF International Value Fund
PF Real Estate Fund

Fund	Share Class	Expense Caps
PF International Small-Cap Fund	P	0.25% through July 31, 2022
PF Multi-Asset Fund	P	0.16% through July 31, 2022

There is no guarantee that PLFA will continue to cap expenses upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment). Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds during the fiscal year ended March 31, 2021.

Reimbursements for the fiscal years ended:

Fund	3/31/21	3/31/20	3/31/19
Pacific Funds Core Income	$1,935,705	$2,204,086	$1,843,904
Pacific Funds ESG Core Bond[1]	$36,149	N/A	N/A
Pacific Funds ESG Low Duration[2]	N/A	N/A	N/A
Pacific Funds Floating Rate Income	$2,383,395	$3,637,709	$4,391,138
Pacific Funds High Income	$286,291	$253,239	$169,374
Pacific Funds Portfolio Optimization Aggressive-Growth	$190,351	$226,029	$253,140
Pacific Funds Portfolio Optimization Conservative	$173,374	$197,838	$230,770
Pacific Funds Portfolio Optimization Growth	$344,023	$493,143	$602,203
Pacific Funds Portfolio Optimization Moderate	$416,943	$612,516	$774,354
Pacific Funds Portfolio Optimization Moderate-Conservative	$209,189	$249,902	$305,325
Pacific Funds Short Duration Income	$1,444,108	$2,174,161	$1,385,844
Pacific Funds Small/Mid-Cap	$139,311	$516,716	$493,273
Pacific Funds Small-Cap	$96,729	$91,474	$94,696
Pacific Funds Small-Cap Value	$95,048	$89,955	$90,131
Pacific Funds Strategic Income	$1,086,189	$1,718,677	$1,612,421
Pacific Funds Ultra Short Income[3]	$112,238	$115,776	N/A
PF Emerging Markets Debt Fund	$168,623	$133,378	$124,856
PF Emerging Markets Fund	$261,447	$309,200	$310,434
PF Growth Fund	$148,484	$136,249	$112,913
PF Inflation Managed Fund	$57,500	$61,646	$58,726
PF International Large-Cap Fund	$134,071	$163,188	$124,692
PF International Small-Cap Fund	$78,680	$79,456	$60,110
PF International Value Fund	$142,097	$170,154	$154,717
PF Large-Cap Value Fund	$132,370	$125,113	$118,375
PF Managed Bond Fund	$547,131	$472,703	$443,715
PF Multi-Asset Fund	$666,818	$588,849	$609,033
PF Real Estate Fund	$47,068	$69,513	$30,395
PF Short Duration Bond Fund	$151,919	$156,485	$119,957
PF Small-Cap Growth Fund	$52,425	$31,688	$14,826
PF Small-Cap Value Fund	$64,489	$60,545	$53,658

1 Pacific Funds ESG Core Bond commenced operations on December 14, 2020. As such, there are no reimbursements prior to that date.

2 Pacific Funds ESG Low Duration did not commence operations as of the fiscal year ended March 31, 2021. As such, there are no reimbursements prior to that date.

3 Pacific Funds Ultra Short Income commenced operations on June 28, 2019. As such, there are no reimbursements prior to that date.

INFORMATION ABOUT THE MANAGERS

Management Firms

PLFA serves as investment adviser and directly manages the Portfolio Optimization Funds and the PF Multi-Asset Fund. For the remaining Funds, PLFA serves as investment adviser and employs other investment advisory firms as sub-advisers, subject to sub-advisory agreements. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA has the ultimate responsibility in overseeing and monitoring the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment objectives and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated or replaced.

PLFA also conducts ongoing due diligence on sub-advisers involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser was to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For those Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA can recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

The information below provides organizational information on each of the Managers, which includes, if applicable, the name of any person(s) who controls the Manager, the basis of the person’s control, and the general nature of the person’s business. It is followed by information regarding the compensation structure, other accounts managed, material conflicts of interests, and beneficial interest of each Manager (including PLFA) of the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, have different management requirements, and be affected by different conflicts of interests.

AllianceBernstein L.P. (“AB”)

AB, a Delaware limited partnership, is a leading global investment adviser. The majority of AB limited partnership units are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded leading financial services company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership.

Ashmore Investment Management Limited (“Ashmore”)

Ashmore is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is a wholly-owned subsidiary of Franklin Resources, Inc.

Invesco Advisers, Inc. (“Invesco”)

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

J.P. Morgan Investment Management Inc. (“JPMorgan”)

JPMorgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JPMorgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Pacific Asset Management LLC (“Pacific Asset Management”)

Founded in 2007, Pacific Asset Management specializes in credit oriented fixed income strategies. Pacific Asset Management LLC is an SEC registered investment adviser and an indirect wholly-owned subsidiary of Pacific Life Insurance Company.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.

Absent an order from the SEC or other relief, the PF Managed Bond and PF Inflation Managed Funds generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the PF Managed Bond and PF Inflation Managed Funds’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or their overall performance.

Principal Real Estate Investors, LLC (“Principal REI”)

Principal REI is a diversified asset management organization and an indirect subsidiary of Principal Financial Group, Inc.® (“Principal”). Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

QS Investors, LLC (“QS Investors”)/Franklin Advisers, Inc. (“Franklin”)

QS Investors is an investment management firm that specializes in disciplined and systematic investment solutions. QS Investors is a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Advisers, Inc. (“Franklin”), another wholly-owned subsidiary of Franklin Resources, Inc., will become the successor entity to QS Investors effective upon the closing of the corporate restructuring and transfer of QS Investors into Franklin that is expected to occur in August 2021. Upon the closing, all services provided by QS Investors to the Trust will be transitioned to Franklin, and all references in this SAI to QS Investors will be deleted and replaced with Franklin.

Rothschild & Co Asset Management US Inc. (“Rothschild & Co”)

Rothschild & Co was formed in 1962 and registered as an investment adviser with the SEC in February 1970. Rothschild & Co is a business unit of the Rothschild & Co Group, a global financial services organization that was founded in the 18th century by members of the Rothschild family. Today, Rothschild & Co is a wholly-owned subsidiary of Rothschild & Co North America Inc. Ultimate ownership lies with Rothschild & Co (France), a publicly traded French partnership, over which the Rothschild family has voting control.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

Wellington Management Company LLP (“Wellington”)

Wellington is a Delaware limited liability partnership. Wellington is a global asset management firm that provides investment services to financial intermediaries, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 90 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset operates from offices in California and New York. Certain limited trading services may be provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities is a wholly-owned subsidiary of Franklin Resources, Inc.

The following provides information regarding each Manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, have different management requirements, and be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Trust’s fiscal year ended March 31, 2021, unless otherwise noted. The descriptions could include compensation benchmarks, which are chosen by the particular Manager and may or may not match a Fund’s benchmark index or other indices presented in the Prospectuses.

AB

Compensation. AB’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AB’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers. Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns, pre-tax, are determined based on the benchmark and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. The benchmark for compensation purposes for the PF Small-Cap Value Fund is the Russell 2000 Value Index. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). Factors may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Ashmore

Portfolio Managers are compensated by the Investment Manager through capped annual salaries which are determined in line with their respective positions and seniority, as well as through overall firm performance-based annual bonuses (comprised of cash and deferred shares in Ashmore Group plc) determined at the discretion of the Ashmore Group plc’s Awards Committee and, in the case of the Chief Executive himself as head of the Investment Committee, and in the case of any Portfolio Managers categorized by the UK regulator as ‘Code’ or ‘Identified’ staff, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group plc. The determination of a Portfolio Manager’s variable compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s overall annual profitability, including all its funds and accounts with a particular focus on those for which each member is responsible, in addition a range of qualitative factors are considered including adherence to Compliance and Risk Management measures. This assessment is performed on a continuous basis as well as through a formal annual review. Variable compensation is not based upon a formulaic comparison of how a Committee Member’s individual fund or account performs as compared to a benchmark or peer group. Portfolio Managers also receive Company pension contributions which are a fixed percentage of base salary.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award.

• ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Franklin Templeton Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

The benchmark used to measure the performance of the portfolio manager for the PF Large-Cap Value Fund is the Russell 1000 Value Index.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as compared to the performance of the relevant fund peer group. Comparisons are made on a rolling one-, three-

and five-year basis as of each calendar year end. Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

The peer group category for Mr. Leverenz with respect to the PF Emerging Markets Fund is Morningstar Diversified Emerging Markets.

JPMorgan

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

The following benchmark was used to measure the following portfolio manager’s performance for the PF Small-Cap Growth Fund:

For Michael Grossman: Russell 2000 Growth Index.

The following benchmarks were used to measure the following portfolio managers’ performance for the PF International Large-Cap Fund:

1) For Daniel Ling: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

2) For Filipe Benzinho: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

The following benchmarks were used to measure the following portfolio managers’ performance for the PF Growth Fund:

1) For Eric Fischman: Russell 1000 Growth Index.

2) For Paul Gordon: Russell 1000 Growth Index.

3) For Bradford Mak: Russell 1000 Growth Index.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Asset Management

Pacific Asset Management uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Pacific Asset Management believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

Funding for annual incentives is determined based on Pacific Asset Management’s annual revenue. Certain investment staff may also receive annual incentives that are funded by firm profits. Individual incentive awards are determined on both a quantitative and qualitative basis. Quantitative factors may include, but are not limited to, the pre-tax performance of the applicable portfolio compared to an appropriate benchmark index over one, three and five year periods, and product-based revenue. Personal contribution to the team, product, and clients are considered as part of the qualitative assessment. The benchmark used to measure the performance of the portfolio managers for Pacific Funds Ultra Short Income is the Bloomberg Barclays Short Treasury Total Return Index; Pacific Funds Short Duration Income is the Bloomberg Barclays 1-3 Year Government/Credit Index; for Pacific Funds Core Income, the benchmark is the Bloomberg Barclays US Aggregate Bond Index; for Pacific Funds ESG Core Bond, the benchmark is the Bloomberg Barclays US Aggregate Bond Index; for Pacific Funds Strategic Income, the benchmark is the Bloomberg Barclays US Aggregate Bond Index; for Pacific Funds Floating Rate Income, the benchmark is the Credit Suisse Leveraged Loan Index; for Pacific Funds High Income, the benchmark is the Bloomberg Barclays US High Yield 2% Issuer Capped Index. The benchmark used for compensation purposes to measure the performance of the Pacific Asset Management portfolio managers for their portion of the PF Multi-Asset Fund is a blended composite consisting of the Bloomberg Barclays US Treasury Bills 3-6 Months Index, Bloomberg Barclays US Treasuries 1-5 Years Index, Bloomberg Barclays US Corporate Bonds 1-3 Years Index, and the U.S. Dollar 3-Month LIBOR rate. Annual incentives are paid in cash, although certain individuals have one-third of their incentives deferred for three years. The deferrals are allocated into units reflecting underlying portfolio performance of firm investment strategies.

Long-Term Incentive:

Certain investment professionals are eligible to receive long-term incentive payments. The value of these incentives is tied to the growth in the enterprise value of Pacific Asset Management via a phantom equity plan (a contractual plan that is designed to mimic stock ownership). Incentives from this plan are determined based on a multiple of firm earnings. Initial allocations of equity have been made based on roles and responsibilities.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

• PIMCO’s pay practices are designed to attract and retain high performers;

• PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

• PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

• PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

• Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

• Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers.

• Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance; the benchmark utilized are:

o PF Managed Bond Fund — Bloomberg Barclays US Aggregate Bond Index

o PF Inflation Managed Fund — Bloomberg Barclays US TIPS Index

• Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

• Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

• Contributions to mentoring, coaching and/or supervising members of team;

• Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

• With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction. PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long-Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

• The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PLFA

PLFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that PLFA believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

The financial performance of PLFA and its parent company impact overall funding for annual incentives. Individual incentive awards are determined on a discretionary basis and consider the individual’s target incentive and personal performance, which may include both quantitative and qualitative factors. Fund performance is not a specific factor in determining a PLFA portfolio manager’s incentive compensation. However, several factors, including but not limited to an evaluation of sub-adviser selection, appropriate risk positioning, asset class allocation and investment thesis development, are taken into consideration in determining a PLFA portfolio manager’s incentive pay. Annual incentives are paid in cash with no deferral.

Long-Term Incentive:

Investment professionals are eligible to receive long-term incentive awards on an annual basis. Awards pay out at the end of three years based on PLFA’s achievement against both quantitative and qualitative factors, with pre-tax fund performance on a rolling three-year time frame as compared against peer group benchmarks approved by the Trust’s Board of Trustees, accounting for the majority of the performance measurement. Target incentives are based on the individual’s role and responsibilities. Payments are determined by multiplying the individual’s target award by the PLFA performance factor for the three-year period. The peer group category for comparison purposes with respect to measuring the performance of the portfolio managers of Pacific Funds Portfolio Optimization Conservative is Morningstar U.S. Fund Allocation – 15% to 30% Equity; for Pacific Funds Portfolio Optimization Moderate-Conservative is Morningstar U.S. Fund Allocation – 30% to 50% Equity; for Pacific Funds Portfolio Optimization Moderate is the Morningstar U.S. Fund Allocation – 50% to 70% Equity; for Pacific Funds Portfolio Optimization Growth is Morningstar U.S. Fund Allocation – 70% to 85% Equity; and for Pacific Funds Portfolio Optimization Aggressive-Growth is Morningstar U.S. Fund Allocation – 85%+ Equity.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

Principal REI

Principal REI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly on a pre-tax basis, reinforcing a longer term orientation. For compensation purposes, the benchmark utilized for the portfolio managers of the PF Real Estate Fund is the MSCI U.S. REIT Index. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. 40% of the deferred compensation is awarded in Principal Financial Group restricted stock units and 60% is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.

All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

QS Investors

Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

• Competitive base salaries;

• Individual discretionary-based bonuses based on the investment professional’s added value to the products for which they are responsible. The analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, management’s assessment of a portfolio manager's contributions to the investment team, the investment process and overall performance, and fund and other account performance. Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and

• Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

Rothschild & Co

Compensation for all investment professionals includes a combination of a competitive base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis.

Many factors are used to assess each individual’s contributions to firm and client success, which determinates individual performance-based bonuses. A portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager’s contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Bonuses are not directly tied to peer investment universes and/or relative performance to any benchmark. There is also no direct link between fund performance and portfolio manager compensation.

Other factors taken into consideration include the individual’s contributions to the investment process, research, risk management, client service, new business development, and leadership.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan, and T. Rowe Price International Ltd., as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. For PF Short Duration Bond Fund, relative performance and risk-adjusted performance are typically determined with reference to a broad-based index benchmark (Bloomberg Barclays 1-3 Year US Government/Credit Bond Index) and a Lipper index peer group (Short Investment Grade Debt Funds Average), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance for all portfolios managed by the portfolio manager.

Wellington

Wellington receives a fee based on the assets under management of each fund it manages or sub-advises. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2020.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington

Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the MSCI EAFE Index over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Western Asset

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole. Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. For the PF Managed Bond Fund, the benchmark for compensation purposes is the Bloomberg Barclays US Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds.

Other Accounts Managed

The following table includes information for each portfolio manager of the Trust regarding the number and total assets of other accounts managed as of the fiscal year ended March 31, 2021 (unless otherwise noted) that each portfolio manager has day-to-day management responsibilities for, other than the Funds they manage within the Trust (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the Prospectuses for information on the Funds that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the applicable Manager. Portfolio managers are listed alphabetically by Manager.

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
AB
James MacGregor
Registered Investment Companies	19	$8,386,739,977	None	N/A
Other Pooled Investment Vehicles	37	$1,682,462,864	None	N/A
Other Accounts	71	$3,702,551,586	None	N/A
Erik Turenchalk
Registered Investment Companies	17	$8,336,369,812	None	N/A
Other Pooled Investment Vehicles	36	$1,508,481,208	None	N/A
Other Accounts	48	$3,547,888,736	None	N/A
Ashmore
Mark Coombs
Registered Investment Companies	16	$3,631,412,094	None	N/A
Other Pooled Investment Vehicles	56	$14,640,990,187	11	$1,770,180,782
Other Accounts	98	$64,840,515,264	17	$62,743,358,853

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Robin Forrest
Registered Investment Companies	16	$3,631,412,094	None	N/A
Other Pooled Investment Vehicles	56	$14,640,990,187	11	$1,770,180,782
Other Accounts	98	$64,840,515,264	17	$62,743,358,853
Herbert Saller
Registered Investment Companies	16	$3,631,412,094	None	N/A
Other Pooled Investment Vehicles	56	$14,640,990,187	11	$1,770,180,782
Other Accounts	98	$64,840,515,264	17	$62,743,358,853
Ricardo Xavier
Registered Investment Companies	16	$3,631,412,094	None	N/A
Other Pooled Investment Vehicles	56	$14,640,990,187	11	$1,770,180,782
Other Accounts	98	$3,631,412,094	17	$62,743,358,853
ClearBridge
Robert Feitler
Registered Investment Companies	4	$3,842,507,198	1	$2,267,094,229
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,035	$1,576,069,339	None	N/A
Dmitry Khaykin
Registered Investment Companies	4	$3,842,507,198	1	$2,267,094,229
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,066	$1,716,158,488	None	N/A
Invesco
Justin M. Leverenz
Registered Investment Companies	5	$52,082,782,932	None	N/A
Other Pooled Investment Vehicles	8	$7,021,773,959	None	N/A
Other Accounts	2	$254,720,987	None	N/A
JPMorgan
Richard Figuly
Registered Investment Companies	28	$58,958,664	None	N/A
Other Pooled Investment Vehicles	11	$17,627,516	None	N/A
Other Accounts	12	$4,513,009	1	$1,188,737
Steven Lear
Registered Investment Companies	8	$56,859,048	None	N/A
Other Pooled Investment Vehicles	5	$13,069,978	None	N/A
Other Accounts	13	$2,178,834	None	N/A
Justin Rucker
Registered Investment Companies	15	$51,884,236	None	N/A
Other Pooled Investment Vehicles	6	$14,417,750	None	N/A
Other Accounts	20	$6,798,119	1	$1,188,737
MFS
Filipe Benzinho
Registered Investment Companies	6	$14,906,181,459	None	N/A
Other Pooled Investment Vehicles	6	$3,346,840,685	None	N/A
Other Accounts	31	$8,056,463,567	None	N/A
Eric Fischman
Registered Investment Companies	10	$63,453,667,681	None	N/A
Other Pooled Investment Vehicles	6	$1,585,999,689	None	N/A
Other Accounts	27	$8,635,831,679	None	N/A
Paul Gordon
Registered Investment Companies	10	$63,453,667,681	None	N/A
Other Pooled Investment Vehicles	6	$1,585,999,689	None	N/A
Other Accounts	26	$8,633,484,829	None	N/A
Michael Grossman
Registered Investment Companies	5	$5,459,110,165	None	N/A
Other Pooled Investment Vehicles	1	$6,855,119	None	N/A
Other Accounts	None	N/A	None	N/A
Daniel Ling
Registered Investment Companies	6	$14,906,181,459	None	N/A
Other Pooled Investment Vehicles	6	$3,346,840,685	None	N/A
Other Accounts	31	$8,056,463,567	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Bradford Mak
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$2,346,851	None	N/A
Pacific Asset Management
C. Robert Boyd
Registered Investment Companies	2	$1,339,772,957	None	N/A
Other Pooled Investment Vehicles	1	$28,626,647	1	$28,626,647
Other Accounts	4	$1,730,950,577	3	$1,389,950,275
J.P. Leasure
Registered Investment Companies	2	$405,031,353	None	N/A
Other Pooled Investment Vehicles	1	$1,574,007,906	None	N/A
Other Accounts	4	$2,240,467,450	3	$1,389,950,275
Michael Marzouk
Registered Investment Companies	2	$405,031,353	None	N/A
Other Pooled Investment Vehicles	1	$1,574,007,906	None	N/A
Other Accounts	6	$2,240,467,450	3	$1,389,950,275
Brian M. Robertson
Registered Investment Companies	3	$1,988,199,498	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Ying Qiu
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	1	$28,626,647	1	$28,626,647
Other Accounts	9	$2,243,566,978	None	N/A
David Weismiller
Registered Investment Companies	1	$648,426,542	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	7	$1,648,669,139	None	N/A
PIMCO
Daniel He
Registered Investment Companies	17	$24,703,096,840	None	N/A
Other Pooled Investment Vehicles	1	$316,939,956	None	N/A
Other Accounts	7	$2,639,198,469	1	$183,291,633
Mark R. Kiesel
Registered Investment Companies	23	$154,220,116,701	None	N/A
Other Pooled Investment Vehicles	50	$92,452,888,962	2	$497,476,429
Other Accounts	99	$76,869,389,680	4	$1,838,384,251
Scott A. Mather
Registered Investment Companies	21	$111,331,206,327	None	N/A
Other Pooled Investment Vehicles	20	$13,193,591,075	None	N/A
Other Accounts	87	$42,611,506,334	7	$5,247,336,852
Mohit Mittal
Registered Investment Companies	7	$97,890,705,731	None	N/A
Other Pooled Investment Vehicles	14	$31,489,906,793	2	$2,314,281,853
Other Accounts	145	$95,065,599,381	7	$2,142,773,480
Stephen Rodosky
Registered Investment Companies	24	$37,525,806,175	None	N/A
Other Pooled Investment Vehicles	7	$2,130,655,924	1	$1,158,542,041
Other Accounts	20	$7,654,709,497	4	$1,324,147,682

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
PLFA
Jordan D. Fettman Registered Investment Companies Other Pooled Investment Vehicles Other Accounts Max Gokhman	None None None	N/A N/A N/A	None None None	N/A N/A N/A
Registered Investment Companies	9	$29,357,625,576	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Howard T. Hirakawa
Registered Investment Companies	9	$29,357,625,576	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Carleton J. Muench
Registered Investment Companies	9	$29,357,625,576	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Samuel S. Park
Registered Investment Companies	9	$29,357,625,576	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Edward Sheng
Registered Investment Companies	9	$29,357,625,576	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Principal REI
Keith Bokota
Registered Investment Companies	3	$6,158,780,448	None	N/A
Other Pooled Investment Vehicles	2	$135,908,140	None	N/A
Other Accounts	32	$2,188,235,227	None	N/A
Anthony Kenkel
Registered Investment Companies	10	$10,615,871,365	None	N/A
Other Pooled Investment Vehicles	5	$1,945,072,597	None	N/A
Other Accounts	65	$9,781,481,355	5	$742,058,624
Kelly D. Rush
Registered Investment Companies	10	$10,615,871,365	None	N/A
Other Pooled Investment Vehicles	5	$1,945,072,597	None	N/A
Other Accounts	66	$9,844,644,783	5	$742,058,624
QS Investors
Christopher W. Floyd
Registered Investment Companies	16	$2,675,396,747	None	N/A
Other Pooled Investment Vehicles	7	$453,066,282	None	N/A
Other Accounts	6	$207,697,760	None	N/A
Joseph S. Giroux
Registered Investment Companies	16	$2,675,396,747	None	N/A
Other Pooled Investment Vehicles	7	$453,066,282	None	N/A
Other Accounts	6	$207,697,760	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Rothschild & Co
Joseph Bellantoni
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	2	$316,729,618	None	N/A
Other Accounts	14	$575,186,096	None	N/A
Eric Fraser
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	7	$436,123,011	None	N/A
Bradley Hunnewell
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	7	$436,123,011	None	N/A
Tina Jones
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	8	$437,618,887	None	N/A
Michael Kehoe
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	2	$384,338,341	None	N/A
Other Accounts	12	$517,632,120	1	$57,336,045
Douglas J. Levine
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	4	$701,067,959	None	N/A
Other Accounts	26	$1,092,818,216	1	$57,336,045
T. Rowe Price
Michael F. Reinartz
Registered Investment Companies	6	$10,616,745,536	None	N/A
Other Pooled Investment Vehicles	1	$13,484,527,164	None	N/A
Other Accounts	4	$1,365,845,308	None	N/A
Wellington
Andrew M. Corry
Registered Investment Companies	8	$3,658,204,770	None	N/A
Other Pooled Investment Vehicles	20	$2,172,478,715	3	$130,142,806
Other Accounts	12	$1,581,311,978	None	N/A
James H. Shakin
Registered Investment Companies	8	$3,658,204,770	None	N/A
Other Pooled Investment Vehicles	20	$2,172,478,715	3	$130,142,806
Other Accounts	12	$1,581,311,978	None	N/A
Western Asset
John L. Bellows
Registered Investment Companies	18	$74,661,977,507	None	N/A
Other Pooled Investment Vehicles	16	$13,570,963,355	None	N/A
Other Accounts	179	$61,163,537,243	6	$4,640,241,535
S. Kenneth Leech
Registered Investment Companies	98	$172,618,692,352	None	N/A
Other Pooled Investment Vehicles	228	$79,334,048,343	10	$1,400,750,242
Other Accounts	644	$224,047,868,148	26	$17,133,362,496
Mark S. Lindbloom
Registered Investment Companies	26	$84,913,050,079	None	N/A
Other Pooled Investment Vehicles	20	$16,809,460,319	None	N/A
Other Accounts	186	$62,767,051,988	7	$5,321,036,637
Frederick R. Marki
Registered Investment Companies	21	$78,121,065,169	None	N/A
Other Pooled Investment Vehicles	20	$16,802,723,826	None	N/A
Other Accounts	189	$66,203,493,107	8	$6,923,664,253
Julien A. Scholnick
Registered Investment Companies	18	$77,751,316,064	None	N/A
Other Pooled Investment Vehicles	15	$13,455,300,370	None	N/A
Other Accounts	174	$59,492,360,694	6	$4,640,241,535

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Fund or Funds(s) of the Trust in which the Manager acts as sub-adviser may be presented with the following potential conflicts:

AB

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

To address these conflicts of interest, AB’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Ashmore

The following summarizes the policy of Ashmore for managing conflicts of interest. As an investment adviser to multiple client accounts, Ashmore recognizes that potential conflicts of interest may arise in its management of such accounts. Ashmore has adopted compliance policies and procedures that are designed to identify, manage and/or mitigate these conflicts. Although Ashmore believes its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest among Ashmore, its affiliates and clients, no set of policies and procedures can anticipate every potential conflict of interest. Accordingly, where a particular conflict that is not covered by such procedures arises, Ashmore will take the course of action most consistent with its policies to eliminate or minimize the harm of such conflict.

Conflicts of interest can arise where: (i) the interests of Ashmore conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of Ashmore conflict with those of another of Ashmore’s clients (client vs. client conflicts). Ashmore has policies and arrangements in place to identify and manage conflicts of interest that may arise between Ashmore and its clients or between the Ashmore’s different clients. Ashmore has a policy of independence that requires its staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

Ashmore places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. Ashmore’s compliance department conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions — Ashmore acts as manager, investment manager, advisor or general partner to and may receive different rates of remuneration, including investment management/ advisory fees and performance fees from multiple client accounts. Whilst we may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of our remuneration based thereon, we will at all times have regard to our obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal — Ashmore has from time to time taken, and may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. We have and may also in the future co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of, or acquires part or all of, a client fund’s assets or client fund itself. Ashmore’s return on investment in a client fund will be determined by reference to the investment decisions we make for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. Principal transactions by Ashmore are made subject to policy and limits specified from time to time by the Board of Ashmore Group plc. Our policies require that all personal interests, relationships or arrangements, including those of our affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Ashmore staff personal investments — certain directors and employees of Ashmore or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company. All Ashmore directors and employees are subject to the Ashmore Personal Account Dealing Code.

Client vs. client conflicts

Aggregation of transactions in investments — Ashmore may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients (and as referred to above applicable investments as principal).

The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments — aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that our clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. Our policy further requires all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients — Ashmore may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which Ashmore or an affiliated company is the manager or investment manager (for example for a fund of fund).

Ashmore may potentially charge the higher of the two management fees and could double-charge performance fees where one fund invests in another emerging markets fund. Ashmore currently elects not to receive double performance fees on any such investments.

Ashmore may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where Ashmore determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

ClearBridge

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge as sub-adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

● The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

● If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

● Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

● Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all fund’s and accounts for which a portfolio manager has day-to-day management responsibilities. Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

JP Morgan

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PF Growth Fund, the PF International Large-Cap Fund, the PF Small-Cap Growth Fund, and other accounts and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or its personnel, including portfolio managers.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Pacific Asset Management

Pacific Asset Management may manage client assets with similar investment strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another. As a registered investment adviser and a fiduciary, Pacific Asset Management exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.

In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client. Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy. In addition, Pacific Asset Management will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Pacific Asset Management or different amounts of investable cash available. As a result, although Pacific Asset Management manages multiple accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. Pacific Asset Management has implemented policies and procedures to address trade allocation and aggregation decisions. These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of a Portfolio Optimization Fund, on the one hand, and other Portfolio Optimization Funds or the Underlying Funds on the other hand. This might occur, for example, if an Underlying Fund in which multiple Portfolio Optimization Funds invest has limited capacity for further investment; or if certain Underlying Funds are more profitable than others. PLFA has a process in place to address these types of risks.

Principal REI

Principal REI has its own trading platform and personnel that perform trade-related functions. Where applicable, Principal REI trades on behalf of its own clients. Such transactions are executed in accordance with Principal REI's trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal REI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Principal REI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which Principal REI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal REI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal REI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal REI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

QS Investors

QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed to be fair and equitable across client account portfolios by QS

Investors’ methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors employees may buy, hold or sell securities at or about the same time that QS Investors is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This presents a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics, which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

Rothschild & Co

Investment teams and individual portfolio managers may manage multiple client accounts, including without limitation, institutional and ultra-high-net-worth separate accounts, commingled funds, and Mutual Funds and CITs sub-advised by the Firm, as well as wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Rothschild & Co and/or its personnel have an interest. Rothschild & Co has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Rothschild & Co manages numerous accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit their brokerage discretion.

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Western Asset

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund(s) that they manage on behalf of the Trust. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance. As of the Trust’s fiscal year ended March 31, 2021, none of the portfolio managers beneficially owned shares in the Funds that they manage except as disclosed in the table below.

Portfolio Manager	Fund Managed and Owned	Dollar Range of Equity Securities Beneficially Owned
Joe Bellantoni	Pacific Funds Small-Cap	$100,001 - $500,000
Eric Fraser	Pacific Funds Small-Cap	$10,001 - $50,000
	Pacific Funds Small-Cap Value	$50,001 - $100,000
Bradley Hunnewell	Pacific Funds Small-Cap	$1 – $10,000
	Pacific Funds Small-Cap Value	$10,001 - $50,000
	Pacific Funds Small/Mid-Cap	$1 - $10,000
Tina Jones	Pacific Funds Small-Cap	$50,001 - $100,000
	Pacific Funds Small-Cap Value	$100,001 - $500,000
	Pacific Funds Small/Mid-Cap	$50,001 - $100,000
Michael Kehoe	Pacific Funds Small/Mid-Cap	$100,001 - $500,000
J.P. Leasure	Pacific Funds Floating Rate Income	$50,001 - $100,000
Douglas J. Levine	Pacific Funds Small-Cap	$100,001 - $500,000
	Pacific Funds Small/Mid-Cap	$10,001 - $50,000
Michael Marzouk	Pacific Funds Core Income	$1 - $10,000
	Pacific Funds Floating Rate Income	$50,001 - $100,000
	Pacific Funds Short Duration Income	$1 - $10,000
Brian M. Robertson	Pacific Funds Core Income	$1 - $10,000
	Pacific Funds High Income	$1 - $10,000
David Weismiller	Pacific Funds Core Income	$10,001 - $50,000
	Pacific Funds Short Duration Income	$50,001 - $100,000

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager purchases or sells the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Portfolio Optimization Funds invest primarily in their respective Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly, the following description is relevant for all Funds.

The Adviser or Manager for a Fund places all orders for the purchase and sale of securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will seek to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker, subject to compliance with the Trust’s policies and applicable law. In addition, all Managers (including the Adviser) that have day-to-day portfolio management responsibilities for Funds have adopted policies regarding their duty to seek best execution for transactions conducted on behalf of these Funds. These policies generally cover the selection of brokers and dealers, order aggregation, allocation of orders, affiliated transactions, and brokerage and research services (soft dollars), as applicable.

There is generally no stated commission in the case of debt securities, which are traded in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker could charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.
As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, a commission amount that exceeds the amount charged by another broker-dealer because of the value of the brokerage and research services provided. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive brokerage and research services from many broker-dealers with which the Adviser or Manager places the Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund within the Trust. The advisory fee paid by a Fund is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The following table lists Funds that incurred brokerage commissions during the fiscal years ended:

Fund	3/31/21*	3/31/20*	3/31/19*
Pacific Funds Core Income	N/A	$579	$1,381
Pacific Funds Floating Rate Income	$13,327	$18,615	$7,879
Pacific Funds High Income	$1,042	$2,318	$948
Pacific Funds Short Duration Income	N/A	N/A	$367
Pacific Funds Small/Mid-Cap	$273,581	$169,534	$128,220
Pacific Funds Small-Cap	$17,462	$12,136	$16,257
Pacific Funds Small-Cap Value	$23,817	$17,069	$24,323
Pacific Funds Strategic Income	$10,896	$31,187	$14,933
PF Emerging Markets Debt Fund	$450	$29,831	$1
PF Emerging Markets Fund[1]	$112,545	$129,850	$175,111
PF Growth Fund	$15,606	$12,031	$15,067
PF Inflation Managed Fund	$2,883	$3,789	$2,978
PF International Large-Cap Fund	$9,086	$11,907	$37,975
PF International Small-Cap Fund	$17,057	$22,637	$55,570
PF International Value Fund	$18,157	$30,295	$66,807
PF Large-Cap Value Fund	$29,159	$22,954	$32,475
PF Managed Bond Fund	$45,045	$117,660	$152,625
PF Multi-Asset Fund	$10,870	$10,116	$5,082
PF Real Estate Fund	$29,962	$31,882	$59,288
PF Short Duration Bond Fund	$2,769	$4,340	$2,451
PF Small-Cap Growth Fund[2]	$28,162	$17,934	$12,668
PF Small-Cap Value Fund	$66,681	$40,135	$47,913

* Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets, unless otherwise noted (e.g., change in sub-adviser).

1 Effective May 24, 2019, Invesco became the sub-adviser of the PF Emerging Markets Fund. Oppenheimer Funds, Inc. served as the sub-adviser prior to that date.

2 Effective May 1, 2020, MFS became the sub-adviser of the PF Small-Cap Growth Fund. Lord Abbett & Co. LLC served as the sub-adviser prior to that date.

For the fiscal year ended March 31, 2021, each of the following Funds, through their respective Manager(s), paid the following brokerage commissions to firms that may have provided eligible research and/or brokerage services:

Fund	Soft Dollar Commissions	Trade Amount Resulting in Soft Dollar Commissions
Pacific Funds Small/Mid-Cap	$212,140	$157,209,753
Pacific Funds Small-Cap	$13,691	$10,056,845
Pacific Funds Small-Cap Value	$18,442	$11,123,913
PF Emerging Markets Fund	$83,483	$68,428,466
PF Large-Cap Value Fund	$12,874	$60,313,600
PF Small-Cap Value Fund	$32,416	$48,199,615

During the fiscal year ended March 31, 2021, Pacific Funds Core Income, Pacific Funds ESG Core Bond, Pacific Funds High Income, Pacific Funds Short Duration Income, Pacific Funds Ultra Short Income, PF Growth Fund, PF Inflation Managed Fund, PF International Growth Fund, PF Large-Cap Value Fund, PF Managed Bond Fund, PF Multi-Asset Fund and PF Short Duration Bond Fund acquired and sold securities of their Regular Broker-Dealers (as defined in the table below) and/or their Regular Broker-Dealers’ parent company. As of March 31, 2021, the following Funds held securities of their Regular Broker-Dealers and/or their Regular Broker-Dealers’ parent company as listed below:

Fund	Regular Broker-Dealers[1]	Value of Securities
Pacific Funds Core Income	Bank of America Corp	$9,762,391
	Citigroup Inc.	$19,244,88
	JP Morgan Chase and Co.	$15,082,759
	Morgan Stanley	$10,031,880
	Wells Fargo and Company	$17,856,453
Pacific Funds ESG Core Bond	Bank of America Corp	$417,139
	Citigroup Inc.	$526,852
	Goldman Sachs	$548,248
	JP Morgan Chase & Co.	$254,566
	Morgan Stanley	$546,905
Pacific Funds High Income	Citigroup Inc.	$306,277
	Goldman Sachs	$381,282

Fund	Regular Broker-Dealers[1]	Value of Securities
Pacific Funds Short Duration Income	Bank of America Corp	$18,657,604
	Citigroup Inc.	$16,903,710
	Credit Suisse	$6,537,520
	Goldman Sachs	$41,040,949
	JP Morgan Chase & Co.	$14,248,544
	Morgan Stanley	$11,675,186
	Royal Bank of Canada	$7,271,579
	Wells Fargo	$9,196,441
Pacific Funds Ultra Short Income	Bank of America Corp	$502,810
	Citigroup Inc.	$811,814
	Goldman Sachs	$1,002,173
	JP Morgan Chase & Co.	$766,235
	Morgan Stanley	$457,817
	Royal Bank Canada	$401,943
	Wells Fargo & Company	$105,365
PF Inflation Managed Fund	Aviation Capital Group LLC	$205,114
	Avolon Holdings Limited	$107,676
PF International Large-Cap Fund	Toronto-Dominion Bank	$225,430
	UBS Group	$764,632
PF Large-Cap Value Fund	Bank of America Corp	$7,780,791
	JP Morgan Chase & Co.	$7,707,405
PF Managed Bond Fund	Banco Santander SA	$882,810
	Barclays Capital Inc.	$19,764,151
	BNP Paribas	$3,499,948
	BofA Securities, Inc.	$97,614,722
	BOK Financial Securities, Inc.	$16,348,635
	Citigroup	$7,584,364
	Citigroup Global Markets Inc.	$49,373,406
	Credit Suisse First Boston	$7,457,022
	Deutsche Bank AG	$1,567,428
	Deutsche Bank Securities Inc.	$27,542,347
	Duncan Williams Incorporated	$13,782,242
	General Electric Company	$1,066,819
	Goldman Sachs & Co LLC	$65,097,636
	HSBC Securities (USA) Inc.	$56,547,655
	JP Morgan Chase & Co.	$10,285,170
	Mizuho Financial Group Inc.	$1,148,225
	Morgan Stanley & Company	$130,691,539
	Nasdaq Inc.	$918,968
	Natwest Group PLC	$953,420
	Sumitomo Mitsui Finance and Leasing	$1,144,817
	Wells Fargo & Company	$960,751
	Wells Fargo Securities LLC	$481,597,491
PF Multi-Asset Fund	Bank of America Corp	$10,002,027
	Citigroup Inc.	$9,395,495
	Goldman Sachs Group	$9,626,046
	JP Morgan Chase and Co.	$9,342,308
	Morgan Stanley	$9,485,065
	Royal Bank of Canada	$15,014,333
	Wells Fargo and Company	$3,831,850
PF Short Duration Bond Fund	Bank of America	$298,055
	Credit Suisse	$363,220
	Goldman Sachs	$630,914

Fund	Regular Broker-Dealers[1]	Value of Securities
	HSBC	$527,641
	Morgan Stanley	$200,280
	Wells Fargo	$359,849

1 “Regular Broker-Dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the Fund(s) it manages. For purposes of determining the top ten firms, transactions executed by the Trust’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.) are excluded.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, generally long-term securities are included and the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in Managers and investment personnel and reorganizations of Funds may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Funds. Significant changes in turnover rates may occur in certain Funds for reasons other than market conditions and trading opportunities. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a shareholder. The trading strategies of the PF Managed Bond Fund generally result in very high and fluctuating turnover rates and changes of approximately 200% in the turnover rates for this Fund are generally not considered significant.

In addition, many of the Funds are Underlying Funds of the Portfolio Optimization Funds. As a result, changes to the allocations of the Portfolio Optimization Funds may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in Managers and investment personnel and reorganizations of the Underlying Funds, may result in the purchase or sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Funds. Significant changes in turnover rates may occur in certain Underlying Funds for reasons other than market conditions and trading opportunities.

Disclosure of Portfolio Holdings

The Trust publicly discloses portfolio holdings periodically on the Trust’s website. The website address is https://www.PacificFunds.com/resources/portfolio-holdings. Unaudited month-end holdings for each Fund are generally posted approximately three to five business days following month-end. There could be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings will also be included in periodic filings with the SEC.

It is the policy of the Trust to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Trust’s disclosure of portfolio holdings policy and related procedures (“Disclosure of Portfolio Holdings Policy”). The Disclosure of Portfolio Holdings Policy is meant to protect the interests of the Trust’s shareholders and to address potential conflicts of interest that could arise between the interests of the Trust’s shareholders and those of a Trust and Adviser service provider, including the Adviser, a Manager, the Distributor or their affiliates.

More current, non-public holdings information is available to certain service providers in order for such service providers to fulfill their contractual obligations to (or on behalf of) the Trust and Adviser service providers. Such service providers, including (but not limited to) the Adviser, each Manager, the Trust’s custodian, auditors, counsel and Independent Trustees’ counsel, can receive or have access to non-public portfolio holdings without any lag time on an as-needed basis. Each of these service providers has entered into an agreement with the Trust or Adviser whereby the service provider has a contractual duty to maintain the confidentiality of such non-public information, as well as not to trade on such information. In addition to the Adviser and each Manager, these service providers include:

BSR & Co. LLP	Grant & Eisenhofer P.A.
Barra, LLC	Institutional Shareholder Services Inc.
BNY Mellon Investment Servicing (US) Inc.	Interactive Data Pricing and Reference Data LLC
BNY Mellon Investment Servicing Trust Company	Kessler, Topaz, Meltzer & Check, LLP
Bloomberg Finance L.P.	KPMG Limited

Citigroup Global Markets Inc.	Merrill Communications LLC
Dechert LLP	Rahman Huq
Deloitte & Touche LLP	Securities Class Action Services, LLC
Diligent Board Member Services, Inc.	SS&C Technologies, Inc.
Donnelley Financial Solutions (DFIN)	StarCompliance, Inc.
Ernst & Young LLP	State Street Bank and Trust Company
Ernst & Young Management Services Inc.	Sullivan and Worcester, LLP
FactSet Research Systems Inc.	The Bank of New York Mellon
FilePoint EDGAR Services, LLC	Zeno AN Solutions

The release of portfolio holdings information to a party, including the parties listed above, in advance of its release to all shareholders or the general public is permitted by the Disclosure of Portfolio Holdings Policy only when (i) the Trust, the Adviser, or the Manager or other Trust service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or applicable Manager’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions as that of a Trust service provider, including a duty not to trade on the information (which duty may be encompassed by broader language, such as a duty to comply with anti-fraud provisions of, or applicable provisions of, federal securities laws), provided, however that the Adviser or Manager will not trade on such information in a manner inconsistent with applicable law or inconsistent with any internal policy adopted by the firm to govern trading by its employees.

In addition, when the Trust, the Adviser or Managers purchase and sell securities through broker-dealers, engage in OTC trading with certain counterparties (i.e. swap dealers), request bids on securities, or obtain price quotations on securities, the Trust may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Trust has not entered into formal confidentiality agreements in connection with such situations; however, the Trust would not continue to conduct business with an entity believed to be misusing the disclosed information.

The Trust, or its duly authorized service providers, can disclose portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Trust’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.

If the Trust or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, pricing services, trade and settlement or administrative services companies or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Trust service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of the Trust’s service providers.

The Trust relies on the contractual obligations of the Trust’s service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Trust has an established process whereby Managers are asked to provide written confirmation as to their compliance with the Disclosure of Portfolio Holdings Policy.

No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in this section or the Disclosure of Portfolio Holdings Policy, the Trust’s Board of Trustees, its General Counsel or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Trust’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure of Portfolio Holdings Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure of Portfolio Holdings Policy.

The Trust’s CCO receives reports of violations of the Disclosure of Portfolio Holdings Policy by the Trust, the Adviser, its service providers, and Managers. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE (“NAV”)

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge (“CDSC”). Exchange orders within the Funds are effected at NAV. Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by the Trust or its designee in proper form. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of investments from a Fund, in lieu of cash, in accordance with applicable rules. The calculation of each Fund’s NAV is discussed further in the Prospectuses.

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board. Valuation of investments held by the Funds is discussed in the Prospectuses.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Pacific Select Distributors, LLC (“PSD”), a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter and distributor (“Distributor”) of the continuous offering of each class of the Trust’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust, which is subject to annual approval by the Trust’s Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days nor less than 30 days written notice to the Distributor, or by the Distributor upon not more than 60 days nor less than 30 days written notice to the Trust. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class. The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and/or Service Plan described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it will continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust currently offers Class A, Class C, Class I, Class P, Class R6 and Advisor Class shares (collectively, the “Shares”). Although certain Funds may offer multiple classes of shares, not all Funds offer all share classes discussed herein. Certain share classes are limited to eligible investors. Investors who held an eligible account for a share class at time of purchase but may no longer be eligible to purchase such share class may continue to purchase those shares. Please refer to the Prospectuses for more information on the share classes offered by a particular Fund. Certain Funds of the Trust previously offered Class B, Class R and Investor Class shares.

Class A, Class C, Class I and Advisor Class shares of the applicable Funds are generally offered through firms which are members of FINRA, and which have selling or dealer agreements with the Distributor (each, a “selling group member”). Class A, Class I, Advisor Class and Class R6 shares are offered through the Fund’s Distributor to employer sponsored retirement and benefit plans pursuant to a separate agreement with the Trust’s administrator and Distributor. Class R6 is also offered to shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild & Co North America Inc. (including employees of Rothschild & Co), PLFA and certain of its affiliates. Class P shares are offered by the Underlying Funds and are generally only available for investment by the Portfolio Optimization Funds, PLFA and certain of its affiliates.

The Trust has adopted a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the NAV of that class in relation to the NAV of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charges and Contingent Deferred Sales Charges

As described in the Prospectus, the applicable Funds are grouped into different categories for determining initial sales charges, which declines as the amount of the purchase reaches defined levels. The initial sales charge may be waived or reduced for certain purchases, as described in the Prospectus. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A and Class C shares, subject to certain waivers described in the Prospectus.

Category I: Portfolio Optimization Funds

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $50,000	5.50%	4.75%
	$50,000 to under $100,000	4.75%	4.00%
	$100,000 to under $250,000	3.75%	3.00%
	$250,000 to under $500,000	3.00%	2.50%
	$500,000 to under $1,000,000	2.10%	1.60%
	$1,000,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category II: Pacific Funds Core Income, Pacific Funds High Income, Pacific Funds Strategic Income, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value.

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $100,000	4.25%	3.75%
	$100,000 to under $250,000	3.50%	3.25%
	$250,000 to under $500,000	2.25%	2.00%
	$500,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category III: Pacific Funds Floating Rate Income and Pacific Funds Short Duration Income

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $100,000	3.00%	2.50%
	$100,000 to under $250,000	2.25%	1.75%
	$250,000 to under $500,000	1.50%	1.25%
	$500,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

For All Applicable Funds

		Contingent Deferred Sales Charge (Load) (CDSC)
Class C	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)[1]	1st	1.00%

1 The Distributor will pay selling group members a sales commission and first year servicing fee out of its own assets of 1% of the amount invested. The Distributor will also pay selling group members a sales commission and servicing fee (through a trail commission) out of its own assets of 1.0% of the Class C assets. Trail commission is paid quarterly beginning in the thirteenth month, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class C assets from the Fund pursuant to the Class C Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time. Class C shares automatically convert to Class A shares after a holding period of six years.

Class I	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Advisor Class	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Class R6	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Each Fund receives the entire NAV of all its shares sold. The Distributor retains the applicable sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A or C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain policies under the Code concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

For the past three fiscal years ended March 31, 2021, 2020 and 2019, the Distributor received and retained, as applicable, the following amounts in sales charges1 in connection with the sale of shares:

Fiscal Year End/Fund	Class A Sales Charges[2] Before Dealer Re-Allowance	Class A Sales Charges Retained	Class A Deferred Sales Charges	Class C Deferred Sales Charges
March 31, 2021
Pacific Funds Portfolio Optimization Conservative	$223,308	$39,675	$—	$4,335
Pacific Funds Portfolio Optimization Moderate-Conservative	$384,794	$63,862	$—	$1,312
Pacific Funds Portfolio Optimization Moderate	$742,832	$84,960	$—	$5,655
Pacific Funds Portfolio Optimization Growth	$777,666	$110,474	$17	$7,530
Pacific Funds Portfolio Optimization Aggressive-Growth	$339,290	$51,251	$9	$3,367
Pacific Funds Short Duration Income	$92,764	$—	$39,769	$1,545
Pacific Funds Core Income	$154,396	$—	$151	$482
Pacific Funds Strategic Income	$189,352	$—	$—	$2,512
Pacific Funds Floating Rate Income	$107,373	$—	$564	$1,023
Pacific Funds High Income	$8,063	$—	$—	$2
Pacific Funds Large-Cap	$7,167	$734	$—	$—
Pacific Funds Small/Mid-Cap	$45,218	$915	$200	$18
Pacific Funds Small-Cap	$8,931	$731	$—	$6

Fiscal Year End/Fund	Class A Sales Charges[2] Before Dealer Re-Allowance	Class A Sales Charges Retained	Class A Deferred Sales Charges	Class C Deferred Sales Charges
Pacific Funds Small-Cap Growth	$1,096	$122	$—	$—
Pacific Funds Small-Cap Value	$5,652	$630	$—	$—
March 31, 2020
Pacific Funds Portfolio Optimization Conservative	$202,551	$35,313	$—	$2,390
Pacific Funds Portfolio Optimization Moderate-Conservative	$312,374	$46,581	$11	$3,476
Pacific Funds Portfolio Optimization Moderate	$999,645	$134,594	$27	$8,905
Pacific Funds Portfolio Optimization Growth	$910,585	$138,990	$8	$9,778
Pacific Funds Portfolio Optimization Aggressive-Growth	$381,737	$58,012	$—	$2,766
Pacific Funds Short Duration Income	$151,999	$—	$—	$1,395
Pacific Funds Core Income	$187,340	$—	$—	$784
Pacific Funds Strategic Income	$234,609	$—	$—	$1,597
Pacific Funds Floating Rate Income	$135,093	$—	$2,586	$3,709
Pacific Funds High Income	$24,105	$—	$—	$175
Pacific Funds Small/Mid-Cap	$77,961	$3,211	$258	$313
Pacific Funds Small-Cap	$9,838	$963	$—	$—
Pacific Funds Small-Cap Value	$4,457	$471	$—	$37
March 31, 2019
Pacific Funds Portfolio Optimization Conservative	$231,682	$39,833	$—	$8,255
Pacific Funds Portfolio Optimization Moderate-Conservative	$388,268	$62,257	$—	$4,318
Pacific Funds Portfolio Optimization Moderate	$1,228,093	$189,404	$3,920	$9,221
Pacific Funds Portfolio Optimization Growth	$1,012,921	$151,970	$—	$9,597
Pacific Funds Portfolio Optimization Aggressive-Growth	$449,990	$53,265	$—	$4,231
Pacific Funds Short Duration Income	$153,644	$—	$—	$6,725
Pacific Funds Core Income	$79,532	$—	$—	$728
Pacific Funds Strategic Income	$183,636	$—	$22,218	$7,259
Pacific Funds Floating Rate Income	$432,837	$—	$48,903	$16,319
Pacific Funds High Income	$20,782	$737	$—	$433
Pacific Funds Small/Mid-Cap	$173,452	$9,841	$—	$1,585
Pacific Funds Small-Cap	$11,338	$65	$—	$4
Pacific Funds Small-Cap Value	$9,631	$1,042	$—	$328

1 Class I, Class R6 and Advisor Class shares are available without a sales charge.

2 Includes up-front sales charges on Class A share sales only.

Distribution and/or Service Plans for Class A and Class C Shares

Pursuant to the Distribution and Service Plan for Class C shares and the Service Plan for Class A shares (together the “Plans”), in connection with the distribution of Shares of the Trust and in connection with services rendered to the shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain distribution and/or servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees shall be paid with respect to services rendered and expenses borne in the past with respect to the Shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which is based on the amount of Shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

The Distributor makes distribution and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class C shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except for Class A shares in cases where such shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class R6 shares, no dealer compensation, marketing support payments, or sub-transfer agency fees are paid from Fund assets on sales of Class R6 shares. Pursuant to the Distribution Agreement with the Trust, with respect to each Fund’s Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Class C Distribution and Service Plan was adopted pursuant to Rule 12b-l under the 1940 Act. This Plan is the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses. The distribution fees applicable to the Shares typically are spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Shares, printing of prospectuses and reports other than for existing shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to the Shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about the Trust and their accounts), who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by the Shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor makes payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A1	0.25%	None
Class C	0.25%	0.75%
Class I, Class P, Advisor Class and Class R6[2]	None	None

1 Class A shares have a 0.25% non 12b-1 service fee only.

2 Class I, Class P, Advisor Class and Class R6 shares do not charge service or distribution fees.

In addition, the Distributor from time to time pays marketing support or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Trust, PLFA or its affiliates (including the Distributor) may also pay selling group members and other intermediaries for transfer agency and other services.

If in any year the Distributor’s expenses incurred in connection with the distribution of the Shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

The following chart reflects, as of the Trust’s fiscal year ended March 31, 2021, the approximate amount of aggregate unreimbursed expenses under each Plan as both total dollars as well as a percentage of the net assets of each class.

	Aggregate Unreimbursed Expenses Under Each Plan	Unreimbursed Expenses as a Percentage of the Net Assets of Each Class
Class A Plan	$6,228,931	0.2%
Class C Plan	$37,551,546	5.6%

Each Plan will be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan can be amended by vote of the Independent Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Independent Trustees.

The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it will continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

For the fiscal year ended March 31, 2021, the Trust paid the Distributor $7,078,722 pursuant to the Class A Service Plan.

The dollar amounts and the manner in which 12b-1 amounts paid by each applicable Fund were spent were as follows:

For the fiscal year ended 3/31/21
Fund	Class C
Pacific Funds Portfolio Optimization Conservative
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$479,284
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Portfolio Optimization Moderate-Conservative
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$487,664
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Portfolio Optimization Moderate
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$1,491,451
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Portfolio Optimization Growth
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$1,135,068
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Portfolio Optimization Aggressive-Growth
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$416,295
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Short Duration Income
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$506,432
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Core Income
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$594,512
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Strategic Income
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$679,929
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Floating Rate Income
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$929,461
(iv) printing and mailing of prospectuses to other than current shareholders	–

For the fiscal year ended 3/31/21
Fund	Class C
Pacific Funds High Income
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$18,371
(iv) printing and mailing of prospectuses to other than current shareholders	–

Pacific Funds Small/Mid-Cap
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$99,193
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Small-Cap
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$5,789
(iv) printing and mailing of prospectuses to other than current shareholders	–
Pacific Funds Small-Cap Value
(i) allocation of distribution-related overhead expenses	–
(ii) printing and mailing of sales material to prospective shareholders	–
(iii) compensation to broker-dealers	$7,729
(iv) printing and mailing of prospectuses to other than current shareholders	–

The Trustees believe that the Plans will provide benefits to the Trust. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although the Trust’s expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may or may not exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts or profits, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

Independent financial intermediaries unaffiliated with Pacific Life or its affiliates may perform administrative services and/or transfer agency functions with respect to applicable clients whose assets may be invested in the Funds. These administrative services and transfer agency functions, normally provided by Pacific Life as Administrator or the Funds’ transfer agent and/or sub-administrator (“Service Providers”) directly to Fund shareholders, may include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners. Pacific Life may pay these amounts out of its own resources to compensate or reimburse such unaffiliated entities for the provision of these services and functions, which Pacific Life or the Funds’ Service Providers normally would perform.

Distribution and Servicing Arrangements

The following is additional information relating to revenue sharing payments discussed in the “Distribution and Servicing Arrangements” section of the Prospectuses.

As of March 31, 2021, the following firms have arrangements in effect with the Distributor pursuant to which the firm may be entitled to receive a revenue sharing payment: Ameriprise Financial Services, Inc., Cadaret Grant & Co. Inc., Cetera Advisors, Cetera Advisor Network, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., CUSO Financial Services LP, Inc., First Allied Securities, Inc., FSC Securities Corporation., Independent Financial Group, Jacques Financial LLC, JP Morgan Securities LLC, Key Investment Services LLC, KMS Financial Services, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., LPL Financial Corporation, Merrill Lynch, Pierce, Fenner and Smith Incorporated, PNC Investments LLC, Morgan Stanley, NEXT Financial Group, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Royal Alliance Associates, Inc., SagePoint Financial Inc., Securities America, Sorrento Pacific Financial, LLC, Stifel Nicolaus & Company, Triad Advisors, Inc., UBS Financial Services, Inc., US Bancorp Investments, Inc., Voya Financial Advisors, Inc., Wells Fargo Advisors LLC, Wells Fargo Advisors Financial Network, Wescom Financial Services, Inc., and Woodbury Financial Services, Inc.

As of March 31, 2021, the following firms, which in some cases are broker-dealers, have arrangements in effect with the Distributor and its affiliates to receive payments for administrative and shareholder services provided to certain employer-sponsored retirement, savings or benefit plans: Ascensus, Inc., Charles Schwab Trust Company, Inc., CUNA Mutual Retirement Solutions, Digital Retirement Solutions, Inc., ExpertPlan, Inc. an Ascensus Company, GWFS Equities, Inc., Mid Atlantic Capital Corporation, MSCS Financial Services, LLC, Nationwide Financial Services, Inc., Plan Administrators, Inc., Reliance Trust Company-Atlanta, Georgia, SEI Private Trust Company, Inc., TD Ameritrade Trust Company, TruSource a Division of Union Bank of California, N.A., U.S. Bank and Wells Fargo Bank, NA.

In addition to the revenue sharing payments discussed in the Prospectuses and above, the Distributor or an affiliate may pay expense allowances and reimbursements, and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor may also make payments to certain firms that sell shares of the funds in connection with client maintenance support, statement preparation and transaction processing. The types of payments the Distributor may make include, among others, payment of ticket charges per purchase or exchange orders placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or payments for ancillary services such as setting up funds on a firm’s mutual fund trading system. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

The Distributor or its affiliates may provide financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. The Distributor may make payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated of uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

Portfolio managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PLFA, Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Funds of the Trust and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PLFA, Pacific Life or the Distributor, officers and Trustees of the Trust, and spouses/guests of the foregoing. The Trust’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Trust pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PLFA, Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by PLFA, Pacific Life and/or Managers. In consideration for the Distributor’s sales, marketing and distribution support services provided to Pacific Funds Small-Cap Value, Pacific Funds Small-Cap and Pacific Funds Small/Mid-Cap, Rothschild & Co, so long as it serves as sub-adviser to these Funds, will pay a marketing support fee to the Distributor of 0.05% based on the annual percentage of the average daily net assets of Pacific Funds Small-Cap Value, Pacific Funds Small-Cap and Pacific Funds Small/Mid-Cap.

Purchases, Redemptions, Exchanges and Conversions

Purchases, exchanges, and redemptions of Class A, Class C, Class I, Class R6, Class P and Advisor Class shares are discussed in the applicable Prospectuses and that information is incorporated herein by reference.

The Fund adopted a policy with respect to limitations on exchanges which is discussed in the Prospectuses.

Shares of any Fund are redeemed on any day the Trust is open for business upon receipt of a request for redemption. Redemptions are effected at the per share NAV next determined after receipt of the redemption request, pursuant to the timing discussed in further detail in the Prospectuses. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, the Trust has the right to take up to seven days to pay redemption proceeds. The Trust reserves the right to suspend the right of redemption of shares of any Fund and postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which makes payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Certain managed account clients of PLFA or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, PLFA may be required to make adjustments in the management fees charged separately by PLFA to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

As described in the Prospectuses, a shareholder may exchange shares of a Fund for shares of the same class of any other available Fund without paying any additional sales charge. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of an available Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.

With respect to Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. For additional information regarding exchanges and permitted exchanges, please see the Prospectuses.

The Underlying Funds offer Class P shares, which are sold at NAV, and are generally only available for investment by the Portfolio Optimization Funds, PLFA and certain of its affiliates.

Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to a Fund. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

Class A or Class C shares of a Fund held by or through a financial intermediary may be converted to a share class of the same Fund that is eligible for fee-based programs (e.g., Advisor Class or Class I) by the intermediary. In addition, Class C shares of a Fund held by or through a financial intermediary may be converted to Class A shares of the same Fund at NAV (without an initial sales charge) by the intermediary. In some instances, a financial intermediary may convert shares of a Fund in a share class that is eligible for fee-based programs (e.g., Advisor Class or Class I) to shares of a Fund in a share class that is eligible for a brokerage account program (e.g., Class A at NAV or an eligible no-load share class, as applicable) where the advisory arrangement is terminated but the relationship as a brokerage client with the financial intermediary continues. To be eligible for such a conversion, the financial intermediary must: (1) initiate the conversion; (2) hold shares on behalf of investors who meet all eligibility requirements for the share class into which the shareholder is being converted (Advisor Class shares or Class A shares), as described in the applicable Prospectuses and this SAI; (3) structure the conversion as a non-taxable conversion; and (4) provide such additional information as may be requested by the Distributor or Fund, including a written certification that the financial intermediary meets all eligibility requirements for the conversion. Orders for conversions accepted prior to the close of trading on the NYSE on any day the Trust is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for conversions accepted after the close of trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day. Once an approved financial intermediary has completed an initial conversion of accounts pursuant to this process, that financial intermediary may subsequently convert additional eligible accounts. Shareholders should consult their financial firm for more information about the conditions under which their accounts may be converted. Shareholders should consult their tax advisers regarding any federal, state and other tax consequences of a conversion. This policy applies to all financial intermediaries authorized to sell Fund shares.

The Trust has adopted a process under which it may make redemptions-in-kind to shareholders. Under this process, a Fund generally may make redemptions in-kind, provided that: (a) the redemption-in-kind is effected at approximately the shareholder’s pro-rata share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV; (c) the redemption-in-kind is consistent with the Fund’s Prospectus and statement of additional information; and (d) neither the shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities. The Trust has elected to retain the ability to redeem affiliated persons in-kind upon approval of the affiliated person’s written request and for affiliated and non-affiliated persons when PLFA deems it to be appropriate. An “affiliated person” for purposes of this redemptions-in-kind process is defined as a shareholder who holds 5% or more of all outstanding voting shares of that Fund, or any other shareholder that may be deemed to be an “affiliated person” under Section 2(a)(3) of the 1940 Act.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to close an account and redeem shares if the account does not have a value of at least the minimum initial investment. The Prospectuses may set different minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

The Distributor may have an agreement with certain financial intermediaries (“Intermediary”) that permits the Intermediary to accept orders on behalf of the Trust in accordance with the Prospectuses (“Proper Form”), currently prior to the close of the NYSE, which usually closes at 4:00 p.m. Eastern time. Such agreements typically include authorization for the Intermediary to designate other financial intermediaries (“Sub-Designees”) to accept orders on behalf of the Trust on the same terms that apply to the Intermediary (each an “Authorized Agent”). If the Intermediary or, if applicable, its Sub-Designee, receives an order in Proper Form, and such order is transmitted to the Trust in accordance with the agreement between the Distributor and the Intermediary, then the Trust will price the order at the Fund’s next NAV calculated after such Intermediary or, if applicable, its Sub-Designee, received such order.

If you are investing indirectly in the Funds through an Intermediary such as a broker-dealer, a bank (including a bank trust department), an investment adviser, an administrator, or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Funds for trading on behalf of its customers, different guidelines, conditions, and restrictions may apply than if you held your shares of the Funds directly. These differences may include but are not limited to: (i) different eligibility standards to purchase and sell shares; (ii) different standards to effect transactions by telephone; (iii) inability to offer certain privileges, such as a Letter of Intent, preauthorized investment programs, systematic withdrawal plan, etc.; or (iv) inability to link accounts held through different Intermediaries for rights of accumulation. The Intermediary through which you are investing may also charge transaction or other fees, including service fees, for maintaining your account. Consult with your Intermediary to determine what fees, guidelines, conditions, limitations and/or restrictions, including any of the foregoing, are applicable to you.

Conversion of Class C Shares into Class A Shares

The automatic conversion of Class C shares into Class A shares after six years is discussed in the applicable Prospectus and that information is incorporated herein by reference. Your ability to have Class C shares in accounts held through a financial intermediary automatically convert to Class A shares may be limited due to operational limitations at your financial intermediary, and specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares including a different conversion schedule or different eligibility requirements. Please contact your financial intermediary for additional information.

PERFORMANCE INFORMATION

From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, or for other periods as permissible under applicable regulation, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements may also show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at NAV). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Trust may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class NAV per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. The Trust may, from time to time, include the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services or other firms as having the same investment goals. Information provided to any newspaper or similar listing of a Fund’s NAV and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectus and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Performance information for a Fund often is compared in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and/or (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices typically assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in equities, debt and treasury bills to each other and to the general rate of inflation.

A Fund may also compare the relative historic returns and range of returns for an investment in each of equities, debt and treasury bills to a fund that blends all three investments.

A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar and Lipper. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Trust. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually, and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To be taxed as a RIC, each Fund electing to be a RIC generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute (or be deemed to distribute pursuant to the consent dividend procedure described below) each taxable year dividends of an amount at least equal to the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund electing to be a RIC intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Each Fund may utilize the consent dividend provisions of the Code to make deemed distributions. Provided that all shareholders agree in a consent filed with the return of each Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution and taxed just as any other distribution paid in money and reinvested back into each Fund with a corresponding increase in cost basis for the shareholder. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of, (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares; any amounts distributed in excess of such basis will be taxable to the shareholder in the same manner as a sale or exchange of such shares.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a RIC in a subsequent year.

Distributions

All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid from a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will generally not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund may be eligible for the corporate dividends received deduction to the extent derived from dividends received by a Fund from domestic corporation and assuming certain holding period and other requirements are satisfied. Because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will generally not derive significant amounts of qualified dividend income that would be eligible for the corporate dividends received deduction. Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the corporate dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts on long-term capital gains and on certain qualified dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments and swaps generally will not qualify for the lower rates. Further, because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will not generally derive significant amounts of qualified dividend income that would be eligible for the lower rate on qualified dividends.

Under recently issued Treasury regulations, certain distributions reported by a Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Portfolio’s business interest income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Effective as of January 1, 2020, for any traditional IRA account that becomes dormant and subject to escheatment under state unclaimed property law, the IRS requires reporting of the amount escheated on IRS Form 1099R and income tax withholding at the time of escheatment in accordance with any prior withholding election or at 10%, if no prior withholding election is in place.

A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Capital losses of an Underlying Fund will not offset capital gains (if any) of a Portfolio Optimization Fund. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred indefinitely under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. It is expected that the Portfolio Optimization Funds will be able to pass through to the extent passed through from the Underlying Funds, the ability to claim foreign tax credits or deductions, and such Funds may also be eligible to pass-through any potential benefit from income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares before January 31 of the calendar year following the calendar year in which the original stock was disposed of at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

Each Fund may be required to withhold tax at the current rate of 24% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “Section 1256 contracts.” Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Debt Obligations at Risk of Default

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Qualified Business Income Deduction

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, RICs may pass through the 20% deduction to shareholders for REIT dividends, but not for income from publicly traded partnerships, although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in publicly traded partnerships would generally be eligible for the 20% deduction for any such taxable income from these investments while investors investing in publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income, if any.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign corporations, which may be classified under the Code as PFICs. In general, a foreign corporation is classified as a PFIC for a taxable year if 75% or more of its gross income is passive income as defined in Section 1297 of the Code, or if 50% or more of the value of its assets either produce or are held for the production of passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a RIC may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals, their foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield/high risk corporate debt securities may be treated as a dividend for federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is generally “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Treasury regulations provide that Section 451 does not apply to market discount. If the IRS were to change its position and Section 451 were to apply to accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity

REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like RICs, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends,” although individuals receive REIT ordinary dividends as described above. Distributions in excess of a REIT’s earnings and profits are reported as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be reported as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Excessive Inclusion Income

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. The Fund’s direct or indirect investments in REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to recognize “excess inclusion income.”

Depending on the circumstances, the Fund may allocate the excess income inclusion among Fund shareholders. Such excess inclusion income may: (i) constitute taxable income as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust. To the extent a Fund’s “excess inclusion income” is attributable to a charitable remainder trust, the Fund is subject to tax on the portion of “excess inclusion income” that is so attributable at the 21% corporate income tax rate, and the Fund may allocate the tax paid on the “excess inclusion income” attributable to the charitable remainder trust or other tax-exempt shareholder to such trust or shareholder. Such election would reduce such shareholders’ distributions for the year by the amount of the tax attributable to such shareholders’ proportionate interests in the Fund.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by a beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will generally not be subject to withholding of U.S. federal income tax.

Dividends that are properly reported by a Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by a Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met. However, it is not anticipated that a substantial portion of the income and gains of the Funds will be eligible for this potential exemption from withholding. Additionally, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a trade or business in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

A Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will generally be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

An investor may establish an individual retirement account (“IRA”) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (“ESA”) (formerly known as an Education IRA). To the extent that distributions from an ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or an ESA if they are below certain maximum income levels.

For more information about an IRA account, contact the Trust’s customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution, withdrawal and rollover requirements and restrictions.

Administrative Services

Under the Administration Agreement with the Trust (“Administration Agreement”), Pacific Life (the “Administrator”), located at 700 Newport Center Drive, Newport Beach, CA 92660, and PLFA perform, procure and/or oversee administrative services for each of the Funds. These services include, but are not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Trust and to permit the Trust to conduct business as described in its registration statement; and other services necessary for the administration of the Funds’ affairs.

For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator an annual 0.15% administration fee based on its average daily net assets.

Prior to January 1, 2020, under a Support Services Agreement, the Trust compensated Pacific Life and PLFA, on an approximate cost basis, for legal, accounting and compliance personnel of Pacific Life and PLFA, including individuals who may be officers of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds (“Support Services”). It was not intended that Pacific Life and PLFA would profit from these Support Services. Pursuant to the Support Services agreement, the Trust paid or owed to Pacific Life and/or PLFA $1,242,105 and $1,748,594 for Support Services during the Trust’s fiscal years ended March 31, 2020 and 2019, respectively. Although these amounts were charged for these periods, the amounts may have been reimbursed in whole or in part under the applicable expense caps in place for those periods. Effective January 1, 2020, the Support Services Agreement was terminated, and Support Services provided after that date are paid from the administration fee received by the Administrator pursuant to the Administration Agreement.

The chart below reflects the amounts the Administrator was paid by each Fund for the fiscal year ended:

Fund	3/31/21[1]	3/31/20[1]	3/31/19[1]
Pacific Funds Portfolio Optimization Conservative	$357,168	$360,967	$415,038
Pacific Funds Portfolio Optimization Moderate-Conservative	$486,148	$521,199	$612,843
Pacific Funds Portfolio Optimization Moderate	$1,537,702	$1,628,830	$1,850,607
Pacific Funds Portfolio Optimization Growth	$1,210,281	$1,269,624	$1,402,041
Pacific Funds Portfolio Optimization Aggressive-Growth	$449,862	$461,128	$482,339
Pacific Funds Ultra Short Income[2]	$45,067	$38,442	N/A
Pacific Funds Short Duration Income	$1,671,063	$2,389,985	$1,469,665
Pacific Funds Core Income	$1,711,131	$2,031,429	$1,761,665
Pacific Funds ESG Core Bond[3]	$10,993	N/A	N/A
Pacific Funds Strategic Income	$1,177,097	$1,829,020	$1,682,376
Pacific Funds Floating Rate Income	$2,258,235	$3,664,108	$4,546,089
Pacific Funds High Income	$234,600	$208,945	$123,636
Pacific Funds Small/Mid-Cap	$432,705	$927,110	$824,919
Pacific Funds Small-Cap	$20,433	$47,994	$68,247
Pacific Funds Small-Cap Value	$21,385	$45,224	$67,776
PF Small-Cap Value Fund	$97,204	$94,903	$114,956
PF Emerging Markets Debt Fund	$104,399	$96,953	$122,653
PF Large-Cap Value Fund	$250,596	$255,253	$280,638
PF Multi-Asset Fund	$1,594,443	$1,630,825	$1,667,434
PF International Value Fund	$51,404	$82,053	$126,252
PF Small-Cap Growth Fund	$49,411	$21,502	$17,862

Fund	3/31/21[1]	3/31/20[1]	3/31/19[1]
PF Growth Fund	$277,722	$280,388	$259,827
PF International Large-Cap Fund	$67,124	$76,214	$100,687
PF Real Estate Fund	$61,032	$124,965	$68,711
PF Emerging Markets Fund	$186,169	$137,576	$217,596
PF Inflation Managed Fund	$34,983	$55,899	$100,412
PF Managed Bond Fund	$742,156	$740,290	$786,574
PF International Small-Cap Fund	$49,312	$36,240	$111,890
PF Short Duration Bond Fund	$197,639	$244,720	$207,822

1 The amounts in this chart do not reflect any fee waivers and/or expense reimbursements/reductions.

2 Pacific Funds Ultra Short Income commenced operations on June 28, 2019. As such, there were no administrative fees paid or owed prior to that date.

3 Pacific Funds ESG Core Bond commenced operations on December 14, 2020. As such, there were no administrative fees paid or owed prior to that date.

Under a Sub-Administration and Accounting Services Agreement (“Sub-Administration Agreement”) among the Trust, the Administrator, and The Bank of New York Mellon (“BNY Mellon”) located at 4400 Computer Drive, Westborough, MA 01581, BNY Mellon performs certain administrative and accounting services for the Trust. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, BNY Mellon prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Funds are responsible for paying BNY Mellon for the services it provides under the Sub-Administration Agreement, including for any out-of-pocket expenses and independent security market quotes as specified in that Agreement.

Transfer Agency and Custody Services

BNY Mellon Investment Servicing (US) Inc. (“BNY IS”) serves as the transfer agent, registrar and dividend disbursing agent of the Trust pursuant to a Transfer Agency & Shareholder Services Agreement among the Trust, BNY IS, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY IS, among other things, effects shares issuances and redemptions, maintains the Trust’s share register, prepares and certifies shareholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Trust and is responsible for fees and charges under the Transfer Agency Agreement pursuant to a separate agreement between the Trust and Pacific Life. Pacific Life also compensates BNY IS for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of the Trust and have authorized such activity.

Pursuant to a Custodian Services Agreement entered into between the Trust and BNY Mellon, BNY Mellon provides asset custody services including safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Trust’s investments, and maintaining the required books and accounts in connection with such activity. BNY Mellon will place and maintain foreign assets of the Trust in the care of eligible foreign custodians determined by BNY Mellon and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Trust is responsible for compensating BNY Mellon for the services it provides under the Custodian Services Agreement.

The Trust’s securities that are held directly in Russia are held at the local registrar in the nominee name of BNY Mellon’s local sub-custodian bank who maintains a segregated account in the name of the Underlying Fund. Currently, it is unclear whether Russian law will recognize the Trust or its Underlying Funds as the beneficial owner of the securities and as a result the Trust’s ability to exercise certain legal rights and carry out certain obligations with respect to these securities may be limited.

Capitalization

The Trust is a Delaware statutory (formerly business) trust established pursuant to an Amended and Restated Declaration of Trust dated December 9, 2015. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment goals and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

Shareholder and Trustee Liability

Under the Trust’s organizational documents, shareholders may not be held personally liable for the liabilities and obligations of any Fund or the Trust. A shareholder of any Fund held to be personally liable solely by reason of being a shareholder of such Fund and not because of his or her acts or omissions or for some other reason, shall be held harmless and indemnified out of the applicable Fund’s assets for all loss and expense arising from such liability.

In addition, the Trust’s organizational documents, the Trustees and the officers of the Trust shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Trust. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Trust has entered into an agreement with each Trustee which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Independent Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.

Control Persons and Principal Holders of Securities

Generally, a shareholder who owns more than 25% of the outstanding shares of a Fund could be deemed to “control” the voting securities of the particular Fund, as such term is defined in the 1940 Act.

With respect to the Underlying Funds. Because the Underlying Funds are only available for investment by the Portfolio Optimization Funds (and PLFA and certain of its affiliates), any Portfolio Optimization Fund owning more than 25% of an Underlying Fund (or Class P shares of an Underlying Fund, to the extent that an Underlying Fund offers share classes other than Class P) could be deemed to control the voting securities of the particular Underlying Fund (or the Class P shares of an Underlying Fund, to the extent that an Underlying Fund offers share classes other than Class P). However, each of the Portfolio Optimization Funds would exercise voting rights attributable to any shares of an Underlying Fund owned by it in accordance with the proxy voting policies established by the Fund. See the “How Shares will be voted by the Portfolio Optimization Funds” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information.

As of July 6, 2021, to the best of the Trust’s knowledge, the list below reflects the entities or persons that owned, of record or beneficially, 5% or more (principal holders) and 25% or more (control owners) of any class of shares of a Fund. With the exception of Pacific Life Insurance Company and the Portfolio Optimization Funds (address: 700 Newport Center Drive, Newport Beach, CA 92660), each shareholder’s address (unless otherwise noted) is c/o BNY Mellon Investment Servicing Trust Company, 4400 Computer Drive, Westborough, MA 01581. Unless otherwise indicated with an asterisk (*), the ownership percentages listed below represent record ownership (held as nominee on behalf of record owners, such as for custody or omnibus accounts) rather than beneficial ownership.

Fund Name	Class	Name	Ownership Percentage
Pacific Funds Portfolio Optimization	A	NATIONAL FINANCIAL SERVICES LLC	13.76%
Conservative	A	PERSHING LLC	11.23%
	A	LPL FINANCIAL	9.58%
	A	CHARLES SCHWAB & CO INC.	8.42%
	A	WELLS FARGO CLEARING SERVICES LLC	5.83%
	C	CHARLES SCHWAB & CO INC.	20.59%
	C	WELLS FARGO CLEARING SERVICES LLC	13.34%
	C	LPL FINANCIAL	7.77%
	C	NATIONAL FINANCIAL SERVICES LLC	7.51%
	C	PERSHING LLC	6.02%
	C	JP MORGAN SECURITIES LLC	5.77%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	24.00%
	Advisor	PERSHING LLC	23.69%
	Advisor	RAYMOND JAMES	11.46%
	Advisor	LPL FINANCIAL	11.36%
	Advisor	UBS WM USA	7.46%
Pacific Funds Portfolio Optimization Moderate-	A	NATIONAL FINANCIAL SERVICES LLC	14.65%
Conservative	A	PERSHING LLC	10.90%
	A	LPL FINANCIAL	8.84%
	A	EDWARD D. JONES AND CO.	6.55%
	A	CHARLES SCHWAB & CO INC.	6.35%
	A	WELLS FARGO CLEARING SERVICES LLC	5.89%
	C	WELLS FARGO CLEARING SERVICES LLC	9.78%
	C	NATIONAL FINANCIAL SERVICES LLC	9.30%
	C	LPL FINANCIAL	7.26%
	C	PERSHING LLC	6.35%
	Advisor	RAYMOND JAMES	20.80%
	Advisor	LPL FINANCIAL	17.81%
	Advisor	PERSHING LLC	14.46%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	12.02%
	Advisor	UBS WM USA	9.44%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	5.85%
Pacific Funds Portfolio Optimization Moderate	A	NATIONAL FINANCIAL SERVICES LLC	14.89%

Fund Name	Class	Name	Ownership Percentage
	A	PERSHING LLC	12.32%
	A	CHARLES SCHWAB & CO INC.	7.39%
	A	LPL FINANCIAL	7.39%
	A	EDWARD D. JONES AND CO.	6.92%
	C	PERSHING LLC	6.47%
	C	NATIONAL FINANCIAL SERVICES LLC	6.29%
	C	LPL FINANCIAL	5.72%
	C	WELLS FARGO CLEARING SERVICES LLC	5.67%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	28.97%
	Advisor	RAYMOND JAMES	28.69%
	Advisor	PERSHING LLC	9.84%
	Advisor	LPL FINANCIAL	7.50%
	Advisor	CHARLES SCHWAB & CO INC.	6.57%
Pacific Funds Portfolio Optimization Growth	A	NATIONAL FINANCIAL SERVICES LLC	13.23%
	A	PERSHING LLC	9.68%
	A	LPL FINANCIAL	7.07%
	A	EDWARD D. JONES AND CO.	6.40%
	A	CHARLES SCHWAB & CO INC.	5.73%
	Advisor	RAYMOND JAMES	39.95%
	Advisor	PERSHING LLC	9.49%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	9.03%
	Advisor	LPL FINANCIAL	7.22%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	6.83%
	Advisor	UBS WM USA	5.27%
Pacific Funds Portfolio Optimization	A	NATIONAL FINANCIAL SERVICES LLC	9.84%
Aggressive-Growth	A	PERSHING LLC	7.58%
	A	CHARLES SCHWAB & CO INC.	5.27%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	28.14%
	Advisor	PERSHING LLC	26.18%
	Advisor	RAYMOND JAMES	11.24%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	6.84%
Pacific Funds Short Duration Income	A	WELLS FARGO CLEARING SERVICES LLC	24.12%
	A	RBC CAPITAL MARKETS LLC	20.13%
	A	PERSHING LLC	14.08%
	A	NATIONAL FINANCIAL SERVICES LLC	11.56%
	A	EDWARD D. JONES AND CO.	5.72%
	A	RAYMOND JAMES	5.40%
	C	WELLS FARGO CLEARING SERVICES LLC	38.65%
	C	RAYMOND JAMES	16.06%
	C	PERSHING LLC	12.21%
	C	LPL FINANCIAL	6.44%
	I	EDWARD D. JONES AND CO.	86.97%
	I	PERSHING LLC	5.18%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	19.49%
	Advisor	PERSHING LLC	18.75%
	Advisor	RAYMOND JAMES	17.46%
	Advisor	LPL FINANCIAL	12.48%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	8.07%
	Advisor	MORGAN STANLEY SMITH BARNEY LLC	5.30%
Pacific Funds Core Income	A	CHARLES SCHWAB & CO INC.	20.18%
	A	PERSHING LLC	12.18%
	A	EDWARD D. JONES AND CO.	8.76%
	A	WELLS FARGO CLEARING SERVICES LLC	7.34%
	A	MERRILL LYNCH PIERCE FENNER	7.25%
	A	NATIONAL FINANCIAL SERVICES LLC	6.68%
	A	LPL FINANCIAL	6.53%
	A	RAYMOND JAMES	6.44%
	C	WELLS FARGO CLEARING SERVICES LLC	24.48%
	C	CHARLES SCHWAB & CO INC.	14.48%
	C	PERSHING LLC	10.46%
	C	RAYMOND JAMES	9.89%
	C	MERRILL LYNCH PIERCE FENNER	6.21%
	C	LPL FINANCIAL	5.79%
	I	EDWARD D. JONES AND CO.	84.30%
	I	NATIONAL FINANCIAL SERVICES LLC	10.04%

Fund Name	Class	Name	Ownership Percentage
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	43.41%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	19.25%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	19.08%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	17.54%
	Advisor	MERRILL LYNCH PIERCE FENNER	23.01%
	Advisor	LPL FINANCIAL	16.94%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	11.63%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	10.97%
	Advisor	MORGAN STANLEY SMITH BARNEY LLC	8.95%
	Advisor	UBS WM USA	6.79%
	Advisor	PERSHING LLC	6.45%
Pacific Funds ESG Core Bond	I	PACIFIC LIFE INSURANCE COMPANY*	83.93%
	I	ESG DIVERSIFIED PORTFOLIO	16.07%
	Advisor	PACIFIC LIFE INSURANCE COMPANY*	100.00%
Pacific Funds Strategic Income	A	MERRILL LYNCH PIERCE FENNER	16.39%
	A	CHARLES SCHWAB & CO INC.	14.92%
	A	PERSHING LLC	14.60%
	A	WELLS FARGO CLEARING SERVICES LLC	10.55%
	A	LPL FINANCIAL	7.03%
	A	NATIONAL FINANCIAL SERVICES LLC	6.97%
	A	RAYMOND JAMES	5.66%
	C	WELLS FARGO CLEARING SERVICES LLC	26.32%
	C	RAYMOND JAMES	13.73%
	C	PERSHING LLC	13.41%
	C	MERRILL LYNCH PIERCE FENNER	11.59%
	C	CHARLES SCHWAB & CO INC.	9.15%
	C	LPL FINANCIAL	8.99%
	I	NATIONAL FINANCIAL SERVICES LLC	80.26%
	I	PERSHING LLC	14.31%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	20.89%
	Advisor	LPL FINANCIAL	14.90%
	Advisor	PERSHING LLC	14.18%
	Advisor	MERRILL LYNCH PIERCE FENNER	13.77%
	Advisor	CHARLES SCHWAB & CO INC.	10.50%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	9.96%
	Advisor	UBS WM USA	5.75%
	Advisor	RAYMOND JAMES	5.44%
Pacific Funds Ultra Short Income	I	PACIFIC LIFE INSURANCE COMPANY*	99.98%
	Advisor	PACIFIC LIFE INSURANCE COMPANY*	66.66%
	Advisor	CHARLES SCHWAB & CO INC.	28.14%
Pacific Funds Floating Rate Income	A	WELLS FARGO CLEARING SERVICES LLC	24.23%
	A	PERSHING LLC	13.45%
	A	NATIONAL FINANCIAL SERVICES LLC	9.60%
	A	CHARLES SCHWAB & CO INC.	8.74%
	A	LPL FINANCIAL	7.13%
	C	WELLS FARGO CLEARING SERVICES LLC	20.91%
	C	LPL FINANCIAL	15.77%
	C	PERSHING LLC	14.89%
	C	RAYMOND JAMES	12.16%
	C	MORGAN STANLEY SMITH BARNEY LLC	6.43%
	C	NATIONAL FINANCIAL SERVICES LLC	5.93%
	C	CHARLES SCHWAB & CO INC.	5.20%
	I	GOLDMAN SACHS & CO LLC	20.43%
	I	NATIONAL FINANCIAL SERVICES LLC	18.18%
	I	CAPINCO C/O US BANK NA	10.54%
	I	SEI PRIVATE TRUST COMPANY	7.69%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	56.45%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	26.07%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	17.48%
	Advisor	LPL FINANCIAL	19.63%
	Advisor	WELLS FARGO CLEARING SERVICES LLC	14.73%

Fund Name	Class	Name	Ownership Percentage
	Advisor	NATIONAL FINANCIAL SERVICES LLC	14.55%
	Advisor	PERSHING LLC	10.51%
	Advisor	UBS WM USA	7.32%
	Advisor	RAYMOND JAMES	6.19%
Pacific Funds High Income	A	NATIONAL FINANCIAL SERVICES LLC	14.62%
	A	PERSHING LLC	13.58%
	A	LPL FINANCIAL	11.22%
	A	CHARLES SCHWAB & CO INC.	6.34%
	A	LAURE L & RANDALL W EVCHUK*	6.25%
	A	RAYMOND JAMES	5.00%
	C	WELLS FARGO CLEARING SERVICES LLC	18.02%
	C	LPL FINANCIAL	16.28%
	C	RAYMOND JAMES	14.53%
	C	PERSHING LLC	11.91%
	C	NATIONAL FINANCIAL SERVICES LLC	9.52%
	C	CHARLES SCHWAB & CO INC.	7.14%
	I	ANTHONY LONIA AND JEANETTE W LONIA*	36.28%
	I	NOORUDDIN VEERJEE*	22.15%
	I	CHRIS VAN MIERLO*	13.23%
	I	PETER TSENG AND GINI TSENG*	12.29%
	I	DENNIS TSENG*	6.07%
	I	BRIAN MICHAEL ROBERTSON*	5.47%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	37.19%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	24.20%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	17.90%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	17.27%
	Advisor	LPL FINANCIAL	25.32%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	17.95%
	Advisor	PERSHING LLC	12.23%
	Advisor	TD AMERITRADE	7.01%
	Advisor	RAYMOND JAMES	6.13%
	Advisor	TD AMERITRADE	5.16%
Pacific Funds Small/Mid-Cap	A	CHARLES SCHWAB & CO INC.	14.52%
	A	RAYMOND JAMES	13.76%
	A	NATIONAL FINANCIAL SERVICES LLC	13.52%
	A	PERSHING LLC	12.39%
	A	LPL FINANCIAL	9.64%
	A	WELLS FARGO CLEARING SERVICES LLC	6.90%
	C	LPL FINANCIAL	18.59%
	C	NATIONAL FINANCIAL SERVICES LLC	16.26%
	C	RAYMOND JAMES	15.80%
	C	CHARLES SCHWAB & CO INC.	12.51%
	C	PERSHING LLC.	9.58%
	C	UBS WM USA	7.94%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	24.65%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	11.81%
	R6	MICHAEL NOEL KEHOE*	9.66%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	6.27%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	5.75%
	R6	ANNA NIZIOL*	5.34%
	Advisor	TIAA, FSB	35.46%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	27.90%
	Advisor	CAPINCO C/O US BANK NA	10.37%
	Advisor	CHARLES SCHWAB & CO INC.	6.91%
Pacific Funds Small-Cap	A	CHARLES SCHWAB & CO INC.	12.09%
	A	NATIONAL FINANCIAL SERVICES LLC	9.41%
	A	LPL FINANCIAL	8.69%
	A	BNYM I S TRUST CO CUST	7.33%
	A	BNYM I S TRUST CO CUST	6.12%
	A	CHRISTOPHER DONLIN CONSERV*	6.03%
	C	LPL FINANCIAL	18.25%
	C	CHARLES SCHWAB & CO INC.	16.38%
	C	PERSHING LLC	13.60%

Fund Name	Class	Name	Ownership Percentage
	C	NATIONAL FINANCIAL SERVICES LLC	10.24%
	C	BNYM I S TRUST CO CUST	5.13%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	24.25%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	17.72%
	R6	DOUGLAS J LEVINE*	8.62%
	R6	JOSEPH EDWARDS BELLANTONI AND LUCY ANN BELLANTONI*	7.58%
	R6	PAUL ALEXANDER ROUKIS*	5.94%
	Advisor	LPL FINANCIAL	48.02%
	Advisor	CHARLES SCHWAB & CO INC.	21.01%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	20.29%
	Advisor	PERSHING LLC	6.22%
Pacific Funds Small-Cap Value	A	PERSHING LLC	34.40%
	A	AZEVEDO INVESTMENT CORP	9.11%
	A	CHARLES SCHWAB & CO INC.	6.41%
	A	JKW SOLO 401(K) INDIVIDUAL(K) PLAN	5.20%
	C	NATIONAL FINANCIAL SERVICES LLC	30.18%
	C	PERSHING LLC	16.26%
	C	LPL FINANCIAL	13.79%
	C	CHARLES SCHWAB & CO INC.	7.22%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	28.65%
	R6	TINA JONES*	22.84%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	14.20%
	R6	ERIC JOHN FRASER*	6.35%
	R6	ROTHSCHILD ASSET MANAGEMENT INC. #	5.97%
	Advisor	PACIFIC LIFE INSURANCE COMPANY*	60.18%
	Advisor	PERSHING LLC	13.23%
	Advisor	NATIONAL FINANCIAL SERVICES LLC	12.63%
	Advisor	LPL FINANCIAL	10.30%
PF Small-Cap Value Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	36.66%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	31.42%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	20.88%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	6.93%
PF Emerging Markets Debt Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	34.81%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	21.43%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	21.23%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	19.85%
PF Large-Cap Value Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	41.45%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	35.30%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	10.12%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	9.93%
PF International Value Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	63.91%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	18.48%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	12.38%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	5.23%
PF Small-Cap Growth Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	34.13%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	33.55%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	20.71%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	7.79%
PF Growth Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	42.96%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	31.28%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	19.56%

Fund Name	Class	Name	Ownership Percentage
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	5.50%
PF International Large-Cap Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	45.41%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	25.18%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	22.32%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	7.09%

PF International Small-Cap Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	35.74%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	29.25%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	22.69%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	9.00%
PF Real Estate Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	52.22%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	21.37%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	19.81%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	6.60%
PF Emerging Markets Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	36.55%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	33.72%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	16.17%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	9.26%
PF Managed Bond Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	43.57%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	19.26%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	18.77%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	17.57%
PF Inflation Managed Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	41.56%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	32.96%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	25.48%
PF Short Duration Bond Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	33.18%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	29.36%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	23.97%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	13.49%
PF Multi-Asset Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	39.27%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	33.57%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	16.52%
	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	7.33%

# Rothschild Asset Management Inc. (now known as Rothschild & Co Asset Management US Inc.), incorporated in New York, is a wholly owned subsidiary of Rothschild & Co North America Inc. Ultimate ownership lies with Rothschild & Co, a publicly traded French partnership, over which the Rothschild family has voting control. The address for Rothschild & Co Asset Management US Inc. is 1251 Avenue of the Americas, New York, NY 10020.

Voting Rights

Shareholders of each Fund are given certain voting rights as described in the Trust’s Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended Advisory Agreement or sub-advisory agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. The Trust’s shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Financial Statements

The financial statements and financial highlights of each of the Funds of the Trust as of the fiscal year ended March 31, 2021, are incorporated by reference in this SAI from the Annual Report of the Trust for the fiscal year ended March 31, 2021 (https://www.sec.gov/Archives/edgar/data/1137761/000119312521181115/d142624dncsr.htm). The financial statements and financial highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. Because Class P shares of Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value have not yet commenced operations, no financial statements or financial highlights are available for this share class of these Funds. In addition, because Pacific Funds ESG Low Duration did not commence operations as of the fiscal year ended March 31, 2021, no financial statements or financial highlights are available for this Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Trust. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626. Deloitte & Touche LLP provides audit services and review of certain documents to be filed with the SEC.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as outside counsel to the Trust.

Code of Ethics

The Trust, the Adviser, PSD and each sub-adviser have adopted codes of ethics designed to meet the requirements of Rule 17j-1 of the 1940 Act which have been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser, PSD or sub-advisers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by Funds of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust. The Trust’s Code of Ethics requires reporting to the Board of Trustees on material compliance violations.

Proxy Voting Policies and Procedures

With respect to each Fund, except the Portfolio Optimization Funds, the Board has delegated proxy voting responsibilities with respect to each Fund to such Fund’s Manager, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the Manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Manager and its affiliates. Due to the nature of the assets in which certain of the Funds invest (e.g., debt, currency, or derivatives), actions requiring proxy voting may not arise. In the event that proxy voting is required, the Manager’s Policies would apply.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

Set forth in the Appendices are the Policies for each Manager, as prepared and provided by each Manager. Generally, information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available after filing, without charge, (i) on the Trust’s website at https://www.PacificFunds.com/resources/prospectuses-reports, and (ii) on the SEC’s website at http://www.sec.gov.

How shares will be voted by the Portfolio Optimization Funds. The Portfolio Optimization Funds, in their capacity as shareholders of Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds will vote their shares in accordance with the following: (1) if there are shareholders of an Underlying Fund other than one or more of the Portfolio Optimization Funds, the Trust may vote any proxies of an Underlying Fund in the same proportion as the vote of all shareholders of the Underlying Fund other than the Portfolio Optimization Funds; (2) if the only shareholders of an Underlying Fund are one or more of the Portfolio Optimization Funds, the Trust may seek voting instructions from the shareholders of the Portfolio Optimization Fund, in which case the Trust will vote proxies in the same proportion as the instructions timely received from shareholders of the Portfolio Optimization Funds; (3) in the event the Portfolio Optimization Fund, and an Underlying Fund solicit a proxy for an identical proposal and the only shareholders of an Underlying Fund are Portfolio Optimization Funds, then the Portfolio Optimization Funds may vote its proxies of the Underlying Funds in the same proportions as the votes cast on the proposal by the shareholders of the Portfolio Optimization Funds; or (4) the Trust may vote proxies in a manner as determined by the Board of Trustees of the Trust.

Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are on file with and may be obtained from the SEC in Washington, D.C. Their website address is www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDICES

Appendix A: Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are S&P, Moody’s and Fitch. Information regarding ratings from each of these Rating Agencies is listed below.

If the Rating Agencies assign different ratings to the same security, a Fund may use the highest rating for purposes of determining an instrument’s credit quality for investment grade, and may use the lowest rating for purposes of determining an instrument’s credit quality for non-investment grade.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.)

Aaa  Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa  Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Fitch

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade

Standard & Poor’s

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba  Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B  Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa  Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC  Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

F1 Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES FOR EACH OF THE FOLLOWING MANAGERS

AB

Statement of Policies and Procedures for Proxy Voting

(Dated: March 2021)

1. Introduction

AB’s mission is to deliver better investment outcomes to our clients through differentiated research insights and innovative portfolio solutions in our clients’ best interests. As a fiduciary, we place the interests of our clients first and treat all our clients fairly and equitably, and as an investment adviser we are stewards of our client’s capital, and have an obligation to responsibly allocate, manage and oversee their investments to create sustainable, long-term shareholder value.

To be effective stewards of our client’s investments, we need to invest responsibly. We believe that integration of environmental, social and governance (“ESG”) including climate change considerations into our investment and research processes allows us to promote long-term shareholder value by capturing a more comprehensive set of risks and opportunities. Proxy voting is an integral part of this process, enabling us to act as shareholder advocates to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material ESG and climate issues.

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outlines our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2. RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions

 RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investing team and/or the Committee.

 ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investing team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsible Investing team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3. PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios as a shareholder advocate transcends through how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not those requests will actually enhance shareholder value for our clients. A proposal that promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby managing a more comprehensive risk and opportunities for a company’s business, should consider following core factors, but not limited to:

● Materiality of the mentioned ESG or climate issue for the company’s business

● The company’s current practice, policy and framework

● Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

● Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of shareholders or the group that that they are associated with?

● How does the proposal add value for shareholders?

We consider ESG and climate as an important element that will improve the accuracy of our valuation of companies by incorporating a more comprehensive set of risks and opportunities from a long-term shareholder value perspective.

 3.1 Board and Director Proposals

1.	Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight

AB believes that director accountability is a critical element of corporate governance. The successful governance of a company is demonstrated through shareholder responsiveness, proactive outreach by the board and management along with enhanced long-term shareholder value through a more comprehensive oversight on risk and opportunities. In fulfilling its fiduciary duty by evaluating investee companies’ adaptiveness to evolving climate risks, AB targeted its significant holdings to engage on climate strategy through a firmwide campaign. Companies that failed to respond will be assigned a negative vote towards responsible incumbent director(s). Human Rights and modern slavery oversight is another topic on which AB will make a proactive assessment of its portfolio companies and hold respective directors accountable as defined by the committee charter of each issuer.

2.	Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3.	Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.	Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5.	Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6.	Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7.	Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

● We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

● We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

● We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

● We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more outside public company board seats for non-CEOs, 3 or more outside public company board seats for the sitting CEO of the company in question and 2 or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. This translates to following two voting approach:

a. Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b. Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on board through 2021. Based on the outcome, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on board in 2022.

1.	10.	Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

2.	11.	Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

3.	12.	Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

4.	13.	Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

5.	14.	Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

6.	15.	Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

7.	16.	Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

[1] For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2] Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

 3.2 COMPENSATION PROPOSALS

1.	17.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

2.	18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

3.	19.	Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

4.	20.	Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

5.	21.	Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

6.	22.	Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

7.	23.	Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

8.	24.	Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

9.	25.	Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

● Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

● Compensation costs should be managed in the same way as any other expense;

● Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

● In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

10.	26.	Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

11.	27.	Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

12.	28.	Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

13.	29.	Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

14.	30.	Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

15.	31.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

16.	32.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

17.	33.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

 3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

1.	34.	Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

2.	35.	Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

3.	36.	Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

4.	37.	Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

5.	38.	Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

6.	39.	Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

7.	40.	Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

8.	41.	Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

9.	42.	Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

10.	43.	Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

11.	44.	Multi Class Equity Structure	AGAINST

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect Boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had IPO in the past 2 years to institute a time-based sunset to be triggered 7 years from the year of IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had IPO 2+ years ago, sunset should be 7 years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than 7 years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. Alternative ways to broaden shareholders’ access to the board and abridge the gap between economic interest and voting rights will be considered in addition to sunset plans. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

12.	45.	Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

13.	46.	Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

14.	47.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

15.	48.	Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

16.	49.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

17.	50.	Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis. These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

 3.4 AUDITOR PROPOSALS

1.	51.	Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

2.	52.	Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

3.	53.	Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

4.	54.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

5.	55.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence. We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

 3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

1.	56.	A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

2.	57.	Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

3.	58.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

4.	59.	Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

5.	60.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

6.	61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

7.	62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

8.	63.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

9.	64.	Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

10.	65.	Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

11.	66.	Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

Covid-19 has called for a need to authorize companies in holding a virtual-only shareholder meetings. While recognizing that this technological adaptation has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies to abuse their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider company’s disclosure on elements such as below, although not limited to, when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

● Explanation for eliminating the in-person meeting

● Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting

● How to submit and ask questions

● How the company plans to mimic real-time in-person Q&A session

● List of questions received from shareholders in entirety, both prior to and during the meeting, as well as associated responses from the company

 3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

1.	67.	Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

2.	68.	Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

3.	69.	Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

4.	70.	Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

5.	71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

6.	72.	Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

7.	73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

8.	74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

9.	75.	Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

10.	76.	Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

11.	77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

12.	78.	Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

13.	79.	Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

14.	80.	Work Place: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to make similar assessment and disclosure between different gender and ethnic/racial groups. Shareholder requests to make a global median ethnic/racial pay gap will be assessed based on cultural and legal context of markets where the company is exposed to.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4 CONFLICTS OF INTEREST

 4.1 INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are based on maximizing shareholder value and are not the product of a conflict.

 4.2 ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

 4.3 DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

 4.4 POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

● Publicly-traded clients of AB;

● Publicly-traded companies that distribute AB mutual funds;

● Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

● Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;

● Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

● Publicly-traded affiliated companies;

● Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

● Publicly-traded companies targeted by the AFL-CIO for engagement and voting;

● Any other conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

[3] From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4] The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

 4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

● If our proposed vote is consistent with the Policy, no further review is necessary.

● If our proposed vote is contrary to our Policy, we would take the following steps:

● If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.

● If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.

● If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form.

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.

 4.6 REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

 4.7 CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investing team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy.

Routine administrative inquiries from proxy solicitors need not be reported.

 4.8 A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5 VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6 RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

 6.1 PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website: http://vds.issproxy.com/SearchPage.php?CustomerID=447

 6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

 6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

 6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

 6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the A member of Responsible Investing team.

7 PROXY VOTING PROCEDURES

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non- US securities are defined as all other securities.

 7.1 VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Members of Responsible Investing team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the members of Responsible Investing team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

 7.2 SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

 7.3 LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

Ashmore

Proxy Voting Policy

Date: February 18, 2013

1 Purpose

1.1 Subject to specific mandate restrictions, Ashmore Investment Management Limited (“Ashmore”) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the clients for which it serves as investment manager/adviser (“Clients”).

1.2 The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2 Scope

2.1 Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third party where the third party provides some or all of local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third parties (“Segregated Accounts”).

2.2 Ashmore will apply its proxy voting policy in a manner that takes account of the different circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3 The following forms of proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

● Debt — accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, accelerations, bankruptcy proceedings and buy backs;

● Equities — election of directors, ratification of auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues.

3 Policy

3.1 Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to protect such interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken either individually or as a whole.

3.2 When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

3.3 Ashmore may also refrain from voting in routine proxy voting issues such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report or financial statement.

3.4 Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

4 Conflicts of Interest

4.1 From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and/ or its affiliates) and its Clients.

4.2 Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall abstain from voting the relevant securities.

4.3 If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

4.4 Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

5 Specific Client Instructions

5.1 Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy.

5.2 Where a Client’s instructions do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

5.3 Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

5.4 Ashmore will accept no responsibility in connection with proxy voting matters which it has received no notice of, or has not received timely notice of from a Client’s custodian or relevant service provider responsible for the holding of its Securities.

6 Monitoring and Review

6.1 Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

6.2 Any changes to this proxy voting policy must be approved by the Compliance Officer, and Ashmore’s Risk and Compliance Committee.

7 Operational Guidelines

7.1 In circumstances where Ashmore has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

7.2 All proxy votes will be received in, logged and responded to by Ashmore’s Transaction Processing team using ‘ProxyExchange’, a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group. ProxyExchange keeps a record of the vote made or decision not to vote, as the case may be, or other action in response thereto.

7.3 The requirement for a proxy vote will be advised by the Transaction Processing team to the Ashmore Portfolio Manager who has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary responsible Portfolio Manager.

7.4 It is the responsibility of the Portfolio Manager to determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Committee members who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

7.5 Furthermore, it is the responsibility of the Portfolio Manager to determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

7.6 It is also the responsibility of the Portfolio Manager to determine whether or not discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance Department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

ClearBridge

Proxy Voting Policies and Procedures

(Amended as of March 2021)

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A. Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

• in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

• such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C. Third-Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A. Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a. We withhold our vote from a director nominee who:

• attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

• received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

• is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

• is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

• is a member of the company’s nominating committee and there are no women on the board (or currently proposed for election to the board).

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

• Designation of a lead director

• Majority of independent directors (supermajority)

• All independent key committees

• Size of the company (based on market capitalization)

• Established governance guidelines

• Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7. Director Qualifications

a. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b. We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C. Auditors

1. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2. Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3. Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D. Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2.  Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b. We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b. We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8. Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

● shareholder rights are protected;

● there is negligible or positive impact on shareholder value;

● management provides adequate reasons for the amendments; and

● the company is required to do so by law (if applicable).

E. Tender Offer Defenses

1. Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2. Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

a. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4. Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6. Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7. White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F. Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G. Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

● Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

● The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

● Size of the Company.

● Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

● Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

● It is intended for financing purposes with minimal or no dilution to current shareholders

● It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4. Reports to Assess the Feasibility of including Sustainability as Performance Metrice

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

● Compensation committee comprised of independent outside directors

● Maximum award limits

● Repricing without shareholder approval prohibited

● 3-year average burn rate for company

● Plan administrator has authority to accelerate the vesting of awards

● Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti-Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a. We vote for qualified plans where all of the following apply:

● The purchase price is at least 85 percent of fair market value

● The offering period is 27 months or less

● The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b. We vote for non-qualified plans where all of the following apply:

● All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

● There are limits on employee contribution (ex: fixed dollar amount)

● There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

● There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11. Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12. Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14. Shareholder Proposals Regarding Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d. We vote for shareholder proposals to put option repricing to a shareholder vote.

e. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals on Executive Compensation

a. For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

● Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

● Performance metrics for short- and long-term incentive programs

● CEO pay relative to company performance (is there a misalignment)

● Tax gross-ups to senior executives

● Change-in-control arrangements

● Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

● While employed and/or for one to two years following the termination of their employment; or

● For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

● Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

● Actual stock ownership of the company’s named executive officers

● Policies aimed at mitigating risk taking by senior executives

● Pay practices at the company that we deem problematic

I. State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc.); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J. Mergers and Corporate Restructuring

1. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3. Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K. Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1. Sustainability Reporting

a. We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b. We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2. Diversity & Equality

a. We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b. We vote for proposals requesting comprehensive disclosure on board diversity;

c. We vote for proposals requesting comprehensive disclosure on employee diversity;

d. We vote for proposals requesting comprehensive reports on gender pay disparity;

e. We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3. Climate Risk Disclosure

a. We vote for climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b. We vote for climate proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

4. Case-by-Case E&S Proposals (examples)

a. Climate proposals seeking company disclosure on GHG reduction targets and/or goals;

b. Animal welfare policies;

c. Human rights and company policies;

d. Operations in high-risk or sensitive areas;

e. Product integrity and marketing.

L. Miscellaneous

1. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

● Does the company have a political contributions policy publicly available

● How extensive is the disclosure on these documents

● What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

● Does the company provide information on its trade association expenditures

● Total amount of political expenditure by the company in recent history

3. Operational Items

a. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f. We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

● the opening of the shareholder meeting

● that the meeting has been convened under local regulatory requirements

● the presence of a quorum

● the agenda for the shareholder meeting

● the election of the chair of the meeting

● regulatory filings

● the allowance of questions

● the publication of minutes

● the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.  DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

● a copy of these policies and procedures;

● a copy of each proxy form (as voted);

● a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

● documentation relating to the identification and resolution of conflicts of interest;

● any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

● a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Invesco

Policy Statement on Global Corporate Governance and Proxy Voting

January 2021

Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

• In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website

(https://www.invesco.com/corporate/about-us/esg). Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

• In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually (https://vds.issgovernance.com/vds/#/Mzk3MA==/).

• In Canada, Invesco publicly discloses our annual proxy votes each year (https://vds.issgovernance.com/vds/#/MTg2Mg==/) by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

• In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

• In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

• In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

• In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

• In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

• Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

• Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

• Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

● In the United States, as required by law, proportional voting applies.

o Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

o Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

o To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

● For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

● For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

● We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

● We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

● We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

● We generally support proposals to decommission differentiated voting rights.

● Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

• We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

• In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

• Adoption of proxy access rights

• Rights to call special meetings

• Rights to act by written consent

• Reduce supermajority vote requirements

• Remove antitakeover provisions

• Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

● We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

● We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

● We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

● In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

● We will generally support proposals requesting that directors stand for election annually.

● We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

● When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

● Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

● We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

● We will generally vote against non-independent directors serving on the audit committee.

● We will generally vote against non-independent directors serving on the compensation committee.

● We will generally vote against non-independent directors serving on the nominating committee.

● In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

● We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

● We will generally support shareholder proposals requesting that the board chair be an independent director.

● We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

● We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

● We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

● We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

● In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

● We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

● We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

● We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

● We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

● With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i. significant bribery, corruption or ethics violations;

ii. events causing significant environmental degradation;

iii. significant health and safety incidents; or

iv. failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

● Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record managing these risks, the efficacy of the proposal's request and whether the requested action is unduly burdensome.

● We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

● We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i. there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii. there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii. vesting periods for long term incentive awards are less than three years;

iv. the company “front loads” equity awards;

v. there are inadequate risk mitigating features in the program such as clawback provisions;

vi. excessive, discretionary one-time equity grants are awarded to executives;

vii. less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*[1]
Invesco Asset Management (Japan) Limited*[1]
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited[1]
Invesco Asset Management Singapore Ltd
Invesco Asset Management Spain
Invesco Australia Ltd
Invesco Canada Ltd.[1]
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*[1]
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*[1]
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines

1 Invesco entities with specific conflicts of interest policies

JPMorgan

(Updated April 1, 2021)

Proxy Voting Guidelines

The Board of Trustees has delegated to JPMorgan (also known as “J.P. Morgan”) and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

● Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

● Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances JPMorgan endeavor to exercise voting responsibilities on clients’ behalf. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

● JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

● JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

● JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

● JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

● JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

● JPMorgan will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

● Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best long-term interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

● JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:

(a) attend less than 75% of board and committee meetings without a valid excuse for the absence;

(b) implement or renew a dead-hand poison pill;

(c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;

(d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;

(e) are insiders or affiliated outsider directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

(f) are insiders and affiliated outsiders on boards that are not at least majority independent; or

(g) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

(h) demonstrated history of poor performance or inadequate risk oversight;

(i) when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights;

(j) chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation;

(k) for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

● JPMorgan votes proposals to support directors on classified boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

● JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

● JPMorgan votes against proposals for a super-majority vote to approve a merger.

● JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

● JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

● JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.

● JPMorgan will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally, JPMorgan support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

● JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

MFS

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2021

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills”. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carry-forwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B. ADMINISTRATIVE PROCEDURES

1.  MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of

MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Pacific Asset Management

Proxy Voting Policies and Procedures

Last Updated

September 22, 2017

Summary

Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, Pacific Asset Management’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

Pacific Asset Management’s authority to vote proxies for clients is established by the Investment Management Agreement “IMA” or comparable documents. Pacific Asset Management (“Pacific Asset Management”) manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy

Pacific Asset Management generally follows the voting guidelines included in this Policy; however each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest

Pacific Asset Management takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when Pacific Asset Management votes a proxy for an issuer with whom:

• Pacific Asset Management maintains a material business relationship

• Pacific Asset Management Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such material business relationships. Pacific Asset Management employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the Pacific Asset Management CCO. Additionally, officers of Pacific Asset Management, including the Portfolio Managers and Senior Managing Directors, are required to complete an annual conflicts of interest statement to self-report certain activities, relationships and personal interests that may create, or appear to create and actual or potential conflict of interest. Pacific Asset Management will not vote proxies relating to such issuers identified as being involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict:

• Vote in accordance with the Voting Guidelines, if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;

• If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;

• If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;

• If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that Pacific Asset Management acted in the best interest of its clients.

Abstaining from Proxy Voting

There are times when Pacific Asset Management may choose to abstain from voting a proxy because the cost of voting the proxy is believed to outweigh the expected benefit to the client. Pacific Asset Management may abstain or refrain from voting a proxy under certain circumstances. These include:

• When the cost of voting the proxy outweighs the benefits or is otherwise impractical;

• International constraints for timing and meeting deadlines; and

• Restrictions on foreign securities including shareblocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting)

Any proxies that Pacific Asset Management chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction

Under certain circumstances a client may delegate proxy voting authority to Pacific Asset Management and provide Pacific Asset Management with specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, Pacific Asset Management will vote in accordance with the Client’s specific instructions which may or may not align with the policy. Clients should be aware that providing specific instructions to Pacific Asset Management may result in voting that may be contrary to how Pacific Asset Management would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations

Pacific Asset Management may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. Pacific Asset Management may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, Pacific Asset Management generally votes consistently on the same matter when securities of an issuer are held by multiple Client Accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and Pacific Asset Management CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures

Pacific Asset Management provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines

Proxy proposals generally fall into one of the three following categories: routine business matters, social issues, and business proposals.

• Routine business matters are defined as those which do not change the structure, by-laws, or operations of the corporation. Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on routine business matters that are standard or non-controversial and will generally vote for proposals that are reflective of reasonable and equitable corporate standards.

• Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of its clients. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to clients. Pacific Asset Management believes the burden of social responsibility rests with management.

• Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Procedures

All proxies are sent to the appropriate Pacific Asset Management Portfolio Manager or analyst responsible for the security held in a Client Account for their review and recommendation. They research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. Pacific Asset Management uses information gathered from research, company management, Pacific Asset Management Portfolio Managers and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, Pacific Asset Management votes proxies in a manner intended to protect and enhance the economic value of the securities held in Client Accounts.

Proxies in certain Client Accounts are voted using a proxy management system called ProxyEdge. ProxyEdge is used exclusively to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyEdge generates a variety of reports and makes available various other types of information to assist in the review and monitoring of votes cast. The holdings in certain Client Accounts are electronically sent to the ProxyEdge system automatically by the custodians to ensure that Pacific Asset Management is voting the most current share position for clients. Once

Compliance receives email notification from ProxyEdge that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the respective Portfolio Managers for their vote selection. The Portfolio Managers respond with their selections. Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyEdge to the client, Client Account Custodian or third party as defined in the IMA confirming that Client Account proxies have been voted. An email is received from ProxyEdge confirming the vote was submitted.

For those Client Accounts not on the ProxyEdge system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyEdge, the proxy material is verified to have been received for the accounts not on ProxyEdge as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with Pacific Asset Management’s instructions. The final authority and responsibility for proxy voting remains with Pacific Asset Management.

Oversight Controls

Pacific Asset Management Compliance reviews the proxy votes casted to make sure Pacific Asset Management is following the proxy voting policies and procedures by:

• Reviewing no less than annually the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

Cross Reference / Source

• Rule 206(4)-6 of the Advisors Act

• Fiduciary Duty

• Contractual Requirements

• Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008)

PIMCO

Proxy Voting Policies & Procedures

Effective Date: August 2003

Revised Date: May 2007

   May 2010

   October 2012

   June 2014

   November 2017

   April 2020

The proxy voting policy (“the Policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1 PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.

A. General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

 When acting on client proxies, potential conflicts of interest may appear to or can interfere with PIMCO’s ability to evaluate proxies in accordance with PIMCO’s fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

 Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.

1 Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

3 Personal relationships include employee and immediate family member interests with an issuer.

 Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client.

 PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.

2. Resolution of Potential/Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

 PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest, exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

 Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:

● If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

● If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

4 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

Affiliated Fund Considerations

 PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client’s best interest and consistent with PIMCO’s fiduciary duties.

 PIMCO Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.

3. Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

● The extent and nature of the actual or potential conflict of interest;

● If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

● The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);

● Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

● Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship, PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C. ISP Oversight

Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations,6 and the ISP's compliance program.

D. Delegation of Proxy Voting Authority

 Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

6 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

E. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records7

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds ("PAPS Portfolios"), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

 Records

PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with applicable law.

7 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

PLFA

PROXY VOTING POLICY

Title: Proxy Voting Policy

Policy Summary:

PLFA must take reasonable care to ensure proxy voting rights are properly and timely exercised. PLFA retains proxy voting authority with respect to all securities purchased for its clients, including the funds it directly manages. This Proxy Voting Policy is designed to ensure that all proxies received are voted in the best interest of clients and in accordance with its duties and the requirements of all applicable regulations. The final authority and responsibility for proxy voting rests with PLFA Compliance.

Legal Summary:

Rule 206(4)-6 under the Advisers Act requires an investment adviser that exercises voting authority over client proxies to adopt proxy voting policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, describes how the advisor addresses material conflicts of interest when voting, discloses to clients how they can obtain information on how securities were voted, and describes proxy voting policies and procedures to clients.

Policies and Procedures:

This Policy addresses proxy voting for investments held (other than underlying funds) in PLFA directly managed Funds of Pacific Select Fund and Pacific Funds (the “Direct Fund”). PLFA does not typically invest in securities that have voting rights. However, as there is the possibility that the Direct Fund could hold instruments with potential proxy voting (such as cash sweep vehicles1 and Exchange Traded Funds), this Policy has been implemented to address these instances.

Process for Voting:

Proxies are generally received by PLFA Compliance for holdings of the Direct Fund, either through electronic notifications using the custodian’s proxy management system or pursuant to a proxy ballot received (electronically or physically) from the issuer, the custodian or others. PLFA Compliance will review the proxy materials received and for each individual ballot item contained in a proxy determine whether to:

• vote in accordance with the Proxy Guidelines of this Policy;

• abstain from voting;

• seek the advice of others for their recommendation;

• forward the proxy to the Conflicts Review Committee for review due to an identified conflict; or

• take such other actions as deemed necessary.

1 For the fund-of-funds, the Pacific Funds cash sweep vehicle is not used as all cash goes directly to the underlying funds. For Pacific Select Fund, PLFA utilizes overnight repurchase agreements (non-voting securities) for cash positions.

Proxy Guidelines:

In determining how to vote proxy issues, PLFA Compliance will review the following Proxy Guidelines in an attempt to vote proxies in a manner intended to protect and enhance the economic value of the securities held in the Direct Fund so that proxies are voted in the best interests of its clients2.

Proxy proposals generally fall into one of the following three categories, as determined by PLFA Compliance: routine matters, social issues, and business proposals.

● PLFA has determined to generally vote in-line with the recommendations of management on routine, standard or non-controversial items unless otherwise warranted following a review of the issues involved. Routine matters are defined as those which do not change the structure, by-laws, or operations of the corporation. Examples include the election of Board members and ratification of the independent auditor.

● PLFA votes for social issues with the financial interests of its clients in mind; provided, however, that PLFA will generally support the recommendations of management in areas where acceptable efforts are made on behalf of special interest or social conscience that are not detrimental to clients. PLFA believes the burden of social responsibility rests with the issuer’s management and not PLFA. Social issues appear in proxy proposals that attempt to deal with activities of social conscience, such as an issuer adopting a policy on climate change or a policy on human rights.

● PLFA will generally vote in favor of business proposals as long as the client position or value is either preserved or enhanced, as determined by PLFA Compliance in consultation with the PLFA Investment Committee in connection with their assessment of particular facts and circumstances. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Examples include stock splits/increases, amending by-laws/articles of incorporation, and mergers.

If PLFA Compliance determines that it is not clear how the Proxy Guidelines apply to a specific proxy vote, or believes it is in the best interest of clients to vote contrary to a guideline, the ballot will be escalated to the PLFA Investment Committee for review and final voting determination.

Potential Conflicts of Interest:

The Conflicts Review Committee (the “Committee”) consists of senior management of PLFA, including the General Counsel and the Chief Compliance Officer. The Committee reviews and addresses proxies brought to its attention that raise a potential conflict of interest, taking reasonable measures to determine the materiality of the conflict and to attempt to resolve the conflict in the best interest of clients.

A potential conflict of interest may exist when PLFA is presented with a proxy for an issuer with whom PLFA (or its affiliates) also maintains a material business relationship, or where the issuer (or its senior management) has a personal or business relationship with PLFA Compliance or PLFA Investment Committee members. Conflicts based on business relationships or dealings with affiliates of PLFA will only be considered to the extent that PLFA has actual knowledge of such business relationships. PLFA employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of their personal relationships or business relationships, and to report potential conflicts of interest to the attention of senior management of PLFA (who, in turn, will discuss with the Committee when applicable to proxy voting).

2 The Direct Fund currently consists of the Pacific Funds PF Multi-Asset Fund, which is only available as an underlying fund investment for certain fund-of-funds that are managed by PLFA. As such, the use of the term “client” is considered to be a look-through to the individual shareholders of the fund-of-funds.

The Committee will determine whether an identified conflict of interest is considered to be material or non-material. A conflict of interest will generally be considered to be material to the extent that it is determined that such conflict is likely to influence, or appears to influence, PLFA’s decision-making in voting that proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A record of all determinations of materiality made by the Committee will be maintained.

Conflicts that have been identified by the Committee as non-material conflicts will be voted in accordance with the Policy Guidelines contained in this Policy. When a conflict is determined by the Committee to be material, the Committee will propose to PLFA the following non-exclusive list of options to consider to ensure that the proxy voting decision is based upon the best interest of clients and that the final voting decision is not a product of the material conflict:

(1) vote strictly in accordance with the Proxy Guidelines of this Policy, if doing so involves little or no discretion;

(2) if possible, erect information barriers around the impacted person or persons sufficient to insulate the voting determination from the conflict;

(3) seek a voting recommendation from an independent third party;

(4) abstain from voting; or

(5) resolve the conflict in such other manner as the Committee believes is appropriate.

Abstaining from Voting:

In the majority of instances, PLFA will be able to vote proxies successful and timely. However, in certain circumstances PLFA may choose to not vote a ballot (or cast a vote of “Abstain”) where it is unable or unwilling to vote because of legal or operational difficulties, timing issues, or because PLFA believes the administrative burden and/or associated costs with voting exceed any anticipated benefits of voting. In making this determination, PLFA will consider various factors, including but not limited to:

• When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

• When voting would give rise to a material conflict that cannot be timely resolved;

• When securities are on loan, to the extent that it is not feasible and practical to recall the securities for voting under the circumstances and where the expected benefit to voting such shares outweighs the detriment (including lost revenue) of recalling such shares;

• When proxy materials are not received with sufficient time and/or with enough information to make an informed voting decision;

• Where in-person attendance is required in order to vote;

• Where there are international constraints for timing and meeting voting deadlines, including translation costs or retaining local powers of attorney; or

• Where voting restrictions are imposed upon foreign securities, including those in “share-blocking” countries (share-blocking imposes a temporary suspension of the ability to trade a security, usually for a period of time in proximity to its shareholder meeting).

While all such proxies will attempted to be voted on a best efforts basis, any proxies that PLFA intentionally chooses to abstain from voting will be documented along with the rationale.

Recordkeeping:

Standard.

Effective Date:

November 28, 2017

Revision History:

Adopted November 28, 2017

Principal REI

Proxy Voting Policies

(Revised 12/2012)

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, Principal REI, considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

● Principal REI does not maintain a written proxy voting policy as required by Rule 206(4)-6.

● Proxies are not voted in Clients’ best interests.

● Proxies are not identified and voted in a timely manner.

● Conflicts between Principal REI’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

● The third-party proxy voting services utilized by Principal REI are not independent.

● Proxy voting records and Client requests to review proxy votes are not maintained.

Principal REI has established the following guidelines as an attempt to mitigate these risks.

Policy

Principal REI believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. Principal REI’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect Principal REI’s belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, Principal REI also monitors Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, Principal REI has adopted the policies and procedures set out below, which are designed to ensure that Principal REI complies with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

Principal REI has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on Principal REI’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal REI has retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to Principal REI include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal REI has elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal REI’s Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1. The requesting PM Team’s reasons for the decision;

2. The approval of the lead Portfolio Manager for the requesting PM Team;

3. Notification to the Proxy Voting Team and other appropriate personnel (including other Principal REI portfolio managers who may own the particular security);

4. A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

Principal REI has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal REI in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal REI cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal REI’s senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. Principal REI maintains records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, Principal REI’s Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to Principal REI’s Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into Principal REI’s OnBase system. These steps are part of Principal REI’s Account Opening Process.

SMA – Wrap Accounts

Principal REI’s SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

1 Principal REI has various Portfolio Manager Teams organized by asset classes and investment strategies.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, Principal REI can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with Principal REI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through Principal REI’s Proxy Voting Team.

Securities Lending

At times, neither Principal REI nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal REI will make reasonable efforts to inform the Client that neither Principal REI nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

Principal REI shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principal REI’s analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

- Restrictions for share blocking countries2;

- Casting a vote on a foreign security may require that Principal REI engage a translator;

- Restrictions on foreigners’ ability to exercise votes;

- Requirements to vote proxies in person;

- Requirements to provide local agents with power of attorney to facilitate the voting instructions;

- Untimely notice of shareholder meeting;

- Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform Principal REI’s Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal REI does not reveal or disclose to any third party how Principal REI may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is Principal REI’s general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact Principal REI to ask questions regarding total holdings of a particular stock across advisory Clients, or how Principal REI intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence Principal REI’s votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to Principal REI’s Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of Principal REI, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. Principal REI may, however, retain such responsibilities where deemed appropriate.

2  In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to Principal REI’s Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, Principal REI may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

Principal REI must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

● Any request, whether written (including e-mail) or oral, received by any Employee of Principal REI, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

● The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

● The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). Principal REI maintains a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

● Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

● Upon inadvertent receipt of a proxy, Principal REI forwards the proxy to ISS for voting, unless the client has instructed otherwise.

 Note: Principal REI is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

● Principal REI’s proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed Principal REI to vote proxies on their behalf.

● Principal REI maintains documentation to support the decision to vote against the ISS recommendation.

● Principal REI maintains documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is Principal REI’s policy not to file class action claims on behalf of Clients. Principal REI specifically does not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with Principal REI. Principal REI only files class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is Principal REI’s general policy not to act as lead plaintiff in class actions. The process of class action claims is carried out by the Investment Accounting Department. In the event Principal REI opts out of a class action settlement, Principal REI will maintain documentation of any cost/benefit analysis to support that decision.

Principal REI is mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, Principal REI manages the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

Principal REI ensures that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out Principal REI’s proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, Principal REI’s CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with Principal REI’s fiduciary duties.

QS Investors

Proxy Voting Policy

QS Investors (“QS” or the “Firm”) has adopted and implemented policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy applies to all accounts managed by QS.

Responsibilities

Proxy votes are the property of the Firm’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy advisory firm. Absent specific client instruction, QS has instructed ISS to vote the Firm’s advisory clients’ proxies in accordance with the ISS Sustainability Policy or in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions.

Clients may instead elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangement with each client.

With respect to clients that participate in securities lending, QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan in communications to QS or ISS to ensure they are not voted by multiple parties.

Policy

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services as noted above. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and other relevant factors. Changes to these Guidelines are communicated to QS upon implementation. While ISS has been instructed to vote clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

1  For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Principles for Responsible Investment

QS generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, and the protection of human rights.

Generally, ISS’s Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.

Underlying Funds

Certain QS client accounts invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account, and proxy voting authority is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

ISS’s current Sustainability Policy Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website (http://www.issgovernance.com/policy).

Procedures

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Affiliated Underlying Funds

With respect to proxy voting for a client account investing in shares, units, or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Underlying Funds

With respect to proxy voting for a client account investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above, provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940; and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific Proxy Voting Decisions Made by Management

Proxy proposals that: (i) are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide voting instructions.

Certain Proxy Votes May not be Cast

In limited circumstances, QS may determine that it is in the best economic interest of its clients not to vote certain proxies if QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so. Examples of these scenarios may include:

Legal restrictions, including share blocking, that may restrict or otherwise limit trading; or

Proxy ballot was not received from the custodian or was not received with adequate time for processing.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflicts of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by outsourcing voting and administration of all client ballots to ISS. These conflicts may include:

● The issuer is a client of QS;

● The issuer is a material business partner of QS; or

● An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

The Firm believes that this Policy and our arrangement with ISS for independent proxy decision- making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that are voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interests and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what the Firm, in good faith, determines to be in the best economic interests of the client(s).2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation, information regarding: (i) client relationships; (ii) any relevant personal conflict known or brought to the attention of Management; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, on a best efforts basis, from the affected clients. If notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or potential conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer, or employee outside of QS that identifies itself as a QS advisory client has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue from affected clients on a best efforts basis. All related inquires and discussions must be documented and retained in accordance with Firm policy.

2  Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.

Duty to Report: QS employees must report to Management and Compliance any actual or potential conflict of interest relevant to how QS votes proxies of which they are or become aware, or any attempt by any person outside of the organization to influence the Firm’s proxy voting decisions. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she: (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could influence their independent judgement in respect of such vote. Management will also exclude from consideration the views of any person if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by this Policy.

Other Controls to Mitigate Conflicts of Interests

QS has adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Firm’s Information Management Policy and Code of Ethics. The Firm expects that these policies, procedures, and internal controls minimize the potential that the Firm or its employees would be involved in, aware of, or influenced by an actual or potential conflict of interest.

Recordkeeping

At a minimum, QS will retain the following in accordance with the Firm's Records Management Policy:

● Records of client requests for proxy voting information and any written responses thereto provided by QS;

● Materials prepared/used to make proxy voting decisions, including records of deliberations and documentation of conflicts of interest and their resolution;

● Voting records indicating: the name of the issuer of the security; ticker symbol of the security; CUSIP, SEDOL, or other security identifier of the security; shareholder meeting date; proxy statement(s) received by QS; brief identification of the matter on which the Firm voted; whether the matter was proposed by the issuer or a holder of the security; and whether and how QS voted, including whether the vote was with or against management.

With respect to registered investment company clients, ISS will create and maintain records as necessary to fulfill the client’s obligation and responsibility to comply with their recordkeeping, reporting, and disclosure obligations under applicable law.

In lieu of keeping copies of proxy statements and other proxy related records, QS may rely on: (i) proxy statements filed on the SEC’s EDGAR system; and (ii) records maintained by third parties (e.g., ISS) with respect to proxy statements and voting records, provided the third party can and will provide such records promptly upon request.

Rothschild & Co

Proxy Voting Policies and Procedures

Amended January 2021

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rothschild & Co Asset Management US Inc. (the “Firm”) generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to vote proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”).

In order to administer this Proxy Voting Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including portfolio management and Compliance departments.

Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

• The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

• Proxies are not identified and processed in a timely manner;

• Proxies are not voted in clients’ best interests;

• Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

• The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

• Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

• The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

• Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained; and

• The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

Proxy Voting Guidelines

ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. Certain of the Firm’s Taft-Hartley clients, however, instruct the Firm to vote such clients’ proxies in accordance with U.S. Taft-Hartley Guidelines, and the Firm will vote these clients’ proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissolutions, conversions or consolidations, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy. Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

Securities No Longer Owned

The Firm will not review and will not vote the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. Starting in the Fall of 2019, a sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Corporate Governance Committee will review ISS and its policies and methodologies. Starting in the Fall of 2019, this review will include, among others, the following topics and determinations:

• that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

• whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;

• whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

• whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

• whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

• ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

• Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1. Copies of this Proxy Voting Policy, and any amendments thereto;

2. A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3. A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4. A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5. A record of each vote that the Firm casts.

Class Actions

The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

Annual Policy Review

The Corporate Governance Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

T. ROWE PRICE

Updated: February 2021

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations.

Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Wellington

Global Proxy Voting Policy and Procedures

As of September 1, 2020

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy

Wellington Management:

1. Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2. Votes all proxies in the best interests of the client for whom it is voting.

3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as required by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Western Asset

PROXY VOTING

(Effective December 1, 2019)

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s proxy voting policies and procedures.

b. Copies of proxy statements received with respect to securities in client accounts.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five years, with the first two years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the firm’s Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No. 3053-21A

PACIFIC FUNDS SERIES TRUST

Part C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Declaration of Trust. Previously filed as (a)(1)(a) November 27, 2017 and incorporated by reference herein.
(a)(2)	Certificate of Amendment to the Amended and Restated Certificate of Trust. Previously filed as Exhibit (a)(2)(a) on January 30, 2015 and incorporated by reference herein
(b)	By-Laws. Previously filed as Exhibit (b) on March 27, 2019 and incorporated by reference herein
(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article IV of the By—Laws define the rights of holders of the Shares
(d)(1)(i)	Investment Advisory Agreement. Previously filed as Exhibit (d)(1) on September 26, 2001and incorporated by reference herein
(d)(1)(ii)	Consent of Transfer of Advisory Agreement (Pacific Life Fund Advisors LLC (PLFA). Previously filed as Exhibit (d)(1)(i) on June 28, 2007 and incorporated by reference herein.
(d)(1)(iii)	Amendment to Investment Advisory Agreement. Previously filed as Exhibit (d)(1)(ee) on April 24, 2015 and incorporated by reference herein.
(d)(1)(iv)	Schedule A to the Investment Advisory Agreement (Pacific Funds ESG Core Bond). Previously filed as Exhibit (d)(1)(iv) on December 1, 2020 and incorporated by reference herein.
(d)(1)(v)	Updated Schedule A to the Investment Advisory Agreement (Pacific Funds ESG Low Duration), filed herewith.
(d)(1)(vi)	Advisory Fee Waiver Agreement (Breakpoints). Previously filed as Exhibit (d)(1)(hh) on July 28, 2015 and incorporated by reference herein.
(d)(1)(vii)	Advisory Fee Waiver Agreement (PF Emerging Markets Debt Fund). Previously filed as Exhibit (d)(1)(yy) on May 15, 2019 and incorporated by reference herein.
(d)(1)(viii)	Advisory Fee Waiver Agreement (PF Real Estate Fund). Previously filed as Exhibit (d)(1)(zz) on May 15, 2019 and incorporated by reference herein.
(d)(1)(ix)	Advisory Fee Waiver Agreement (PF Managed Bond Fund). Previously filed as Exhibit (d)(1)(ix) on July 29, 2020 and incorporated by reference herein.
(d)(1)(x)	Advisory Fee Waiver Agreement (PF International Large-Cap). Previously filed as Exhibit (d)(1)(x) on April 23, 2021 and incorporated by reference herein.
(d)(2)(i)	Fund Management Agreement—Pacific Investment Management Company LLC (PIMCO). Previously filed as Exhibit (d)(5) on September 26, 2001 and incorporated by reference herein.
(d)(2)(ii)	Fee Schedule to Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(b) on September 12, 2003 and incorporated by reference herein.
(d)(2)(iii)	Amendment No. 2 to Fund Management Agreement— PIMCO. Previously filed as Exhibit (d)(5)(d) on December 16, 2005 and incorporated by reference herein.
(d)(2)(iv)	Consent to Transfer and Amend the Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(e) on June 28, 2007 and incorporated by reference herein.

(d)(2)(v)	Amendment No. 4 to Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(f) on June 30, 2008 and incorporated by reference herein.
(d)(2)(vi)	Amendment No. 5 to the Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(g) on July 30, 2013 and incorporated by reference herein.
(d)(2)(vii)	Amendment No. 7 to the Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(h) on July 29, 2014 and incorporated by reference herein.
(d)(2)(viii)	Amendment No. 8 to Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(i) on October 1, 2014 and incorporated by reference herein.
(d)(2)(ix)	Amendment No. 9 to Fund Management Agreement—PIMCO. Previously filed as Exhibit (d)(5)(j) on May 8, 2015 and incorporated by reference herein.
(d)(2)(x)	Amendment No. 10 to Subadvisory Agreement —PIMCO. Previously filed as Exhibit (d)(2)(x) on July 29, 2020 and incorporated by reference herein.
(d)(3)(i)	Subadvisory Agreement—ClearBridge Investments LLC (ClearBridge). Previously filed as Exhibit (d)(3)(i) on July 29, 2020 and incorporated by reference herein.
(d)(4)(i)	Amended and Restated Fund Management Agreement—MFS Investment Management (MFS). Previously filed as Exhibit (d)(8)(a) on May 15, 2019 and incorporated by reference herein.
(d)(4)(ii)	Addendum No. 1 to the Amended and Restated Fund Management Agreement—MFS. Previously filed as Exhibit (d)(8)(b) on May 15, 2019 and incorporated by reference herein.
(d)(4)(iii)	Amendment No. 2 to the Amended and Restated Fund Management Agreement — MFS. Previously filed as Exhibit (d)(4)(iii) on May 14, 2020 and incorporated by reference herein.
(d)(4)(iv)	Amendment No. 3 to the Amended and Restated Fund Management Agreement — MFS. Previously filed as Exhibit (d)(4)(iv) on April 23, 2021 and incorporated by reference herein.
(d)(5)	No Longer Applicable.
(d)(6)(i)	Sub-Advisory Agreement—T. Rowe Price Associates, Inc. (T. Rowe). Previously filed as Exhibit (d)(23) on April 18, 2011 and incorporated by reference herein.
(d)(6)(ii)	Amendment No. 1 to Subadvisory Agreement—T. Rowe. Previously filed as Exhibit (d)(23)(b) October 1, 2014 and incorporated by reference herein.
(d)(7)(i)	Sub-Advisory Agreement—Ashmore Investment Management Limited. Previously filed as Exhibit (d)(24) on June 28, 2012 and incorporated by reference herein.
(d)(7)(ii)	Amendment No. 1 to the Sub-Advisory Agreement – Ashmore Investment Management Limited (Ashmore). Previously filed as Exhibit (d)(24)(a) on May 15, 2019 and incorporated by reference herein.
(d)(7)(iii)	Amendment No. 2 to the Sub-Advisory Agreement – Ashmore. Previously filed as Exhibit (d)(24)(b) on May 15, 2019 and incorporated by reference herein.
(d)(8)	Subadvisory Agreement—AllianceBernstein L.P. Previously filed as Exhibit (d)(8) on May 14, 2020 and incorporated by reference herein.
(d)(9)	No Longer Applicable.

(d)(10)(i)	Subadvisory Agreement—Western Asset Management Company, LLC (Western Asset). Previously filed as Exhibit (d)(10(i) on July 29, 2020 and incorporated by reference herein.
(d)(11)(i)	Subadvisory Agreement—QS Investors LLC (QS Investors). Previously filed as Exhibit (d)(11)(i) on July 29, 2020 and incorporated by reference herein.
(d)(12)(i)	Subadvisory Agreement—Rothschild Asset Management Inc. (Rothschild AM). Previously filed as Exhibit (d)(37)(a) on October 7, 2015 and incorporated by reference herein.
(d)(12)(iii)	Interim Subadvisory Agreement—Rothschild AM. Previously filed as Exhibit (d)(37)(d) on May 15, 2018 and incorporated by reference herein.
(d)(12)(iv)	Amendment No. 1 to Subadvisory Agreement —Rothschild AM. Previously filed as Exhibit (d)(37)(e) on July 27, 2018 and incorporated by reference herein.
(d)(12)(v)	Amendment No. 2 to Subadvisory Agreement — Rothschild AM to Rothschild & Co Asset Management US Inc. (Rothschild). Previously filed as Exhibit (d)(37)(f) on May 15, 2019 and incorporated by reference herein.
(d)(12)(vi)	Amendment No. 3 to Subadvisory Agreement — Rothschild. Previously filed as Exhibit (d)(37)(g) on July 29, 2019 and incorporated by reference herein.
(d)(13)(i)	Subadvisory Agreement—Wellington Management Company LLP (Wellington). Previously filed as Exhibit (d)(38) on May 11, 2017 and incorporated by reference herein.
(d)(14)(i)	Subadvisory Agreement — Principal Real Estate Investors LLC (Principal REI). Previously filed as Exhibit (d)(39) on May 15, 2018 and incorporated by reference herein.
(d)(15)(i)	No Longer Applicable.
(d)(16)(i)	Subadvisory Agreement —Invesco Advisors, Inc. (Invesco). Previously filed as Exhibit (d)(42) on July 29, 2019 and incorporated by reference herein.
(d)(17)(i)	Subadvisory Agreement —Pacific Asset Management LLC (PAM). Previously filed as Exhibit (d)(17)(i) on May 14, 2020 and incorporated by reference herein.
(d)(17)(ii)	Amendment No. 1 to the Subadvisory Agreement — Pacific Asset Management LLC (PAM). Previously filed as Exhibit (d)(17)(ii) on December 1, 2020 and incorporated by reference herein.
(d)(17)(iii)	Amendment No. 2 to the Subadvisory Agreement — Pacific Asset Management LLC (PAM), filed herewith.
(d)(18)(i)	Subadvisory Agreement — J.P. Morgan Investment Management Inc. (JPMorgan). Previously filed as Exhibit (d)(18)(i) on April 23, 2021 and incorporated by reference herein.
(e)(1)(i)	Distribution Agreement. Previously filed as Exhibit (e)(1)(i) on May 14, 2020 and incorporated by reference herein.
(e)(1)(ii)	Schedule A to the Distribution Agreement (Pacific Funds ESG Core Bond). Previously filed as Exhibit (e)(1)(ii) on December 1, 2020 and incorporated by reference herein.
(e)(1)(iii)	Updated Schedule A to the Distribution Agreement (Pacific Funds ESG Low Duration ), filed herewith.
(e)(2)	Form of Selling Group Agreement (2020 updates). Previously filed as Exhibit (e)(2) on July 29, 2020 and incorporated by reference herein.
(f)(1)(i)	Pacific Funds Trustees Deferred Compensation Plan. Previously filed as Exhibit (f)(1)(i) on May 14, 2020 and incorporated by reference herein.

(f)(1)(ii)	Exhibits to Pacific Funds Trustees Deferred Compensation Plan. Previously filed as Exhibit (f)(1)(ii) on April 23, 2021 and incorporated by reference herein.
(g)(1)(i)	Custodian Agreement. Previously filed as Exhibit (g)(1) on October 15, 2001 and incorporated by reference herein.
(g)(1)(ii)	Addendum to Custodian Agreement. Previously filed as Exhibit (g)(1)(i) on March 29, 2007 and incorporated by reference herein.
(g)(1)(iii)	Amendment to Custodian Services Agreement. Previously filed as Exhibit (g)(1)(r) on July 30, 2013 and incorporated by reference herein.
(g)(1)(iv)	Exhibit A to Custodian Services Agreement (Pacific Funds ESG Core Bond). Previously filed as Exhibit (g)(1)(iv) on December 1, 2020 and incorporated by reference herein.
(g)(1)(v)	Updated Exhibit A to Custodian Services Agreement (Pacific Funds ESG Low Duration), filed herewith.
(g)(2)	Foreign Custody Manager Agreement. Previously filed as Exhibit (g)(2) on October 15, 2001 and incorporated by reference herein.
(h)(1)(i)	Transfer Agency & Shareholder Services Agreement. Previously filed as Exhibit (h)(1)(i) on July 29, 2020 and incorporated by reference herein.
(h)(1)(ii)	Amendment No. 1 to the Transfer Agency & Shareholder Services Agreement (2020 updates). Previously filed as Exhibit (h)(1)(ii) on July 29, 2020 and incorporated by reference herein.
(h)(1)(iii)	Amendment No. 2 to the Transfer Agency & Shareholder Services Agreement (Pacific Funds ESG Core Bond). Previously filed as Exhibit (h)(1)(iii) on December 1, 2020 and incorporated by reference herein.
(h)(1)(iv)	Amendment No. 3 to the Transfer Agency & Shareholder Services Agreement (2021 updates/Pacific Funds ESG Low Duration), filed herewith.
(h)(1)(v)	Amendment No. 4 to the Transfer Agency & Shareholder Services Agreement (2021 updates/Pacific Funds ESG Low Duration), filed herewith.
(h)(2)(i)	PF Administration Agreement. Previously filed as Exhibit (h)(2)(i) on May 14, 2020 and incorporated by reference herein.
(h)(2)(ii)	Schedule A to the PF Administration Agreement (Pacific Funds ESG Core Bond). Previously filed as Exhibit (h)(2)(ii) on December 1, 2020 and incorporated by reference herein.
(h)(2)(iii)	Updated Schedule A to the PF Administration Agreement (Pacific Funds ESG Low Duration), filed herewith.
(h)(3)(i)	Amended and Restated Expense Limitation Agreement (2020). Previously filed as Exhibit (h)(3)(i) on July 29, 2020 and incorporated by reference herein.
(h)(3)(ii)	Amendment to the Amended and Restated Expense Limitation Agreement (2021 updates), filed herewith.
(h)(3)(iii)	No Longer Applicable.
(h)(4)(i)	Sub-Administration and Accounting Services Agreement. Previously filed as Exhibit (h)(4)(a) on September 26, 2001 and incorporated by reference herein.
(h)(4)(ii)	Addendum to Sub-Administration and Accounting Services Agreement. Previously filed as Exhibit (h)(4)(i) on March 29, 2007 and incorporated by reference herein.

(h)(4)(iii)	Sub-Administration and Accounting Services Fee Waiver—PL Income Fund. Previously filed as Exhibit (h)(4)(o) on March 19, 2012 and incorporated by reference herein.
(h)(4)(iv)	Amendment to Sub-Administration and Accounting Services Agreement. Previously filed as Exhibit (h)(4)(s) on July 30, 2013 and incorporated by reference herein.
(h)(4)(v)	Amendment 7 to Sub-Administration and Accounting Services Agreement. Previously filed as Exhibit (h)(4)(aa) on July 27, 2017 and incorporated by reference herein.
(h)(4)(vi)	Amendment No. 8 to Sub-Administration and Accounting Services Agreement. Previously filed as Exhibit (h)(4)(vi) on May 14, 2020 and incorporated by reference herein.
(h)(4)(vii)	Exhibit A to Sub-Administration and Accounting Services Agreement (Pacific Funds ESG Core Bond). Previously filed as Exhibit (h)(4)(vii) on December 1, 2020 and incorporated by reference herein.
(h)(4)(viii)	Updated Exhibit A to Sub-Administration and Accounting Services Agreement (Pacific Funds ESG Low Duration), filed herewith.
(h)(5)	Form of Indemnification Agreement. Previously filed as Exhibit (h)(5) on April 26, 2006 and incorporated by reference herein.
(i)	Opinion and Consent of Counsel (July 2020). Previously filed as Exhibit (i) on July 29, 2020 and incorporated by reference herein.
(i)(1)	Opinion and Consent of Counsel (Pacific Funds ESG Core Bond). Previously filed as Exhibit (i)(1) on December 1, 2020 and incorporated by reference herein.
(i)(2)	Opinion and Consent of Counsel (Pacific Funds ESG Low Duration), Filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm,filed herewith.

(l)(1)	Purchase Agreement. Previously filed as Exhibit (l) on September 26, 2001 and incorporated by reference herein.
(l)(2)	Purchase Agreement (Inflation Managed Fund). Previously filed as Exhibit (l)(2) on June 26, 2003 and incorporated by reference herein.
(m)(1)(i)	Class A Service Plan. Previously filed as Exhibit (m)(1)(a) on May 15, 2018 and incorporated by reference herein.
(m)(1)(ii)	Schedule A to Class A Service Plan (2021 updates), filed herewith.
(m)(2)(i)	Class C Distribution and Service Plan. Previously filed as Exhibit (m)(3) on September 26, 2001 and incorporated by reference herein.
(m)(2)(ii)	Schedule A to Class C Distribution and Service Plan (2021 updates ),filed herewith.
(n)	Amended and Restated Multi-Class Plan for Pacific Funds Series Trust, Previously filed as Exhibit (n) on May 14, 2020 and incorporated by reference herein.
(n)(1)	Updated Schedule A to Multi-Class Plan (Pacific Funds ESG Low Duration), filed herewith.
(n)(2)	No Longer Applicable.
(o)	Reserved
(p)(1)	Code of Ethics—Pacific Funds. Previously filed as Exhibit (p)(1) on July 28, 2015 and incorporated by reference herein.

(p)(2)	Code of Ethics—PIMCO. Previously filed as Exhibit (p)(2) on April 23, 2021 and incorporated by reference herein.
(p)(3)	Code of Ethics—ClearBridge. Previously filed as Exhibit (p)(5) on May 15, 2018 and incorporated by reference herein.
(p)(4)	Code of Ethics—Pacific Life Fund Advisors LLC. Previously filed as Exhibit (p)(4) on May 14, 2020 and incorporated by reference herein.
(p)(5)	Code of Ethics—MFS. Previously filed as Exhibit (p)(8) on May 11, 2017 and incorporated by reference herein.
(p)(6)	Code of Ethics—Pacific Select Fund and Pacific Funds Independent Trustees, filed herewith.
(p)(7)	Code of Ethics—T. Rowe. Previously filed as Exhibit (p)(7) on May 14, 2020 and incorporated by reference herein.
(p)(8)	Code of Ethics—Ashmore. Previously filed as Exhibit (p)(8) on April 23, 2021 and incorporated by reference herein.
(p)(9)	Code of Ethics—AllianceBernstein. Previously filed as Exhibit (p)(30) on July 27, 2017 and incorporated by reference herein.
(p)(10)	Code of Ethics—Pacific Select Distributors, LLC. Previously filed as Exhibit (p)(33) on July 28, 2015 and incorporated by reference herein.
(p)(11)	Code of Ethics—Western Asset. Previously filed as Exhibit (p)(34) on May 11, 2017 and incorporated by reference herein.
(p)(12)	Code of Ethics—QS Investors. Previously filed as Exhibit (p)(12) on April 23, 2021 and incorporated by reference herein.
(p)(13)	Code of Ethics – Rothschild, filed herewith.
(p)(14)	Code of Ethics—Wellington. Previously filed as Exhibit (p)(14) on April 23, 2021 and incorporated by reference herein.
(p)(15)	Code of Ethics—Principal REI. Previously filed as Exhibit (p)(41) on May 15, 2018 and incorporated by reference herein.
(p)(16)	No Longer Applicable.
(p)(17)	Code of Ethics— Invesco. Previously filed as Exhibit (p)(17) on April 23, 2021 and incorporated by reference herein.
(p)(18)	Code of Ethics—Pacific Asset Management LLC (PAM). Previously filed as Exhibit (p)(18) on May 14, 2020 and incorporated by reference herein.
(p)(19)	Code of Ethics—JPMorgan. Previously filed as Exhibit (p)(19) on April 23, 2021 and incorporated by reference herein.
(99)	Power of Attorney dated June 18, 2019. Previously filed as Exhibit (99) on June 28, 2019 and incorporated by reference herein.

Item 29. Persons controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Declaration of Trust and to the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code and Article VII of the Registrant’s Amended and Restated Declaration of Trust as filed as Exhibit (a)(1)(a) to the Registrant’s registration statement provides for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Amended and Restated Declaration of Trust, the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.
Pacific Life Fund Advisors LLC	700 Newport Center Drive Newport Beach, CA 92660	801-15057

AllianceBernstein L.P.	150 4th Avenue North Nashville, TN 37219	801-56720

Ashmore Investment Management Limited	61 Aldwych, 5th Floor London WC2B 4AE, United Kingdom	801-55109

ClearBridge Investments, LLC	620 Eighth Avenue New York, NY 10018	801-64710

Invesco Advisers, Inc.	1555 Peachtree Street, N.E. Atlanta, GA 30309	801-33949

J.P. Morgan Investment Management Inc.	383 Madison Ave. New York, NY 21011	801-21011

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

MFS Investment Management	111 Huntington Avenue Boston, MA 02199	801-17352

Pacific Asset Management LLC	840 Newport Center Dr, 7th Floor Newport Beach, CA 92660	801-117402

Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660	801-48187

Principal Real Estate Investors LLC	801 Grand Avenue Des Moines, IA 50392	801-55618

QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022	801-70974

Rothschild & Co Asset Management US Inc.	1251 Avenue of the Americas New York, NY 10020	801-5875

T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202	801-856

Wellington Management Company LLP	280 Congress Street Boston, MA 02210	801-15908

Western Asset Management Company, LLC	385 East Colorado Boulevard Pasadena, CA 91101	801-8162

Item 32. Principal Underwriters

(a)	Pacific Select Distributors, LLC (“PSD”) (member FINRA & SIPC) serves as underwriter and distributor of shares of Pacific Funds Series Trust. PSD is a subsidiary of Pacific Life Insurance Company (“Pacific Life”) and an affiliate of Pacific Life Fund Advisors LLC (“PLFA”). PSD also serves as distributor of shares of Pacific Select Fund.

(b)

Name and Principal Business Address (1)	Positions and Offices with Underwriter	Positions and Offices with Registrant
Brett M. Hynes	Chief Executive Officer	None
Laurie A. Fitzgerald	Senior Vice President, Chief Financial Officer & Chief Operating Officer	None
Thomas Gibbons	Senior Vice President, Corporate Strategy, Development & Treasury	None
Frank J. Boynton	Vice President	None
Jane M. Guon	Vice President & Secretary	Vice President & Secretary
Douglas P. Jackson	Vice President	None
John F. O’Donnell	Vice President	None
Amie H. Chen	Assistant Vice President, Tax	None
Cade H. Cherry	Assistant Vice President	None
Dominic P. Faso	Assistant Vice President & Treasurer	None
Michael T. Lietzow	Assistant Vice President	None
Benjamin E. Wiesenfeld	Assistant Vice President & Chief Compliance Officer	None
Starla C. Yamauchi	Assistant Secretary	None

(1)	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be generally maintained at PLFA at 700 Newport Center Drive, Newport Beach, California 92660 or BNY Mellon Asset Servicing 4400 Computer Drive, Westborough, MA 01581. Other documents, as applicable, may be primarily maintained at the individual offices of each sub-adviser at their principal business address as listed above in Item 31.

With regard to the Registrant’s 17a-7 transactions and pursuant to Rule 17a-7 of the Investment Company Act of 1940, the identity of the counterparty required to be maintained by Registrant will be maintained by PLFA, as noted above, other than Funds managed by MFS Investment Management, Pacific Investment Management Co., T. Rowe Price Associates, Inc. and Wellington Management Company LLP. For these Funds, the sub-advisers will maintain this information at their offices at their principal business address as listed above in Item 31.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 164 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, in the State of California, on this 29th day of July, 2021.

PACIFIC FUNDS SERIES TRUST

By:	/s/ Mark Karpe
Mark Karpe
Assistant Vice President and Counsel
Pacific Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 164 to the Registration Statement of Pacific Funds Series Trust has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

James T. Morris*	Chairman of the Board and Trustee (Principal Executive Officer)	July 29, 2021

Adrian S. Griggs*	Chief Executive Officer	July 29, 2021

Trevor T. Smith*	Vice President and Treasurer	July 29, 2021
(Principal Financial and Accounting Officer)

Gale K. Caruso*	Trustee	July 29, 2021

Andrew J. Iseman*	Trustee	July 29, 2021

Paul A. Keller*	Trustee	July 29, 2021

Lucie H. Moore*	Trustee	July 29, 2021

Nooruddin Veerjee*	Trustee	July 29, 2021

*By: /s/ Mark Karpe	July 29, 2021
Mark Karpe
as attorney-in-fact pursuant to power of attorney filed herewith

Pacific Funds Series Trust

Power of Attorney

The undersigned trustees and officers of Pacific Funds Series Trust (the “Trust”) hereby appoint Robin S. Yonis, Sharon A. Cheever, Anthony Zacharski, Megan C. Johnson, Greg Larson, Mark Karpe, Audrey L. Cheng, Laurene E. MacElwee, Howard T. Hirakawa, and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.

The undersigned trustees and officers of Pacific Funds Series Trust hereby execute this Power of Attorney effective the 18th day of June, 2019.

NAME	TITLE

/s/ James T. Morris
James T. Morris	Chairman and Trustee

/s/ Gale K. Caruso
Gale K. Caruso	Trustee

/s/ Paul A. Keller
Paul A. Keller	Trustee

/s/ Lucie H. Moore
Lucie H. Moore	Trustee

/s/ Nooruddin Veerjee
Nooruddin Veerjee	Trustee

/s/ Andrew J. Iseman
Andrew J. Iseman	Trustee

/s/ Adrian S. Griggs
Adrian S. Griggs	Chief Executive Officer

/s/ Trevor T. Smith
Trevor T. Smith	Vice President and Treasurer

PACIFIC FUNDS SERIES TRUST

EXHIBIT INDEX

(d)(1)(v)	Updated Schedule A to the Investment Advisory Agreement (Pacific Funds ESG Low Duration)

(d)(17)(iii)	Amendment No. 2 to the Subadvisory Agreement — Pacific Asset Management LLC (PAM)

(e)(1)(iii)	Updated Schedule A to the Distribution Agreement (Pacific Funds ESG Low Duration )

(g)(1)(v)	Updated Exhibit A to Custodian Services Agreement (Pacific Funds ESG Low Duration)

(h)(1)(iv)	Amendment No. 3 to the Transfer Agency & Shareholder Services Agreement (2021 updates/Pacific Funds ESG Low Duration)

(h)(1)(v)	Amendment No. 4 to the Transfer Agency & Shareholder Services Agreement (2021 updates/Pacific Funds ESG Low Duration)

(h)(2)(iii)	Updated Schedule A to the PF Administration Agreement (Pacific Funds ESG Low Duration)

(h)(3)(ii)	Amendment to the Amended and Restated Expense Limitation Agreement (2021 updates).

(h)(4)(viii)	Updated Exhibit A to Sub-Administration and Accounting Services Agreement (Pacific Funds ESG Low Duration)

(i)(2)	Opinion and Consent of Counsel (Pacific Funds ESG Low Duration).

(j)	Consent of Independent Registered Public Accounting Firm

(m)(1)(ii)	Schedule A to Class A Service Plan (2021 updates)

(m)(2)(ii)	Schedule A to Class C Distribution and Service Plan (2021 updates)

(n)(1)	Updated Schedule A to Multi-Class Plan (Pacific Funds ESG Low Duration)

(p)(6)	Code of Ethics—Pacific Select Fund and Pacific Funds Independent Trustees

(p)(13)	Code of Ethics – Rothschild

EX-101.INS	Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
EX-101.SCH	XBRL Taxonomy Schema Document
EX-101.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Label Linkbase Document
EX-101.PRE	XBRL Taxonomy Presentation Linkbase Document